UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07238

SUNAMERICA SERIES TRUST

(Exact name of registrant as specified in charter)

1 SunAmerica Center Los Angeles, CA 90067-6022
(Address of principal executive offices)  (Zip code)

John T. Genoy
Senior Vice President
SunAmerica Asset Management Corp.
Harborside Financial Center,
3200 Plaza 5
Jersey City, NJ 07311
(Name and address of agent for service)
Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: January 31
Date of reporting period: April 30, 2011

Item 1 — Schedule of Investments
This filing is on behalf of thirty-one of the thirty-five Investment Company Series of SunAmerica Series Trust.

SUNAMERICA SERIES TRUST
CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS — April 30, 2011
(unaudited)

Short-Term Investment Securities — 100.4%	Principal	Value
	Amount	(Note 1)

ASSET-BACKED COMMERCIAL PAPER — 40.0%
Argento Variable Funding Co. Ltd. 0.31% due 06/28/11*	$460,000	$459,770
Argento Variable Funding Co. Ltd. 0.32% due 05/03/11*	1,100,000	1,099,980
Argento Variable Funding Co. Ltd. 0.32% due 05/04/11*	400,000	399,989
Argento Variable Funding Co. Ltd. 0.32% due 06/02/11*	2,300,000	2,299,346
Atlantis One Funding Corp. 0.37% due 09/07/11*	2,000,000	1,998,800
Cancara Asset Securitisation LLC 0.30% due 05/16/11*	5,200,000	5,199,350
Cancara Asset Securitisation LLC 0.30% due 05/20/11*	2,700,000	2,699,573
Fairway Finance Corp. 0.22% due 07/06/11*	340,000	339,857
FCAR Owner Trust I 0.45% due 05/02/11	1,000,000	999,988
FCAR Owner Trust I 0.45% due 05/06/11	2,000,000	1,999,875
FCAR Owner Trust I 0.45% due 06/01/11	500,000	499,806
FCAR Owner Trust I 0.45% due 06/07/11	2,000,000	1,999,075
FCAR Owner Trust I 0.45% due 07/01/11	6,300,000	6,297,669
FCAR Owner Trust I 0.45% due 07/05/11	3,000,000	2,998,830
Gemini Securitization Corp. LLC 0.30% due 05/02/11*	1,400,000	1,399,988
Gemini Securitization Corp. LLC 0.30% due 06/01/11*	7,000,000	6,998,192
Govco LLC 0.23% due 07/27/11*	2,300,000	2,298,574
Govco LLC 0.23% due 07/28/11*	3,500,000	3,498,031
Grampian Funding LLC 0.32% due 05/09/11*	3,600,000	3,599,744
Jupiter Securitization Co. LLC 0.29% due 08/01/11*	298,000	297,800
Kells Funding LLC 0.36% due 05/18/11*	3,000,000	2,999,490
Kells Funding LLC 0.36% due 06/01/11*	4,300,000	4,298,667
Kells Funding LLC 0.37% due 05/16/11*	3,200,000	3,199,507
Kells Funding LLC 0.37% due 05/17/11*	3,300,000	3,299,457
Kells Funding LLC 0.37% due 06/01/11*	2,500,000	2,499,203
Liberty Street Funding LLC 0.20% due 06/10/11*	2,100,000	2,099,533
Liberty Street Funding LLC 0.27% due 06/27/11*	850,000	849,637
Market Street Funding Corp. 0.22% due 07/27/11*	350,000	349,836
Market Street Funding Corp. 0.23% due 07/13/11*	9,000,000	8,996,400
Market Street Funding Corp. 0.25% due 07/11/11*	1,170,000	1,169,544
MetLife Short Term Funding LLC 0.28% due 06/17/11*	3,300,000	3,298,794
MetLife Short Term Funding LLC 0.28% due 08/22/11*	1,800,000	1,798,542
MetLife Short Term Funding LLC 0.31% due 05/31/11*	4,000,000	3,998,967
MetLife Short Term Funding LLC 0.32% due 05/02/11*	2,000,000	1,999,982
MetLife Short Term Funding LLC 0.32% due 05/09/11*	2,150,000	2,149,847
MetLife Short Term Funding LLC 0.32% due 05/31/11*	2,700,000	2,699,280
Mont Blanc Capital Corp. 0.22% due 07/14/11*	3,800,000	3,798,024
Northern Pines Funding LLC 0.30% due 07/20/11*	7,100,000	7,095,953
Northern Pines Funding LLC 0.30% due 07/21/11*	3,050,000	3,048,231
Northern Pines Funding LLC 0.30% due 07/28/11*	3,650,000	3,647,628
Northern Pines Funding LLC 0.30% due 08/02/11*	1,950,000	1,948,635
Royal Park Investments Funding Corp. 0.32% due 06/01/11*	2,500,000	2,499,311
Royal Park Investments Funding Corp. 0.34% due 05/17/11*	2,800,000	2,799,577
Royal Park Investments Funding Corp. 0.37% due 05/06/11*	1,000,000	999,949
Royal Park Investments Funding Corp. 0.37% due 05/11/11*	1,050,000	1,049,892
Royal Park Investments Funding Corp. 0.38% due 05/09/11*	1,100,000	1,099,907
Royal Park Investments Funding Corp. 0.40% due 05/03/11*	2,100,000	2,099,953
Royal Park Investments Funding Corp. 0.54% due 05/09/11*	700,000	699,916
Surrey Funding Corp. 0.26% due 08/02/11*	650,000	649,591
Thunder Bay Funding LLC 0.30% due 10/11/11*	1,100,000	1,098,284
Variable Funding Capital Co. LLC 0.34% due 07/05/11*	1,000,000	999,610
Versailles Commercial Paper LLC 0.36% due 07/06/11*	340,000	339,844
Versailles Commercial Paper LLC 0.37% due 06/21/11*	1,867,000	1,866,021
Versailles Commercial Paper LLC 0.38% due 06/08/11*	7,000,000	6,997,192
Versailles Commercial Paper LLC 0.40% due 05/31/11*	650,000	649,783
Versailles Commercial Paper LLC 0.40% due 06/02/11*	600,000	599,787
Windmill Funding Corp. 0.23% due 07/11/11*	1,400,000	1,399,370

TOTAL ASSET-BACKED COMMERCIAL PAPER (cost $138,470,229)		138,477,381

CERTIFICATES OF DEPOSIT — 31.7%
Bank of Montreal 0.20% due 05/04/11	2,380,000	2,380,000

Bank Of Nova Scotia 0.24% due 07/05/11	1,785,000	1,785,161
Bank of Nova Scotia 0.35% due 06/20/11	500,000	500,000
Bank of Nova Scotia 0.35% due 06/27/11	3,000,000	3,000,000
Barclays Bank PLC 0.28% due 09/28/11	4,100,000	4,099,795
Barclays Bank PLC 0.31% due 08/11/11	3,600,000	3,599,856
Barclays Bank PLC 0.32% due 10/03/11	2,900,000	2,899,159
BNP Paribas 0.18% due 09/06/11	3,600,000	3,600,468
BNP Paribas 0.51% due 09/23/11	3,900,000	3,900,936
BNP Paribas 0.51% due 09/12/11	6,000,000	6,001,260
BNP Paribas 0.54% due 09/23/11	2,600,000	2,601,794
Credit Agricole Corporate & Investment Bank 0.33% due 05/04/11	500,000	499,999
Credit Industriel et Commercial 0.40% due 05/17/11	8,800,000	8,800,000
Credit Industriel et Commercial 0.40% due 06/03/11	1,400,000	1,400,000
Mizuho Corporate Bank Ltd. 0.26% due 05/31/11	3,800,000	3,800,000
Mizuho Corporate Bank Ltd. 0.27% due 05/26/11	1,300,000	1,300,000
Natixis 0.40% due 05/02/11	3,400,000	3,400,000
Natixis 0.40% due 07/05/11	6,600,000	6,601,716
Natixis 0.42% due 05/02/11	362,000	362,000
Nordea Bank Finland PLC 0.31% due 06/01/11	2,400,000	2,400,000
Nordea Bank Finland PLC 0.36% due 05/31/11	2,000,000	2,000,000
Nordea Bank Finland PLC 0.36% due 06/01/11	3,200,000	3,200,000
Rabobank Nederland 0.37% due 08/08/11	700,000	700,315
Rabobank Nederland 0.37% due 08/10/11	800,000	800,368
Societe Generale 0.37% due 05/09/11	5,000,000	5,000,000
Societe Generale 0.38% due 05/03/11	3,500,000	3,500,000
Societe Generale 0.39% due 05/02/11	2,200,000	2,200,001
Svenska Handelsbanken 0.27% due 06/27/11	5,200,000	5,200,000
Svenska Handelsbanken 0.28% due 06/22/11	4,000,000	4,000,029
Svenska Handelsbanken 0.30% due 10/27/11	2,500,000	2,498,500
Svenska Handelsbanken 0.34% due 09/28/11	888,000	887,902
Svenska Handelsbanken 0.39% due 06/06/11	2,000,000	2,000,010
Toronto Dominion Bank 0.35% due 07/11/11	800,000	800,288
UBS AG 0.31% due 08/23/11	2,000,000	1,999,760
UBS AG 0.41% due 07/11/11	3,750,000	3,751,725
UBS AG 0.43% due 07/01/11	3,000,000	3,001,290
UBS AG 0.43% due 07/12/11	1,250,000	1,250,637
UBS AG 0.47% due 07/29/11	1,000,000	1,000,730
UBS AG 0.53% due 06/30/11	1,000,000	1,000,670
Westpac Banking Corp. 0.35% due 07/01/11	2,000,000	2,000,560

TOTAL CERTIFICATES OF DEPOSIT (cost $109,715,406)		109,724,929

COMMERCIAL PAPER — 2.6%
Coca-Cola Co. 0.20% due 07/11/11*	1,785,000	1,784,393
Coca-Cola Co. 0.24% due 07/07/11*	2,800,000	2,799,076
General Electric Capital Corp. 0.32% due 12/08/11	2,400,000	2,396,808
General Electric Capital Corp. 0.36% due 07/14/11	2,000,000	1,999,460

TOTAL COMMERCIAL PAPER (cost $8,976,851)		8,979,737

U.S. CORPORATE NOTES — 0.0%
Cheyne Finance LLC FRS Escrow Security 4.83% due 10/25/07*(1)(2)(3)(4)(5)	2,169,914	36,671
Cheyne Finance LLC FRS Escrow Security 4.83% due 01/25/08*(1)(2)(3)(4)(5)	3,157,859	53,368

TOTAL U.S. CORPORATE NOTES (cost $136,462)		90,039

MUNICIPAL BONDS & Notes — 2.3%
Colorado Housing & Finance Authority Revenue VRS 0.21% due 10/01/34(6)	200,000	200,000
Colorado Housing & Finance Authority Revenue VRS 0.21% due 05/01/41(6)	1,120,000	1,120,000
Colorado Housing Finance Authority Single Family Mtg. Revenue VRS 0.21% due 11/01/33(6)	960,000	960,000

Connecticut Housing Finance Authority Revenue VRS 0.29% due 11/15/38(6)	175,000	175,000
Iowa Finance Authority Single Family Mtg. Revenue VRS 0.17% due 07/01/37(6)	1,555,000	1,555,000
Kentucky Housing Corp. Revenue VRS 0.34% due 07/01/37(6)	180,000	180,000
New Hampshire Health & Education Facilities Authority Revenue VRS 0.23% due 06/01/41(6)	170,000	170,000
New Mexico Finance Authority State Transportation Revenue VRS 0.21% due 12/15/26(6)	300,000	300,000
State of Texas VRS General Obligation Bonds 0.18% due 12/01/29(6)	750,000	750,000
State of Texas VRS General Obligation Bonds 0.23% due 12/01/29(6)	100,000	100,000
State of Texas VRS General Obligation Bonds 0.23% due 06/01/31(6)	930,000	930,000
State of Texas VRS General Obligation Bonds 0.27% due 12/01/26(6)	220,000	220,000
State of Texas VRS General Obligation Bonds 0.28% due 12/01/32(6)	500,000	500,000
State of Texas VRS General Obligation Bonds 0.30% due 12/01/23(6)	465,000	465,000
State of Texas VRS General Obligation Bonds 0.32% due 12/01/26(6)	200,000	200,000
Wisconsin Housing & Economic Development Authority Revenue VRS 0.27% due 09/01/27(6)	105,000	105,000
Wisconsin Housing & Economic Development Authority Revenue VRS 0.27% due 09/01/34(6)	200,000	200,000

TOTAL MUNICIPAL BONDS & NOTES (cost $8,130,000)		8,130,000

U.S. GOVERNMENT AGENCIES — 20.9%
Federal Home Loan Bank Disc. Notes
0.00% due 05/02/11	68,364,000	68,363,998
Federal Home Loan Mtg. Corp. Disc. Notes
0.15% due 05/31/11	1,900,000	1,899,762
0.17% due 09/20/11	1,000,000	999,610

0.20% due 07/07/11	1,000,000	999,930

TOTAL U.S. GOVERNMENT AGENCIES (cost $72,262,718)		72,263,300

U.S. GOVERNMENT TREASURIES — 2.9%
United States Treasury Bills
0.16% due 11/17/11	700,000	699,615
0.19% due 05/26/11	2,000,000	1,999,736
United States Treasury Notes
0.75% due 11/30/11	1,400,000	1,404,872
1.00% due 07/31/11	1,200,000	1,202,772
1.00% due 10/31/11	2,200,000	2,209,460
1.13% due 06/30/11	350,000	350,588
4.63% due 10/31/11	1,000,000	1,022,190
4.88% due 05/31/11	1,000,000	1,003,850

TOTAL U.S. GOVERNMENT TREASURIES (cost $9,891,045)		9,893,083

TOTAL SHORT-TERM INVESTMENT SECURITIES — 100.4% (cost $347,582,711)		347,558,469

TOTAL INVESTMENTS — (cost $347,582,711)(7)	100.4%	347,558,469
Liabilities in excess of other assets	(0.4)	(1,283,823)

NET ASSETS	100.0%	$346,274,646

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2011, the aggregate value of these securities was $128,355,646 representing 37.1% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(2)	Illiquid security. At April 30, 2011, the aggregate value of these securities was $90,039 representing 0.0% of net assets.

(3)	Security in default

(4)	Security issued by a structured investment vehicle (“SIV”). These SIV’s may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning the interest in and structure of the issuer or the originator of the receivables, or the credit worthiness of the entities that provide any credit enhancements.

(5)	On August 28, 2007, mark to market losses experienced in the investment portfolio of SIV Portfolio, PLC (“SIV Portfolio”) (formerly Cheyne Finance PLC), the issuer of the underlying notes held by Cheyne Finance LLC, the issuer of the medium term notes (the “Notes”) held by the Portfolio, triggered the appointment of receivers (Deloitte & Touche LLP) (collectively, the Receiver”). On October 17, 2007, the Receiver determined that SIV Portfolio was about to become unable to pay its debts as they came due and that an insolvency event had occurred. As a result of this determination, the Notes became immediately due and payable and are in default as a result of non payment. These events, which are based on published reports, materially adversely affect the ability of SIV Portfolio to make interest and principal payments due on the Notes. On April 16, 2008, however, the Receiver made a partial payment of principal and interest due on the Notes. On July 23, 2008, the Receiver concluded the sale of SIV Portfolio’s investment portfolio and a distribution to senior creditors, including the Portfolio, was made. Furthermore, an additional distribution to senior creditors, including the Portfolio, was made on August 13, 2008. The market value of the Notes, as of April 30, 2011, represents the Notes’ residual value that may be distributed to the Portfolio.

(6)	The security’s effective maturity date is less than one year.

(7)	See Note 4 for cost of investments on a tax basis.

FRS —	Floating Rate Security

VRS —	Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at April 30, 2011 and unless noted otherwise, the dates shown are the original maturity dates.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Short-Term Investment Securities:
Asset Backed Commercial Paper	$—	$138,477,381	$—	138,477,381
Certificates of Deposit	—	109,724,929	—	109,724,929
Commercial Paper	—	8,979,737	—	8,979,737
U.S. Corporate Notes	—	—	90,039	90,039
Municipal Bonds & Notes	—	8,130,000	—	8,130,000
U.S. Government Agencies	—	72,263,300	—	72,263,300
U.S. Government Treasuries	—	9,893,083	—	9,893,083

Total	$—	$347,468,430	$90,039	$347,558,469

The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

U.S. Corporate
Bonds & Notes
Balance as of 1/31/2011	$90,039
Accrued discounts	—
Accrued premiums	—
Realized gain	—
Realized loss	—
Change in unrealized appreciation	—
Change in unrealized depreciation	—
Net purchases	—
Net sales	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 4/30/2011	$90,039

Industry Allocation*

Banks-Foreign-US Branches	31.7%
U.S. Government Agency	20.9
Asset Backed Commercial Paper/Fully Supported	17.9
Asset Backed Commercial Paper/Auto	6.8
Asset Backed Commercial Paper/Diversified	4.5
Collateralized Commercial Paper/REPO Backed	4.5
Asset Backed Commercial Paper/Trade Receivables	3.0
Sovereigns/Supranational	2.9
Asset Backed Commercial Paper/Hybrid	2.3
Municipal	2.3
Diversified	1.3
Food & Beverage	1.3
Asset Backed Commercial Paper/Other	0.6
Asset Backed Commercial Paper/Credit Card	0.3
Single Family Housing	0.1

100.4%

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
CORPORATE BOND PORTFOLIO
Portfolio of Investments — April 30, 2011
(unaudited)

Asset Backed Securities — 0.0%	Shares/ Principal Amount	Value (Note 1)

DIVERSIFIED FINANCIAL SERVICES — 0.0%
125 Home Loan Owner Trust VRS Series 1998-1A, Class B1 9.76% due 02/15/29*(1)	$5,652	$4,692
SMFC Trust VRS Series 1997-A, Class B1-4 3.00% due 01/28/27*(1)(2)(3)	3,680	3,077

TOTAL ASSET BACKED SECURITIES (cost $9,116)		7,769

Convertible Bonds & Notes — 0.0%

REAL ESTATE INVESTMENT TRUSTS — 0.0%
ProLogis Senior Notes 2.25% due 04/01/37 (cost $393,801)	430,000	430,000

U.S. Corporate Bonds & Notes — 81.4%

ADVERTISING SALES — 0.2%
Lamar Media Corp. Senior Notes 6.63% due 08/15/15	1,275,000	1,302,094
Lamar Media Corp. Company Guar. Notes Class B 6.63% due 08/15/15	550,000	561,687
Lamar Media Corp. Company Guar. Notes 7.88% due 04/15/18	200,000	215,000

		2,078,781

ADVERTISING SERVICES — 0.2%
Visant Corp. Company Guar. Notes 10.00% due 10/01/17	2,375,000	2,565,000

AEROSPACE/DEFENSE — 0.3%
BAE Systems Holdings, Inc. Company Guar. Notes 5.20% due 08/15/15*	3,020,000	3,260,936

AEROSPACE/DEFENSE-EQUIPMENT — 0.3%
Alliant Techsystems, Inc. Company Guar. Notes 6.75% due 04/01/16	1,050,000	1,086,750
Sequa Corp. Senior Notes 11.75% due 12/01/15*	325,000	351,406
Sequa Corp. Company Guar. Notes 13.50% due 12/01/15*	338,145	373,650
TransDigm, Inc. Senior Sub. Notes 7.75% due 12/15/18*	1,675,000	1,804,813

		3,616,619

AGRICULTURAL CHEMICALS — 0.2%
Incitec Pivot Finance LLC Company Guar. Notes 6.00% due 12/10/19*	1,940,000	2,067,588

AIRLINES — 0.4%
Southwest Airlines Co. Senior Notes 5.13% due 03/01/17	1,500,000	1,578,744
Southwest Airlines Co. Notes 6.50% due 03/01/12	1,320,000	1,376,696
Southwest Airlines Co. Debentures 7.38% due 03/01/27	1,215,000	1,262,389

		4,217,829

ALTERNATIVE WASTE TECHNOLOGY — 0.0%
Darling International, Inc. Company Guar. Notes 8.50% due 12/15/18*	150,000	163,500

APPLIANCES — 0.3%
Whirlpool Corp. Senior Notes 5.50% due 03/01/13	2,730,000	2,905,086

APPLICATIONS SOFTWARE — 0.2%
Serena Software, Inc. Company Guar. Notes 10.38% due 03/15/16	1,400,000	1,477,000
SS&C Technologies, Inc. Company Guar. Notes 11.75% due 12/01/13	495,000	512,325

		1,989,325

ATHLETIC EQUIPMENT — 0.1%
Easton-Bell Sports, Inc. Senior Sec. Notes 9.75% due 12/01/16	1,275,000	1,428,000

AUCTION HOUSES/ART DEALERS — 0.2%
KAR Auction Services, Inc. Company Guar. Notes 8.75% due 05/01/14	1,625,000	1,675,781
KAR Auction Services, Inc. Senior Notes 10.00% due 05/01/15	17,000	17,893

		1,693,674

AUTO-CARS/LIGHT TRUCKS — 0.5%
General Motors Corp. Escrow Notes 7.20% due 01/15/11†(1)(3)	1,000,000	25,000
General Motors Corp. Escrow Notes 7.40% due 09/01/25†(1)(3)	2,800,000	70,000
General Motors Corp. Escrow Notes 9.45% due 11/01/11†(1)(3)	250,000	6,250
Nissan Motor Acceptance Corp. Senior Notes 4.50% due 01/30/15*	4,570,000	4,804,765

		4,906,015

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.7%
Affinia Group Holdings, Inc. Senior Sub. Notes 9.00% due 11/30/14*	175,000	180,031
Affinia Group Holdings, Inc. Senior Sec. Notes 10.75% due 08/15/16*	540,000	612,900

American Axle & Manufacturing Holdings, Inc. Senior Sec. Notes 9.25% due 01/15/17*	300,000	335,250
ArvinMeritor, Inc. Company Guar. Notes 10.63% due 03/15/18	425,000	481,312
Cooper-Standard Automotive, Inc. Company Guar. Notes 8.50% due 05/01/18	575,000	618,125
Dana Holding Corp. Senior Notes 6.50% due 02/15/19	125,000	125,938
Dana Holding Corp. Senior Notes 6.75% due 02/15/21	125,000	126,094
Johnson Controls, Inc. Senior Notes 5.00% due 03/30/20	1,240,000	1,315,862
Lear Corp. Company Guar. Notes 7.88% due 03/15/18	800,000	878,000
Lear Corp. Company Guar. Notes 8.13% due 03/15/20	150,000	166,500
Pinafore LLC/Pinafore, Inc. Senior Sec. Notes 9.00% due 10/01/18*	825,000	901,312
Pittsburgh Glass Works LLC Senior Sec. Notes 8.50% due 04/15/16*	250,000	261,250
Tenneco, Inc. Company Guar. Notes 6.88% due 12/15/20	825,000	845,625
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc. Senior Sec. Notes 10.63% due 09/01/17*	652,000	723,720
TRW Automotive, Inc. Senior Notes 8.88% due 12/01/17*	275,000	310,750

		7,882,669

AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT — 0.2%
Allison Transmission, Inc. Company Guar. Notes 7.13% due 05/15/19*	175,000	177,187
Exide Technologies Senior Sec. Notes 8.63% due 02/01/18*	800,000	858,000
Uncle Acquisition 2010 Corp. Senior Notes 8.63% due 02/15/19*	900,000	956,250

		1,991,437

B2B/E-COMMERCE — 0.1%
GXS Worldwide, Inc. Senior Sec. Notes 9.75% due 06/15/15	1,400,000	1,431,500

BANKS-COMMERCIAL — 2.1%
Associated Banc-Corp. Senior Notes 5.13% due 03/28/16	1,505,000	1,533,562
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/17	6,975,000	7,031,672
City National Corp. Senior Notes 5.25% due 09/15/20	1,205,000	1,228,078
Discover Bank Sub. Notes 8.70% due 11/18/19	2,900,000	3,566,078
Hudson United Bank Sub. Notes 7.00% due 05/15/12	1,000,000	1,062,799
M&T Bank Corp. Senior Notes 5.38% due 05/24/12	1,340,000	1,404,908
Manufacturers & Traders Trust Co. FRS Sub. Notes 5.63% due 12/01/21	2,235,000	2,188,331
Wachovia Bank NA Sub. Notes 4.80% due 11/01/14	2,000,000	2,157,528
Wachovia Bank NA Sub. Notes 4.88% due 02/01/15	1,350,000	1,457,235

		21,630,191

BANKS-FIDUCIARY — 0.3%
Northern Trust Corp. Senior Notes 5.30% due 08/29/11	40,000	40,616
Wilmington Trust Corp. Notes 8.50% due 04/02/18	2,850,000	3,338,393

		3,379,009

BANKS-SUPER REGIONAL — 1.6%
Banc One Corp. Sub. Debentures 8.00% due 04/29/27	460,000	571,136
Capital One Financial Corp. Senior Notes 7.38% due 05/23/14	1,650,000	1,917,501
Fifth Third Bancorp Senior Notes 3.63% due 01/25/16	1,730,000	1,755,229
Huntington Bancshares, Inc. Sub. Notes 7.00% due 12/15/20	680,000	761,424
PNC Funding Corp. Bank Guar. Notes 4.25% due 09/21/15	1,000,000	1,063,438

PNC Funding Corp. Bank Guar. Notes 5.13% due 02/08/20	1,260,000	1,346,520
PNC Funding Corp. Bank Guar. Notes 5.63% due 02/01/17	1,360,000	1,494,476
SunTrust Banks, Inc. Senior Notes 3.60% due 04/15/16	1,600,000	1,620,627
SunTrust Capital VIII FRS Ltd. Guar. Notes 6.10% due 12/01/66	1,700,000	1,666,000
Wachovia Corp. Senior Notes 5.75% due 02/01/18	4,020,000	4,484,567

		16,680,918

BEVERAGES-NON-ALCOHOLIC — 0.1%
Bottling Group LLC Senior Notes 5.50% due 04/01/16	760,000	864,307

BROADCAST SERVICES/PROGRAM — 0.6%
Clear Channel Communications, Inc. Company Guar. Notes 9.00% due 03/01/21*	650,000	661,375
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes, Series A 9.25% due 12/15/17	150,000	166,688
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes, Series B 9.25% due 12/15/17	950,000	1,056,875
Discovery Communications LLC Company Guar. Notes 5.05% due 06/01/20	1,500,000	1,579,135
Nexstar Broadcasting, Inc. Company Guar. Notes 7.00% due 01/15/14	400,000	399,500
Nexstar Broadcasting, Inc. Company Guar. Notes 7.00% due 01/15/14	1,204,997	1,203,491
XM Satellite Radio, Inc. Company Guar. Notes 7.63% due 11/01/18*	1,000,000	1,065,000

		6,132,064

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.3%
Associated Materials LLC Senior Sec. Notes 9.13% due 11/01/17*	325,000	349,781
Building Materials Corp of America Senior Notes 6.75% due 12/21/31*	125,000	126,719
Building Materials Corp. of America Company Guar. Notes 7.50% due 03/15/20*	400,000	423,500
Interline Brands, Inc. Company Guar. Notes 7.00% due 11/15/18	325,000	334,750
Nortek, Inc. Company Guar. Notes 8.50% due 04/15/21*	950,000	947,625
Nortek, Inc. Company Guar. Notes 10.00% due 12/01/18*	525,000	561,750
Ply Gem Industries, Inc. Senior Sec. Notes 8.25% due 02/15/18*	850,000	873,375

		3,617,500

BUILDING PRODUCTS-WOOD — 0.5%
Masco Corp. Senior Bonds 4.80% due 06/15/15	5,500,000	5,503,003

CABLE/SATELLITE TV — 1.8%
CCH II LLC/CCH II Capital Corp. Company Guar. Notes 13.50% due 11/30/16	275,000	331,719
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 7.00% due 01/01/19	350,000	366,625
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 7.00% due 01/15/19*	425,000	444,125
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 7.25% due 10/30/17	675,000	718,875
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 7.88% due 04/30/18	225,000	243,844
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 8.13% due 04/30/20	150,000	166,875
Cequel Communications Holdings I LLC/Cequel Capital Corp. Senior Notes 8.63% due 11/15/17*	225,000	241,313
Comcast Corp. Company Guar. Notes 6.50% due 01/15/17	748,000	865,248
Comcast Holdings Corp. Company Guar. Notes 10.63% due 07/15/12	250,000	277,714
COX Communications, Inc. Senior Notes 5.45% due 12/15/14	5,335,000	5,946,284
COX Communications, Inc. Notes 7.13% due 10/01/12	1,950,000	2,109,765

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. Company Guar. Notes 6.38% due 03/01/41	2,750,000	2,873,632
Echostar DBS Corp. Company Guar. Notes 6.63% due 10/01/14	625,000	664,062
Insight Communications Co., Inc. Senior Notes 9.38% due 07/15/18*	475,000	530,813
Rainbow National Services LLC Senior Sub. Debentures 10.38% due 09/01/14*	1,353,000	1,407,120
Time Warner Cable, Inc. Company Guar. Notes 6.75% due 06/15/39	690,000	749,985
Time Warner Cable, Inc. Company Guar. Notes 8.75% due 02/14/19	490,000	621,388

		18,559,387

CAPACITORS — 0.1%
Kemet Corp. Senior Sec. Notes 10.50% due 05/01/18	1,000,000	1,132,500

CASINO HOTELS — 1.0%
Ameristar Casinos, Inc. Senior Notes 7.50% due 04/15/21*	800,000	819,000
Harrah’s Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	1,750,000	1,995,000
MGM Mirage, Inc. Company Guar. Notes 7.50% due 06/01/16	2,225,000	2,158,250
MGM Mirage, Inc. Senior Sec. Notes 9.00% due 03/15/20	325,000	362,375
MGM Mirage, Inc. Senior Sec. Notes 10.38% due 05/15/14	125,000	144,531
MGM Mirage, Inc. Senior Sec. Notes 11.13% due 11/15/17	250,000	290,625
San Pasqual Casino Development Group Notes 8.00% due 09/15/13*	825,000	823,969
Seminole Hard Rock Entertainment, Inc. FRS Senior Notes 2.81% due 03/15/14*	1,400,000	1,368,500
Seminole Indian Tribe of Florida Notes 7.75% due 10/01/17*	200,000	214,000
Seminole Indian Tribe of Florida Bonds 7.80% due 10/01/20*	1,060,000	1,058,081
Sugarhouse HSP Gaming Prop. Mezz LP/Sugarhouse HSP Gaming Finance Corp. Sec. Notes 8.63% due 04/15/16*	650,000	667,063
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 1st. Mtg. Notes 7.75% due 08/15/20	300,000	327,750
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 1st Mtg. Notes 7.88% due 11/01/17	300,000	327,000

		10,556,144

CASINO SERVICES — 0.3%
American Casino & Entertainment Properties LLC Senior Sec. Notes 11.00% due 06/15/14	975,000	1,038,375
Peninsula Gaming LLC Sec. Notes 8.38% due 08/15/15*	750,000	802,500
Peninsula Gaming LLC Company Guar. Notes 10.75% due 08/15/17	850,000	939,250

		2,780,125

CELLULAR TELECOM — 1.9%
AT&T Mobility LLC Senior Notes 6.50% due 12/15/11	1,000,000	1,036,724
AT&T Wireless Services, Inc. Senior Notes 8.75% due 03/01/31	4,750,000	6,657,590
Buccaneer Merger Sub, Inc. Senior Notes 9.13% due 01/15/19*	1,125,000	1,206,563
Crown Castle Towers LLC Senior Sec. Notes 5.50% due 01/15/37*	5,650,000	6,025,776
MetroPCS Wireless, Inc. Company Guar. Notes 6.63% due 11/15/20	1,700,000	1,702,125
MetroPCS Wireless, Inc. Company Guar. Notes 7.88% due 09/01/18	200,000	215,500
Nextel Communications, Inc. Company Guar. Notes 7.38% due 08/01/15	1,825,000	1,838,687
Sprint Nextel Corp. Senior Bonds 6.00% due 12/01/16	400,000	405,500

Sprint Nextel Corp. Senior Notes 8.38% due 08/15/17	600,000	672,750

		19,761,215

CHEMICALS-DIVERSIFIED — 0.6%
Celanese US Holdings LLC Company Guar. Notes 6.63% due 10/15/18	200,000	210,500
Dow Chemical Co. Senior Notes 8.55% due 05/15/19	1,630,000	2,089,808
Momentive Performance Materials, Inc. Sec. Notes 9.00% due 01/15/21*	850,000	915,875
Rohm & Haas Co. Notes 6.00% due 09/15/17	1,400,000	1,570,397
Solutia, Inc. Company Guar. Notes 7.88% due 03/15/20	375,000	411,563
Solutia, Inc. Company Guar. Notes 8.75% due 11/01/17	1,050,000	1,161,562
Union Carbide Chemical & Plastics Co., Inc. Debentures 7.88% due 04/01/23	225,000	252,000
Union Carbide Corp. Debentures 7.50% due 06/01/25	75,000	82,125

		6,693,830

CHEMICALS-PLASTICS — 0.2%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC Senior Sec. Notes 8.88% due 02/01/18	1,300,000	1,410,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC Sec. Notes 9.00% due 11/15/20*	525,000	567,000

		1,977,500

CHEMICALS-SPECIALTY — 0.8%
Albemarle Corp. Senior Notes 5.10% due 02/01/15	3,440,000	3,725,809
Ferro Corp. Senior Notes 7.88% due 08/15/18	500,000	535,000
Huntsman International LLC Company Guar. Notes 5.50% due 06/30/16	1,125,000	1,122,187
Huntsman International LLC Company Guar. Notes 8.63% due 03/15/20	675,000	759,375
Huntsman International LLC Company Guar. Notes 8.63% due 03/15/21*	675,000	757,687
Nalco Co. Senior Notes 6.63% due 01/15/19*	950,000	978,500
Omnova Solutions, Inc. Company Guar. Notes 7.88% due 11/01/18*	75,000	76,875
Vertellus Specialties, Inc. Senior Sec. Notes 9.38% due 10/01/15*	325,000	342,063

		8,297,496

CIRCUIT BOARDS — 0.1%
Viasystems, Inc. Senior Sec. Notes 12.00% due 01/15/15*	750,000	841,875

COATINGS/PAINT — 0.4%
RPM International, Inc. Senior Notes 6.13% due 10/15/19	1,875,000	1,989,656
RPM International, Inc. Senior Notes 6.50% due 02/15/18	2,350,000	2,535,779

		4,525,435

COMMERCIAL SERVICES — 0.3%
Altegrity, Inc. Company Guar. Notes 10.50% due 11/01/15*	1,050,000	1,116,937
Altegrity, Inc. Company Guar. Notes 11.75% due 05/01/16*	700,000	749,875
ARAMARK Holdings Corp. Senior Notes 8.63% due 05/01/16*(4)	900,000	924,750
Ceridian Corp. Company Guar. Notes 11.25% due 11/15/15	300,000	312,000

		3,103,562

COMMERCIAL SERVICES-FINANCE — 0.5%
Bankrate, Inc. Company Guar. Notes 11.75% due 07/15/15*	625,000	715,625
Interactive Data Corp. Company Guar. Notes 10.25% due 08/01/18*	950,000	1,059,250
iPayment, Inc. Company Guar. Notes 9.75% due 05/15/14	800,000	817,000
Lender Processing Services, Inc. Company Guar. Notes 8.13% due 07/01/16	1,125,000	1,158,750
Moody’s Corp. Senior Notes 5.50% due 09/01/20	1,350,000	1,389,876

Trans Union LLC/TransUnion Financing Corp. Company Guar. Notes 11.38% due 06/15/18	450,000	519,750

		5,660,251

COMMUNICATIONS SOFTWARE — 0.1%
Aspect Software, Inc. Senior Notes 10.63% due 05/15/17*	1,225,000	1,307,688

COMPUTER SERVICES — 0.8%
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	1,825,000	1,971,000
iGate Corp. Senior Notes 9.00% due 05/01/16*	1,275,000	1,306,875
Stream Global Services, Inc. Senior Sec. Notes 11.25% due 10/01/14	1,275,000	1,373,812
SunGard Data Systems, Inc. Company Guar. Notes 10.25% due 08/15/15	1,750,000	1,837,500
SunGard Data Systems, Inc. Company Guar. Notes 10.63% due 05/15/15	1,600,000	1,760,000
Unisys Corp. Senior Notes 12.50% due 01/15/16	500,000	556,250

		8,805,437

COMPUTERS-INTEGRATED SYSTEMS — 0.1%
Activant Solutions, Inc. Company Guar. Notes 9.50% due 05/01/16	1,225,000	1,287,781

COMPUTERS-MEMORY DEVICES — 0.1%
Spansion LLC Company Guar. Notes 7.88% due 11/15/17*	1,050,000	1,060,500

CONSULTING SERVICES — 0.1%
SAIC, Inc. Company Guar. Notes 5.95% due 12/01/40*	850,000	890,182

CONSUMER PRODUCTS-MISC. — 1.4%
Central Garden and Pet Co. Company Guar. Notes 8.25% due 03/01/18	900,000	949,500
Clorox Co. Senior Notes 3.55% due 11/01/15	800,000	827,210
Jarden Corp. Company Guar. Notes 7.50% due 05/01/17	2,350,000	2,523,312
Prestige Brands, Inc. Company Guar. Notes 8.25% due 04/01/18*	650,000	693,875
Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC Senior Sec. Notes 7.75% due 10/15/16*	1,425,000	1,510,500
Reynolds Group Issuer, Inc. Senior Sec. Notes 7.13% due 04/15/19*	275,000	286,688
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 8.50% due 05/15/18*	750,000	772,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 9.00% due 04/15/19*	1,075,000	1,132,781
Scotts Miracle-Gro Co. Senior Notes 6.63% due 12/15/20*	625,000	646,875
Spectrum Brands Holdings, Inc. Senior Sec. Notes 9.50% due 06/15/18*	350,000	391,125
Spectrum Brands Holdings, Inc. Company Guar. Notes 12.00% due 08/28/19(4)	1,629,220	1,824,726
Yankee Acquisition Corp. Company Guar. Notes 8.50% due 02/15/15	475,000	495,188
Yankee Acquisition Corp. Company Guar. Notes 9.75% due 02/15/17	1,975,000	2,108,312
YCC Holdings LLC / Yankee Finance, Inc. Senior Notes 10.25% due 02/15/16*(4)	425,000	437,750

		14,600,342

CONTAINERS-METAL/GLASS — 0.3%
BWAY Holding Co. Company Guar. Notes 10.00% due 06/15/18	275,000	301,812
BWAY Parent Co., Inc. Senior Notes 10.13% due 11/01/15*(4)	1,325,000	1,364,750
Crown Americas LLC/Crown Americas Capital Corp. II Company Guar. Notes 7.63% due 05/15/17	225,000	245,813
Crown Americas LLC/Crown Americas Capital Corp. III Senior Notes 6.25% due 02/01/21*	625,000	642,187
Greif, Inc. Senior Notes 7.75% due 08/01/19	150,000	164,625

		2,719,187

CONTAINERS-PAPER/PLASTIC — 0.7%
Berry Plastics Corp. Senior Sec. Notes 9.50% due 05/15/18	500,000	503,125

Graham Packaging Co. LP/GPC Capital Corp. I Company Guar. Notes 8.25% due 01/01/17	750,000	813,750
Graham Packaging Co. LP/GPC Capital Corp. I Company Guar. Notes 8.25% due 10/01/18	1,100,000	1,201,750
Graphic Packaging International, Inc. Company Guar. Notes 9.50% due 06/15/17	1,100,000	1,232,000
Packaging Dynamics Corp. Senior Sec. Notes 8.75% due 02/01/16*	1,050,000	1,088,062
Rock-Tenn Co. Company Guar. Notes 9.25% due 03/15/16	1,375,000	1,498,750
Sonoco Products Co. Senior Notes 5.75% due 11/01/40	770,000	758,173

		7,095,610

DATA PROCESSING/MANAGEMENT — 0.4%
Fidelity National Information Services, Inc. Company Guar. Notes 7.63% due 07/15/17	175,000	191,625
Fidelity National Information Services, Inc. Company Guar. Notes 7.88% due 07/15/20	325,000	359,125
Fiserv, Inc. Company Guar. Notes 6.80% due 11/20/17	3,120,000	3,550,142

		4,100,892

DIAGNOSTIC KITS — 0.2%
Alere, Inc. Senior Notes 7.88% due 02/01/16	950,000	1,011,750
Alere, Inc. Company Guar. Notes 9.00% due 05/15/16	875,000	938,437

		1,950,187

DIRECT MARKETING — 0.1%
Sitel LLC/Sitel Finance Corp. Senior Notes 11.50% due 04/01/18	1,450,000	1,366,625

DISTRIBUTION/WHOLESALE — 0.6%
American Tire Distributors, Inc. Senior Sec. Notes 9.75% due 06/01/17	750,000	826,875
Baker & Taylor, Inc. Company Guar. Notes 11.50% due 07/01/13*	375,000	324,375
McJunkin Red Man Corp. Senior Sec. Notes 9.50% due 12/15/16*	575,000	590,812
SGS International, Inc. Company Guar. Notes 12.00% due 12/15/13	2,250,000	2,323,125
VWR Funding, Inc. Company Guar. Notes 10.25% due 07/15/15(4)	2,414,218	2,534,929

		6,600,116

DIVERSIFIED BANKING INSTITUTIONS — 7.6%
Ally Financial, Inc. Company Guar. Notes 6.25% due 12/01/17*	1,125,000	1,172,813
Ally Financial, Inc. Company Guar. Notes 7.50% due 09/15/20*	325,000	354,250
Ally Financial, Inc. Company Guar. Notes 8.00% due 03/15/20	900,000	1,011,375
Ally Financial, Inc. Company Guar. Notes 8.30% due 02/12/15	1,075,000	1,209,375
Bank of America Corp. Senior Notes 3.70% due 09/01/15	2,000,000	2,039,298
Bank of America Corp. Senior Notes 5.38% due 06/15/14	6,000,000	6,507,846
Bank of America Corp. Senior Notes 7.63% due 06/01/19	1,000,000	1,179,948
Citigroup, Inc. Senior Notes 4.59% due 12/15/15	2,000,000	2,116,516
Citigroup, Inc. Senior Notes 4.75% due 05/19/15	400,000	426,080
Citigroup, Inc. Senior Notes 5.38% due 08/09/20	3,000,000	3,137,112
Citigroup, Inc. Senior Notes 6.00% due 12/13/13	3,230,000	3,533,979
Citigroup, Inc. Senior Notes 6.88% due 03/05/38	5,440,000	6,141,570
GMAC LLC Company Guar. Notes 7.00% due 02/01/12	1,385,000	1,561,587
GMAC LLC Company Guar. Notes 8.00% due 11/01/31	1,450,000	1,497,125
Goldman Sachs Group, Inc. Senior Notes 3.63% due 02/07/16	2,350,000	2,367,359
Goldman Sachs Group, Inc. Senior Notes 5.13% due 01/15/15	1,000,000	1,083,277

Goldman Sachs Group, Inc. Senior Notes 6.00% due 05/01/14	900,000	994,517
Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18	2,940,000	3,252,228
Goldman Sachs Group, Inc. Senior Notes 6.25% due 02/01/41	3,800,000	3,898,488
Goldman Sachs Group, Inc. Notes 6.60% due 01/15/12	50,000	52,102
JPMorgan Chase & Co. Sub. Notes 5.13% due 09/15/14	8,000,000	8,656,432
JPMorgan Chase & Co. Senior Notes 6.00% due 01/15/18	2,330,000	2,592,889
Morgan Stanley Senior Notes 3.45% due 11/02/15	990,000	990,130
Morgan Stanley Senior Notes 3.80% due 04/29/16	4,740,000	4,756,666
Morgan Stanley Notes 5.30% due 03/01/13	2,000,000	2,134,040
Morgan Stanley Senior Notes 5.50% due 07/24/20	3,000,000	3,064,710
Morgan Stanley Senior Notes 5.95% due 12/28/17	2,130,000	2,312,458
Morgan Stanley Senior Notes 6.00% due 04/28/15	1,980,000	2,183,645
Morgan Stanley Senior Notes 6.63% due 04/01/18	3,090,000	3,449,620
Morgan Stanley Senior Notes 7.30% due 05/13/19	5,000,000	5,733,580

		79,411,015

DIVERSIFIED FINANCIAL SERVICES — 1.1%
General Electric Capital Corp. Senior Notes 4.63% due 01/07/21	3,000,000	3,015,456
General Electric Capital Corp. Senior Notes 5.63% due 05/01/18	7,580,000	8,303,738

		11,319,194

DIVERSIFIED MANUFACTURING OPERATIONS — 0.6%
Amsted Industries, Inc. Senior Notes 8.13% due 03/15/18*	350,000	374,500
Griffon Corp. Company Guar. Notes 7.13% due 04/01/18*	525,000	544,031
Harsco Corp. Senior Notes 5.75% due 05/15/18	1,650,000	1,830,037
Koppers, Inc. Company Guar. Notes 7.88% due 12/01/19	525,000	572,250
RBS Global, Inc./ Rexnord LLC Company Guar. Notes 8.50% due 05/01/18	1,300,000	1,410,500
SPX Corp. Senior Notes 7.63% due 12/15/14	1,325,000	1,465,781

		6,197,099

DIVERSIFIED OPERATIONS — 0.0%
Express LLC/Express Finance Corp. Company Guar. Notes 8.75% due 03/01/18	275,000	300,781

DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES — 0.2%
ARAMARK Corp. Company Guar. Notes 8.50% due 02/01/15	1,625,000	1,696,094
ARAMARK Corp. FRS Company Guar. Notes 3.80% due 02/01/15	300,000	299,250

		1,995,344

E-COMMERCE/SERVICES — 0.2%
eBay, Inc. Senior Notes 3.25% due 10/15/20	870,000	806,647
Expedia, Inc. Company Guar. Notes 5.95% due 08/15/20	930,000	916,050

		1,722,697

EDUCATIONAL SOFTWARE — 0.2%
SSI Investments II/SSI Co-Issuer LLC Company Guar. Notes 11.13% due 06/01/18	1,450,000	1,627,625

ELECTRIC-DISTRIBUTION — 0.1%
Aquila, Inc. Senior Notes 11.88% due 07/01/12	880,000	979,795

ELECTRIC-GENERATION — 0.3%
Edison Mission Energy Senior Notes 7.00% due 05/15/17	375,000	297,188
Edison Mission Energy Senior Notes 7.75% due 06/15/16	875,000	752,500
Great River Energy 1st Mtg. Bonds 5.83% due 07/01/17*	1,830,562	2,036,756

		3,086,444

ELECTRIC-INTEGRATED — 3.5%
Ameren Union Electric Co. Senior Notes 6.00% due 04/01/18	2,360,000	2,612,787
Appalachian Power Co. Senior Notes 7.95% due 01/15/20	720,000	894,318
Cleveland Electric Illuminating Co. Senior Notes 5.95% due 12/15/36	1,145,000	1,112,835
Commonwealth Edison Co. 1st Mtg. Bonds 5.80% due 03/15/18	3,335,000	3,728,727
Commonwealth Edison Co. 1st Mtg. Notes 6.15% due 09/15/17	820,000	943,725
Consolidated Edison Co. of New York, Inc. Senior Notes 6.65% due 04/01/19	730,000	871,098
Dominion Resources, Inc Senior Notes 5.95% due 06/15/35	1,500,000	1,565,028
Exelon Generation Co. LLC Senior Notes 5.35% due 01/15/14	1,000,000	1,083,250
Exelon Generation Co. LLC Senior Notes 5.75% due 10/01/41	500,000	471,360
FirstEnergy Solutions Corp. Company Guar. Notes 4.80% due 02/15/15	2,990,000	3,171,532
FirstEnergy Solutions Corp. Company Guar. Notes 6.05% due 08/15/21	2,340,000	2,491,449
FPL Energy National Wind Portfolio LLC Sec. Notes 6.13% due 03/25/19*	293,315	283,709
FPL Group Capital, Inc. Company Guar. Notes 7.88% due 12/15/15	280,000	335,256
Midamerican Energy Holdings Co. Senior Notes 5.95% due 05/15/37	4,750,000	4,976,931
Pacific Gas & Electric Co. Senior Notes 4.80% due 03/01/14	1,000,000	1,083,543
PPL Energy Supply LLC Senior Notes 6.00% due 12/15/36	1,540,000	1,487,390
Progress Energy, Inc. Senior Notes 7.05% due 03/15/19	1,550,000	1,863,052
Sierra Pacific Resources Senior Notes 6.75% due 08/15/17	725,000	741,743
Texas Competitive Electric Holdings Co. LLC Company Guar. Notes 10.25% due 11/01/15	1,275,000	822,375
Texas Competitive Electric Holdings Co. LLC Senior Sec. Notes 11.50% due 10/01/20*	625,000	642,187
UIL Holdings Corp. Senior Notes 4.63% due 10/01/20	2,070,000	1,997,155
Virginia Electric & Power Co. Senior Notes 5.00% due 06/30/19	810,000	871,868
Westar Energy, Inc. 1st Mtg. Bonds 5.88% due 07/15/36	860,000	838,514
Westar Energy, Inc. 1st Mtg. Bonds 6.00% due 07/01/14	2,000,000	2,207,706

		37,097,538

ELECTRONIC COMPONENTS-MISC. — 0.1%
Stoneridge, Inc. Senior Sec. Notes 9.50% due 10/15/17*	1,050,000	1,165,500

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.4%
Advanced Micro Devices, Inc. Senior Notes 7.75% due 08/01/20	175,000	182,437
Advanced Micro Devices, Inc. Senior Notes 8.13% due 12/15/17	800,000	846,000
Freescale Semiconductor, Inc. Senior Sec. Notes 9.25% due 04/15/18*	975,000	1,082,250
Freescale Semiconductor, Inc. Company Guar. Notes 10.75% due 08/01/20*	1,450,000	1,667,500

		3,778,187

ELECTRONIC FORMS — 0.1%
Adobe Systems, Inc. Senior Notes 3.25% due 02/01/15	1,340,000	1,386,481

ELECTRONIC MEASUREMENT INSTRUMENTS — 0.1%
Sensus Metering Systems, Inc. Senior Sub. Notes 8.63% due 12/15/13	900,000	909,000

ELECTRONICS-MILITARY — 0.1%
L-3 Communications Corp. Company Guar. Notes 4.95% due 02/15/21	880,000	900,706

ENTERPRISE SOFTWARE/SERVICE — 0.3%
Allen Systems Group, Inc. Senior Sec. Notes 10.50% due 11/15/16*	1,350,000	1,383,750

BMC Software, Inc. Senior Notes 7.25% due 06/01/18	1,175,000	1,347,078
Mantech International Corp. Company Guar. Notes 7.25% due 04/15/18	350,000	371,000

		3,101,828

FINANCE-AUTO LOANS — 0.6%
American Honda Finance Corp. Notes 4.63% due 04/02/13*	630,000	667,937
Ford Motor Credit Co. LLC Senior Notes 7.00% due 04/15/15	925,000	1,015,916
Ford Motor Credit Co. LLC Senior Notes 8.00% due 12/15/16	2,825,000	3,283,772
Ford Motor Credit Co. LLC Senior Notes 8.13% due 01/15/20	800,000	950,231

		5,917,856

FINANCE-COMMERCIAL — 0.6%
Football Trust V Pass Through Certs. 5.35% due 10/05/20*(3)	2,400,000	2,488,761
Textron Financial Corp. Senior Notes 5.40% due 04/28/13	1,910,000	2,014,429
Textron Financial Corp. FRS Junior Sub. Bonds 6.00% due 02/15/67*	2,400,000	2,064,000

		6,567,190

FINANCE-CONSUMER LOANS — 1.0%
HSBC Finance Capital Trust IX FRS Ltd. Guar. Bonds 5.91% due 11/30/35	3,700,000	3,602,875
HSBC Finance Corp. Senior Sub. Notes 6.68% due 01/15/21*	6,178,000	6,557,014

		10,159,889

FINANCE-CREDIT CARD — 1.5%
American Express Co. Senior Notes 4.88% due 07/15/13	1,600,000	1,713,602
American Express Co. Senior Notes 8.13% due 05/20/19	2,330,000	2,959,203
American Express Credit Corp. Senior Notes 5.13% due 08/25/14	1,500,000	1,638,231
American Express Credit Corp. Senior Notes 5.88% due 05/02/13	4,220,000	4,569,880
Capital One Bank USA NA Sub. Notes 8.80% due 07/15/19	3,250,000	4,162,242
MBNA Corp. Senior Notes 7.50% due 03/15/12	1,000,000	1,057,117

		16,100,275

FINANCE-INVESTMENT BANKER/BROKER — 1.7%
Bear Stearns Cos., Inc. Senior Notes 7.25% due 02/01/18	3,810,000	4,476,537
Jefferies Group, Inc. Senior Notes 6.88% due 04/15/21	750,000	822,168
Jefferies Group, Inc. Senior Notes 8.50% due 07/15/19	3,870,000	4,641,485
Raymond James Financial, Inc. Senior Notes 4.25% due 04/15/16	1,215,000	1,246,872
Raymond James Financial, Inc. Senior Notes 8.60% due 08/15/19	2,650,000	3,240,242
TD Ameritrade Holding Corp. Company Guar. Notes 4.15% due 12/01/14	2,950,000	3,112,598

		17,539,902

FINANCE-OTHER SERVICES — 1.1%
BP Capital Markets America, Inc. Company Guar. Notes 4.20% due 06/15/18	1,450,000	1,492,138
Cantor Fitzgerald LP Bonds 7.88% due 10/15/19*	2,200,000	2,337,097
ERAC USA Finance Co. Company Guar. Notes 6.38% due 10/15/17*	2,680,000	3,048,141
NASDAQ OMX Group, Inc. Senior Notes 4.00% due 01/15/15	1,830,000	1,843,374
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. Company Guar. Notes 9.25% due 04/01/15	1,075,000	1,123,375
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. Senior Notes 10.63% due 04/01/17	1,175,000	1,263,125

		11,107,250

FINANCIAL GUARANTEE INSURANCE — 0.0%
MBIA, Inc. Debentures 6.63% due 10/01/28	250,000	203,613

FOOD-CANNED — 0.1%
Blue Merger Sub, Inc. Company Guar. Notes 7.63% due 02/15/19*	500,000	511,875

TreeHouse Foods, Inc. Senior Notes 7.75% due 03/01/18	175,000	188,344

		700,219

FOOD-DAIRY PRODUCTS — 0.3%
Dean Foods Co. Company Guar. Notes 7.00% due 06/01/16	1,900,000	1,828,750
Dean Foods Co. Senior Notes 9.75% due 12/15/18*	800,000	830,000

		2,658,750

FOOD-MEAT PRODUCTS — 0.1%
Smithfield Foods, Inc. Senior Notes 7.75% due 07/01/17	775,000	835,063

FOOD-MISC. — 0.5%
B&G Foods, Inc. Company Guar. Notes 7.63% due 01/15/18	625,000	671,094
Kraft Foods, Inc. Senior Notes 6.50% due 02/09/40	1,310,000	1,461,207
Michael Foods, Inc. Senior Notes 9.75% due 07/15/18*	1,625,000	1,783,437
Ralcorp Holdings, Inc. Senior Sec. Notes 6.63% due 08/15/39	1,030,000	1,105,230

		5,020,968

FOOD-RETAIL — 0.1%
Jitney-Jungle Stores of America, Inc. Company Guar. Notes 10.38% due 09/15/07†(1)(3)(4)(5)	125,000	0
Kroger Co. Senior Notes 6.90% due 04/15/38	940,000	1,081,457

		1,081,457

FORESTRY — 0.4%
Weyerhaeuser Co. Senior Notes 7.38% due 03/15/32	3,675,000	3,964,711

GAMBLING (NON-HOTEL) — 0.1%
Jacobs Entertainment, Inc. Company Guar. Bonds 9.75% due 06/15/14	1,425,000	1,464,188

GAS-DISTRIBUTION — 0.7%
Atmos Energy Corp. Senior Notes 5.13% due 01/15/13	1,510,000	1,592,914
Atmos Energy Corp. Senior Notes 8.50% due 03/15/19	230,000	289,529
Consolidated Natural Gas Co. Senior Notes 5.00% due 12/01/14	880,000	968,875
Florida Gas Transmission Co. LLC Senior Notes 5.45% due 07/15/20*	700,000	741,469
Sempra Energy Senior Notes 6.00% due 10/15/39	1,170,000	1,215,881
Sempra Energy Senior Notes 6.50% due 06/01/16	2,230,000	2,568,186

		7,376,854

GOLD MINING — 0.1%
Newmont Mining Corp. Company Guar. Notes 5.88% due 04/01/35	760,000	780,445

HOME DECORATION PRODUCTS — 0.0%
American Standard Americas Senior Sec. Notes 10.75% due 01/15/16*	125,000	133,594

HOME FURNISHINGS — 0.5%
Norcraft Cos. LP/Norcraft Finance Corp. Senior Sec. Notes 10.50% due 12/15/15	1,300,000	1,397,500
Norcraft Holdings LP/Norcraft Capital Corp. Senior Notes 9.75% due 09/01/12(6)	364,000	365,820
Sealy Mattress Co. Company Guar. Notes 8.25% due 06/15/14	1,800,000	1,804,500
Sealy Mattress Co. Senior Sec. Notes 10.88% due 04/15/16*	315,000	354,375
Simmons Bedding Co. Company Guar. Notes 11.25% due 07/15/15*	1,075,000	1,150,250

		5,072,445

HOTELS/MOTELS — 0.4%
Choice Hotels International, Inc. Company Guar. Notes 5.70% due 08/28/20	2,400,000	2,408,390
Wyndham Worldwide Corp. Senior Notes 5.63% due 03/01/21	610,000	611,087
Wyndham Worldwide Corp. Senior Notes 6.00% due 12/01/16	1,470,000	1,573,448

		4,592,925

HOUSEWARES — 0.0%
Libbey Glass, Inc. Senior Sec. Notes 10.00% due 02/15/15	427,000	466,498

INDEPENDENT POWER PRODUCERS — 0.5%
Calpine Corp. Senior Sec. Notes 7.50% due 02/15/21*	1,725,000	1,824,187
Dynegy Holdings, Inc. Senior Bonds 7.75% due 06/01/19	925,000	721,500
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	1,000,000	1,037,500
NRG Energy, Inc. Company Guar. Notes 7.63% due 01/15/18*	1,750,000	1,837,500

		5,420,687

INSURANCE-LIFE/HEALTH — 1.8%
Aflac, Inc. Senior Notes 8.50% due 05/15/19	2,380,000	2,911,913
Lincoln National Corp. Senior Notes 7.00% due 06/15/40	875,000	1,025,844
Pacific Life Corp. Bonds 6.60% due 09/15/33*	2,700,000	2,858,603
Pacific Life Global Funding Notes 5.15% due 04/15/13*	2,350,000	2,498,001
Prudential Financial, Inc. Notes 4.75% due 09/17/15	2,200,000	2,365,537
Prudential Financial, Inc. Senior Notes 5.15% due 01/15/13	2,790,000	2,953,684
Prudential Financial, Inc. Senior Notes 5.80% due 06/15/12	1,000,000	1,046,918
Prudential Financial, Inc. Notes 6.20% due 11/15/40	850,000	907,820
Prudential Financial, Inc. Notes 6.63% due 12/01/37	2,130,000	2,375,887

		18,944,207

INSURANCE-MULTI-LINE — 1.2%
CNA Financial Corp. Senior Notes 5.75% due 08/15/21	900,000	943,656
CNA Financial Corp. Senior Notes 5.88% due 08/15/20	570,000	602,683
CNA Financial Corp. Notes 6.50% due 08/15/16	410,000	459,111
CNA Financial Corp. Senior Notes 7.35% due 11/15/19	810,000	937,858
Horace Mann Educators Corp. Senior Notes 6.85% due 04/15/16	830,000	901,451
MetLife, Inc. Senior Notes 6.75% due 06/01/16	3,100,000	3,629,052
MetLife, Inc. Junior Sub. Notes 10.75% due 08/01/69	900,000	1,269,000
Nationwide Mutual Insurance Co. Sub. Notes 9.38% due 08/05/39*	2,870,000	3,610,787
USF&G Capital II Company Guar. Notes 8.31% due 07/01/46*	250,000	282,917

		12,636,515

INSURANCE-MUTUAL — 1.1%
Liberty Mutual Group, Inc. Senior Notes 5.75% due 03/15/14*	3,600,000	3,818,862
Massachusetts Mutual Life Insurance Co. Sub. Notes 8.88% due 06/01/39*	3,350,000	4,667,250
New York Life Insurance Co. Sub. Notes 6.75% due 11/15/39*	420,000	489,241
Penn Mutual Life Insurance Co. Sub. Bonds 7.63% due 06/15/40*	875,000	957,605
Union Central Life Insurance Co. Notes 8.20% due 11/01/26*(3)	1,250,000	1,309,560

		11,242,518

INSURANCE-PROPERTY/CASUALTY — 0.5%
ACE INA Holdings, Inc. Company Guar. Notes 5.60% due 05/15/15	2,050,000	2,274,534
ACE INA Holdings, Inc. Company Guar. Notes 5.70% due 02/15/17	1,510,000	1,683,851
Travelers Cos., Inc. Senior Notes 5.50% due 12/01/15	775,000	867,332

		4,825,717

INVESTMENT COMPANIES — 0.1%
Fox Acquisition Sub LLC Senior Notes 13.38% due 07/15/16*	1,300,000	1,449,500

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.7%
Blackrock, Inc. Senior Notes 6.25% due 09/15/17	5,390,000	6,310,370
Eaton Vance Corp. Senior Notes 6.50% due 10/02/17	1,550,000	1,780,516

FMR LLC Senior Notes 5.35% due 11/15/21*	1,260,000	1,295,906
FMR LLC Notes 7.49% due 06/15/19*	400,000	467,762
FMR LLC Bonds 7.57% due 06/15/29*	2,200,000	2,600,081
Franklin Resources, Inc. Senior Notes 4.63% due 05/15/20	890,000	923,471
Janus Capital Group, Inc. Senior Notes 6.70% due 06/15/17	1,450,000	1,587,557
Nuveen Investments, Inc. Senior Notes 5.50% due 09/15/15	430,000	381,625
Nuveen Investments, Inc. Company Guar. Notes 10.50% due 11/15/15	2,500,000	2,603,125

		17,950,413

MACHINERY-FARMING — 0.0%
Case New Holland, Inc. Senior Notes 7.88% due 12/01/17*	350,000	391,125

MACHINERY-GENERAL INDUSTRIAL — 0.2%
Roper Industries, Inc. Senior Notes 6.25% due 09/01/19	290,000	323,826
Roper Industries, Inc. Senior Notes 6.63% due 08/15/13	1,160,000	1,290,022

		1,613,848

MACHINERY-THERMAL PROCESS — 0.1%
Cleaver-Brooks, Inc. Senior Sec. Notes 12.25% due 05/01/16*	975,000	1,023,750

MEDICAL INSTRUMENTS — 0.3%
Boston Scientific Corp. Senior Notes 4.50% due 01/15/15	1,500,000	1,573,301
Boston Scientific Corp. Senior Notes 6.00% due 01/15/20	1,400,000	1,515,088

		3,088,389

MEDICAL LABS & TESTING SERVICES — 0.1%
Quest Diagnostics, Inc. Company Guar. Notes 4.75% due 01/30/20	450,000	460,967
Quest Diagnostics, Inc. Company Guar. Notes 5.75% due 01/30/40	440,000	437,505

		898,472

MEDICAL PRODUCTS — 0.7%
DJO Finance LLC/DJO Finance Corp. Company Guar. Notes 7.75% due 04/15/18*	525,000	539,437
DJO Finance LLC/DJO Finance Corp. Company Guar. Notes 9.75% due 10/15/17*	325,000	342,875
Fresenius U.S. Finance II Company Guar. Notes 9.00% due 07/15/15*	450,000	515,813
LVB Acquisition Holding LLC Company Guar. Notes 11.63% due 10/15/17	3,075,000	3,490,125
Universal Hospital Services, Inc. Senior Sec. Notes 8.50% due 06/01/15(4)	1,600,000	1,666,000
Universal Hospital Services, Inc. FRS Senior Sec. Notes 3.83% due 06/01/15	300,000	291,375
Zimmer Holdings, Inc. Senior Notes 5.75% due 11/30/39	600,000	617,942

		7,463,567

MEDICAL-BIOMEDICAL/GENE — 0.7%
Bio-Rad Laboratories, Inc. Senior Notes 4.88% due 12/15/20	2,380,000	2,374,050
Gilead Sciences, Inc. Senior Notes 4.50% due 04/01/21	2,620,000	2,630,302
Life Technologies Corp. Senior Notes 6.00% due 03/01/20	2,230,000	2,442,338
STHI Holding Corp. Sec. Notes 8.00% due 03/15/18*	250,000	256,875

		7,703,565

MEDICAL-DRUGS — 0.1%
Giant Funding Corp. Sec. Notes 8.25% due 02/01/18*	575,000	596,563

MEDICAL-HMO — 0.3%
Multiplan, Inc. Company Guar. Notes 9.88% due 09/01/18*	1,675,000	1,813,188
UnitedHealth Group, Inc. Senior Notes 6.00% due 02/15/18	900,000	1,017,645
WellPoint, Inc. Senior Notes 5.85% due 01/15/36	760,000	776,968

		3,607,801

MEDICAL-HOSPITALS — 1.3%
HCA Holdings, Inc. Senior Notes 7.75% due 05/15/21*	500,000	522,500

HCA, Inc. Senior Notes 7.50% due 11/06/33	625,000	582,031
HCA, Inc. Sec. Notes 9.63% due 11/15/16(4)	7,187,000	7,717,041
IASIS Healthcare LLC/IASIS Capital Corp. Senior Notes 8.38% due 05/15/19*	950,000	964,250
United Surgical Partners International, Inc. Company Guar. Notes 9.25% due 05/01/17(4)	2,325,000	2,461,594
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. Company Guar. Notes 8.00% due 02/01/18	1,825,000	1,907,125

		14,154,541

MEDICAL-OUTPATIENT/HOME MEDICAL — 0.1%
CRC Health Corp. Company Guar. Notes 10.75% due 02/01/16	1,200,000	1,225,500

METAL PROCESSORS & FABRICATION — 0.4%
Worthington Industries, Inc. Senior Notes 6.50% due 04/15/20	3,550,000	3,785,170

METAL-ALUMINUM — 0.2%
Alcoa, Inc. Senior Notes 5.40% due 04/15/21	500,000	507,684
Alcoa, Inc. Senior Notes 5.55% due 02/01/17	1,470,000	1,588,891

		2,096,575

METAL-COPPER — 0.1%
Southern Copper Corp. Senior Notes 6.75% due 04/16/40	950,000	931,381

MOTORCYCLE/MOTOR SCOOTER — 0.1%
Harley-Davidson Financial Services, Inc. Company Guar. Notes 3.88% due 03/15/16*	1,190,000	1,199,414

MULTIMEDIA — 1.2%
Entravision Communications Corp. Senior Sec. Notes 8.75% due 08/01/17	475,000	509,437
NBC Universal, Inc. Senior Notes 5.15% due 04/30/20*	1,100,000	1,149,069
NBC Universal, Inc. Senior Notes 5.95% due 04/01/41*	2,000,000	2,002,652
NBC Universal, Inc. Senior Notes 6.40% due 04/30/40*	1,125,000	1,188,078
News America Holdings, Inc. Company Guar. Bonds 8.00% due 10/17/16	650,000	794,447
News America, Inc. Company Guar. Bonds 7.63% due 11/30/28	1,000,000	1,188,228
Time Warner, Inc. Company Guar. Notes 6.10% due 07/15/40	1,000,000	1,017,899
Time Warner, Inc. Company Guar. Notes 6.20% due 03/15/40	1,500,000	1,534,747
Time Warner, Inc. Company Guar. Bonds 6.25% due 03/29/41	2,880,000	3,000,266
Viacom, Inc. Senior Notes 3.50% due 04/01/17	600,000	602,695

		12,987,518

NETWORKING PRODUCTS — 0.3%
Cisco Systems, Inc. Senior Notes 3.15% due 03/14/17	2,140,000	2,169,449
Juniper Networks, Inc. Senior Notes 5.95% due 03/15/41	510,000	519,274

		2,688,723

NON-HAZARDOUS WASTE DISPOSAL — 0.1%
Republic Services, Inc. Company Guar. Notes 5.50% due 09/15/19	1,000,000	1,087,380

OFFICE AUTOMATION & EQUIPMENT — 0.2%
CDW Escrow Corp. Senior Notes 8.50% due 04/01/19*	2,250,000	2,269,687

OFFICE SUPPLIES & FORMS — 0.1%
Avery Dennison Corp. Senior Notes 5.38% due 04/15/20	890,000	934,108

OIL & GAS DRILLING — 0.2%
Nabors Industries, Inc. Company Guar. Notes 5.00% due 09/15/20	700,000	711,476
Nabors Industries, Inc. Company Guar. Notes 9.25% due 01/15/19	990,000	1,272,143

		1,983,619

OIL COMPANIES-EXPLORATION & PRODUCTION — 1.3%
ATP Oil & Gas Corp. Senior Sec. Notes 11.88% due 05/01/15	1,375,000	1,433,437
Berry Petroleum Co. Senior Notes 6.75% due 11/01/20	200,000	207,500

Chaparral Energy, Inc. Company Guar. Notes 8.88% due 02/01/17	175,000	185,500
Chaparral Energy, Inc. Company Guar. Notes 9.88% due 10/01/20*	750,000	847,500
Chesapeake Energy Corp. Company Guar. Notes 6.88% due 08/15/18	700,000	764,750
Chesapeake Energy Corp. Senior Notes 9.50% due 02/15/15	550,000	662,063
Comstock Resources, Inc. Company Guar. Notes 7.75% due 04/01/19	675,000	693,562
Concho Resources, Inc. Senior Notes 7.00% due 01/15/21	650,000	685,750
Denbury Resources, Inc. Company Guar. Notes 8.25% due 02/15/20	475,000	529,625
Denbury Resources, Inc. Company Guar. Notes 9.75% due 03/01/16	525,000	591,938
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.75% due 11/01/15*	975,000	1,010,344
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 7.75% due 02/01/21*	500,000	535,625
Linn Energy LLC/Linn Energy Finance Corp. Senior Notes 8.63% due 04/15/20	600,000	663,000
Pemex Project Funding Master Trust Company Guar. Notes 5.75% due 12/15/15	800,000	879,802
Petrohawk Energy Corp. Company Guar. Notes 7.25% due 08/15/18	1,475,000	1,567,187
Petrohawk Energy Corp. Company Guar. Notes 7.25% due 08/15/18*	250,000	265,625
Plains Exploration & Production Co. Company Guar. Notes 7.75% due 06/15/15	1,075,000	1,118,000
XTO Energy, Inc. Senior Notes 6.38% due 06/15/38	440,000	527,770
XTO Energy, Inc. Senior Notes 6.75% due 08/01/37	605,000	762,914

		13,931,892

OIL COMPANIES-INTEGRATED — 0.5%
Hess Corp. Senior Notes 5.60% due 02/15/41	2,000,000	1,965,672
Marathon Petroleum Corp. Company Guar. Notes 6.50% due 03/01/41*	830,000	871,643
PC Financial Partnership Notes 5.00% due 11/15/14	1,800,000	1,960,373

		4,797,688

OIL FIELD MACHINERY & EQUIPMENT — 0.2%
Complete Production Services, Inc. Company Guar. Notes 8.00% due 12/15/16	900,000	949,500
Dresser-Rand Group, Inc. Company Guar. Notes 6.50% due 05/01/21*	450,000	462,375
Thermon Industries, Inc. Senior Sec. Notes 9.50% due 05/01/17	180,000	193,500

		1,605,375

OIL REFINING & MARKETING — 0.7%
Coffeyville Resources LLC Senior Sec. Notes 10.88% due 04/01/17*	1,125,000	1,282,500
Valero Energy Corp. Senior Notes 7.50% due 04/15/32	1,540,000	1,763,061
Valero Energy Corp. Senior Notes 9.38% due 03/15/19	3,340,000	4,338,754

		7,384,315

OIL-FIELD SERVICES — 0.2%
Aquilex Holdings LLC/Aquilex Finance Corp. Company Guar. Notes 11.13% due 12/15/16	700,000	723,625
Basic Energy Services, Inc. Company Guar. Notes 7.13% due 04/15/16	1,000,000	1,021,250
Basic Energy Services, Inc. Company Guar. Notes 7.75% due 02/15/19*	175,000	183,750
SESI LLC Company Guar. Notes 6.38% due 05/01/19*	325,000	328,250

		2,256,875

OPTICAL SUPPLIES — 0.1%
Bausch & Lomb, Inc. Senior Notes 9.88% due 11/01/15	1,000,000	1,077,500

PAPER & RELATED PRODUCTS — 0.7%
Boise Paper Holdings LLC/Boise Finance Co. Company Guar. Notes 9.00% due 11/01/17	375,000	417,656

Clearwater Paper Corp. Company Guar. Notes 7.13% due 11/01/18*	125,000	130,000
Clearwater Paper Corp. Senior Notes 10.63% due 06/15/16	250,000	282,500
Georgia-Pacific LLC Company Guar. Notes 8.25% due 05/01/16*	1,275,000	1,447,125
International Paper Co. Senior Notes 7.30% due 11/15/39	1,500,000	1,712,823
International Paper Co. Senior Notes 7.50% due 08/15/21	1,020,000	1,217,480
Plum Creek Timberlands LP Company Guar. Notes 4.70% due 03/15/21	1,200,000	1,177,659
Pope & Talbot, Inc. Debentures 8.38% due 06/01/13†(1)(3)(7)(8)	250,000	25
Westvaco Corp. Debentures 7.65% due 03/15/27	1,050,000	1,131,333

		7,516,601

PHARMACY SERVICES — 0.2%
Omnicare, Inc. Company Guar. Notes 6.88% due 12/15/15	1,700,000	1,751,000
Omnicare, Inc. Company Guar. Notes 7.75% due 06/01/15	200,000	215,000

		1,966,000

PIPELINES — 2.2%
Copano Energy LLC/Copano Energy Finance Corp. Company Guar. Notes 7.13% due 04/01/21	375,000	384,375
Crosstex Energy LP/Crosstex Energy Finance Corp. Company Guar. Notes 8.88% due 02/15/18	1,500,000	1,638,750
Energy Transfer Equity LP Company Guar. Notes 7.50% due 10/15/20	1,300,000	1,423,500
Enterprise Products Operating LLC Company Guar. Notes 9.75% due 01/31/14	3,370,000	4,053,136
Kinder Morgan Energy Partners LP Senior Notes 5.80% due 03/15/35	2,540,000	2,494,730
Kinder Morgan Energy Partners LP Senior Notes 5.85% due 09/15/12	1,000,000	1,061,694
Kinder Morgan Energy Partners LP Senior Notes 6.38% due 03/01/41	570,000	598,642
Kinder Morgan Energy Partners LP Senior Notes 6.55% due 09/15/40	2,960,000	3,170,370
Regency Energy Partners LP/Regency Energy Finance Corp. Company Guar. Notes 6.88% due 12/01/18	1,000,000	1,067,500
Southern Star Central Corp. Senior Notes 6.75% due 03/01/16	700,000	714,875
Spectra Energy Capital LLC Senior Notes 6.25% due 02/15/13	3,005,000	3,255,389
Williams Partners LP Senior Notes 5.25% due 03/15/20	2,720,000	2,892,758

		22,755,719

POWER CONVERTER/SUPPLY EQUIPMENT — 0.2%
Hubbell, Inc. Senior Notes 5.95% due 06/01/18	2,160,000	2,452,170

PUBLISHING-BOOKS — 0.1%
ProQuest LLC/ProQuest Notes Co. Company Guar. Notes 9.00% due 10/15/18*	950,000	995,125

PUBLISHING-PERIODICALS — 0.3%
Idearc, Inc. Company Guar. Notes 8.00% due 11/15/16†(1)(3)	1,275,000	9,563
MediMedia USA, Inc. Senior Sub. Notes 11.38% due 11/15/14*	1,750,000	1,507,187
Nielsen Finance LLC/Nielsen Finance Co. Company Guar. Notes 7.75% due 10/15/18*	325,000	350,187
Nielsen Finance LLC/Nielsen Finance Co. Senior Notes 11.63% due 02/01/14	847,000	999,460

		2,866,397

QUARRYING — 0.0%
Compass Minerals International, Inc. Company Guar. Notes 8.00% due 06/01/19	425,000	463,250

RACETRACKS — 0.1%
Penn National Gaming, Inc. Senior Sub. Notes 6.75% due 03/01/15	1,075,000	1,096,500
Yonkers Racing Corp. Senior Sec. Notes 11.38% due 07/15/16*	300,000	330,000

		1,426,500

RADIO — 0.1%
Citadel Broadcasting Corp. Company Guar. Notes 7.75% due 12/15/18*	200,000	216,500
Cumulus Media, Inc. Senior Notes 7.75% due 05/01/19*	375,000	375,000
Sirius XM Radio, Inc. Company Guar. Notes 8.75% due 04/01/15*	675,000	756,000

		1,347,500

REAL ESTATE INVESTMENT TRUSTS — 1.8%
Boston Properties LP Senior Notes 5.88% due 10/15/19	3,000,000	3,299,019
Equity One, Inc. Company Guar. Notes 6.00% due 09/15/17	910,000	944,321
Equity One, Inc. Company Guar. Notes 6.25% due 12/15/14	1,500,000	1,627,360
Health Care REIT, Inc. Senior Notes 6.13% due 04/15/20	1,750,000	1,880,310
Host Hotels & Resorts LP Company Guar. Notes 6.38% due 03/15/15	550,000	563,063
Host Hotels & Resorts LP Senior Notes 6.88% due 11/01/14	850,000	877,625
Liberty Property LP Senior Notes 6.63% due 10/01/17	1,300,000	1,486,675
ProLogis Senior Sec. Notes 6.88% due 03/15/20	940,000	1,053,768
ProLogis Senior Notes 7.63% due 08/15/14	1,460,000	1,674,772
Simon Property Group LP Senior Notes 6.13% due 05/30/18	1,350,000	1,526,427
Simon Property Group LP Senior Notes 6.75% due 05/15/14	2,025,000	2,287,454
Tanger Properties LP Senior Notes 6.13% due 06/01/20	1,760,000	1,944,853
Ventas Realty LP/Ventas Capital Corp. Company Guar. Notes 6.50% due 06/01/16	200,000	206,910

		19,372,557

REAL ESTATE MANAGEMENT/SERVICES — 0.2%
AMB Property LP Company Guar. Notes 6.13% due 12/01/16	1,540,000	1,703,434

REAL ESTATE OPERATIONS & DEVELOPMENT — 0.1%
Regency Centers LP Company Guar. Notes 4.80% due 04/15/21	1,200,000	1,200,072
Susa Partnership LP Notes 8.20% due 06/01/17	250,000	304,290

		1,504,362

RECYCLING — 0.0%
Aleris International, Inc. Escrow Notes 9.00% due 12/15/14†(1)(3)	250,000	25
Aleris International, Inc. Escrow Notes 10.00% due 12/15/16†(1)(3)	450,000	0

		25

RENTAL AUTO/EQUIPMENT — 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 8.25% due 01/15/19	900,000	956,250
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 9.63% due 03/15/18	1,100,000	1,221,000
Hertz Corp. Company Guar. Notes 6.75% due 04/15/19*	675,000	688,500
Hertz Corp. Company Guar. Notes 8.88% due 01/01/14	102,000	104,550
RSC Equipment Rental, Inc./RSC Holdings III LLC Company Guar. Notes 8.25% due 02/01/21	275,000	290,125
RSC Equipment Rental, Inc./RSC Holdings III LLC Senior Notes 9.50% due 12/01/14	426,000	446,235
RSC Equipment Rental, Inc./RSC Holdings III LLC Senior Sec. Notes 10.00% due 07/15/17*	275,000	314,188
RSC Equipment Rental, Inc./RSC Holdings III LLC Company Guar. Notes 10.25% due 11/15/19	475,000	545,062
United Rentals North America, Inc. Company Guar. Notes 8.38% due 09/15/20	1,150,000	1,224,750

		5,790,660

RESORTS/THEME PARKS — 0.4%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. Company Guar. Notes 9.13% due 08/01/18*	1,250,000	1,362,500
HRP Myrtle Beach Operations LLC Escrow Notes 7.38% due 04/01/12†*(1)(3)	475,000	0

Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. Senior Sec.Notes 8.88% due 04/15/17*	200,000	207,500
Universal City Development Partners, Ltd./UCDP Finance, Inc. Company Guar. Notes 8.88% due 11/15/15	825,000	907,500
Universal City Development Partners, Ltd./UCDP Finance, Inc. Company Guar. Notes 10.88% due 11/15/16	1,125,000	1,282,500

		3,760,000

RETAIL-APPAREL/SHOE — 0.2%
Giraffe Acquisition Corp. Senior Notes 9.13% due 12/01/18*	1,250,000	1,225,000
Limited Brands, Inc. Company Guar. Notes 8.50% due 06/15/19	1,000,000	1,152,500

		2,377,500

RETAIL-AUTO PARTS — 0.1%
O’Reilly Automotive, Inc. Company Guar. Notes 4.88% due 01/14/21	1,040,000	1,046,217

RETAIL-AUTOMOBILE — 0.1%
United Auto Group Company Guar. Notes 7.75% due 12/15/16	1,350,000	1,397,250

RETAIL-BUILDING PRODUCTS — 0.3%
Hillman Group, Inc. Company Guar. Notes 10.88% due 06/01/18*	350,000	388,500
Hillman Group, Inc. Company Guar. Notes 10.88% due 06/01/18	775,000	860,250
Home Depot, Inc. Senior Bonds 5.95% due 04/01/41	1,840,000	1,886,811

		3,135,561

RETAIL-CONSUMER ELECTRONICS — 0.2%
Best Buy Co., Inc. Senior Notes 6.75% due 07/15/13	2,140,000	2,343,540

RETAIL-DISCOUNT — 0.3%
Dollar General Corp. Company Guar. Notes 11.88% due 07/15/17(4)	750,000	860,625
Wal-Mart Stores, Inc. Senior Notes 5.63% due 04/15/41	2,720,000	2,810,288

		3,670,913

RETAIL-DRUG STORE — 0.1%
CVS Pass-Through Trust Pass Through Certs. 5.30% due 01/11/27*	603,638	596,655

RETAIL-FABRIC STORE — 0.1%
Needle Merger Sub Corp. Senior Notes 8.13% due 03/15/19*	1,125,000	1,153,125

RETAIL-MAIL ORDER — 0.1%
QVC, Inc. Senior Sec. Notes 7.50% due 10/01/19*	575,000	610,938

RETAIL-OFFICE SUPPLIES — 0.0%
U.S. Office Products Co. Escrow Notes 9.75% due 06/15/30†(1)(3)	300,000	0

RETAIL-PERFUME & COSMETICS — 0.2%
Sally Holdings LLC Company Guar. Notes 10.50% due 11/15/16	1,925,000	2,095,844

RETAIL-PET FOOD & SUPPLIES — 0.2%
Petco Animal Supplies, Inc. Company Guar. Notes 9.25% due 12/01/18*	1,600,000	1,728,000

RETAIL-PROPANE DISTRIBUTION — 0.4%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp. Senior Notes 7.13% due 05/20/16	2,000,000	2,075,000
Ferrellgas LP/Ferrellgas Finance Corp. Senior Notes 6.50% due 05/01/21*	350,000	343,000
Inergy LP/Inergy Finance Corp. Senior Notes 6.88% due 08/01/21*	1,525,000	1,616,500
Suburban Propane Partners LP/Suburban Energy Finance Corp. Senior Notes 7.38% due 03/15/20	650,000	695,500

		4,730,000

RETAIL-REGIONAL DEPARTMENT STORES — 0.2%
JC Penney Corp., Inc. Senior Notes 5.75% due 02/15/18	875,000	881,562
JC Penney Corp., Inc. Senior Notes 7.40% due 04/01/37	875,000	833,437
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.90% due 01/15/32	325,000	321,750
Macy’s Retail Holdings, Inc. Company Guar. Notes 7.00% due 02/15/28	275,000	274,313

		2,311,062

RETAIL-RESTAURANTS — 0.4%
DineEquity, Inc. Senior Notes 9.50% due 10/30/18*	1,625,000	1,775,313
Dunkin Finance Corp. Senior Notes 9.63% due 12/01/18*	1,342,000	1,368,840
NPC International, Inc. Company Guar. Notes 9.50% due 05/01/14	1,525,000	1,557,406

		4,701,559

RETAIL-TOY STORES — 0.2%
Toys R Us Property Co. I LLC Company Guar. Notes 10.75% due 07/15/17	1,575,000	1,785,656

SAVINGS & LOANS/THRIFTS — 0.2%
Astoria Financial Corp. Notes 5.75% due 10/15/12	1,700,000	1,740,894

SCHOOLS — 0.2%
Boston University Notes 7.63% due 07/15/97	2,000,000	2,189,674

SCHOOL-DAY CARE — 0.1%
Knowledge Learning Corp. Company Guar. Notes 7.75% due 02/01/15*	1,500,000	1,500,000

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.1%
Maxim Integrated Products, Inc. Senior Notes 3.45% due 06/14/13	1,295,000	1,344,497

SEMICONDUCTOR EQUIPMENT — 0.3%
KLA Tencor Corp. Senior Notes 6.90% due 05/01/18	2,640,000	2,987,110

SOAP & CLEANING PREPARATION — 0.2%
Diversey Holdings, Inc. Senior Notes 10.50% due 05/15/20	1,250,000	1,456,250
Diversey, Inc. Company Guar. Notes 8.25% due 08/15/19	375,000	405,000

		1,861,250

SPECIAL PURPOSE ENTITIES — 1.2%
Army Hawaii Family Housing Trust Bonds 5.52% due 06/15/50*	790,000	699,513
Camp Pendleton & Quantico Housing LLC Bonds 5.57% due 10/01/50*	1,630,000	1,489,657
Capital One Capital IV FRS Ltd. Guar. Notes 6.75% due 02/05/82	2,980,000	3,024,700
Capital One Capital V Ltd. Guar. Notes 10.25% due 08/15/39	1,350,000	1,458,000
Capital One Capital VI Company Guar. Notes 8.88% due 05/15/40	2,850,000	3,010,312
Goldman Sachs Capital I Company Guar. Notes 6.35% due 02/15/34	2,500,000	2,462,713
Holly Energy Partners LP Company Guar. Notes 6.25% due 03/01/15	975,000	975,000

		13,119,895

STEEL PIPE & TUBE — 0.4%
Atkore International, Inc. Senior Sec. Notes 9.88% due 01/01/18*	325,000	353,438
Mueller Water Products, Inc. Company Guar. Notes 7.38% due 06/01/17	1,120,000	1,111,600
Mueller Water Products, Inc. Company Guar. Notes 8.75% due 09/01/20	350,000	389,375
Valmont Industries, Inc. Senior Notes 6.63% due 04/20/20	1,780,000	1,913,619

		3,768,032

STEEL-SPECIALTY — 0.2%
Allegheny Technologies, Inc. Senior Notes 9.38% due 06/01/19	1,620,000	2,073,608

STORAGE/WAREHOUSING — 0.1%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC Company Guar. Notes 8.88% due 03/15/18	1,325,000	1,435,969

TELECOM SERVICES — 0.6%
SBA Tower Trust Sec. Notes 5.10% due 04/15/17*	1,790,000	1,881,144
tw telecom holdings, Inc. Company Guar. Notes 8.00% due 03/01/18	650,000	706,062
West Corp. Company Guar. Notes 7.88% due 01/15/19*	1,000,000	1,030,000
West Corp. Company Guar. Notes 8.63% due 10/01/18*	125,000	132,500
West Corp. Company Guar. Notes 11.00% due 10/15/16	1,900,000	2,042,500

		5,792,206

TELECOMMUNICATION EQUIPMENT — 0.8%
CommScope, Inc. Senior Notes 8.25% due 01/15/19*	975,000	1,026,188

Harris Corp. Senior Notes 5.95% due 12/01/17	6,400,000	7,215,270

		8,241,458

TELEPHONE-INTEGRATED — 1.0%
AT&T, Inc. Senior Notes 6.70% due 11/15/13	520,000	586,576
BellSouth Corp. Bonds 5.20% due 09/15/14	2,000,000	2,206,812
Citizens Communications Co. Senior Notes 9.00% due 08/15/31	900,000	927,000
SBC Communications Senior Notes 5.10% due 09/15/14	2,000,000	2,205,832
Sprint Capital Corp. Company Guar. Notes 6.90% due 05/01/19	4,425,000	4,646,250

		10,572,470

THEATERS — 0.3%
Cinemark USA, Inc. Company Guar. Notes 8.63% due 06/15/19	1,175,000	1,286,625
Regal Cinemas Corp. Company Guar. Notes 8.63% due 07/15/19	1,475,000	1,589,312

		2,875,937

TOBACCO — 0.1%
Altria Group, Inc. Company Guar. Notes 9.25% due 08/06/19	670,000	881,917

TOYS — 0.1%
Hasbro, Inc. Senior Notes 6.35% due 03/15/40	1,240,000	1,269,796

TRANSPORT-EQUIPMENT & LEASING — 0.1%
Maxim Crane Works LP Senior Sec. Notes 12.25% due 04/15/15*	1,000,000	1,035,000

TRANSPORT-RAIL — 0.8%
Burlington North Santa Fe Corp. Notes 4.88% due 01/15/15	2,900,000	3,165,289
Burlington Northern and Santa Fe Railway Co. Pass Through Certs. Series 1992-2 7.57% due 01/02/21	315,125	372,412
Burlington Northern Santa Fe LLC Senior Notes 5.75% due 05/01/40	2,200,000	2,269,507
Kansas City Southern Railway Co. Senior Notes 8.00% due 06/01/15	825,000	895,125
Union Pacific Corp. Senior Notes 4.88% due 01/15/15	1,520,000	1,664,628

		8,366,961

TRANSPORT-SERVICES — 0.3%
PHI, Inc. Company Guar. Notes 8.63% due 10/15/18	925,000	982,812
Ryder System, Inc. Senior Notes 3.15% due 03/02/15	1,055,000	1,073,088
United Parcel Service, Inc. Senior Notes 3.13% due 01/15/21	800,000	750,892

		2,806,792

WIRE & CABLE PRODUCTS — 0.4%
Belden, Inc. Senior Sub. Notes 7.00% due 03/15/17	1,450,000	1,497,125
General Cable Corp. Company Guar. Notes 7.13% due 04/01/17	1,930,000	1,983,075
International Wire Group, Inc. Senior Sec. Notes 9.75% due 04/15/15*	850,000	903,125

		4,383,325

WIRELESS EQUIPMENT — 0.1%
American Tower Corp. Senior Notes 4.50% due 01/15/18	900,000	889,346

TOTAL U.S. CORPORATE BONDS & NOTES (cost $784,660,038)		854,396,299

Foreign Corporate Bonds & Notes — 14.4%

ADVERTISING AGENCIES — 0.2%
MDC Partners, Inc. Company Guar. Notes 11.00% due 11/01/16	1,325,000	1,484,000
MDC Partners, Inc. Company Guar. Notes 11.00% due 11/01/16*	200,000	224,750

		1,708,750

AEROSPACE/DEFENSE — 0.1%
Embraer Overseas, Ltd. Company Guar. Notes 6.38% due 01/15/20	675,000	723,938

AGRICULTURAL CHEMICALS — 0.2%
Fertinitro Finance, Inc. Company Guar. Notes 8.29% due 04/01/20*(3)	981,885	883,697

Incitec Pivot, Ltd. Company Guar. Notes 4.00% due 12/07/15*	1,270,000	1,286,187

		2,169,884

BANKS-COMMERCIAL — 0.6%
Barclays Bank PLC FRS Jr. Sub. Bonds 5.93% due 12/15/16*(10)	2,850,000	2,721,750
Santander US Debt SA Unipersonal Bank Guar. Notes 3.78% due 10/07/15*	3,500,000	3,478,223

		6,199,973

BANKS-MONEY CENTER — 0.2%
Deutsche Bank AG Senior Notes 3.25% due 01/11/16	2,480,000	2,531,366

BEVERAGES-WINE/SPIRITS — 0.5%
Bacardi, Ltd. Senior Notes 7.45% due 04/01/14*	3,630,000	4,208,660
Pernod-Ricard SA Senior Notes 5.75% due 04/07/21*	950,000	973,995

		5,182,655

BROADCAST SERVICES/PROGRAM — 0.6%
Grupo Televisa SA Senior Notes 6.63% due 03/18/25	6,015,000	6,691,874

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.1%
Reliance Intermediate Holdings LP Senior Notes 9.50% due 12/15/19*	900,000	995,244

BUILDING PRODUCTS-DOORS & WINDOWS — 0.0%
Masonite International Corp. Company Guar. Notes 8.25% due 04/15/21*	300,000	306,563

CELLULAR TELECOM — 0.8%
America Movil SA de CV Notes 5.75% due 01/15/15	2,900,000	3,237,821
Digicel Group, Ltd. Senior Notes 8.88% due 01/15/15*(3)(5)	2,250,000	2,340,000
Digicel Group, Ltd. Senior Notes 9.13% due 01/15/15*(3)(5)	935,000	972,400
Digicel Group, Ltd. Senior Notes 10.50% due 04/15/18*(3)(5)	75,000	85,500
Rogers Communications, Inc. Company Guar. Notes 5.50% due 03/15/14	1,860,000	2,054,238

		8,689,959

CHEMICALS-DIVERSIFIED — 0.1%
OXEA Finance & Cy SCA Senior Sec. Notes 9.50% due 07/15/17*	475,000	523,508

COMPUTERS-MEMORY DEVICES — 0.2%
Seagate Technology HDD Holdings Company Guar. Notes 6.80% due 10/01/16	1,750,000	1,868,125

CONTAINERS-METAL/GLASS — 0.1%
Ardagh Packaging Finance PLC Company Guar. Notes 9.13% due 10/15/20*	1,275,000	1,408,875

DIVERSIFIED FINANCIAL SERVICES — 0.3%
Hyundai Capital Services, Inc. Senior Notes 4.38% due 07/27/16*	380,000	386,376
Hyundai Capital Services, Inc. Notes 6.00% due 05/05/15*	2,380,000	2,601,835

		2,988,211

DIVERSIFIED MANUFACTURING OPERATIONS — 0.5%
Ingersoll Rand Global Holding Co. Company Guar. Notes 6.88% due 08/15/18	1,610,000	1,893,310
Tyco Electronics Group SA Company Guar. Notes 5.95% due 01/15/14	2,870,000	3,165,731

		5,059,041

DIVERSIFIED MINERALS — 0.2%
Anglo American Capital PLC Company Guar. Notes 4.45% due 09/27/20*	600,000	608,869
Xstrata Finance Canada, Ltd. Company Guar. Bonds 5.50% due 11/16/11*	1,400,000	1,435,707

		2,044,576

DIVERSIFIED OPERATIONS — 0.2%
Hutchison Whampoa International, Ltd. Company Guar. Notes 6.50% due 02/13/13*	433,000	470,745
Hutchison Whampoa International, Ltd. Company Guar. Notes 7.63% due 04/09/19*	1,000,000	1,199,289
Stena AB Senior Notes 7.00% due 12/01/16	250,000	248,125

		1,918,159

ELECTRIC-GENERATION — 0.1%
Korea Hydro & Nuclear Power Co., Ltd. Senior Notes 6.25% due 06/17/14*	1,155,000	1,270,540

ELECTRIC-INTEGRATED — 0.2%
Enersis SA Notes 7.40% due 12/01/16	600,000	698,572
PPL WEM Holdings PLC Senior Notes 5.38% due 05/01/21*	1,100,000	1,132,387

		1,830,959

ELECTRONIC COMPONENTS-MISC. — 0.2%
Koninklijke Philips Electronics NV Senior Notes 5.75% due 03/11/18	1,590,000	1,798,258

FINANCE-AUTO LOANS — 0.1%
RCI Banque SA Senior Notes 4.60% due 04/12/16*	1,220,000	1,239,627

FINANCE-INVESTMENT BANKER/BROKER — 0.3%
Macquarie Group, Ltd. Senior Notes 6.00% due 01/14/20*	3,500,000	3,571,575

GAMBLING (NON-HOTEL) — 0.1%
Great Canadian Gaming Corp. Company Guar. Notes 7.25% due 02/15/15*	1,500,000	1,533,750

GOLD MINING — 0.2%
AngloGold Ashanti Holdings PLC Company Guar. Notes 6.50% due 04/15/40	750,000	767,899
Gold Fields Orogen Holding BVI, Ltd. Company Guar. Notes 4.88% due 10/07/20*	1,660,000	1,602,513

		2,370,412

INSURANCE-MULTI-LINE — 0.3%
AXA SA Sub. Notes 8.60% due 12/15/30	2,500,000	3,029,892

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.2%
Invesco, Ltd. Company Guar. Notes 5.63% due 04/17/12	2,000,000	2,077,780

METAL-DIVERSIFIED — 0.6%
Noranda, Inc. Company Guar. Notes 6.00% due 10/15/15	1,750,000	1,948,128
Rio Tinto Finance USA, Ltd. Company Guar. Notes 6.50% due 07/15/18	2,380,000	2,791,466
Rio Tinto Finance USA, Ltd. Company Guar. Notes 8.95% due 05/01/14	1,000,000	1,210,762

		5,950,356

MULTIMEDIA — 0.3%
Pearson Funding Two PLC Notes 4.00% due 05/17/16*	2,800,000	2,860,422
Quebecor Media, Inc. Senior Notes 7.75% due 03/15/16	475,000	493,406

		3,353,828

NON-FERROUS METALS — 0.2%
Codelco, Inc. Bonds 5.63% due 09/21/35*	1,600,000	1,644,197

OIL & GAS DRILLING — 0.1%
Noble Holding International, Ltd. Company Guar. Bonds 4.90% due 08/01/20	840,000	865,312

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.8%
Canadian Natural Resources, Ltd. Notes 4.90% due 12/01/14	770,000	844,845
Canadian Natural Resources, Ltd. Bonds 5.85% due 02/01/35	4,960,000	5,115,303
CNPC HK Overseas Capital, Ltd. Company Guar. Notes 5.95% due 04/28/41*	1,550,000	1,534,913
Talisman Energy, Inc. Senior Notes 3.75% due 02/01/21	500,000	471,528

		7,966,589

OIL COMPANIES-INTEGRATED — 1.6%
BP Capital Markets PLC Company Guar. Notes 3.13% due 10/01/15	1,000,000	1,015,792
BP Capital Markets PLC Company Guar. Notes 4.74% due 03/11/21	3,100,000	3,165,277
Lukoil International Finance BV Company Guar. Notes 6.36% due 06/07/17*	1,000,000	1,073,800
Petro-Canada Bonds 5.35% due 07/15/33	2,650,000	2,527,684
Petrobras International Finance Co. Company Guar. Notes 6.75% due 01/27/41	2,000,000	2,092,090
Petroleos Mexicanos Company Guar. Notes 4.88% due 03/15/15	5,000,000	5,355,000
Petroleos Mexicanos Company Guar. Notes 6.00% due 03/05/20	1,600,000	1,711,200
Qatar Petroleum Notes 5.58% due 05/30/11*	222,400	222,741

		17,163,584

OIL REFINING & MARKETING — 0.1%
Reliance Industries, Ltd. Notes 8.25% due 01/15/27*	500,000	603,604

OIL-FIELD SERVICES — 0.3%
Weatherford International, Ltd. Company Guar. Notes 6.00% due 03/15/18	600,000	663,805
Weatherford International, Ltd. Senior Notes 7.00% due 03/15/38	2,100,000	2,306,459

		2,970,264

PAPER & RELATED PRODUCTS — 0.1%
Cascades, Inc. Company Guar. Notes 7.88% due 01/15/20	275,000	293,563
PE Paper Escrow GmbH Senior Sec. Notes 12.00% due 08/01/14*	275,000	319,687

		613,250

PIPELINES — 0.4%
Enbridge, Inc. Senior Notes 5.60% due 04/01/17	3,870,000	4,358,518

SATELLITE TELECOM — 0.4%
Intelsat Jackson Holdings SA Company Guar. Notes 7.25% due 04/01/19*	950,000	966,031
Intelsat Jackson Holdings SA Company Guar. Notes 7.50% due 04/01/21*	625,000	634,375
Intelsat Jackson Holdings SA Company Guar. Notes 8.50% due 11/01/19	850,000	915,875
Intelsat Jackson Holdings SA Company Guar. Notes 11.25% due 06/15/16	2,025,000	2,151,563

		4,667,844

SECURITY SERVICES — 0.1%
Garda World Security Corp. Senior Notes 9.75% due 03/15/17*	1,300,000	1,394,250

SEISMIC DATA COLLECTION — 0.2%
Cie Generale de Geophysique-Veritas Company Guar. Bonds 9.50% due 05/15/16	325,000	361,563
Compagnie Generale de Geophysique-Veritas Company Guar. Notes 7.75% due 05/15/17	1,175,000	1,239,625

		1,601,188

SEMICONDUCTOR EQUIPMENT — 0.1%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. Company Guar. Notes 10.50% due 04/15/18	1,150,000	1,296,625

STEEL-PRODUCERS — 1.0%
ArcelorMittal Senior Notes 5.25% due 08/05/20	3,000,000	3,015,690
ArcelorMittal Senior Notes 6.13% due 06/01/18	1,425,000	1,541,777
ArcelorMittal Senior Notes 6.75% due 03/01/41	1,000,000	1,023,421
Gerdau Trade, Inc. Company Guar. Notes 5.75% due 01/30/21*	2,570,000	2,599,001
Hyundai Steel Co. Senior Notes 4.63% due 04/21/16*	2,130,000	2,171,514

		10,351,403

TELECOM SERVICES — 0.0%
Digicel, Ltd. Senior Notes 12.00% due 04/01/14*(3)(5)	400,000	466,500

TELEPHONE-INTEGRATED — 1.1%
France Telecom SA Senior Notes 5.38% due 07/08/19	1,600,000	1,784,314
KT Corp. Notes 5.88% due 06/24/14*	3,050,000	3,329,092
Telefonica Emisiones SAU Company Guar. Notes 5.86% due 02/04/13	2,440,000	2,610,802
Telefonica Emisiones SAU Company Guar. Notes 7.05% due 06/20/36	1,575,000	1,760,773
Virgin Media Finance PLC Company Guar. Notes 9.50% due 08/15/16	1,525,000	1,748,031

		11,233,012

TRANSPORT-RAIL — 0.3%
Canadian Pacific Railway Co. Bonds 7.13% due 10/15/31	2,950,000	3,368,558

TRANSPORT-SERVICES — 0.1%
Ceva Group PLC Senior Sec. Notes 11.63% due 10/01/16*	125,000	138,281
CHC Helicopter SA Senior Sec. Notes 9.25% due 10/15/20*	1,050,000	1,029,000

		1,167,281

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $139,617,387)		150,769,657

Foreign Government Agencies — 1.0%

SOVEREIGN — 0.8%
State Of Qatar Senior Notes 5.25% due 01/20/20*	2,185,000	2,305,175

United Mexican States Senior Notes 6.63% due 03/03/15	5,150,000	5,914,775

		8,219,950

SUPRANATIONAL BANKS — 0.2%
Corporacion Andina de Fomento Senior Notes 3.75% due 01/15/16	710,000	719,598
Corporacion Andina de Fomento Notes 8.13% due 06/04/19	1,000,000	1,215,525

		1,935,123

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $9,259,981)		10,155,073

U.S. Government Agencies — 0.0%

RESOLUTION FUNDING CORP — 0.0%
Resolution Funding Corp. STRIPS zero coupon due 01/15/21 (cost $300,421)	640,000	442,869

Common Stock — 0.0%

AUTO-CARS/LIGHT TRUCKS — 0.0%
General Motors Co.† (cost $1,608,862)	15,664	502,658

Membership Interest Certificates — 0.0%

HOME FURNISHINGS — 0.0%
CVC Claims Litigation Trust†(1)(3)(5) (cost $50,370)	5	0

Preferred Stock — 0.2%

DIVERSIFIED BANKING INSTITUTIONS — 0.1%
Ally Financial, Inc. 7.00%*	1,415	1,316,215

FINANCE-INVESTMENT BANKER/BROKER — 0.0%
Lehman Brothers Holdings, Inc. Class D, 5.67%	30,000	600

REAL ESTATE INVESTMENT TRUSTS — 0.1%
ProLogis Trust, Series C 8.54%	20,000	1,084,600

TOTAL PREFERRED STOCK (cost $3,360,512)		2,401,415

Warrants — 0.1%

AUTO-CARS/LIGHT TRUCKS — 0.1%
General Motors Corp.
Expires 07/10/16 (Strike price $10.00)†	14,240	329,941

General Motors Corp.
Expires 07/10/19 (Strike price $18.33)†	14,240	253,472

TOTAL WARRANTS (cost $1,825,699)		583,413

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $941,086,187)		1,019,689,153

Short-Term Investment Securities — 0.5%

TIME DEPOSITS — 0.5%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/02/11 (cost $4,713,000)	4,713,000	4,713,000

TOTAL INVESTMENTS (cost $945,799,187) (11)	97.6%	1,024,402,153
Other assets less liabilities	2.4	25,482,209

NET ASSETS	100.0%	$1,049,884,362

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2011, the aggregate value of these securities was $239,105,344 representing 22.8% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

†	Non-income producing security

(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(2)	Collateralized Mortgage Obligation

(3)	Illiquid security. At April 30, 2011, the aggregate value of these securities was $8,660,355 representing 0.8% of net assets.

(4)	Income may be received in cash or additional bonds at the discretion of the issuer.

(5)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of April 30, 2011, the Corporate Bond Portfolio held the following restricted securities:

		Principal			Market
	Acquisition	Amount/	Acquisition	Market	Value	% of
Name	Date	Shares	Cost	Value	Per Share	Net Assets

CVC Claims Litigation Trust
Membership Interest Certificates	5/19/2006	$5	$50,370	$0	$0.00	0.00%
Digicel Group, Ltd
8.88% due 01/15/15	2/22/2007	100,000	100,000
	2/20/2008	300,000	261,000
	4/2/2008	400,000	336,000
	4/14/2008	75,000	62,531
	12/5/2008	550,000	302,500
	12/11/2008	825,000	499,125

		2,250,000	1,561,156	2,340,000	104.00	0.23
Digicel Group, Ltd
9.13% due 01/15/15	2/22/2007	275,000	275,000
	7/1/2007	10,000	9,619
	12/12/2007	150,000	139,500
	10/1/2008	500,000	405,000

		935,000	829,119	972,400	104.00	0.09
Digicel Group, Ltd
10.50% due 04/15/18	3/16/2010	75,000	75,000	85,500	114.00	0.01
Digicel, Ltd.
12.00% due 04/01/14	3/6/2009	250,000	224,003
	6/2/2009	150,000	147,750

		400,000	371,753	466,500	116.63	0.04
General Motors Corp.
7.20% due 01/15/11	4/21/2011	1,000,000	0	25,000	2.50	0.00

General Motors Corp.
7.40% due 09/01/25	4/21/2011	2,800,000	0	70,000	2.50	0.01

General Motors Corp.
9.45% due 11/01/11	4/21/2011	250,000	0	6,250	2.50	0.00

Jitney-Jungle Stores of America, Inc.
10.38% due 09/15/07	9/15/1997	50,000	51,970
	2/27/1998	25,000	26,905
	4/28/1998	50,000	52,913

		125,000	131,788	0	0.00	0.00

				$3,965,650		0.38%

(6)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.

(7)	Bond in default

(8)	Company has filed for Chapter 11 bankruptcy protection.

(9)	Company has filed for Chapter 7 bankruptcy.

(10)	Perpetual maturity — maturity date reflects the next call date.

(11)	See Note 4 for cost of investments on a tax basis.

STRIPS	— Separate trading of Registered Interest and Principal of Securities

FRS	— Floating Rate Security

VRS	— Variable Rate Security
The rates shown on FRS and VRS are the current interest rates at April 30, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

Open Futures Contracts
						Unrealized
Number of			Expiration	Value at	Value as of	Appreciation
Contracts	Type	Description	Month	Trade Date	April 30, 2011	(Depreciation)
450	Short	U.S. Treasury 10 YR Notes	June 2011	$53,605,273	$54,513,281	$(908,008)

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total

ASSETS:
Long-Term Investment Securities:
Asset Backed Securities	$—	$—	$7,769	$7,769
Convertible Bonds & Notes	—	430,000	—	430,000
U.S. Corporate Bonds & Notes	—	854,285,436	110,863	854,396,299
Foreign Corporate Bonds & Notes	—	150,769,657	—	150,769,657
Foreign Government Agencies	—	10,155,073	—	10,155,073
U.S. Government Agencies	—	442,869	—	442,869
Common Stock	502,658	—	—	502,658
Membership Interest Certificates	—	—	0	0
Preferred Stock	1,085,200	1,316,215	—	2,401,415
Warrants	583,413	—	—	583,413
Short-Term Investment Securities:
Time Deposit	—	4,713,000	—	4,713,000

Total	$2,171,271	$1,022,112,250	$118,632	$1,024,402,153

LIABILITIES:
Other Financial Instruments:@
Open Futures Contracts-Depreciation	$908,008	$—	$—	$908,008

@    Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

			Membership
	Asset Backed	U.S. Corporate	Interest
	Securities	Bonds & Notes	Certificates
Balance as of 1/31/2011	$8,020	$9,588	$0
Accrued discounts	—	—	—
Accrued premiums	—	641	—
Realized gain	16	—	—
Realized loss	—	—	—
Change in unrealized appreciation(1)	7	101,266	—
Change in unrealized depreciation(1)	—	(641)	—
Net purchases	—	—	—
Net sales	(274)	(16)	—
Transfers into Level 3(2)	—	25	—
Transfers out of Level 3(2)	—	—	—

Balance as of 4/30/2011	$7,769	$110,863	$0

(1)	The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at April 30, 2011 includes:

		Membership
Asset Backed	U.S. Corporate	Interest
Securities	Bonds & Notes	Certificates
$7	$100,625	$—

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
GLOBAL BOND PORTFOLIO
Portfolio of Investments — April 30, 2011
(unaudited)

Asset Backed Securities — 6.6%		Principal	Value
		Amount**	(Note 1)

UNITED KINGDOM — 1.7%
Arkle Master Issuer PLC FRS Series 2010-2X, Class 2A 2.59% due 05/17/60(1)	EUR	500,000	$745,342
Arran Residential Mtg. Funding PLC FRS Series 2011-1A, Class A1B 2.62% due 11/19/47*(1)(2)	EUR	400,000	592,786
Permanent Master Issuer PLC FRS Series 2006-1, Class 6A1 0.94% due 04/15/20(1)	GBP	200,000	326,781
Permanent Master Issuer PLC FRS Series 2011-1A, Class 1A3 2.62% due 07/15/42*(1)(2)	EUR	1,500,000	2,222,298
Silverstone Master Issuer PLC FRS Series 2010-1A, Class A2 2.84% due 01/21/55*(1)(2)	EUR	900,000	1,343,807

			5,231,014

UNITED STATES — 4.9%
American Home Mtg. Assets FRS Series 2007-1, Class A1 1.01% due 02/25/47(1)		1,331,494	650,196
American Home Mtg. Investment Trust FRS Series 2004-3, Class 1A 0.58% due 10/25/34(1)		5,292	4,951
CIT Mtg. Loan Trust FRS Series 2007-1, Class 2A1 1.21% due 10/25/37*(2)		128,679	124,961
CIT Mtg. Loan Trust FRS Series 2007-1, Class 2A2 1.46% due 10/25/37*(2)		300,000	233,606
CIT Mtg. Loan Trust FRS Series 2007-1, Class 2A3 1.66% due 10/25/37*(2)		400,000	216,039
Countrywide Alternative Loan Trust FRS Series 2006-OA1, Class 2A1 0.42% due 03/20/46(1)		1,104,576	628,231
Countrywide Alternative Loan Trust FRS Series 2005-82, Class A1 0.48% due 02/25/36(1)		1,221,104	704,666
Countrywide Alternative Loan Trust FRS Series 2007-0A11, Class A1A 1.69% due 11/25/47(1)		881,408	507,551
Countrywide Alternative Loan Trust Series 2005 — 46CB Class A8 5.50% due 10/25/35(1)		625,779	592,378
Countrywide Alternative Loan Trust Series 2007 — 15CB Class A5 5.75% due 07/25/37(1)		1,316,120	970,422
FHLMC Multifamily Structured Pass-Through Certificates VRS Series K011, Class A2 4.08% due 11/25/20(1)		3,000,000	3,055,559
HSBC Home Equity Loan Trust FRS Series 2007-3, Class APT 1.41% due 11/20/36		800,611	727,617
Lehman XS Trust FRS Series 2007-7N, Class 1A2 0.45% due 06/25/47(1)		1,506,149	812,418
NCUA Guaranteed Notes Series 2010-C1, Class A2 2.90% due 10/29/20(1)		1,000,000	987,969
Residential Accredit Loans, Inc. Series 2005-QS13 Class 2A3 5.75% due 09/25/35(1)		335,940	281,358
Sequoia Mtg. Trust FRS Series 2004-10, Class A3A 0.78% due 11/20/34(1)		139,478	127,558
SLM Student Loan Trust FRS Series 2003-10A, Class A1A 1.75% due 12/15/16*(2)		750,000	749,997
SLM Student Loan Trust FRS Series 2003-10A, Class A1B 1.75% due 12/15/16*(2)		1,100,000	1,099,995
Structured Adjustable Rate Mtg. Loan Trust FRS Series 2007-10, Class 1A1 6.00% due 11/25/37(1)		869,500	438,165
Washington Mutual Alternative Mtg. Pass-Through Certificates FRS Series 2007-OA2, Class 2A 1.01% due 01/25/47(1)		676,343	326,875
Washington Mutual Alternative Mtg. Pass-Through Certificates FRS Series 2006-AR5, Class 4A 1.30% due 06/25/46(1)		1,812,076	901,841
Wells Fargo Alternative Loan Trust VRS Series 2007-PA6, Class A1 6.10% due 12/28/37(1)		1,222,634	946,843

			15,089,196

TOTAL ASSET BACKED SECURITIES (cost $24,720,811)			20,320,210

Corporate Bonds & Notes — 35.5%

CANADA — 4.2%
Bank of Montreal Notes 2.63% due 01/25/16*		2,600,000	2,621,871
Bank of Nova Scotia Notes 1.45% due 07/26/13*		2,800,000	2,818,225
Bank of Nova Scotia Bonds 5.75% due 01/28/14	AUD	1,200,000	1,310,422
Caisse Centrale Desjardins du Quebec Bonds 2.55% due 03/24/16*(2)		750,000	750,193
Canadian Imperial Bank of Commerce Bonds 2.00% due 02/04/13*		1,000,000	1,019,876
Canadian Imperial Bank of Commerce Notes 2.60% due 07/02/15*		460,000	467,914
Canadian Imperial Bank of Commerce Notes 2.75% due 01/27/16*		1,700,000	1,723,756

Canadian Imperial Bank of Commerce Senior Notes 5.75% due 12/19/13	AUD	800,000	873,866
National Bank of Canada Notes 1.65% due 01/30/14*		350,000	353,142
Toronto-Dominion Bank Notes 2.20% due 07/29/15		940,000	941,307

			12,880,572

FRANCE — 1.8%
Cie de Financement Foncier Notes 1.63% due 07/23/12*		1,000,000	1,010,073
Cie de Financement Foncier Company Guar. Notes 2.13% due 04/22/13		1,700,000	1,725,058
Cie de Financement Foncier Notes 2.25% due 01/25/13	EUR	1,100,000	1,622,192
HSBC Covered Bonds Notes 3.38% due 01/20/17	EUR	700,000	1,021,468

			5,378,791

GERMANY — 7.8%
Kreditanstalt fuer Wiederaufbau Government Guar. Bonds 1.35% due 01/20/14	JPY	700,000,000	8,874,773
Kreditanstalt fuer Wiederaufbau Government Guar. Bonds 2.05% due 02/16/26	JPY	731,000,000	9,419,874
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 2.13% due 04/11/14	EUR	600,000	880,217
Kreditanstalt fuer Wiederaufbau Government Guar. Bonds 2.60% due 06/20/37	JPY	255,000,000	3,421,272
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 5.00% due 12/01/20	SEK	2,000,000	349,527
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 6.00% due 08/20/20	AUD	800,000	850,549

			23,796,212

ITALY — 0.1%
Intesa Sanpaolo SpA Senior Notes 3.63% due 08/12/15*		250,000	249,892

JAPAN — 4.9%
Bank of Tokyo-Mitsubishi UFJ, Ltd. Senior Notes 2.60% due 01/22/13*		1,250,000	1,274,849
Japan Finance Organization for Municipalities Government Guar. Bonds 1.90% due 06/22/18	JPY	860,000,000	11,365,740
Japan Government Ten Year Bond Senior Notes 1.90% due 06/20/16	JPY	188,900,000	2,492,346

			15,132,935

LUXEMBOURG — 1.9%
Enel Finance International NV Company Guar. Notes 6.25% due 09/15/17*(2)		300,000	336,950
European Investment Bank Senior Notes 2.13% due 01/15/14	EUR	2,800,000	4,117,471
European Investment Bank Senior Notes 5.00% due 12/01/20	SEK	2,950,000	509,735
John Deere Bank SA Company Guar. Notes 6.00% due 06/13/11	EUR	650,000	967,595

			5,931,751

NETHERLANDS — 2.0%
Achmea Hypotheekbank NV Government Liquidated Guar. Notes 3.20% due 11/03/14*		1,700,000	1,756,999
E.ON International Finance BV Company Guar. Notes 5.50% due 01/19/16	EUR	1,050,000	1,686,458
ING Bank NV Notes 2.50% due 01/14/16*		1,500,000	1,459,965
LeasePlan Corp NV Government Guar. Notes 3.25% due 05/22/14	EUR	875,000	1,317,040

			6,220,462

NORWAY — 4.1%
DnB NOR Boligkreditt Bond 2.10% due 10/14/15*		1,200,000	1,170,611
DnB NOR Boligkreditt Notes 2.75% due 04/20/15	EUR	200,000	292,150
DnB NOR Boligkreditt Bonds 2.90% due 03/29/16*(2)		3,600,000	3,618,796
DnB NOR Boligkreditt Bonds 3.38% due 01/20/17	EUR	700,000	1,029,712
Nordea Eiendomskreditt AS Notes 1.88% due 04/07/14*(2)		1,700,000	1,710,207
Schlumberger Norge AS Company Guar. Notes 3.00% due 03/18/13		1,150,000	1,185,349

Sparebank 1 Boligkreditt Bond 1.25% due 10/25/13*		2,200,000	2,190,773
Sparebank 1 Boligkreditt Notes 2.50% due 06/23/15	EUR	200,000	288,470
Sparebank 1 Boligkreditt Notes 5.00% due 09/10/13	EUR	200,000	311,335
Statoil ASA Company Guar. Notes 4.38% due 03/11/15	EUR	550,000	852,148

			12,649,551

SOUTH AFRICA — 0.2%
Transnet, Ltd. Senior Notes 4.50% due 02/10/16*		700,000	716,694

SWEDEN — 2.0%
Nordea Hypotek AB Notes 3.50% due 01/18/17	EUR	800,000	1,182,001
Swedbank AB Government Guar. Notes 3.38% due 05/27/14	EUR	825,000	1,247,235
Swedbank Hypotek AB Bonds 0.76% due 03/28/14*(2)		590,000	589,857
Swedbank Hypotek AB Notes 2.95% due 03/28/16*(2)		950,000	953,941
Swedish Covered Bond Notes 3.00% due 02/03/15	EUR	800,000	1,180,385
Vattenfall AB Sr. Notes 6.75% due 01/31/19	EUR	400,000	699,297

			5,852,716

SWITZERLAND — 0.7%
Credit Suisse London Senior Notes 6.13% due 05/16/14	EUR	450,000	721,158
UBS AG Bonds 3.88% due 12/02/19	EUR	500,000	736,709
UBS AG Senior Notes 4.88% due 08/04/20		650,000	668,995

			2,126,862

UNITED KINGDOM — 2.0%
Abbey National Treasury Services PLC Bank Guar. Notes 4.13% due 09/14/17	GBP	450,000	736,057
Bank of Scotland PLC Bonds 5.25% due 02/21/17		800,000	836,570
Credit Suisse Guernsey Senior Notes 2.88% due 09/24/15	EUR	200,000	287,088
HSBC Bank PLC Senior Notes 1.63% due 08/12/13*(2)		2,050,000	2,054,445
Lloyds TSB Bank PLC Government Liquid Guar. Notes 2.80% due 04/02/12*(2)		1,500,000	1,532,220
Royal Bank of Scotland PLC Senior Notes 4.88% due 08/25/14*		750,000	793,095

			6,239,475

UNITED STATES — 3.8%
AT&T, Inc. Senior Notes 6.70% due 11/15/13		650,000	733,220
Citigroup, Inc. Senior Notes 4.75% due 05/19/15		650,000	692,381
Comcast Cable Communications Holdings, Inc. Company Guar. Notes 9.46% due 11/15/22		110,000	152,820
ConocoPhillips Senior Notes 5.75% due 02/01/19		900,000	1,031,826
Eli Lilly & Co. Senior Notes 3.55% due 03/06/12		600,000	615,797
General Electric Capital Corp. FDIC Guar. Notes 4.00% due 06/15/12	EUR	700,000	1,060,568
General Electric Capital Corp. Senior Notes 4.63% due 01/07/21		1,150,000	1,155,925
International Business Machines Corp. Senior Notes 6.63% due 01/30/14	EUR	400,000	650,065
JPMorgan Chase & Co. Senior Notes 4.40% due 07/22/20		950,000	938,444
Kraft Foods, Inc. Senior Notes 2.63% due 05/08/13		1,350,000	1,390,007
MassMutual Global Funding II Senior Notes 2.30% due 09/28/15*(2)		400,000	396,284
MassMutual Global Funding II Senior Sec. Notes 2.88% due 04/21/14*(2)		300,000	312,096
Morgan Stanley Senior Notes 6.00% due 05/13/14		600,000	657,074
Wells Fargo Bank NA Senior Notes 6.00% due 05/23/13	EUR	400,000	629,623

WM Covered Bond Program Sec. Notes 4.00% due 09/27/16	EUR	850,000	1,251,062

			11,667,192

TOTAL CORPORATE BONDS & NOTES (cost $95,817,585)			108,843,105

Government Agencies — 32.0%

BELGIUM — 2.1%
Kingdom of Belgium Bonds 3.50% due 03/28/15	EUR	840,000	1,255,874
Kingdom of Belgium Bonds 3.50% due 06/28/17	EUR	2,200,000	3,193,786
Kingdom of Belgium Bonds 3.75% due 09/28/20	EUR	245,000	352,064
Kingdom of Belgium Bonds 4.00% due 03/28/14	EUR	1,010,000	1,544,790

			6,346,514

CANADA — 2.0%
Government of Canada Bonds 2.50% due 06/01/15	CAD	2,460,000	2,613,453
Government of Canada Bonds 3.50% due 06/01/13	CAD	1,940,000	2,121,523
Government of Canada Bonds 5.75% due 06/01/29	CAD	1,000,000	1,346,943

			6,081,919

DENMARK — 1.8%
Kingdom of Denmark Bonds 1.88% due 03/16/12		2,800,000	2,834,535
Kingdom of Denmark Bonds 4.00% due 11/15/17	DKK	7,600,000	1,600,915
Kingdom of Denmark Bonds 6.00% due 11/15/11	DKK	5,000,000	1,020,311

			5,455,761

FINLAND — 2.1%
Government of Finland Senior Notes 3.13% due 09/15/14	EUR	2,550,000	3,869,241
Government of Finland Senior Bonds 4.38% due 07/04/19	EUR	1,560,000	2,483,658

			6,352,899

GERMANY — 12.6%
Federal Republic of Germany Bonds 2.50% due 01/04/21	EUR	465,000	649,071
Federal Republic of Germany Bonds 3.00% due 07/04/20	EUR	1,180,000	1,724,355
Federal Republic of Germany Bonds 3.25% due 01/04/20	EUR	3,610,000	5,398,818
Federal Republic of Germany Bonds 3.50% due 01/04/16	EUR	2,195,000	3,388,647
Federal Republic of Germany Bonds 3.50% due 07/04/19	EUR	850,000	1,297,880
Federal Republic of Germany Bonds 3.75% due 01/04/15	EUR	4,825,000	7,508,808
Federal Republic of Germany Bonds 3.75% due 01/04/17	EUR	450,000	701,356
Federal Republic of Germany Bonds 4.00% due 07/04/16	EUR	3,200,000	5,045,674
Federal Republic of Germany Bonds 4.25% due 07/04/39	EUR	1,430,000	2,306,127
Federal Republic of Germany Bonds 4.75% due 07/04/40	EUR	510,000	891,167
Federal Republic of Germany Bonds 5.50% due 01/04/31	EUR	1,820,000	3,333,467
Federal Republic of Germany Bonds 5.63% due 01/04/28	EUR	2,090,000	3,816,013
Federal Republic of Germany Bonds 6.50% due 07/04/27	EUR	1,280,000	2,539,085

			38,600,468

IRELAND — 0.2%
Republic of Ireland Bonds 4.50% due 04/18/20	EUR	40,000	39,724
Republic of Ireland Bonds 4.60% due 04/18/16	EUR	330,000	358,442
Republic of Ireland Notes 5.00% due 10/18/20	EUR	290,000	290,640

			688,806

JAPAN — 6.8%
Government of Japan Bonds 1.10% due 09/20/12	JPY	500,000,000	6,240,048
Government of Japan Senior Bonds 1.70% due 12/20/16	JPY	142,000,000	1,859,968

Government of Japan Bonds 1.90% due 03/20/24	JPY	450,000,000	5,785,015
Government of Japan Bonds 2.00% due 12/20/25	JPY	70,000,000	894,651
Government of Japan Bonds 2.10% due 12/20/26	JPY	35,000,000	449,858
Government of Japan Senior Bonds 2.10% due 09/20/29	JPY	100,000,000	1,259,609
Government of Japan Bonds 2.10% due 12/20/29	JPY	100,000,000	1,257,163
Government of Japan Bonds 2.30% due 03/20/39	JPY	245,000,000	3,127,235

			20,873,547

MALAYSIA — 1.0%
Federation of Malaysia Notes zero coupon due 07/14/11	MYR	7,320,000	2,456,903
Federation of Malaysia Bonds 3.43% due 08/15/14	MYR	2,250,000	761,557

			3,218,460

NETHERLANDS — 2.4%
Government of Netherlands Bonds 2.75% due 01/15/15	EUR	1,150,000	1,719,896
Government of Netherlands Bonds 3.25% due 07/15/15	EUR	1,750,000	2,657,331
Government of Netherlands Bonds 4.00% due 07/15/19	EUR	630,000	979,669
Government of Netherlands Bonds 4.25% due 07/15/13	EUR	1,200,000	1,864,650

			7,221,546

SPAIN — 0.1%
Kingdom of Spain Bonds 4.20% due 01/31/37	EUR	250,000	287,306

SWEDEN — 0.1%
Kingdom of Sweden Bonds 6.75% due 05/05/14	SEK	2,300,000	423,614

UNITED STATES — 0.8%
Federal National Mtg. Assoc. 3.38% due 11/01/20		499,395	485,562
Federal National Mtg. Assoc. 3.42% due 10/01/20		399,531	389,995
Federal National Mtg. Assoc. 3.63% due 12/01/20		299,660	296,188
Federal National Mtg. Assoc. 3.75% due 03/01/18		1,000,000	1,031,516
Federal National Mtg. Assoc. 3.84% due 05/01/18(5)		530,000	541,097

			2,744,358

TOTAL GOVERNMENT AGENCIES (cost $86,711,038)			98,295,198

Government Treasuries — 19.6%

ITALY — 8.2%
Republic of Italy Bonds 3.75% due 03/01/21	EUR	550,000	755,083
Republic of Italy Bonds 4.00% due 02/01/37	EUR	580,000	695,613
Republic of Italy Bonds 4.25% due 10/15/12	EUR	10,540,000	15,977,564
Republic of Italy Bonds 4.25% due 02/01/15	EUR	1,030,000	1,559,544
Republic of Italy Bonds 4.50% due 02/01/20	EUR	1,090,000	1,615,100
Republic of Italy Bonds 4.75% due 09/01/21	EUR	790,000	1,166,715
Republic of Italy Bonds 5.00% due 08/01/34	EUR	610,000	854,396
Republic of Italy Bonds 6.00% due 05/01/31	EUR	1,660,000	2,627,942

			25,251,957

UNITED KINGDOM — 8.3%
United Kingdom Gilt Treasury Bonds 2.75% due 01/22/15	GBP	6,250,000	10,710,596
4.00% due 03/07/22	GBP	200,000	343,801
4.25% due 03/07/36	GBP	210,000	353,569
4.25% due 12/07/49	GBP	500,000	854,885
4.50% due 09/07/34	GBP	1,530,000	2,666,703
4.50% due 12/07/42	GBP	1,200,000	2,121,939
5.25% due 06/07/12	GBP	50,000	87,573
United Kingdom Inflation Linked Gilt Treasury Bonds 2.50% due 08/23/11	GBP	580,000	2,986,819
2.50% due 08/16/13	GBP	240,000	1,138,110
2.50% due 07/17/24	GBP	80,000	385,250
6.91% due 07/26/16	GBP	720,000	3,876,989

			25,526,234

UNITED STATES — 3.1%
United States Treasury Bonds
1.13% due 01/15/21TIPS		879,883	912,466
2.00% due 01/15/26 TIPS		936,323	1,022,494
2.38% due 01/15/25 TIPS		598,582	685,797
2.38% due 01/15/27 TIPS		811,817	924,774
3.88% due 08/15/40		2,110,000	1,920,758
4.38% due 11/15/39(3)		2,460,000	2,446,162
4.50% due 08/15/39		700,000	710,938
5.25% due 11/15/28		700,000	800,734

			9,424,123

TOTAL GOVERNMENT TREASURIES (cost $58,785,705)			60,202,314

Foreign Debt Obligation — 0.5%

SUPRANATIONAL — 0.5%
Asian Development Bank Senior Notes 2.35% due 06/21/27	JPY	40,000,000	534,135
Inter-American Development Bank Notes 7.00% due 06/15/25		850,000	1,067,932

TOTAL FOREIGN DEBT OBLIGATION (cost $1,352,830)			1,602,067

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $267,387,969)			289,262,894

Short-Term Investment Securities — 5.5%

TIME DEPOSITS — 2.2%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/02/11		6,854,000	6,854,000

U.S. GOVERNMENT TREASURIES — 3.3%
United States Treasury Bills 0.07% due 06/16/11		10,000,000	9,999,169

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $16,853,169)			16,853,169

TOTAL INVESTMENTS — (cost $284,241,138)(4)		99.7%	306,116,063
Other assets less liabilities		0.3	813,304

NET ASSETS —		100.0%	$306,929,367

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2011, the aggregate value of these securities was $38,466,213 representing 12.5% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

**	In United States Dollars unless otherwise indicated.

(1)	Collateralized Mortgage Obligation

(2)	Illiquid security. At April 30, 2011, the aggregate value of these securities was $18,838,478 representing 6.1% of net assets.

(3)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(4)	See Note 4 for cost of investments on a tax basis.

(5)	Fair valued security. Securities are classified as Level 3 based on these securities valuation inputs; see Note 1.

FDIC	— Federal Deposit Insurance Corp.

TIPS	— Treasury Inflation Protected Securities

FRS	— Floating Rate Security

VRS	— Variable Rate Security

The rates shown on FRS and VRS are the current interest rates as of April 30, 2011 and unless noted otherwise, the dates shown are the original maturity dates.
Open Futures Contracts

					Value as of	Unrealized
Number of			Expiration	Value at	April 30,	Appreciation
Contracts	Type	Description	Month	Trade Date	2011	(Depreciation)

29	Long	Euro-BOBL	June 2011	$4,929,796	$4,958,132	$28,336
69	Long	Euro-Bund	June 2011	12,416,635	12,583,124	166,489
46	Short	Euro-Shatz	June 2011	7,307,911	7,323,094	(15,183)
97	Short	90 Day Euro Dollar	June 2011	24,162,945	24,178,463	(15,518)
313	Long	90 Day Euro Dollar	September 2011	77,791,237	77,972,213	180,976
318	Short	90 Day Euro Dollar	September 2012	78,267,239	78,573,825	(306,586)
7	Long	Japanese 10 Year Bond	June 2011	12,100,934	12,082,196	(18,738)
25	Long	Life Long Gilt	June 2011	4,837,174	4,968,823	131,649
39	Long	U.S. Treasury 2 Year Note	June 2011	8,503,283	8,545,875	42,592
16	Short	U.S. Treasury 5 Year Note	June 2011	1,892,599	1,895,500	(2,901)
14	Long	U.S. Treasury 10 Year Note	June 2011	1,670,136	1,695,969	25,833
13	Short	U.S. Treasury Long Bond	June 2011	1,567,148	1,590,875	(23,727)
5	Long	U.S. Treasury Ultra Long Bond	June 2011	622,196	629,375	7,179

						$200,401

Open Forward Foreign Currency Contracts

					Delivery	Unrealized	Unrealized
Counterparty	Contract to Deliver		In Exchange For		Date	Appreciation	Depreciation

Bank of America N.A.	EUR	494,000	AUD	683,555	6/15/2011	$14,356	$—
	EUR	575,000	GBP	493,166	6/15/2011	—	(27,341)
	GBP	870,304	EUR	1,015,000	6/15/2011	48,665	—
	JPY	53,904,752	CAD	652,000	6/15/2011	23,744	—
	JPY	315,693,599	USD	3,771,945	6/15/2011	—	(120,677)
	NZD	941,000	USD	747,286	6/15/2011	—	(12,023)

						86,765	(160,041)

Barclays Bank	USD	737,000	CHF	678,394	6/15/2011	47,473	—
	USD	747,565	GBP	452,000	6/15/2011	7,030	—
	USD	817,612	SEK	5,278,664	6/15/2011	54,004	—

						108,507	—

Citibank N.A.	AUD	2,424,000	USD	2,406,605	6/15/2011	—	(235,943)
	CAD	717,282	AUD	740,000	6/15/2011	49,380	—
	CHF	671,009	AUD	720,000	6/15/2011	8,982	—
	CHF	1,002,364	USD	1,064,000	6/15/2011	—	(95,102)
	EUR	522,000	GBP	454,542	6/15/2011	—	(13,413)
	EUR	1,373,122	NOK	10,819,787	6/15/2011	25,658	—
	EUR	1,559,000	USD	2,227,547	6/15/2011	—	(78,853)
	GBP	460,383	EUR	525,000	6/15/2011	8,100	—
	GBP	1,102,000	USD	1,802,323	6/15/2011	—	(37,419)
	JPY	59,703,617	NOK	4,076,000	6/15/2011	38,764	—
	JPY	58,146,737	USD	739,000	6/15/2011	22,029	—
	NZD	2,828,000	USD	2,126,654	6/15/2011	—	(155,306)
	USD	743,350	EUR	516,000	6/15/2011	20,026	—
	USD	738,718	GBP	457,000	6/15/2011	24,225	—
	USD	761,000	NOK	4,046,161	6/15/2011	8,260	—
	USD	709,885	NZD	931,000	6/15/2011	41,354	—

						246,778	(616,036)

Credit Suisse London Branch	CHF	1,001,488	EUR	783,000	6/15/2011	288	—
	EUR	295,000	JPY	33,422,910	6/15/2011	—	(24,309)
	EUR	148,000	USD	205,636	6/15/2011	—	(13,317)
	USD	35,643,786	JPY	2,921,257,762	6/3/2011	374,245	—

						374,533	(37,626)

Deutsche Bank AG London	DKK	3,840,923	USD	731,228	5/26/2011	—	(31,257)
	EUR	1,900,000	USD	2,744,365	5/12/2011	—	(69,125)
	EUR	512,000	CHF	658,816	6/15/2011	4,376	—
	EUR	516,000	JPY	61,507,200	6/15/2011	—	(4,968)
	EUR	423,144	USD	573,085	6/15/2011	—	(52,918)
	NOK	4,090,000	JPY	59,777,804	6/15/2011	—	(40,511)
	NZD	1,033,552	EUR	527,000	6/15/2011	—	(54,342)
	USD	729,775	EUR	524,000	6/15/2011	45,436	—
	USD	581,704	NZD	794,026	6/15/2011	59,009	—

						108,821	(253,121)

HSBC Bank PLC	AUD	431,000	NZD	578,380	6/15/2011	—	(3,154)
	AUD	1,560,000	USD	1,583,060	6/15/2011	—	(117,589)
	CHF	671,844	EUR	512,000	6/15/2011	—	(19,441)
	CHF	669,014	GBP	454,000	6/15/2011	—	(15,693)
	EUR	516,000	CAD	709,025	6/15/2011	—	(14,755)
	EUR	514,000	GBP	454,908	6/15/2011	—	(967)
	EUR	515,000	JPY	61,446,195	6/15/2011	—	(4,241)
	EUR	754,000	SEK	6,691,543	6/15/2011	—	(10,564)
	EUR	861,000	USD	1,193,129	6/15/2011	—	(80,643)
	GBP	447,638	EUR	521,000	6/15/2011	23,460	—
	GBP	208,000	JPY	28,746,120	6/15/2011	7,203	—
	GBP	641,211	USD	1,025,467	6/15/2011	—	(45,008)
	JPY	31,046,744	NZD	472,000	6/15/2011	—	(1,953)
	JPY	62,075,057	SEK	4,617,000	6/15/2011	—	(3,047)
	JPY	91,422,640	USD	1,109,000	6/15/2011	—	(18,276)
	NOK	4,746,000	JPY	68,900,432	6/15/2011	—	(52,745)
	NOK	4,201,836	USD	739,000	6/15/2011	—	(59,857)
	NZD	700,819	EUR	368,000	6/15/2011	—	(21,080)
	SEK	7,076,475	EUR	786,000	6/15/2011	—	(5,655)
	SEK	11,512,956	USD	1,823,000	6/15/2011	—	(78,026)
	USD	226,901	SEK	1,434,909	5/24/2011	10,309	—
	USD	749,584	EUR	521,000	6/15/2011	21,189	—
	USD	517,301	GBP	316,000	6/15/2011	10,247	—
	USD	725,000	JPY	60,088,435	6/15/2011	15,913	—
	USD	1,496,000	NOK	8,169,089	6/15/2011	57,114	—

						145,435	(552,694)

JPMorgan Chase Bank N.A.	CAD	493,518	USD	516,000	6/15/2011	—	(5,078)
	EUR	22,920,451	USD	32,306,493	5/12/2011	—	(1,633,747)
	EUR	521,000	CHF	674,627	6/15/2011	9,345	—
	EUR	1,040,000	USD	1,459,926	6/15/2011	—	(78,661)
	GBP	4,323,708	USD	6,952,363	5/16/2011	—	(268,657)
	GBP	322,157	EUR	366,000	6/15/2011	3,637	—
	JPY	30,929,067	AUD	351,000	6/15/2011	1,279	—
	NOK	3,775,903	EUR	481,583	6/15/2011	—	(5,420)
	USD	355,232	AUD	355,001	6/15/2011	31,776	—
	USD	3,505,161	EUR	2,504,000	6/15/2011	199,281	—
	USD	746,723	GBP	455,000	6/15/2011	12,880	—
	USD	406,000	JPY	33,492,970	6/15/2011	6,981	—

						265,179	(1,991,563)

Morgan Stanley and Co. International	EUR	514,000	GBP	456,586	6/15/2011	1,835	—
	NZD	645,000	USD	470,134	6/15/2011	—	(50,327)
	USD	732,128	AUD	728,000	6/15/2011	61,509	—
	USD	2,115,164	NZD	2,805,890	6/15/2011	148,955	—

						212,299	(50,327)

Royal Bank of Canada	CAD	2,478,218	EUR	1,787,000	6/15/2011	27,093	—
	CAD	1,943,780	USD	2,005,000	6/15/2011	—	(47,328)
	CHF	331,238	EUR	260,000	6/15/2011	1,613	—
	EUR	767,000	CAD	1,050,693	6/15/2011	—	(25,339)
	EUR	1,029,000	USD	1,492,492	6/15/2011	—	(29,820)
	GBP	128,000	CAD	201,922	6/15/2011	—	(493)
	USD	746,641	EUR	513,000	6/15/2011	12,297	—

						41,003	(102,980)

Royal Bank of Scotland PLC	AUD	1,148,116	USD	1,185,860	5/20/2011	—	(69,896)
	EUR	515,000	CHF	664,284	6/15/2011	6,261	—
	EUR	345,000	SEK	3,066,377	6/15/2011	—	(4,075)
	EUR	520,000	USD	746,450	6/15/2011	—	(22,844)
	JPY	61,829,990	USD	732,000	6/15/2011	—	(30,387)
	USD	3,136,613	CAD	3,102,581	6/15/2011	139,229	—
	USD	2,902,332	EUR	2,046,000	6/15/2011	124,541	—
	USD	739,000	NOK	4,123,343	6/15/2011	44,934	—

						314,965	(127,202)

State Street Bank London	USD	1,473,000	JPY	117,907,758	6/15/2011	—	(19,153)

UBS AG London	AUD	739,000	USD	722,151	6/15/2011	—	(83,478)
	CAD	336,000	JPY	27,842,640	6/15/2011	—	(11,453)
	CHF	554,821	CAD	591,488	6/15/2011	—	(17,059)
	CHF	1,308,612	EUR	1,009,000	6/15/2011	—	(20,513)
	CHF	2,893,470	USD	3,067,290	6/15/2011	—	(278,628)
	EUR	1,828,000	CHF	2,328,602	6/15/2011	—	(11,639)
	EUR	1,045,000	GBP	896,620	6/15/2011	—	(49,113)
	EUR	563,000	USD	831,906	6/15/2011	—	(1,002)
	GBP	460,518	EUR	526,000	6/15/2011	9,354	—
	JPY	43,752,997	USD	519,000	6/15/2011	—	(20,491)
	NZD	451,000	JPY	29,867,926	6/15/2011	4,363	—
	USD	3,634,000	CHF	3,333,391	6/15/2011	220,628	—
	USD	729,865	EUR	519,000	6/15/2011	37,949	—
	USD	1,063,703	GBP	657,000	6/15/2011	33,131	—
	USD	555,000	JPY	45,511,665	6/15/2011	6,176	—

						311,601	(493,376)

Westpac Banking Corp.	AUD	710,000	NZD	946,324	6/15/2011	—	(10,410)
	AUD	385,000	USD	384,255	6/15/2011	—	(35,457)
	EUR	525,000	NZD	993,185	6/15/2011	24,727	—
	JPY	61,549,364	EUR	526,000	6/15/2011	19,243	—
	NOK	3,847,626	USD	708,000	6/15/2011	—	(23,514)
	NZD	946,472	AUD	704,000	6/15/2011	3,749	—
	NZD	441,000	JPY	26,119,989	6/15/2011	—	(33,781)
	NZD	1,829,000	USD	1,351,592	6/15/2011	—	(124,259)
	USD	6,802,500	EUR	4,754,001	5/12/2011	237,149	—
	USD	3,187,456	AUD	3,170,305	6/15/2011	268,684	—
	USD	438,000	CHF	407,436	6/15/2011	33,147	—
	USD	4,422,793	EUR	3,101,000	6/15/2011	164,857	—
	USD	2,172,739	NZD	2,923,000	6/15/2011	185,878	—
						—	—

						937,434	(227,421)

						$3,153,320	$(4,631,540)

AUD-Australian Dollar
CAD-Canada Dollar
CHF-Swiss Franc
DKK — Danish Krone
EUR — Euro Dollar
GBP — British Pound
JPY — Japanese Yen
MYR — Malaysian Ringgit
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar
Interest Rate Swap Contracts #

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made	Gross
	Amount		Termination	received by	made by the	(Received) by	Unrealized
Swap Counterparty	(000’s)		Date	the Portfolio	Portfolio	the Portfolio	Appreciation

Bank of America N.A.	USD	6,180	11/5/2014	3 month LIBOR	1.620%	$—	$76,338
	USD	12,510	11/5/2014	3 month LIBOR	1.640%	—	149,688
	USD	1,450	11/5/2022	3 month LIBOR	3.560%	—	65,444
	USD	2,920	11/5/2022	3 month LIBOR	3.580%	—	126,964
Barclays Bank	EUR	1,930	6/15/2013	6 month EURO	1.750%	4,516	33,138
	GBP	7,320	7/25/2021	3.930%	6 month BP	—	203,485
	EUR	410	5/12/2040	6 month EURO	3.940%	—	10,478
	EUR	1,540	5/14/2040	6 month EURO	4.055%	—	3,622
Citibank N.A.	EUR	470	4/23/2020	6 month EURO	3.850%	2,732	3,123
	EUR	1,100	4/23/2020	6 month EURO	3.850%	5,465	8,238
Credit Suisse First Boston International (London)	GBP	375	2/8/2016	3.168%	6 month BP	—	13,277
	GBP	350	2/15/2016	3.210%	6 month BP	—	13,400
	GBP	690	2/16/2016	3.201%	6 month BP	—	25,934
	GBP	770	2/18/2016	3.124%	6 month BP	—	24,341
	EUR	37,800	4/18/2016	3.690%	6 month EURO	—	263,646
	USD	1,340	6/15/2016	1.750%	3 month LIBOR	(41,248)	9,476
	USD	7,390	6/15/2016	1.750%	3 month LIBOR	(231,100)	55,884
	JPY	1,241,000	6/15/2016	0.500%	6 month JYOR	(126,920)	52,617
	EUR	1,500	4/23/2020	6 month EURO	3.850%	11,126	7,560
	EUR	1,510	4/23/2020	6 month EURO	3.850%	17,528	1,282
	EUR	3,070	4/23/2020	6 month EURO	3.850%	30,845	7,398
	EUR	4,460	4/23/2020	6 month EURO	3.850%	47,812	7,746
	EUR	400	8/6/2040	6 month EURO	3.630%	—	34,800
Deutsche Bank AG	USD	6,440	11/5/2014	3 month LIBOR	1.650%	—	75,812
	USD	12,880	11/5/2014	3 month LIBOR	1.610%	—	161,591
	EUR	9,200	6/15/2016	6 month EURO	2.250%	232,565	292,088
	USD	1,500	11/5/2022	3 month LIBOR	3.570%	—	66,461
	USD	3,000	11/5/2022	3 month LIBOR	3.500%	—	150,275
JP Morgan Chase Bank N.A.	EUR	380	8/7/2040	6 month EURO	3.542%	—	39,722
	EUR	750	8/10/2040	6 month EURO	3.417%	—	97,152
	USD	540	6/15/2041	3.750%	3 month LIBOR	(76,671)	34,468
Royal Bank of Canada	CAD	2,580	11/3/2015	3 month CDOR	2.140%	—	54,759
	CAD	3,910	11/4/2015	3 month CDOR	2.115%	—	87,621
	GBP	350	2/9/2016	3.195%	6 month BP	—	13,099
	GBP	350	2/10/2016	3.180%	6 month BP	—	12,685
UBS AG	JPY	1,667,000	2/6/2013	0.466%	6 month JYOR	—	18,895
	JPY	240,000	2/6/2019	1.133%	6 month JYOR	—	26,531

							$2,329,038

				Rates Exchanged
						Upfront
	Notional			Payments	Payments	Payments made	Gross
	Amount		Termination	received by	made by the	(Received) by	Unrealized
Swap Counterparty	(000’s)		Date	the Portfolio	Portfolio	the Portfolio	(Depreciation)

Bank of America N.A.	USD	5,190	11/5/2017	2.740%	3 month LIBOR	$—	$(145,681)
	USD	10,510	11/5/2017	2.760%	3 month LIBOR	—	(285,353)
Barclays Bank	GBP	4,290	7/25/2016	6 month BP	3.100%	—	(60,645)
	GBP	3,720	7/25/2026	6 month BP	4.220%	—	(146,010)
	EUR	1,830	4/23/2040	6 month EURO	4.085%	—	(6,683)
BNP Paribas	EUR	68,750	3/21/2012	1.755%	3 month EURO	—	(70,978)
Citibank N.A.	EUR	2,280	11/5/2015	2.096%	6 month EURO	—	(120,842)
	EUR	1,975	4/23/2020	6 month EURO	3.850%	37,457	(12,854)
	EUR	4,125	4/23/2020	6 month EURO	3.850%	78,513	(27,128)
	EUR	140	4/23/2040	3.600%	6 month EURO	(4,545)	(8,688)
	EUR	330	4/23/2040	3.600%	6 month EURO	(11,038)	(20,152)
	EUR	625	4/23/2040	3.600%	6 month EURO	(56,698)	(2,374)
	EUR	1,275	4/23/2040	3.600%	6 month EURO	(116,103)	(4,404)
	EUR	1,850	4/23/2040	6 month EURO	4.119%	—	(19,488)
Credit Suisse First Boston International (London)	EUR	54,200	4/18/2014	6 month EURO	3.370%	—	(119,453)
	GBP	1,100	6/15/2016	6 month BP	2.500%	36,578	(6,759)
	GBP	6,110	6/15/2016	6 month BP	2.500%	211,024	(45,392)
	USD	8,670	6/15/2016	3 month LIBOR	1.750%	207,950	(2,385)
	EUR	8,700	4/18/2020	6 month EURO	4.050%	—	(154,374)
	EUR	4,370	4/23/2020	6 month EURO	3.850%	57,346	(2,909)
	EUR	22,580	4/23/2020	3.850%	6 month EURO	(250,556)	(30,721)
	EUR	460	4/23/2040	3.600%	6 month EURO	(33,812)	(9,665)
	EUR	940	4/23/2040	3.600%	6 month EURO	(64,700)	(24,145)
	EUR	1,320	4/23/2040	3.600%	6 month EURO	(84,937)	(41,109)
	EUR	1,390	4/23/2040	3.600%	6 month EURO	(98,410)	(32,966)
	EUR	810	6/15/2041	3.000%	6 month EURO	(82,753)	(86,298)
Deutsche Bank AG	NZD	1,450	2/14/2016	3 month ZDOR	4.688%	—	(9,138)
	NZD	2,080	2/18/2016	3 month ZDOR	4.700%	—	(13,750)
	NZD	1,700	2/22/2016	3 month ZDOR	4.683%	—	(9,993)
	USD	5,410	11/5/2017	2.763%	3 month LIBOR	—	(146,264)
	USD	10,820	11/5/2017	2.707%	3 month LIBOR	—	(320,071)
JP Morgan Chase Bank N.A.	EUR	1,340	8/10/2040	2.920%	6 month EURO	—	(306,786)
Royal Bank of Canada	EUR	3,440	11/8/2015	2.118%	6 month EURO	—	(176,314)
UBS AG	JPY	1,108,000	2/6/2015	6 month JYOR	0.628%	—	(56,094)
	NZD	750	2/11/2016	3 month ZDOR	4.635%	—	(3,453)

							$(2,529,319)

Total						$(298,034)	$(200,281)

Credit Default Swaps on Credit Indicies — Sell Protection#(1)

				Implied Credit			Upfront
				Spread at			Premiums	Unrealized
	Fixed Deal	Termination		April 30,	Notional	Value at April 30,	Paid/	Appreciation/
Reference Obligation	Receive Rate	Date	Counterparty	2011(2)	Amount(3)	2011(4)	(Received)	(Depreciation)

CDX North American Investment Grade Index	1.000%	6/20/2016	Morgan Stanley & Co. International PLC	0.8975%	$9,700,000	$57,380	32,060	25,320

#	Illiquid security

(1)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

BP — British Pound Offered Rate
CDOR — Canadian Dollar Offered Rate
EURO — Euro Offered Rate
JYOR — Japanese Yen Offered Rate
LIBOR — London Interbank Offered Rate
ZDOR — New Zealand Dollar Offered Rate

Industry Allocation*
Sovereign	47.6%
Banks-Commercial	9.6
Banks-Special Purpose	9.0
Diversified Financial Services	7.6
Banks-Mortgage	4.0
Sovereign Agency	3.8
U.S. Government Treasuries	3.3
United States Treasury Bonds	3.1
Time Deposits	2.2
SupraNational Banks	2.0
Banks-Money Center	1.1
Diversified Banking Institutions	0.9
Federal National Mtg. Assoc.	0.8
Electric-Integrated	0.6
Oil Companies-Integrated	0.6
Food-Misc.	0.5
Finance-Leasing Companies	0.4
Oil-Field Services	0.4
Finance-Other Services	0.4
Finance-Consumer Loans	0.3
Electric-Distribution	0.3
Telephone-Integrated	0.2
Transport-Services	0.2
Special Purpose Entities	0.2
Computers	0.2
Medical-Drugs	0.2
Finance-Investment Banker/Broker	0.1
Cable TV	0.1

99.7%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Asset Backed Securities	$—	$20,320,210	$—	$20,320,210
Corporate Bonds & Notes	—	108,143,808	—	108,143,808
Government Agencies	—	97,754,101	541,097	98,295,198
Government Treasuries	—	60,901,611	—	60,901,611
Foreign Debt Obligations	—	1,602,067	—	1,602,067
Short-Term Investment Securities:
Time Deposit	—	6,854,000	—	6,854,000
U.S. Government Treasuries	—	9,999,169	—	9,999,169
Other Financial Instruments:@
Open Futures Contracts-Appreciation	583,054	—	—	583,054
Open Forward Foreign Currency
Contracts-Appreciation	—	3,153,320	—	3,153,320
Interest Rate Swap Contracts-Appreciation	—	2,329,038	—	2,329,038
Credit Default Swaps on Credit Indices-Sell
Protection Appreciation	—	25,320	—	25,320

Total	$583,054	$311,082,644	$541,097	$312,206,795

LIABILITIES:
Other Financial Instruments:@
Open Futures Contracts-Depreciation	382,653	—	—	382,653
Open Forward Foreign Currency
Contracts-Depreciation	—	4,631,540	—	4,631,540
Interest Rate Swap Contracts-Depreciation	—	2,529,319	—	2,529,319

Total	$382,653	$7,160,859	$—	$7,543,512

@    Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

Government
Agencies
Balance as of 1/31/2011	$—
Accrued discounts	—
Accrued premiums	—
Realized gain	—
Realized loss	—
Change in unrealized appreciation(1)	3,478
Change in unrealized depreciation(1)	—
Net purchases	537,619
Net sales	—
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 4/30/2011	$541,097

(1)	The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at April 30, 2011 includes:

Government
Agencies
$3,478

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
HIGH-YIELD BOND PORTFOLIO
Portfolio of Investments — April 30, 2011 —
(unaudited)

U.S. Corporate Bonds & Notes — 85.6%	Shares/ Principal	Value
	Amount	(Note 1)

ADVANCED MATERIALS — 0.4%
Polymer Group, Inc. Senior Sec. Notes 7.75% due 02/01/19*	$1,225,000	$1,274,000

ADVERTISING SERVICES — 0.8%
Checkout Holding Corp. Senior Notes zero coupon due 11/15/15*	1,505,000	985,775
Visant Corp. Company Guar. Notes 10.00% due 10/01/17	1,350,000	1,458,000

		2,443,775

AEROSPACE/DEFENSE — 0.3%
Spirit Aerosystems, Inc. Company Guar. Notes 7.50% due 10/01/17	930,000	1,009,050

AIRLINES — 0.5%
Delta Air Lines, Inc. Senior Sec. Notes 9.50% due 09/15/14*	1,397,000	1,498,283

APPLICATIONS SOFTWARE — 0.1%
SS&C Technologies, Inc. Company Guar. Notes 11.75% due 12/01/13	252,000	260,820

AUTO-HEAVY DUTY TRUCKS — 0.5%
Navistar International Corp. Company Guar. Notes 8.25% due 11/01/21	1,425,000	1,588,875

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 1.5%
Cooper-Standard Automotive, Inc. Company Guar. Notes 8.50% due 05/01/18	1,380,000	1,483,500
Dana Holding Corp. Senior Notes 6.50% due 02/15/19	125,000	125,937
Dana Holding Corp. Senior Notes 6.75% due 02/15/21	1,300,000	1,311,375
Lear Corp. Company Guar. Notes 8.13% due 03/15/20	1,550,000	1,720,500

		4,641,312

AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT — 0.0%
Exide Corp. Escrow Notes 10.00% due 03/15/25†(1)(3)	1,975,000	0

BANKS-MONEY CENTER — 0.5%
Dresdner Funding Trust I Jr. Sub. Bonds 8.15% due 06/30/31*	1,600,000	1,568,000

BROADCAST SERVICES/PROGRAM — 1.4%
Clear Channel Communications, Inc. Company Guar. Notes 9.00% due 03/01/21*	1,600,000	1,628,000
Clear Channel Communications, Inc. Company Guar. Notes 10.75% due 08/01/16	1,085,000	1,055,163
Fisher Communications, Inc. Company Guar. Notes 8.63% due 09/15/14	106,000	108,650
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. Sec. Notes 8.88% due 04/15/17	1,351,000	1,475,967

		4,267,780

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.4%
Building Materials Corp of America Senior Notes 6.75% due 05/01/21*	650,000	658,938
Euramax International, Inc. Senior Sec. Notes 9.50% due 04/01/16*	425,000	442,000

		1,100,938

BUILDING PRODUCTS-CEMENT — 0.5%
Cemex Finance LLC Senior Sec. Notes 9.50% due 12/14/16	1,375,000	1,462,540

BUILDING-HEAVY CONSTRUCTION — 0.5%
New Enterprise Stone & Lime Co. Senior Notes 11.00% due 09/01/18*	1,358,000	1,363,093

BUILDING-RESIDENTIAL/COMMERCIAL — 1.5%
Beazer Homes USA, Inc. Senior Notes 9.13% due 05/15/19*	1,000,000	997,500
K. Hovnanian Enterprises, Inc. Senior Sec. Notes 10.63% due 10/15/16	900,000	958,500
KB Home Company Guar. Notes 9.10% due 09/15/17	875,000	925,312
M/I Homes, Inc. Company Guar. Notes 8.63% due 11/15/18*	943,000	938,285
Standard Pacific Corp. Company Guar. Notes 8.38% due 05/15/18*	825,000	853,875

		4,673,472

CABLE/SATELLITE TV — 2.0%
CSC Holdings LLC Senior Notes 8.63% due 02/15/19	2,600,000	2,996,500
Echostar DBS Corp. Company Guar. Notes 7.75% due 05/31/15	1,332,000	1,451,880
Insight Communications Co., Inc. Senior Notes 9.38% due 07/15/18*	1,350,000	1,508,625

		5,957,005

CAPACITORS — 0.5%
Kemet Corp. Senior Sec. Notes 10.50% due 05/01/18	1,250,000	1,415,625

CASINO HOTELS — 3.0%
CityCenter Holdings LLC/CityCenter Finance Corp. Sec. Notes 10.75% due 01/15/17*(7)	$1,775,000	$1,868,187
Eldorado Casino Corp. (Shreveport) Sec. Notes 10.00% due 08/01/12(1)(6)	2,046,934	1,965,057
Eldorado Resorts LLC Senior Notes 9.00% due 04/15/14(1)(3)	3,250,000	2,922,725
Harrah’s Operating Co., Inc. Senior Sec. Notes 11.25% due 06/01/17	1,020,000	1,162,800
MGM Mirage, Inc. Senior Sec. Notes 11.13% due 11/15/17	145,000	168,563
Turning Stone Resort Casino Enterprise Senior Notes 9.13% due 09/15/14*	1,022,000	1,055,215

		9,142,547

CASINO SERVICES — 0.3%
Chukchansi Economic Development Authority Senior Notes 8.00% due 11/15/13*	1,095,000	876,000

CELLULAR TELECOM — 2.3%
Cricket Communications, Inc. Company Guar. Notes 7.75% due 10/15/20	1,750,000	1,787,188
Nextel Communications, Inc. Company Guar. Notes 7.38% due 08/01/15	3,415,000	3,440,612
NII Capital Corp. Company Guar. Notes 7.63% due 04/01/21	1,650,000	1,744,875

		6,972,675

CHEMICALS-PLASTICS — 1.1%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC Senior Sec. Notes 8.88% due 02/01/18	3,000,000	3,255,000

COAL — 2.6%
Consol Energy, Inc. Company Guar. Notes 8.00% due 04/01/17	375,000	414,375
Consol Energy, Inc. Company Guar. Notes 8.25% due 04/01/20	350,000	390,250
Foresight Energy LLC/Foresight Energy Corp. Company Guar. Notes 9.63% due 08/15/17*	1,625,000	1,759,062
James River Escrow, Inc. Senior Notes 7.88% due 04/01/19*	1,625,000	1,702,188
Patriot Coal Corp. Company Guar. Notes 8.25% due 04/30/18	2,242,000	2,412,952
Xinergy Corp. Senior Sec. Notes 9.25% due 05/15/19*	1,025,000	1,025,000

		7,703,827

COMMERCIAL SERVICES — 1.0%
Ceridian Corp. Company Guar. Notes 11.25% due 11/15/15	2,790,000	2,901,600

COMPUTER SERVICES — 0.6%
Compucom Systems, Inc. Senior Sub. Notes 12.50% due 10/01/15*	1,535,000	1,657,800

COMPUTERS-MEMORY DEVICES — 0.3%
Spansion LLC Company Guar. Notes 7.88% due 11/15/17*	1,040,000	1,050,400

CONSULTING SERVICES — 0.6%
FTI Consulting, Inc. Company Guar. Notes 6.75% due 10/01/20*	1,750,000	1,785,000

CONSUMER PRODUCTS-MISC. — 1.0%
American Achievement Corp. Senior Sec. Notes 10.88% due 04/15/16*	1,430,000	1,415,700
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 9.00% due 04/15/19*	1,547,000	1,630,151

		3,045,851

CONTAINERS-METAL/GLASS — 1.1%
Ball Corp. Company Guar. Notes 7.38% due 09/01/19	900,000	975,375
Crown Americas LLC/Crown Americas Capital Corp. III Senior Notes 6.25% due 02/01/21*	1,150,000	1,181,625
Crown Cork & Seal Co., Inc. Senior Notes 7.38% due 12/15/26	1,130,000	1,121,525

		3,278,525

CONTAINERS-PAPER/PLASTIC — 1.2%
Berry Plastics Corp. Senior Sec. Notes 8.25% due 11/15/15	650,000	692,250
Berry Plastics Corp. Senior Sec. Notes 9.50% due 05/15/18	161,000	162,006

Graphic Packaging International, Inc. Company Guar. Notes 9.50% due 06/15/17	850,000	952,000
Packaging Dynamics Corp. Senior Sec. Notes 8.75% due 02/01/16*	1,625,000	1,683,906

		3,490,162

COSMETICS & TOILETRIES — 0.4%
Revlon Consumer Products Corp. Senior Sec. Notes 9.75% due 11/15/15	1,000,000	1,090,000

DECISION SUPPORT SOFTWARE — 0.7%
PGS Solutions Company Guar. Notes 9.63% due 02/15/15	2,107,000	2,120,169

DIALYSIS CENTERS — 0.5%
DaVita, Inc. Company Guar. Notes 6.63% due 11/01/20	1,560,000	1,600,950

DISTRIBUTION/WHOLESALE — 1.4%
American Tire Distributors, Inc. Senior Sec. Notes 9.75% due 06/01/17	1,500,000	1,653,750
McJunkin Red Man Corp. Senior Sec. Notes 9.50% due 12/15/16*	2,475,000	2,543,062

		4,196,812

DIVERSIFIED BANKING INSTITUTIONS — 1.5%
Bank of America Corp. FRS Jr. Sub. Notes 8.13% due 05/15/18(5)	1,727,000	1,868,148
GMAC LLC Sub. Notes 8.00% due 12/31/18	2,275,000	2,513,875

		4,382,023

DIVERSIFIED FINANCIAL SERVICES — 0.5%
Citigroup Capital XXI FRS Company Guar. Bonds 8.30% due 12/21/57	1,350,000	1,402,650

DIVERSIFIED MANUFACTURING OPERATIONS — 0.2%
Harland Clarke Holdings Corp. Company Guar. Notes 9.50% due 05/15/15	762,000	748,665

ELECTRIC-GENERATION — 2.5%
AES Corp. Senior Notes 8.00% due 10/15/17	3,045,000	3,311,438
Edison Mission Energy Senior Notes 7.00% due 05/15/17	1,550,000	1,228,375
Edison Mission Energy Senior Notes 7.63% due 05/15/27	760,000	564,300
Homer City Funding LLC Senior Sec. Notes 8.14% due 10/01/19	445,440	403,123
Midwest Generation LLC Pass Through Certs., Series B 8.56% due 01/02/16	410,079	417,256
Reliant Energy Mid-Atlantic Power Holdings LLC Pass Through Certs., Series B 9.24% due 07/02/17	991,876	1,078,665
Sithe/Independence Funding Corp. Senior Sec. Notes 9.00% due 12/30/13	523,237	536,621

		7,539,778

ELECTRIC-INTEGRATED — 0.5%
Mirant Mid-Atlantic LLC Pass Through Certs., Series B 9.13% due 06/30/17	463,314	507,329
Southern Energy, Inc. Escrow Notes 7.90% due 07/01/09†(1)(3)	4,750,000	0
Texas Competitive Electric Holdings Co. LLC Senior Sec. Notes 11.50% due 10/01/20*	1,100,000	1,130,250

		1,637,579

ELECTRONIC COMPONENTS-MISC. — 0.7%
Jabil Circuit, Inc. Senior Notes 7.75% due 07/15/16	1,005,000	1,140,675
Jabil Circuit, Inc. Senior Notes 8.25% due 03/15/18	800,000	918,000

		2,058,675

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.4%
Freescale Semiconductor, Inc. Senior Sec. Notes 9.25% due 04/15/18*	385,000	427,350
Freescale Semiconductor, Inc. Senior Sec. Notes 10.13% due 03/15/18*	750,000	852,188

		1,279,538

ENERGY-ALTERNATE SOURCES — 0.4%
Headwaters, Inc. Senior Sec. Notes 7.63% due 04/01/19*	1,300,000	1,322,750

ENTERPRISE SOFTWARE/SERVICE — 0.1%
Mantech International Corp. Company Guar. Notes 7.25% due 04/15/18	217,000	230,020

FINANCE-INVESTMENT BANKER/BROKER — 0.4%
Oppenheimer Holdings, Inc. Senior Sec. Notes 8.75% due 04/15/18*	1,250,000	1,306,250

FINANCE-OTHER SERVICES — 0.6%
SquareTwo Financial Corp. Sec. Notes 11.63% due 04/01/17	1,770,000	1,814,250

FINANCIAL GUARANTEE INSURANCE — 1.2%
Assured Guaranty Municipal Holdings, Inc. FRS Company Guar. Notes 6.40% due 12/15/66*	4,825,000	3,739,375

FIREARMS & AMMUNITION — 0.5%
FGI Operating Co, Inc. Senior Sec. Notes 10.25% due 08/01/15	1,325,000	1,432,656

FOOD-CANNED — 0.5%
Blue Merger Sub, Inc. Company Guar. Notes 7.63% due 02/15/19*	1,575,000	1,612,406

FOOD-MEAT PRODUCTS — 0.4%
Smithfield Foods, Inc. Senior Sec. Notes 10.00% due 07/15/14	1,000,000	1,185,000

FUNERAL SERVICES & RELATED ITEMS — 0.7%
Carriage Services, Inc. Company Guar. Notes 7.88% due 01/15/15	2,185,000	2,228,700

GAMBLING (NON-HOTEL) — 0.9%
Downstream Development Authority Senior Sec. Notes 12.00% due 10/15/15*	2,136,000	2,306,880
Waterford Gaming LLC Senior Notes 8.63% due 09/15/14*	1,336,248	534,499

		2,841,379

GAS-TRANSPORTATION — 0.4%
Sabine Pass LNG LP Senior Sec. Notes 7.25% due 11/30/13	1,100,000	1,135,750

HOME FURNISHINGS — 0.5%
Norcraft Cos. LP/Norcraft Finance Corp. Senior Sec. Notes 10.50% due 12/15/15	1,380,000	1,483,500

INDEPENDENT POWER PRODUCERS — 1.9%
Calpine Corp. Senior Sec. Notes 7.88% due 07/31/20*	1,225,000	1,319,937
Calpine Corp. Escrow Notes 8.75% due 07/15/13†(1)(3)	5,150,000	0
GenOn Energy, Inc. Senior Notes 9.50% due 10/15/18*	1,100,000	1,174,250
NGC Corp. Capital Trust I Company Guar. Bonds 8.32% due 06/01/27	1,475,000	811,250
NRG Energy, Inc. Company Guar. Notes 7.63% due 01/15/18*	1,950,000	2,047,500
NRG Energy, Inc. Company Guar. Notes 8.25% due 09/01/20	410,000	431,525

		5,784,462

INSURANCE-MULTI-LINE — 0.8%
Hartford Financial Services Group, Inc. FRS Jr. Sub. Debentures 8.13% due 06/15/38	2,125,000	2,382,656

INSURANCE-MUTUAL — 0.5%
Liberty Mutual Group, Inc. FRS Company Guar. Notes 10.75% due 06/15/58*	1,140,000	1,550,400

INVESTMENT COMPANIES — 0.3%
Fox Acquisition Sub LLC Senior Notes 13.38% due 07/15/16*	807,000	899,805

MACHINERY-FARMING — 0.4%
Case New Holland, Inc. Senior Notes 7.88% due 12/01/17*	1,025,000	1,145,438

MARINE SERVICES — 0.6%
Great Lakes Dredge & Dock Corp. Company Guar. Notes 7.38% due 02/01/19*	1,725,000	1,763,812

MEDICAL INSTRUMENTS — 0.6%
Accellent, Inc. Senior Sec. Notes 8.38% due 02/01/17	1,775,000	1,901,469

MEDICAL-HOSPITALS — 4.1%
Capella Healthcare, Inc. Company Guar. Notes 9.25% due 07/01/17*	1,825,000	1,966,437
HCA, Inc. Senior Notes 7.50% due 11/15/95	2,475,000	2,032,594
HCA, Inc. Senior Sec. Notes 8.50% due 04/15/19	3,150,000	3,496,500
Select Medical Corp. Company Guar. Notes 7.63% due 02/01/15	1,975,000	2,026,844
Tenet Healthcare Corp. Senior Notes 9.25% due 02/01/15	2,625,000	2,874,375

		12,396,750

MOTION PICTURES & SERVICES — 0.2%
NAI Entertainment Holdings LLC Senior Sec. Notes 8.25% due 12/15/17*	625,000	675,000

MRI/MEDICAL DIAGNOSTIC IMAGING — 0.7%
Radnet Management, Inc. Company Guar. Notes 10.38% due 04/01/18	1,925,000	1,977,937

MULTIMEDIA — 0.0%
Haights Cross Operating Co. FRS Bonds 16.00% due 03/15/14†(1)(3)	475,504	127,792

MUSIC — 0.6%
WMG Acquisition Corp. Senior Sec. Notes 9.50% due 06/15/16	1,625,000	1,730,625

NON-FERROUS METALS — 0.0%
Renco Metals, Inc. Bonds 11.50% due 07/01/03†(1)(3)(8)(9)	600,000	0

NON-HAZARDOUS WASTE DISPOSAL — 0.9%
Casella Waste Systems, Inc. Company Guar. Notes 7.75% due 02/15/19*	1,585,000	1,620,663
Casella Waste Systems, Inc. Senior Sec. Notes 11.00% due 07/15/14	875,000	992,031

		2,612,694

OFFICE AUTOMATION & EQUIPMENT — 0.9%
CDW LLC/CDW Finance Corp. Company Guar. Notes 8.50% due 04/01/19*	2,000,000	2,017,812
CDW LLC/CDW Finance Corp. Company Guar. Notes 11.00% due 10/12/15	618,000	672,848

		2,690,660

OIL COMPANIES-EXPLORATION & PRODUCTION — 6.0%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. Senior Notes 9.63% due 10/15/18*	1,135,000	1,163,375
Carrizo Oil & Gas, Inc. Company Guar. Notes 8.63% due 10/15/18*	1,175,000	1,254,313
Chaparral Energy, Inc. Company Guar. Notes 8.25% due 09/01/21*	2,025,000	2,141,437
Chesapeake Energy Corp. Company Guar. Notes 6.63% due 08/15/20	2,250,000	2,424,375
Chesapeake Energy Corp. Senior Notes 9.50% due 02/15/15	375,000	451,406
Denbury Resources, Inc. Company Guar. Notes 6.38% due 08/15/21	592,000	609,760
Encore Acquisition Co. Company Guar. Notes 9.50% due 05/01/16	600,000	676,500
EV Energy Partners LP / EV Energy Finance Corp. Company Guar. Notes 8.00% due 04/15/19*	1,080,000	1,115,100
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.63% due 04/15/21*	680,000	714,000
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 7.75% due 11/01/15*	1,010,000	1,046,613
Linn Energy LLC/Linn Energy Finance Corp. Company Guar. Notes 7.75% due 02/01/21*	400,000	428,500
Linn Energy LLC/Linn Energy Finance Corp. Senior Notes 8.63% due 04/15/20	1,040,000	1,149,200
Pioneer Natural Resources Co. Senior Notes 7.50% due 01/15/20	811,000	919,020
Plains Exploration & Production Co. Company Guar. Notes 7.63% due 04/01/20	400,000	429,000
Plains Exploration & Production Co. Company Guar. Notes 10.00% due 03/01/16	650,000	734,500
QEP Resources, Inc. Senior Notes 6.88% due 03/01/21	975,000	1,050,563
Range Resources Corp. Company Guar. Notes 6.75% due 08/01/20	130,000	139,100
SandRidge Energy, Inc. Company Guar. Notes 7.50% due 03/15/21*	1,365,000	1,436,662
W&T Offshore, Inc. Company Guar. Notes 8.25% due 06/15/14*	155,000	161,200

		18,044,624

OIL FIELD MACHINERY & EQUIPMENT — 0.4%
Dresser-Rand Group, Inc. Company Guar. Notes 6.50% due 05/01/21*	1,040,000	1,068,600

OIL REFINING & MARKETING — 0.5%
Western Refining, Inc. Senior Sec. Notes 11.25% due 06/15/17*	1,310,000	1,490,125

OIL-FIELD SERVICES — 1.1%
Basic Energy Services, Inc. Company Guar. Notes 7.75% due 02/15/19*	280,000	294,000

Exterran Holdings, Inc. Company Guar. Notes 7.25% due 12/01/18*	915,000	951,600
Helix Energy Solutions Group, Inc. Company Guar. Notes 9.50% due 01/15/16*	1,000,000	1,060,000
Key Energy Services, Inc. Company Guar. Notes 6.75% due 03/01/21	835,000	857,962
SESI LLC Company Guar. Notes 6.38% due 05/01/19*	215,000	217,150

		3,380,712

PAPER & RELATED PRODUCTS — 1.6%
Caraustar Industries, Inc. Senior Sec. Notes 10.00% due 08/15/14(1)(7)	1,307,303	1,235,401
Georgia-Pacific LLC Senior Notes 7.75% due 11/15/29	304,000	336,680
Mercer International, Inc. Company Guar. Notes 9.50% due 12/01/17	665,000	729,838
Verso Paper Holdings LLC/Verso Paper, Inc. Sec. Notes 8.75% due 02/01/19*	100,000	103,250
Verso Paper Holdings LLC/Verso Paper, Inc. Senior Sec. Notes 11.50% due 07/01/14	540,000	588,600
Westvaco Corp. Company Guar. Notes 8.20% due 01/15/30	1,763,000	1,900,276

		4,894,045

PIPELINES — 2.5%
Copano Energy LLC/Copano Energy Finance Corp. Company Guar. Notes 7.75% due 06/01/18	1,120,000	1,184,400
Energy Transfer Equity LP Company Guar. Notes 7.50% due 10/15/20	1,425,000	1,560,375
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 7.88% due 12/15/18*	1,515,000	1,537,725
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 6.50% due 08/15/21	855,000	863,550
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 6.75% due 11/01/20	475,000	490,437
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. Company Guar. Notes 8.75% due 04/15/18	255,000	281,138
Regency Energy Partners LP/Regency Energy Finance Corp. Company Guar. Notes 6.88% due 12/01/18	850,000	907,375
Southern Star Central Corp. Senior Notes 6.75% due 03/01/16	775,000	791,469

		7,616,469

PRINTING-COMMERCIAL — 0.4%
Valassis Communications, Inc. Company Guar. Notes 6.63% due 02/01/21*	1,075,000	1,066,938

PRIVATE CORRECTIONS — 0.4%
Geo Group, Inc. Company Guar. Notes 6.63% due 02/15/21*	1,200,000	1,197,000

PUBLISHING-BOOKS — 0.2%
TL Acquisitions, Inc. Senior Notes 10.50% due 01/15/15*	550,000	565,125

RADIO — 0.1%
Cumulus Media, Inc. Senior Notes 7.75% due 05/01/19*	175,000	175,000

REAL ESTATE INVESTMENT TRUSTS — 0.9%
DuPont Fabros Technology LP Company Guar. Notes 8.50% due 12/15/17	645,000	712,725
Sabra Health Care LP / Sabra Capital Corp. Company Guar. Notes 8.13% due 11/01/18	2,050,000	2,147,375

		2,860,100

REAL ESTATE MANAGEMENT/SERVICES — 0.6%
Kennedy-Wilson, Inc. Company Guar. Notes 8.75% due 04/01/19*	1,750,000	1,789,375

REAL ESTATE OPERATIONS & DEVELOPMENT — 0.6%
First Industrial LP Senior Notes 5.75% due 01/15/16	1,825,000	1,791,363

RECYCLING — 0.0%
Aleris International, Inc. Escrow Notes 9.00% due 12/15/14†(1)(3)	3,385,000	339

RENTAL AUTO/EQUIPMENT — 1.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. Company Guar. Notes 9.63% due 03/15/18	1,200,000	1,332,000

RSC Equipment Rental, Inc./RSC Holdings III LLC Company Guar. Notes 8.25% due 02/01/21	1,400,000	1,477,000
RSC Equipment Rental, Inc./RSC Holdings III LLC Senior Notes 9.50% due 12/01/14	1,026,000	1,074,735
United Rentals North America, Inc. Company Guar. Notes 8.38% due 09/15/20	1,350,000	1,437,750

		5,321,485

RETAIL-APPAREL/SHOE — 0.6%
Limited Brands, Inc. Company Guar. Notes 6.63% due 04/01/21	615,000	636,525
Limited Brands, Inc. Senior Notes 6.95% due 03/01/33	447,000	414,592
Limited Brands, Inc. Company Guar. Notes 7.00% due 05/01/20	125,000	132,500
Limited Brands, Inc. Company Guar. Notes 8.50% due 06/15/19	416,000	479,440

		1,663,057

RETAIL-DRUG STORE — 0.5%
Rite Aid Corp. Senior Sec. Notes 10.25% due 10/15/19	700,000	777,000
Rite Aid Corp. Senior Sec. Notes 10.38% due 07/15/16	650,000	708,500

		1,485,500

RETAIL-JEWELRY — 0.5%
Claire’s Stores, Inc. Senior Sec. Notes 8.88% due 03/15/19*	1,675,000	1,628,938

RETAIL-PROPANE DISTRIBUTION — 0.5%
Ferrellgas LP/Ferrellgas Finance Corp. Senior Notes 6.50% due 05/01/21*	625,000	612,500
Inergy LP/Inergy Finance Corp. Senior Notes 6.88% due 08/01/21*	420,000	445,200
Inergy LP/Inergy Finance Corp. Company Guar. Notes 7.00% due 10/01/18*	323,000	340,765

		1,398,465

RETAIL-REGIONAL DEPARTMENT STORES — 0.7%
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.65% due 07/15/24	650,000	667,875
Macy’s Retail Holdings, Inc. Company Guar. Notes 6.90% due 04/01/29	1,418,000	1,441,042

		2,108,917

RETAIL-RESTAURANTS — 0.9%
Dave & Buster’s, Inc. Company Guar. Notes 11.00% due 06/01/18	375,000	409,688
DineEquity, Inc. Senior Notes 9.50% due 10/30/18*	790,000	863,075
Landry’s Restaurants, Inc. Senior Sec. Notes 11.63% due 12/01/15	775,000	838,937
Wendy’s/Arby’s Restaurants LLC Company Guar. Notes 10.00% due 07/15/16	650,000	721,500

		2,833,200

RETAIL-TOY STORES — 0.7%
Toys R Us Property Co. II LLC Senior Sec. Notes 8.50% due 12/01/17	2,000,000	2,150,000

RUBBER/PLASTIC PRODUCTS — 0.0%
Venture Holdings Co. LLC Company Guar. Notes 11.00% due 06/01/07†(1)(3)(8)(9)	750,000	0

SEISMIC DATA COLLECTION — 0.3%
Geokinetics Holdings USA, Inc. Senior Sec. Notes 9.75% due 12/15/14	1,025,000	1,009,625

SPECIAL PURPOSE ENTITIES — 1.2%
Capital One Capital V Ltd. Guar. Notes 10.25% due 08/15/39	1,525,000	1,647,000
Local TV Finance LLC Senior Notes 9.25% due 06/15/15*(7)	597,304	591,331
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. Senior Sub. Notes 8.38% due 03/01/18*	1,400,000	1,452,500

		3,690,831

STEEL-PRODUCERS — 1.5%
JMC Steel Group Senior Notes 8.25% due 03/15/18*	1,150,000	1,204,625
Ryerson, Inc. Senior Sec. Notes 12.00% due 11/01/15	1,894,000	2,045,520
Steel Dynamics, Inc. Company Guar. Notes 7.75% due 04/15/16	1,100,000	1,177,000

		4,427,145

STORAGE/WAREHOUSING — 0.2%
Mobile Mini, Inc. Company Guar. Notes 7.88% due 12/01/20*	635,000	674,688

TELECOM SERVICES — 1.4%
Cincinnati Bell Telephone Co. LLC Company Guar. Notes 7.18% due 12/15/23	450,000	399,938
Cincinnati Bell Telephone Co. LLC Company Guar. Notes 7.20% due 11/29/23	1,850,000	1,644,187
PAETEC Holding Corp. Senior Sec. Notes 8.88% due 06/30/17	1,700,000	1,855,125
PAETEC Holding Corp. Senior Notes 9.88% due 12/01/18*	425,000	460,062

		4,359,312

TELEPHONE-INTEGRATED — 2.7%
Cincinnati Bell, Inc. Company Guar. Notes 8.25% due 10/15/17	675,000	685,125
Cincinnati Bell, Inc. Company Guar. Notes 8.38% due 10/15/20	825,000	827,063
Frontier Communications Corp. Senior Notes 8.13% due 10/01/18	1,325,000	1,432,656
Level 3 Financing, Inc. Company Guar. Notes 10.00% due 02/01/18	1,375,000	1,485,000
Qwest Communications International, Inc. Company Guar. Notes 8.00% due 10/01/15	1,275,000	1,399,312
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/32	2,135,000	2,337,825

		8,166,981

TRANSPORT-AIR FREIGHT — 0.7%
Atlas Air, Inc. Pass Through Certs. Series 1991-1, Class B 7.63% due 01/02/15	535,739	471,450
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class A 8.71% due 01/02/20	1,379,530	1,376,081
Atlas Air, Inc. Pass Through Certs. Series 2000-1, Class B 9.06% due 01/02/14	376,238	372,476

		2,220,007

TRANSPORT-SERVICES — 0.4%
Bristow Group, Inc. Company Guar. Notes 7.50% due 09/15/17	1,050,000	1,107,750

WEB HOSTING/DESIGN — 0.5%
Equinix, Inc. Senior Notes 8.13% due 03/01/18	1,415,000	1,531,738

WIRE & CABLE PRODUCTS — 0.3%
Coleman Cable, Inc. Company Guar. Notes 9.00% due 02/15/18	775,000	819,563

TOTAL U.S. CORPORATE BONDS & NOTES (cost $250,345,417)		258,249,347

Foreign Corporate Bonds & Notes — 9.6%

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.1%
Calcipar SA Senior Sec. Notes 6.88% due 05/01/18*	175,000	179,375

CELLULAR TELECOM — 0.6%
Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC Notes 7.75% due 02/02/21*	1,650,000	1,740,750

CHEMICALS-DIVERSIFIED — 0.4%
OXEA Finance/Cy SCA Senior Sec. Notes 9.50% due 07/15/17*	1,000,000	1,102,123

CHEMICALS-PLASTICS — 0.5%
Montell Finance Co. BV Company Guar. Notes 8.10% due 03/15/27*	1,285,000	1,439,200

COMPUTERS-MEMORY DEVICES — 0.6%
Seagate HDD Cayman Company Guar. Notes 7.75% due 12/15/18*	1,725,000	1,828,500

DIVERSIFIED MANUFACTURING OPERATIONS — 0.6%
Bombardier, Inc. Senior Notes 7.50% due 03/15/18*	1,650,000	1,829,437

INDEPENDENT POWER PRODUCERS — 0.0%
AES Drax Energy, Ltd. Sec. Notes 11.50% due 08/30/10†(1)(3)(9)(11)	4,590,000	0

INSURANCE-MULTI-LINE — 1.2%
Catlin Insurance Co., Ltd. FRS Jr. Sub. Notes 7.25% due 01/19/17*(5)	3,777,000	3,607,035

METAL PROCESSORS & FABRICATION — 0.0%
International Utility Structures Escrow Notes 10.75% due 02/01/08†(1)(3)	3,329,000	0

METAL-ALUMINUM — 0.3%
Novelis, Inc. Company Guar. Notes 8.75% due 12/15/20	750,000	838,125

METAL-COPPER — 0.5%
Taseko Mines, Ltd. Senior Notes 7.75% due 04/15/19	1,500,000	1,548,750

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.4%
Compton Petroleum Finance Corp. Company Guar. Notes 10.00% due 09/15/17	1,037,900	773,236
OPTI Canada, Inc. Senior Sec. Notes 7.88% due 12/15/14	1,167,000	618,510

		1,391,746

PAPER & RELATED PRODUCTS — 0.7%
PE Paper Escrow GmbH Senior Sec. Notes 12.00% due 08/01/14*	525,000	610,312
Sappi Papier Holding GmbH Senior Sec. Notes 6.63% due 04/15/21*	1,525,000	1,547,875

		2,158,187

SATELLITE TELECOM — 0.6%
Intelsat Jackson Holdings SA Company Guar. Notes 7.25% due 04/01/19*	1,675,000	1,703,266

SEMICONDUCTOR EQUIPMENT — 0.5%
MagnaChip Semiconductor SA/MagnaChip Semiconductor Finance Co. Company Guar. Notes 10.50% due 04/15/18	1,350,000	1,522,125

SPECIAL PURPOSE ENTITIES — 1.1%
Hellas Telecommunications Luxembourg II FRS Sub. Notes 6.03% due 01/15/15*†(10)(11)	1,210,000	15,125
LBG Capital No. 1 PLC FRS Bank Guar. Notes 8.00% due 06/15/20*(5)	3,325,000	3,225,250

		3,240,375

STEEL-PRODUCERS — 0.4%
Essar Steel Algoma, Inc. Senior Sec. Notes 9.38% due 03/15/15*	1,250,000	1,250,000

TELECOM SERVICES — 0.6%
Wind Acquisition Finance SA Senior Sec. Notes 7.25% due 02/15/18*	1,700,000	1,797,750

TRANSPORT-MARINE — 0.5%
CMA CGM SA Senior Notes 8.50% due 04/15/17*	1,725,000	1,699,125

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $33,940,678)		28,875,869

Loans(12)(13) — 0.4%

BEVERAGES-NON-ALCOHOLIC — 0.2%
Le-Natures, Inc. BTL 7.00% due 03/01/11†(1)(2)(4)(10)	$1,200,000	$480,000

BUILDING-RESIDENTIAL/COMMERCIAL — 0.0%
TOUSA, Inc. BTL 12.25% due 08/15/13(1)(4)(6)	1,554,448	77,723

MEDICAL-DRUGS — 0.2%
Triax Pharmaceuticals LLC BTL 16.50% due 08/30/11†(1)(3)(4)(10)(14)	1,657,560	763,969

TOTAL LOANS (cost $4,377,339)		1,321,692

Common Stock — 1.0%

CASINO SERVICES — 0.0%
Capital Gaming International, Inc.†(1)(3)	103	0

FOOD-MISC. — 0.2%
Wornick Co.†(1)(3)(4)	8,418	508,405

GAMBLING (NON-HOTEL) — 0.1%
Shreveport Gaming Holdings, Inc.†(1)(3)(4)	17,578	230,887

MEDICAL-DRUGS — 0.0%
Triax Pharmaceuticals LLC†(1)(3)(4)(15)	128,418	642

MEDICAL-OUTPATIENT/HOME MEDICAL — 0.0%
Critical Care Systems International, Inc.†(1)(3)(4)	70,165	1,754

MULTIMEDIA — 0.0%
Haights Cross Communication, Inc.†(1)(3)(4)	49,215	51,430

OIL-FIELD SERVICES — 0.7%
Stallion Oilfield Services, Ltd.†(1)(3)(4)	53,296	2,218,499

TOTAL COMMON STOCK (cost $4,044,725)		3,011,617

Preferred Stock — 1.0%

DIVERSIFIED BANKING INSTITUTIONS — 1.0%
Ally Financial, Inc. 7.00%*	3,132	2,913,347

MEDICAL-DRUGS — 0.0%
Triax Pharmaceuticals LLC, Class C†(1)(3)(4)	39,177	196

TOTAL PREFERRED STOCK (cost $2,740,905)		2,913,543

Warrants† — 0.0%

PUBLISHING-PERIODICALS — 0.0%
Reader’s Digest Association, Inc. Expires 02/19/14(1)(3)	6,261	0

TELEVISION — 0.0%
Ion Media Networks, Inc. Expires 12/18/16 (strike price $687.50)(1)(3)	408	53,040

Ion Media Networks, Inc. Expires 12/18/16 (strike price $500.00)(1)(3)	408	73,440

TOTAL WARRANTS (cost $6,483)		126,480

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $295,455,547)		294,498,548

Repurchase Agreement — 1.3%

State Street Bank & Trust Co. Joint Repurchase Agreement(16) (cost $3,986,000)	3,986,000	3,986,000

TOTAL INVESTMENTS (cost $299,441,547)(17)	98.9%	298,484,548
Other assets less liabilities	1.1	3,302,418

NET ASSETS	100.0%	$301,786,966

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2011, the aggregate value of these securities was $120,101,914 representing 39.8% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Illiquid security. At April 30, 2011, the aggregate value of these securities was $10,711,299 representing 3.5% of net assets.

(2)	Company has filed for Chapter 11 bankruptcy protection.

(3)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(4)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of April 30, 2011, the High-Yield Bond Portfolio held the following restricted securities:

		Principal
	Acquisition	Amount/	Acquisition		Value	% of
Name	Date	Shares	Cost	Value	Per Share	Net Assets
Critical Care Systems International, Inc. Common Stock	06/26/06	70,165	$583,324	$1,754	$0.02	0.00%

Haights Cross Communication, Inc.	09/10/03	14,914	117,370
Common Stock	01/27/04	28,336	223,002
	12/11/09	5,965	46,948

		49,215	387,320	51,430	1.05	0.02

Le-Natures, Inc. 7.00% due 03/01/11 Loan Agreement	09/26/06	$1,200,000	1,200,000	480,000	40.00	0.16

Shreveport Gaming Holdings, Inc. Common Stock	07/21/05	2,402	55,294
	07/29/05	15,176	349,393

		17,578	404,687	230,887	13.13	0.08

Stallion Oilfield Services, Ltd. Common Stock	02/02/10	53,296	1,930,000	2,218,499	41.63	0.74

TOUSA, Inc. 12.25% due 08/15/13 Loan Agreement	10/11/07	1,022,829	931,684
	01/29/08	11,293	14,571
	03/14/08	10,700	14,171
	04/09/08	26,285	26,285
	06/30/08	37,503	37,503
	10/07/08	39,014	39,014
	01/15/09	37,728	37,728
	03/31/09	35,804	35,804
	06/30/09	37,295	37,295
	09/30/09	38,857	38,857
	12/30/09	40,056	40,056
	03/31/10	40,396	40,396
	07/06/10	42,078	42,078
	09/30/10	43,840	43,840
	12/31/10	45,194	45,194
	03/30/11	45,576	45,576

		1,554,448	1,470,052	77,723	5.00	0.03

Triax Pharmaceuticals LLC 16.50% due 08/30/11 Loan Agreement	08/31/07	1,500,000	1,393,239
	10/31/07	3,875	22,599
	01/24/08	11,404	11,404
	04/16/08	11,239	11,239
	07/01/08	11,449	11,449
	10/01/08	11,534	11,534
	1/05/09	11,751	11,751
	4/01/09	11,579	11,579
	07/01/09	11,796	11,796
	10/07/09	11,885	11,885
	04/28/10	48,437	48,437
	01/01/11	12,611	12,611

		1,657,560	1,569,523	763,969	46.09	0.25

Triax Pharmaceuticals LLC Common Stock	08/31/07	128,418	53,936	642	0.00	0.00

Triax Pharmaceuticals LLC Class C Preferred Stock	08/31/07	39,177	78,353	196	0.01	0.00

Wornick Co. Common Stock	08/08/08	8,418	1,113,241	508,405	60.39	0.17

				$4,333,505		1.45%

(5)	Perpetual maturity — maturity date reflects the next call date.

(6)	PIK (“Payment-in-Kind”) security. Bond, preferred stock or loan that pays interest/dividends in the form of additional bonds, preferred stocks or loans.

(7)	Income may be received in cash or additional bonds at the discretion of the issuer.

(8)	Company has filed for Chapter 7 bankruptcy.

(9)	Bond is in default and did not pay principal at maturity.

(10)	Security in default

(11)	Company has filed bankruptcy in country of issuance.

(12)	The Portfolio invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Portfolio is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.

(13)	Senior loans in the Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(14)	A portion of the interest is paid in the form of additional bonds/loans.

(15)	Consists of more than one type of securities traded together as a unit.

(16)	See Note 2 for details of Joint Repurchase Agreements.

(17)	See Note 4 for cost of investments on a tax basis.

BTL	— Bank Term Loan

FRS	— Floating Rate Security

The rates shown on FRS are the current interest rates at January 31, 2011 and unless noted otherwise, the dates shown are the original maturity dates.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
U.S. Corporate Bonds & Notes	$—	$249,010,177	$9,239,170	$258,249,347
Foreign Corporate Bonds & Notes	—	28,875,869	0	28,875,869
Loans	—	—	1,321,692	1,321,692
Common Stock	—	—	3,011,617	3,011,617
Preferred Stock	2,913,347	—	196	2,913,543
Warrants	—	—	126,480	126,480
Repurchase Agreement	—	3,986,000	—	3,986,000

Total	$2,913,347	$281,872,046	$13,699,155	$298,484,548

The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

	Convertible	U.S. Corporate	Foreign Corporate		Common	Preferred
	Bonds & Notes	Bonds & Notes	Bonds & Notes	Loans	Stock	Stock	Warrants
Balance as of 1/31/2011	$1,424,640	$11,393,113	$0	$1,194,803	$2,348,383	$196	$69,360
Accrued discounts	—	(151)	—	—	—	—	—
Accrued premiums	—	47,495	—	13,993	—	—	—
Realized gain	—	140,756	—	—	—	—	—
Realized loss	—	(1,551,153)	—	—	—	—	—
Change in unrealized appreciation(1)	—	1,626,872	—	122,072	756,937	—	57,120
Change in unrealized depreciation(1)	(152,640)	(535,316)	—	(67,363)	(93,703)	—	—
Net purchases	—	832,188	—	58,187	—	—	—
Net sales	(1,272,000)	(2,714,634)	—	—	—	—	—
Transfers into Level 3(2)	—	—	—	—	—	—	—
Transfers out of Level 3(2)	—	—	—	—	—	—	—

Balance as of 4/30/2011	$—	$9,239,170	$0	$1,321,692	$3,011,617	$196	$126,480

(1) The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at April 30, 2011 includes:

	Convertible	U.S. Corporate	Foreign Corporate		Common	Preferred
	Bonds & Notes	Bonds & Notes	Bonds & Notes	Loans	Stock	Stock	Warrants
	$—	$(284,779)	$—	$54,708	$663,234	$—	$57,120

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
TOTAL RETURN BOND PORTFOLIO
Portfolio of Investments — April 30, 2011 —
(unaudited)

	Shares/
Asset Backed Securities — 7.5%	Principal		Value
	Amount**		(Note 1)

DIVERSIFIED FINANCIAL SERVICES — 7.5%
Access Group, Inc. FRS Student Loan Backed Note Series 2008-1, Class A 1.57% due 10/27/25		$920,368	$936,714
Arran Residential Mtg. Funding PLC FRS Series 2010-1A, Class A1B 2.29% due 05/16/47*(1)	EUR	4,452,975	6,601,125
Arran Residential Mtg. Funding PLC Series 2011-1A, Class A1B 2.62% due 11/19/47*(1)	EUR	10,400,000	15,412,434
Bear Stearns Asset Backed Securities Trust Series 2006-SD3, Class 1A-1A 5.50% due 08/25/36		465,338	319,197
Bear Stearns Commercial Mtg. Securities VRS Series 1999-CLF1, Class A3 7.00% due 05/20/30(2)		178,077	184,731
Credit-Based Asset Servicing and Securitization LLC FRS Series 2006-CB9, Class A1 0.27% due 11/25/36		15,128	13,156
CWABS Asset Backed Certificates Trust VRS Series 2006-15, Class A2 5.68% due 10/25/46		2,884,808	2,833,977
GSR Mtg. Loan Trust FRS Series 2005-AR6, Class 2A1 2.79% due 09/25/35(1)		421,605	406,248
Harborview Mtg. Loan Trust FRS Series 2006-12, Class 2A2A 0.40% due 01/19/38(1)		594,095	385,147
Indymac Index Mtg. Loan Trust VRS Series 2005-AR1, Class 1A1 2.71% due 03/25/35(1)		562,414	473,957
Magnolia Funding Ltd. Series 2010-1A, Class A1 3.00% due 04/20/17*	EUR	2,185,877	3,231,077
Permanent Master Issuer PLC FRS Series 2011-1A, Class 1A1 1.67% due 07/15/42*(1)		7,000,000	7,009,342
Permanent Master Issuer PLC FRS Series 2011-1A, Class 1A3 2.62% due 07/15/42*(1)	EUR	4,900,000	7,259,507
Plymouth Rock CLO, Ltd., Inc. FRS Series 2010-1A, Class A 1.92% due 02/16/19*(9)		3,500,000	3,494,066
Prime Mtg. Trust Series 2006-1, Class 1A1 5.50% due 06/25/36(1)		559,982	479,406
Residential Asset Securitization Trust FRS Series 2003-A8, Class A2 0.56% due 10/25/18(1)		249,299	243,646
SLM Student Loan Trust FRS Series 2008-9, Class A 1.77% due 04/25/23		2,067,100	2,135,063
SLM Student Loan Trust FRS Series 2007-2, Class A2 0.27% due 07/25/17		382,607	379,685
SLM Student Loan Trust FRS Series 2008-7, Class A1 0.67% due 10/27/14		143,755	143,893
Wachovia Bank Commercial Mtg. Trust, Series 2006-C29, Class A4 5.31% due 11/15/48(2)		1,000,000	1,086,929
WaMu Mtg. Pass Through Certs. FRS Series 2005-AR6, Class 2A1A 0.44% due 04/25/45(1)		176,657	150,705
WaMu Mtg. Pass Through Certs. FRS Series 2005-AR13, Class A1A1 0.50% due 10/25/45(1)		505,873	423,363

TOTAL ASSET BACKED SECURITIES (cost $50,683,288)			53,603,368

U.S. Corporate Bonds & Notes — 14.3%

AUTO-CARS/LIGHT TRUCKS — 0.0%
Daimler Finance North America LLC Company Guar. Bonds 5.75% due 09/08/11		100,000	101,793

BANKS-COMMERCIAL — 0.6%
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/13		55,273	56,378
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/14		158,007	160,970
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/15		158,007	160,180
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/16		263,346	265,321
CIT Group, Inc. Senior Sec. Notes 7.00% due 05/01/17		368,684	371,679
Wachovia Bank NA FRS Sub. Notes 0.64% due 03/15/16		3,600,000	3,461,656

			4,476,184

BANKS-SUPER REGIONAL — 0.2%
JP Morgan Chase Bank NA FRS Sub. Notes 0.64% due 06/13/16		600,000	576,394
KeyCorp Senior Notes 6.50% due 05/14/13		1,000,000	1,093,620

			1,670,014

BUILDING PRODUCTS-WOOD — 0.3%
Masco Corp. Senior Notes 6.13% due 10/03/16		2,000,000	2,067,276

CABLE/SATELLITE TV — 0.5%
CSC Holdings LLC Senior Notes 8.50% due 06/15/15		3,255,000	3,552,019

DIVERSIFIED BANKING INSTITUTIONS — 5.0%
Ally Financial, Inc. FRS Company Guar. Notes 3.67% due 06/20/14		500,000	502,500
Ally Financial, Inc. Company Guar. Notes 8.00% due 03/15/20		4,100,000	4,607,375

Bank of America Corp. Senior Notes 5.65% due 05/01/18		7,900,000	8,413,887
Bank of America Corp. Senior Notes 5.75% due 12/01/17		1,600,000	1,725,922
Citigroup, Inc. Senior Notes 5.85% due 07/02/13		1,700,000	1,841,447
Citigroup, Inc. Senior Notes 6.13% due 11/21/17		2,400,000	2,661,117
Goldman Sachs Group, Inc. Senior Notes 5.95% due 01/18/18		1,200,000	1,313,412
Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18		1,200,000	1,327,440
Goldman Sachs Group, Inc. Senior Notes 6.25% due 09/01/17		300,000	333,940
JP Morgan Chase & Co. Senior Notes 4.25% due 10/15/20		1,800,000	1,750,156
JP Morgan Chase & Co. Senior Notes 6.00% due 01/15/18		700,000	778,980
Morgan Stanley FRS Senior Notes 0.76% due 10/15/15		100,000	96,364
Morgan Stanley FRS Senior Notes 1.25% due 04/29/13		7,100,000	7,108,690
Morgan Stanley Senior Notes 6.63% due 04/01/18		3,200,000	3,572,422

			36,033,652

DIVERSIFIED FINANCIAL SERVICES — 0.8%
General Electric Capital Corp. FRS Senior Notes 1.14% due 01/07/14		6,100,000	6,141,381

FINANCE-AUTO LOANS — 0.9%
Ford Motor Credit Co. LLC Senior Notes 5.63% due 09/15/15		5,800,000	6,164,414
Ford Motor Credit Co. LLC Senior Notes 9.88% due 08/10/11		200,000	204,160

			6,368,574

FINANCE-CONSUMER LOANS — 0.1%
SLM Corp. FRS Senior Notes 0.50% due 10/25/11		500,000	497,775

FINANCE-CREDIT CARD — 0.5%
American Express Credit Corp. Senior Notes 5.88% due 05/02/13		3,100,000	3,357,021

FINANCE-INVESTMENT BANKER/BROKER — 1.7%
Bear Stearns Cos., Inc. Senior Notes 5.30% due 10/30/15		400,000	438,984
Bear Stearns Cos., Inc. Senior Notes 6.40% due 10/02/17		900,000	1,027,918
Bear Stearns Cos., Inc. Senior Notes 7.25% due 02/01/18		1,300,000	1,527,427
Lehman Brothers Holdings, Inc. Senior Notes 6.88% due 05/02/18(3)(4)†		1,000,000	260,000
Merrill Lynch & Co., Inc. FRS Senior Notes 1.39% due 05/30/14	EUR	200,000	286,196
Merrill Lynch & Co., Inc. FRS Senior Notes 1.95% due 09/27/12	EUR	800,000	1,157,250
Merrill Lynch & Co., Inc. Senior Notes 5.00% due 01/15/15		3,900,000	4,180,769
Morgan Stanley Senior Notes 6.60% due 04/01/12		900,000	949,357
Merrill Lynch & Co., Inc. Notes 6.88% due 04/25/18		1,900,000	2,156,015

			11,983,916

INSURANCE-LIFE/HEALTH — 0.1%
Pricoa Global Funding I FRS Notes 0.51% due 09/27/13*		400,000	394,712

INTERNET CONNECTIVITY SERVICES — 0.0%
Rhythms Netconnections, Inc. Senior Notes 13.50% due 05/15/08(4)(8)(9)†		1,700,000	0
Rhythms Netconnections, Inc. Senior Notes 14.00% due 02/15/10(4)(8)(9)†		400,000	0

			0

MEDICAL-HOSPITALS — 0.5%
HCA, Inc. Sec. Notes 9.13% due 11/15/14		3,300,000	3,465,000

MISCELLANEOUS MANUFACTURING — 0.0%
Propex Fabrics, Inc. Company Guar. Notes 10.00% due 12/01/12(3)(4)		205,000	2

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.0%
EOG Resources, Inc. FRS Senior Notes 1.06% due 02/03/14		6,100,000	6,154,754
Pemex Project Funding Master Trust Company Guar. Notes 5.75% due 03/01/18		7,800,000	8,354,182

			14,508,936

PRINTING-COMMERCIAL — 0.2%
R.R. Donnelley & Sons, Co. Notes 11.25% due 02/01/19		1,100,000	1,397,725

SPECIAL PURPOSE ENTITIES — 0.5%
Barnett Capital Trust III FRS Notes 0.93% due 02/01/27		2,700,000	2,190,775
CA FM Lease Trust Senior Notes 8.50% due 07/15/17*(8)(9)		84,219	90,301

SSIF Nevada LP FRS Bank Guar. Notes 0.98% due 04/14/14*(9)		1,100,000	1,099,164

			3,380,240

TELEPHONE-INTEGRATED — 0.2%
AT&T Corp. Senior Notes 8.00% due 11/15/31		1,000,000	1,287,877

TOBACCO — 0.2%
Altria Group, Inc. Company Guar. Notes 9.70% due 11/10/18		500,000	665,738
Reynolds American, Inc. Company Guar. Notes 7.25% due 06/01/13		500,000	556,804

			1,222,542

TOTAL U.S. CORPORATE BONDS & NOTES (cost $97,284,234)			101,906,639

Foreign Corporate Bonds & Notes — 24.5%

AUTO-CARS/LIGHT TRUCKS — 0.9%
Volkswagen International Finance NV FRS Company Guar. Notes 0.76% due 04/01/14*		2,900,000	2,910,164
Volkswagen International Finance NV FRS Company Guar. Notes 0.92% due 10/01/12*		3,800,000	3,810,876

			6,721,040

BANKS-COMMERCIAL — 8.0%
ANZ National International, Ltd. Bank Guar. Notes 6.20% due 07/19/13*		1,000,000	1,092,004
Bank of Nova Scotia Bonds 1.65% due 10/29/15*		6,000,000	5,815,504
Barclays Bank PLC FRS Senior Notes 1.32% due 01/13/14		6,400,000	6,458,106
Barclays Bank PLC Jr. Sub. Notes 7.43% due 12/15/17*(5)		6,100,000	6,331,800
Barclays Bank PLC Sub. Notes 14.00% due 06/15/19(5)	GBP	100,000	217,981
Canadian Imperial Bank of Commerce Bonds 2.00% due 02/04/13*		2,900,000	2,957,640
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Company Guar. Notes 4.50% due 01/11/21		9,000,000	9,243,585
DnB NOR Boligkreditt Bonds 2.90% due 03/29/16*(8)		6,000,000	6,031,326
Group BPCE SA Senior Notes 2.38% due 10/04/13*		3,000,000	2,996,984
Intesa Sanpaolo SpA FRS Notes 2.71% due 02/24/14*		6,400,000	6,559,206
National Australia Bank, Ltd. FRS Senior Notes 1.01% due 04/11/14*(8)		6,900,000	6,900,206
Royal Bank of Scotland Group PLC Bonds 6.99% due 10/05/17*(5)(6)		1,200,000	1,110,000
UBS AG Notes 5.75% due 04/25/18		1,300,000	1,431,908

			57,146,250

BANKS-MONEY CENTER — 1.6%
Deutsche Bank AG (London) Notes 4.88% due 05/20/13		1,300,000	1,387,732
Lloyds TSB Bank PLC FRS Government Guar. Notes 1.32% due 06/09/11	EUR	500,000	740,218
Lloyds TSB Bank PLC Bank Guar. Notes 4.38% due 01/12/15*		3,500,000	3,619,066
Lloyds TSB Bank PLC Bank Guar. Notes 5.80% due 01/13/20*		600,000	614,873
Lloyds TSB Bank PLC FRS Sub. Notes 12.00% due 12/16/24*(5)		4,100,000	4,841,641

			11,203,530

BANKS-MORTGAGE — 2.3%
Abbey National Treasury Services PLC Bank Guar. Notes 1.85% due 04/25/14		10,500,000	10,546,261
Stadshypotek AB Notes 1.45% due 09/30/13*		5,700,000	5,702,765

			16,249,026

BANKS-SPECIAL PURPOSE — 0.5%
Export-Import Bank of Korea Senior Notes 8.13% due 01/21/14		2,200,000	2,528,403
Fortis Bank Nederland Holding NV FRS Government Guar. Notes 1.51% due 06/10/11	EUR	700,000	1,036,129

			3,564,532

DIVERSIFIED BANKING INSTITUTIONS — 0.8%
BNP Paribas Jr. Sub. Notes 7.20% due 06/25/37*(5)		1,000,000	990,000
HSBC Holdings PLC Sub. Notes 6.80% due 06/01/38		1,000,000	1,071,306
UBS AG FRS Senior Notes 1.41% due 02/23/12		3,800,000	3,829,241

			5,890,547

FINANCE-AUTO LOANS — 0.9%
Fiat Finance & Trade SA Company Guar. Notes 9.00% due 07/30/12	EUR	4,000,000	6,285,764

FINANCE-INVESTMENT BANKER/BROKER — 1.0%
Credit Agricole Home Loan SFH FRS Bonds 1.02% due 07/21/14*		7,000,000	7,003,135

FINANCE-LEASING COMPANIES — 0.9%
Banque PSA Finance FRS Senior Notes 2.20% due 04/04/14*		6,700,000	6,681,535

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.6%
Gaz Capital SA Bonds 8.15% due 04/11/18		15,600,000	18,291,000

OIL COMPANIES-INTEGRATED — 3.6%
Petrobras International Finance Co. Company Guar. Notes 5.75% due 01/20/20		7,800,000	8,103,974
Petrobras International Finance Co. Company Guar. Notes 7.88% due 03/15/19		7,800,000	9,205,404
Petroleos Mexicanos Company Guar. Notes 5.50% due 01/21/21		7,800,000	7,991,100
Suncor Energy, Inc. Senior Notes 6.85% due 06/01/39		400,000	458,517

			25,758,995

PAPER & RELATED PRODUCTS — 0.0%
Pindo Deli Finance BV VRS Company Guar. Bonds zero coupon due 04/28/27*(8)		1,743,170	52,295
Pindo Deli Finance BV FRS Company Guar. Notes 3.28% due 04/28/15*(8)		73,261	10,256
Pindo Deli Finance BV FRS Company Guar. Notes 3.28% due 04/28/18*(8)		432,197	34,576
Tjiwi Kimia Finance BV VRS Company Guar. Notes zero coupon due 04/28/27*(8)		724,965	21,749
Tjiwi Kimia Finance BV FRS Company Guar. Notes 3.28% due 04/28/15(8)		195,908	25,468
Tjiwi Kimia Finance BV FRS Company Guar. Notes 3.28% due 04/28/18*(8)		293,490	29,349

			173,693

SPECIAL PURPOSE ENTITY — 0.2%
Pearson Dollar Finance Two PLC Company Guar. Notes 5.50% due 05/06/13*		1,100,000	1,181,555

STEEL-PRODUCERS — 0.8%
Gerdau Trade, Inc. Company Guar. Notes 5.75% due 01/30/21*		5,700,000	5,764,322

SUGAR — 0.4%
Tate & Lyle International Finance PLC Company Guar. Notes 6.63% due 06/15/16*		2,300,000	2,550,247

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $170,640,602)			174,465,171

Foreign Government Agencies — 4.6%

SOVEREIGN — 4.6%
Government of Australia Bonds 4.75% due 06/15/16	AUD	10,700,000	11,464,261
Government of Australia Bonds 6.00% due 02/15/17	AUD	3,300,000	3,743,583
Government of Canada Notes 1.50% due 03/01/12	CAD	13,700,000	14,501,453
Government of Canada Bonds 1.75% due 03/01/13	CAD	600,000	634,688
Russian Federation Bonds 7.50% due 03/31/30*(7)		339	396
United Mexican States Senior Notes 5.95% due 03/19/19		1,900,000	2,134,650

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $28,194,060)			32,479,031

U.S. Government Agencies — 48.2%

FEDERAL HOME LOAN MTG. CORP. — 1.2%
4.50% due 03/01/41		998,768	1,027,577
4.50% due May TBA		1,000,000	1,027,344
5.50% due 02/01/40		5,001,764	5,381,450
Federal Home Loan Mtg. Corp. REMIC
Series T-62, Class 1A1
1.51% due 10/25/44 FRS (1)		166,259	165,637
Series T-61, Class 1A1
1.72% due 07/25/44(1)		913,470	916,896

			8,518,904

Federal National Mtg. Assoc. — 44.3%
2.65% due 06/01/35 FRS		321,375	338,323
3.50% due 10/01/25		5,332,445	5,404,876
3.50% due 11/01/25		1,605,043	1,626,844
3.50% due 12/01/25		1,770,984	1,795,039
3.50% due 01/01/36		1,807,813	1,726,627
3.50% due 11/01/40		2,548,137	2,432,110
3.50% due 12/01/40		7,011,269	6,692,087
3.50% due 01/01/41		19,923,243	19,016,071
3.50% due 02/01/41		24,026,414	22,932,405
3.50% due 03/01/41		5,558,006	5,304,931
3.50% due 04/01/41		1,125,163	1,073,930
3.50% due June TBA		45,000,000	42,897,645
4.00% due 05/01/25		1,828,177	1,898,172
4.00% due 06/01/25		1,630,632	1,693,063
4.00% due 07/01/25		191,664	199,003
4.00% due 08/01/25		10,123,582	10,511,180
4.00% due 09/01/25		162,433	168,652
4.00% due 10/01/25		35,746	37,115
4.00% due 01/01/26		1,129,362	1,172,603
4.00% due 02/01/26		10,287,951	10,689,880
4.00% due 03/01/26		10,433,133	10,840,734
4.00% due 04/01/26		11,530,022	11,980,477
4.00% due 05/01/26		4,943,022	5,136,135
4.00% due 10/01/39		36,738	36,619
4.00% due 03/01/40		23,274	23,199
4.00% due 11/01/40		101,649	101,321
4.00% due 12/01/40		10,206,315	10,173,375
4.00% due 01/01/41		22,936,191	22,862,013
4.00% due 02/01/41		11,275,776	11,236,297
4.00% due 03/01/41		1,875,976	1,869,922
4.00% due May TBA		8,000,000	8,290,000
4.50% due 06/01/22		552,878	584,549
4.50% due 03/01/23		125,464	132,651
4.50% due 04/01/23		778,976	823,599
4.50% due 05/01/23		1,041,797	1,101,475
4.50% due 06/01/23		905,485	957,356

4.50% due 08/01/23	534,319	564,927
4.50% due 02/01/24	757,560	800,246
4.50% due 03/01/24	522,157	552,068
4.50% due 04/01/24	19,809,205	20,925,966
4.50% due 05/01/24	834,822	881,861
4.50% due 06/01/24	3,916,795	4,140,436
4.50% due 07/01/24	717,821	758,269
4.50% due 10/01/24	538,882	569,247
4.50% due 02/01/25	1,053,888	1,113,272
4.50% due 06/01/25	1,205,544	1,273,473
4.50% due 07/01/25	83,266	87,958
4.50% due 02/01/38	598,659	617,564
4.50% due 06/01/39	1,703,732	1,755,936
4.50% due May TBA	56,000,000	57,618,736
5.50% due 10/01/36	222,692	240,258

		315,660,495

GOVERNMENT NATIONAL MTG. ASSOC. — 2.3%
0.51% due 05/20/37 FRS (1)	767,314	764,749
4.50% due 01/15/40	1,169,593	1,225,618
4.50% due 02/15/40	1,039,860	1,089,672
4.50% due 03/15/40	800,702	839,057
4.50% due 04/15/40	2,034,017	2,131,450
4.50% due 05/15/40	1,802,084	1,890,659
4.50% due 06/15/40	961,240	1,007,285
4.50% due 08/15/40	253,523	265,667
4.50% due 09/15/40	22,974	24,074
4.50% due 10/15/40	1,719,072	1,801,419
4.50% due 12/15/40	4,022,934	4,215,639
4.50% due 02/15/41	1,033,751	1,083,270

		16,338,559

SOVEREIGN — 0.4%
Overseas Private Investment Corp. Government Guar. Notes 5.75% due 04/15/14	2,100,000	2,706,270

TOTAL U.S. GOVERNMENT AGENCIES (cost $339,168,942)		343,224,228

U.S. Government Treasuries — 1.3%

UNITED STATES TREASURY BONDS — 0.3%
4.38% due 02/15/38	400,000	399,750
7.13% due 02/15/23	1,100,000	1,474,343

		1,874,093

UNITED STATES TREASURY NOTES — 1.0%
1.13% due 01/15/21 TIPS	4,146,576	4,300,128
2.13% due 12/31/15	700,000	709,187
2.63% due 11/15/20	900,000	851,485
3.63% due 02/15/21	1,200,000	1,232,626

		7,093,426

TOTAL U.S. GOVERNMENT TREASURIES (cost $8,904,828)		8,967,519

Municipal Bonds & Notes — 2.6%

Chicago Transit Authority Revenue Series A 6.90% due 12/01/40	800,000	837,632
Chicago Transit Authority Revenue Series B 6.90% due 12/01/40	900,000	942,336
District of Columbia Revenue 5.59% due 12/01/34	4,000,000	4,116,480
East Bay Municipal Utility District Revenue 5.87% due 06/01/40	2,200,000	2,274,998
Kentucky State Property & Building Commission Revenue 4.30% due 11/01/19	400,000	387,224
Kentucky State Property & Building Commission Revenue 4.40% due 11/01/20	500,000	485,250
Kentucky State Property & Building Commission 5.37% due 11/01/25	1,000,000	979,080
New York City Transitional Finance Authority Revenue 4.73% due 11/01/23	800,000	826,312
New York City Transitional Finance Authority Revenue 4.91% due 11/01/24	500,000	518,270
New York City Transitional Finance Authority Revenue 5.08% due 11/01/25	500,000	519,575
Ohio Housing Finance Agency Revenue Series F 6.04% due 09/01/17	255,000	260,776
State of Illinois General Obligation Bonds 2.77% due 01/01/12	6,500,000	6,531,005
State of Illinois General Obligation Bonds 4.42% due 01/01/15	100,000	102,373

TOTAL MUNICIPAL BONDS & NOTES (cost $18,456,444)		18,781,311

Common Stock — 0.0%

COMMUNICATIONS SOFTWARE — 0.0%
Ventelo GmbH†(8)(9)	11,286	0

TELECOM EQUIPMENT-FIBER OPTICS — 0.0%
Viatel Holding Bermuda Ltd.	2	2

TOTAL COMMON STOCK (cost $400,000)		2

Membership Interest Certificates — 0.0%

ELECTRIC-INTEGRATED — 0.0%
SW Acquisition†(8)(9)(cost $0)	1	6

Warrants — 0.0%

BANKS-COMMERCIAL — 0.0%
Central Bank of Nigeria Expires 11/15/20 (strike price $250.00)(9) (cost $0)	250	45,000

Put Options — Purchased — 0.0%

SOVEREIGN — 0.0%
Put Options-Purchased (cost $21,340)(8)(13)	8,800,000	37,835

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $713,753,738)		733,510,110

Short-Term Investment Securities — 12.6%

U.S. GOVERNMENT AGENCIES — 0.1%
Federal National Mtg. Assoc. 0.08% due 07/21/11	900,000	899,920

U.S. GOVERNMENT TREASURIES — 12.5%
0.17% due 08/04/11(11)	615,000	614,928
0.18% due 08/11/11(12)	71,657,000	71,646,968
0.19% due 06/16/11(11)	1,119,000	1,118,728

0.25% due 08/25/11	15,468,000	15,465,432

		88,846,056

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $89,718,768)		89,745,976

TOTAL INVESTMENTS (cost $803,472,506)(10)	115.6%	823,256,086
Liabilities in excess of other assets	(15.6)	(111,170,742)

NET ASSETS	100.0%	$712,085,344

Bonds & Notes Sold Short — (16.8)%

U.S. GOVERNMENT AGENCIES. — (16.8)%
Federal Home Loan Mtg. Corp.
5.50% due June TBA	(5,000,000)	(5,357,030)

Federal National Mtg. Assoc.
3.50% due June TBA	(12,000,000)	(12,144,372)
4.50% due May TBA	(69,000,000)	(72,816,528)
5.50% due June TBA	(6,000,000)	(6,436,872)

		(91,397,772)

Government National Mtg. Assoc.
4.50% due May TBA	(10,000,000)	(10,456,250)
4.50% due June TBA	(10,000,000)	(10,415,620)
6.00% due June TBA	(2,000,000)	(2,202,812)

		(23,074,682)

TOTAL BONDS & NOTES SOLD SHORT (proceeds $(118,702,969))		$(119,829,484)

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2011, the aggregate value of these securities was $130,205,198 representing 18.3% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

**	Denominated in United States Dollars unless otherwise indicated.

AUD —	Australian Dollar

CAD —	Canadian Dollar

EUR —	Euro Dollar

GBP —	British Pound

USD —	United States Dollar

LIBOR —	London Interbank Offered Rate

BBA —	British Banking Association

FRS —	Floating Rate Securities

VRS —	Variable Rate Securities

The rates shown on FRS and VRS are the current interest rates as of April 30, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

REMIC —	Real Estate Mortgage Investment Conduit

TBA —	Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

TIPS —	Treasury Inflation Protected Security

†	Non-income producing security

(1)	Collateralized Mortgage Obligation

(2)	Commercial Mortgage Backed Security

(3)	Company has filed for Chapter 11 bankruptcy protection.

(4)	Bond in default

(5)	Perpetual maturity — maturity date reflects the next call date.

(6)	Effective April 30, 2010, interest payments were suspended for twenty-four months according to an agreement with the European Commission.

(7)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.

(8)	Illiquid security. At April 30, 2011, the aggregate value of these securities was $13,233,367 representing 1.9% of net assets.

(9)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(10)	See Note 4 for cost of investments on a tax basis.

(11)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(12)	The security or portion thereof represents collateral to cover margin requirements for open credit default swaps, interest rate swaps, and forward foreign currency contracts.

(13)	Options — Purchased
Put Options — Purchased

					Value at	Unrealized
		Strike		Premiums	April 30,	Appreciation /
Issue	Expiration Month	Price	Notional Amount	Paid	2011	(Depreciation)

Put option to enter an interest rate swap with Goldman Sachs Bank USA for the right to receive a fixed rate of 2.00% versus the three month USD-LIBOR-BBA maturing on 11/21/2013	November 2012	$2.00	$8,800,000	$21,340	$37,835	$16,495

Written Straddle Options@

							Unrealized
		Expiration		Notional	Premiums	Value at	Appreciation/
Description	Counterparty	Date	Exercise Price*	Amount	Paid	April 30, 2011	Depreciation
Call & Put — OTC 1 Year vs. 2 Year Forward Volatility Agreement	Morgan Stanley	11/14/2011	$—	$6,200,000	$67,332	$106,366	$(39,034)
Call & Put — OTC 1 Year vs. 1 Year Forward Volatility Agreement	Goldman Sachs	10/11/2011	—	12,400,000	$65,474	99,495	(34,021)

				$18,600,000	$132,806	$205,861	$(73,055)

* —	Exercise price and final cost determined on a future date, based upon implied volatility parameters.

@	Illiquid security
Written Put Options on Credit Indicies

	Expiration	Strike	Notional	Premiums	Value at	Unrealized Appreciation /
Issue	Month	Price	Amount	Received	April 30, 2011	(Depreciation)

CDX North American Investment Grade Index	June 2011	$1.20	$21,700,000	$65,100	$1,843	$63,257

Written Options on Interest Rate Swap Contracts

					Value at	Unrealized
		Strike	Notional	Premiums	April 30,	Appreciation /
Issue	Expiration Month	Price	Amount	Received	2011	(Depreciation)
Put option to enter an interest rate swap with Citibank NA for the obligation to receive a fixed rate of 3.00% versus the three month USD-LIBOR-BBA maturing on 06/20/2015	June 2012	$3.00	$6,800,000	$77,082	$46,201	$30,881

Put option to enter an interest rate swap with Barclays Bank PLC for the obligation to receive a fixed rate of 3.00% versus the three month USD-LIBOR-BBA maturing on 06/20/2015	June 2012	3.00	7,900,000	69,972	53,674	16,298

Put option to enter an interest rate swap with Bank of America NA for the obligation to receive a fixed rate of 3.00% versus the three month USD-LIBOR-BBA maturing on 06/20/2015	June 2012	3.00	6,600,000	65,476	44,842	20,634

Put option to enter an interest rate swap with Royal Bank of Scotland PLC for the obligation to receive a fixed rate of 2.75% versus the three month USD-LIBOR-BBA maturing on 06/20/2015	June 2012	2.75	10,200,000	99,960	88,723	11,237

Put option to enter an interest rate swap with Royal Bank of Scotland PLC for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	600,000	4,080	10	4,070

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	5,700,000	34,802	94	34,708

Put option to enter an interest rate swap with Credit Suisse International for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	100,000	690	2	688

Put option to enter an interest rate swap with Barclays Bank PLC for the obligation to receive a fixed rate of 10.00% versus the three month USD-LIBOR-BBA maturing on 07/12/2022	July 2012	10.00	300,000	2,040	5	2,035

Put option to enter an interest rate swap with Royal Bank of Scotland PLC for the obligation to receive a fixed rate of 2.25% versus the three month USD-LIBOR-BBA maturing on 09/26/2014	September 2012	2.25	21,400,000	166,530	190,456	(23,926)

Put option to enter an interest rate swap with Bank of America NA for the obligation to receive a fixed rate of 2.25% versus the three month USD-LIBOR-BBA maturing on 09/26/2014	September 2012	2.25	700,000	4,784	6,230	(1,446)

Put option to enter an interest rate swap with Citibank NA for the obligation to receive a fixed rate of 2.25% versus the three month USD-LIBOR-BBA maturing on 09/26/2014	September 2012	2.25	600,000	4,088	5,340	(1,252)

Put option to enter an interest rate swap with Morgan Stanley Capital Services Inc. for the obligation to receive a fixed rate of 2.25% versus the three month USD-LIBOR-BBA maturing on 09/26/2014	September 2012	2.25	4,000,000	24,788	35,599	(10,811)

Put option to enter an interest rate swap with Goldman Sachs Bank USA for the obligation to receive a fixed rate of 2.25% versus the three month USD-LIBOR-BBA maturing on 09/26/2014	September 2012	2.25	17,700,000	105,020	157,526	(52,506)

Put option to enter an interest rate swap with Goldman Sachs Bank USA for the obligation to receive a fixed rate of 1.00% versus the three month USD-LIBOR-BBA maturing on 11/21/2013	November 2012	1.00	8,800,000	50,206	79,675	(29,469)

			$91,400,000	$709,518	$708,377	$1,141

USD	— United States Dollar

LIBOR	— London Interbank Offered Rate

BBA	— British Banking Association
Written Call Options on Exchange Traded Futures

					Value at	Unrealized
		Strike	Number of	Premiums	April 30,	Appreciation /
Issue	Expiration Month	Price	Contracts	Received	2011	(Depreciation)
CBOT US Treasury Notes	May 2011	$121.00	86	$34,723	$61,813	$(27,090)
CBOT US Treasury Notes	June 2011	121.00	246	98,677	130,688	(32,011)
CME 90-Day Eurodollar	September 2011	99.38	70	30,675	52,063	(21,388)

				$164,075	$244,564	$(80,489)

Written Put Options on Exchange Traded Futures

						Unrealized
		Strike	Number of	Premiums	Value at	Appreciation /
Issue	Expiration Month	Price	Contracts	Received	April 30, 2011	(Depreciation)
CBOT US Treasury Notes	June 2011	$117.00	86	$13,223	$1,344	$11,879
CBOT US Treasury Notes	July 2011	117.00	246	128,443	69,188	59,255
CME 90-Day Eurodollar	September 2011	99.38	70	40,725	4,813	35,912

				$182,391	$75,345	$107,046

Open Futures Contracts

						Unrealized
Number of			Expiration	Value at	Value as of	Appreciation
Contracts	Type	Description	Month	Trade Date	April 30, 2011	(Depreciation)

898	Long	3 Month Euro EURIBOR Futures	June 2011	$327,725,039	$327,330,923	$(394,116)
1074	Long	90 Day Euro Dollar Futures	December 2011	266,947,675	267,264,900	317,225
41	Long	3 Month Sterling Futures	June 2011	73,249,098	73,271,355	22,257
152	Long	90 Day Euro Dollar Futures	March 2014	36,848,980	36,943,600	94,620
299	Long	90 Day Euro Dollar Futures	March 2012	74,091,275	74,290,288	199,013

						$238,999

Open Forward Foreign Currency Contracts

					Delivery	Unrealized	Unrealized
Counterparty	Contract to Deliver		In Exchange For		Date	Appreciation	(Depreciation)

Bank of America N.A.	GBP	3,389,000	USD	5,440,802	6/13/2011	$—	$(217,143)
	USD	5,915,000	KRW	6,669,754,000	5/9/2011	306,345	—
	USD	2,592,004	SGD	3,317,415	6/9/2011	118,157	—
	USD	844,000	CNY	5,608,380	9/14/2011	29,210	—
	USD	451,287	CNY	2,908,996	2/13/2012	6,189	—

						459,901	(217,143)

Barclays Bank PLC	USD	6,370,041	NOK	36,111,000	5/5/2011	511,916	—
	USD	1,704,280	INR	78,959,280	5/9/2011	79,435	—
	USD	1,553,534	MYR	4,800,000	8/11/2011	55,398	—
	USD	312,848	SGD	400,000	9/9/2011	13,973	—
	USD	8,692,397	TWD	249,124,090	1/11/2012	58,475	—
	USD	1,254,931	CNY	8,085,738	2/13/2012	16,651	—

						735,848	—

Citibank N.A.	CAD	7,671,000	USD	7,849,490	6/20/2011	—	(248,907)
	USD	790,781	BRL	1,339,582	6/2/2011	59,413	—
	USD	3,014,417	MYR	9,300,000	8/11/2011	102,888	—
	USD	703,751	SGD	900,000	9/9/2011	31,597	—
	USD	294,000	CNY	1,952,160	9/14/2011	9,946	—
	USD	2,687,336	CNY	17,318,712	2/13/2012	36,246	—

						240,090	(248,907)

Credit Suisse London Branch	EUR	31,735,000	USD	45,769,804	7/18/2011	—	(1,135,244)
	JPY	165,176,000	USD	1,973,299	7/14/2011	—	(63,715)

						—	(1,198,959)

HSBC Bank USA	BRL	1,106,300	USD	650,000	6/2/2011	—	(52,137)
	INR	78,959,280	USD	1,777,161	5/9/2011	—	(6,553)
	USD	875,000	CNY	5,818,313	6/15/2011	24,966	—
	USD	3,388,000	MXN	39,552,190	7/7/2011	27,461	—
	USD	876,566	MYR	2,697,632	8/11/2011	27,665	—
	USD	1,748,434	INR	78,959,280	8/12/2011	1,426	—

						81,518	(58,690)

JPMorgan Chase Bank N.A	EUR	4,468,000	USD	6,350,404	6/23/2011	—	(258,170)
	KRW	15,760,714,000	USD	14,434,210	5/9/2011	—	(266,909)
	USD	2,880,351	SGD	3,752,521	6/9/2011	185,269	—
	USD	1,505,130	GBP	925,000	6/13/2011	39,160	—
	USD	782,091	CAD	771,000	6/20/2011	31,866	—
	USD	519,228	MYR	1,600,000	8/11/2011	17,083	—
	USD	14,352,059	KRW	15,760,714,000	8/12/2011	258,678	—
	USD	1,357,469	SGD	1,731,406	9/9/2011	57,182	—
	USD	881,871	CNY	5,668,666	11/15/2011	4,182	—
	USD	3,074,799	CNY	19,844,899	2/13/2012	46,057	—

						639,477	(525,079)

Morgan Stanley And Co., Inc.	USD	8,000,000	KRW	9,090,960,000	5/9/2011	479,774	—
	USD	3,671,000	MXN	42,834,215	7/7/2011	27,874	—

						507,648	—

Royal Bank of Scotland PLC	AUD	14,060,000	USD	15,151,647	5/31/2011	—	(205,265)
	USD	433,890	NOK	2,461,000	5/5/2011	35,123	—
	USD	781,595	SGD	1,000,000	9/9/2011	35,458	—
	USD	183,000	CNY	1,213,290	9/14/2011	5,906	—
	USD	1,195,000	CNY	7,648,000	11/4/2011	—	(391)

						76,487	(205,656)

UBS AG	BRL	493,609	USD	290,000	6/2/2011	—	(23,279)
	BRL	260,327	USD	161,033	8/2/2011	—	(2,698)
	USD	163,112	BRL	260,327	6/2/2011	2,110	—
	USD	439,000	CNY	2,910,570	9/14/2011	14,168	—
	USD	1,818,290	CNY	11,708,877	2/13/2012	23,076	—

						39,354	(25,977)

Net Unrealized Appreciation/(Depreciation)						$2,780,323	$(2,480,411)

AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CNY	—	Yuan Renminbi
EUR	—	Euro Dollar
GBP	—	British Pound
INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NOK	—	Norwegian Krone
SGD	—	Singapore Dollar
TWD	—	Taiwan Dollar
USD	—	United States Dollar
Interest Rate Swap Contracts@

				Rates Exchanged
						Upfront	Gross
	Notional			Payments		Payments made	Unrealized
	Amount		Termination	Received by the	Payments Made by the	(Received) by	Appreciation /
Swap Counterparty	(000’s)		Date	Portfolio	Portfolio	the Portfolio	(Depreciation)
Barclays Bank PLC	AUD	5,000	12/15/17	5.500%	6 month AUD Bank Bill	$(23,050)	$(83,308)
	BRL	30,300	01/02/13	11.910%	1-Year BRL-CDI	97,986	(3,860)
	BRL	2,100	01/02/14	11.990%	1-Year BRL-CDI	481	457
	EUR	26,300	09/21/16	3.000%	6 month Euro EURIBOR	(770,293)	399,710
Goldman Sachs Bank USA	BRL	32,600	01/02/14	11.960%	1-Year BRL-CDI	(22,257)	15,885
	BRL	3,100	01/02/13	11.930%	1-Year BRL-CDI	(5,366)	19,071
HSBC BANK USA NA	BRL	11,400	01/02/14	11.935%	1-Year BRL-CDI	26,290	(100,232)
	BRL	8,900	01/02/13	11.890%	1-Year BRL-CDI	20,104	16,590
	BRL	7,500	01/02/14	12.120%	1-Year BRL-CDI	12,663	21,213
Morgan Stanley Capital Services, Inc.	BRL	3,400	01/02/13	12.590%	1-Year BRL-CDI	3,070	33,588
	BRL	2,700	01/02/12	11.670%	1-Year BRL-CDI	6,711	59,437
	BRL	400	01/02/13	11.980%	1-Year BRL-CDI	2,337	(129)
	MXN	69,600	03/5/13	6.500%	Lunar MXN - BANXICO	(2,524)	26,167
UBS AG	BRL	6,700	01/02/13	12.510%	1-Year BRL-CDI	(6,068)	(504)

Total						$(659,916)	$404,085

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection (1)

				Implied Credit			Upfront
				Spread at			Premiums	Unrealized
	Fixed Deal	Termination		April 30,	Notional		Paid/	Appreciation/
Reference Obligation	(Pay) Rate	Date	Counterparty	2011(3)	Amount(2)	Value	(Received)	(Depreciation)

Masco Corp. 6.125% due 10/03/2016	(5.000)%	12/20/2016	Barclays Bank PLC	2.4885%	$1,800,000	$(223,725)	$(197,604)	$(26,121)

Pearson Dollar Finance Two PLC 5.500% due 05/06/2013	(0.610)%	6/20/2013	Barclays Bank PLC	0.2904%	1,100,000	(7,569)	—	(7,569)

Reynolds American, Inc. 7.250% due 06/01/2013	(1.200)%	6/20/2013	Barclays Bank PLC	0.5497%	500,000	(6,974)	—	(6,974)

R.R. Donnelley & Sons 11.250% due 02/01/2019	(3.500)%	3/20/2019	Bank of America NA	3.0034%	1,100,000	(34,536)	—	(34,536)

Tate & Lyle International Finance PLC 6.500% due 06/28/2012	(1.150)%	6/20/2016	Barclays Bank PLC	0.9131%	2,300,000	(26,552)	—	(26,552)

Transocean, Inc. 7.378% due 04/15/2018	(1.000)%	6/20/2011	Barclays Bank PLC	0.4125%	400,000	(346)	337	(683)

						$(299,702)	$(197,267)	$(102,435)

@ Illiquid security
(1) If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2) The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
BRL-CDI — Brazil Interbank Deposit Rate
EURIBOR — Euro Interbank Offered Rate
LIBOR — London Interbank Offered Rate
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Asset Backed Securities	$—	$50,109,302	$3,494,066	$53,603,368
U.S. Corporate Bonds & Notes	—	100,717,174	1,189,465	101,906,639
Foreign Corporate Bonds & Notes	—	174,465,171	—	174,465,171
Foreign Government Agencies	—	32,479,031	—	32,479,031
U.S. Government Agencies	—	343,224,228	—	343,224,228
U.S. Government Treasuries	—	8,967,519	—	8,967,519
Municipal Bonds & Notes	—	18,781,311	—	18,781,311
Common Stock	—	2	0	2
Membership Interest Certificates	—	—	6	6
Warrants	—	—	45,000	45,000
Put Options — Purchased	—	37,835	—	37,835
Short-Term Investment Securities:
U.S. Government Agencies	—	899,920	—	899,920
U.S. Government Treasuries	—	88,846,056	—	88,846,056
Other Financial Instruments:@
Written Put Options on Credit Indicies — Appreciation	—	63,257	—	63,257
Written Options on Interest Rate Swap
Contracts — Appreciation	—	120,551	—	120,551
Written Put Options on Exchange Traded
Futures — Appreciation	107,046	—	—	107,046
Open Futures Contracts-Appreciation	633,115	—	—	633,115
Open Forward Foreign Currency Contracts-Appreciation		2,780,323		2,780,323
Interest Rate Swaps Contracts-Appreciation	—	592,118	—	592,118
Credit Default Swaps on Corporate & Sovereign
Issues — Buy Protection Appreciation	—	—	—	—

Total	$740,163	$822,083,796	$4,728,537	$827,552,496

LIABILITIES:
Bonds & Notes Sold Short:
U.S. Government Agencies	—	119,829,484	—	119,829,484
Other Financial Instruments:@
Written Straddle Options — Depreciation	—	73,055	—	73,055
Written Options on Interest Rate Swap
Contracts — Depreciation	—	119,410	—	119,410
Written Call Options on Exchange Traded
Futures — Depreciation	80,489	—	—	80,489
Open Futures Contracts-Depreciation	394,116	—	—	394,116
Open Forward Foreign Currency Contracts-Depreciation	—	2,480,411	—	2,480,411
Interest Rate Swaps Contracts-Depreciation	—	188,033	—	188,033
Credit Default Swaps on Corporate & Sovereign
Issues — Buy Protection Depreciation	—	102,435	—	102,435

Total	$474,605	$122,690,393	$—	$123,164,998

@ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

				Membership
	Asset Backed	U.S. Corporate	Common	Interest
	Securities	Bonds & Notes	Stock	Certificates	Warrants
Balance as of 1/31/2011	$3,476,179	$95,872	$0	$6	$45,000
Accrued discounts	—	—	—	—	—
Accrued premiums	—	—	—	—	—
Realized gain	—	—	—	—	—
Realized loss	—	(703)	—	—	—
Change in unrealized appreciation(1)	17,887	3,050	—	—	—
Change in unrealized depreciation(1)	—	(836)	—	—	—
Net purchases	—	1,100,000	—	—	—
Net sales	—	(7,918)	—	—	—
Transfers into Level 3(2)	—	—	—	—	—
Transfers out of Level 3(2)	—	—	—	—	—

Balance as of 4/30/2011	$3,494,066	$1,189,465	$0	$6	$45,000

(1)	The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at April 30, 2011 includes:

			Membership
Asset Backed	U.S. Corporate	Common	Interest
Securities	Bonds & Notes	Stock	Certificates	Warrants
$17,887	$3,886	$—	$—	$—

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS — April 30, 2011
(unaudited)

Common Stock — 61.1%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 0.2%
General Dynamics Corp.	$4,300	$313,126

AEROSPACE/DEFENSE-EQUIPMENT — 0.7%
United Technologies Corp.	10,470	937,903

AIRLINES — 0.2%
Alaska Air Group, Inc.†	2,500	164,675
United Continental Holdings, Inc.	7,200	164,304

		328,979

APPAREL MANUFACTURERS — 0.1%
Coach, Inc.	935	55,922
VF Corp.	1,100	110,616

		166,538

APPLICATIONS SOFTWARE — 1.2%
Citrix Systems, Inc.†	1,006	84,846
Microsoft Corp.	63,952	1,664,031

		1,748,877

AUCTION HOUSE/ART DEALERS — 0.1%
Sotheby’s	3,100	156,612

AUTO-CARS/LIGHT TRUCKS — 0.7%
Ford Motor Co.†	20,800	321,776
General Motors Co.†	22,563	724,047

		1,045,823

AUTO-HEAVY DUTY TRUCKS — 0.3%
PACCAR, Inc.	8,686	461,313

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.6%
Johnson Controls, Inc.	18,440	756,040
TRW Automotive Holdings Corp.†	2,500	142,650

		898,690

BANKS-COMMERCIAL — 0.2%
BB&T Corp.	4,617	124,290
Regions Financial Corp.	8,095	59,417
SVB Financial Group†	510	30,824
Zions Bancorporation	1,009	24,670

		239,201

BANKS-FIDUCIARY — 0.1%
State Street Corp.	3,929	182,895

BANKS-SUPER REGIONAL — 2.4%
Capital One Financial Corp.	12,850	703,280
Fifth Third Bancorp	8,382	111,229
Huntington Bancshares, Inc.	28,545	193,821
PNC Financial Services Group, Inc.	7,500	467,550
SunTrust Banks, Inc.	12,500	352,375
US Bancorp	6,615	170,799
Wells Fargo & Co.	45,336	1,319,731

		3,318,785

BATTERIES/BATTERY SYSTEMS — 0.1%
Energizer Holdings, Inc.†	2,400	181,272

BEVERAGES-NON-ALCOHOLIC — 1.0%
Coca-Cola Co.	13,843	933,849
PepsiCo, Inc.	5,916	407,553

		1,341,402

BEVERAGES-WINE/SPIRITS — 0.1%
Constellation Brands, Inc., Class A†	4,900	109,711

BREWERY — 0.1%
Molson Coors Brewing Co., Class B	2,700	131,625

BUILDING-RESIDENTIAL/COMMERCIAL — 0.2%
Lennar Corp., Class A	4,913	93,298
NVR, Inc.†	215	158,956

		252,254

CABLE/SATELLITE TV — 0.4%
Comcast Corp., Class A	13,420	352,141
Time Warner Cable, Inc.	1,800	140,634

		492,775

CELLULAR TELECOM — 0.3%
Sprint Nextel Corp.†	73,977	383,201

CHEMICALS-DIVERSIFIED — 1.5%
Dow Chemical Co.	13,773	564,555
E.I. du Pont de Nemours & Co.	19,192	1,089,914
Georgia Gulf Corp.†	1,000	39,380
PPG Industries, Inc.	3,800	359,746

		2,053,595

CHEMICALS-SPECIALTY — 0.1%
Eastman Chemical Co.	1,400	150,150

COMMERCIAL SERVICES — 0.3%
Alliance Data Systems Corp.†	2,050	194,750
Weight Watchers International, Inc.	2,400	186,600

		381,350

COMMERCIAL SERVICES-FINANCE — 0.2%
Mastercard, Inc., Class A	757	208,849
Visa, Inc., Class A	804	62,808

		271,657

COMPUTER SERVICES — 1.4%
Cognizant Technology Solutions Corp., Class A†	3,812	316,015
International Business Machines Corp.	9,743	1,661,961

		1,977,976

COMPUTERS — 2.7%
Apple, Inc.†	9,978	3,474,639
Hewlett-Packard Co.	6,984	281,944

		3,756,583

COMPUTERS-MEMORY DEVICES — 0.5%
EMC Corp.	15,683	444,456
SanDisk Corp.†	4,236	208,157
Seagate Technology PLC	1,300	22,906

		675,519

CONSULTING SERVICES — 0.0%
Genpact, Ltd.†	1,656	26,645

CONSUMER PRODUCTS-MISC. — 0.2%
Kimberly-Clark Corp.	4,900	323,694

COSMETICS & TOILETRIES — 0.9%
Colgate-Palmolive Co.	4,315	363,970
Procter & Gamble Co.	12,918	838,378

		1,202,348

CRUISE LINES — 0.3%
Carnival Corp.(1)	9,834	374,380

DIALYSIS CENTERS — 0.0%
DaVita, Inc.†	601	52,942

DIVERSIFIED BANKING INSTITUTIONS — 3.1%
Bank of America Corp.	99,552	1,222,499
Citigroup, Inc.	339,685	1,559,154
Goldman Sachs Group, Inc.	9,014	1,361,204
Morgan Stanley	8,379	219,111

		4,361,968

DIVERSIFIED MANUFACTURING OPERATIONS — 2.6%
3M Co.	6,164	599,202
General Electric Co.	14,379	294,051
Honeywell International, Inc.	18,832	1,153,083
Parker Hannifin Corp.	7,156	674,954
Tyco International, Ltd.	18,250	889,505

		3,610,795

E-COMMERCE/PRODUCTS — 0.4%
Amazon.com, Inc.†	3,177	624,281

E-COMMERCE/SERVICES — 0.1%
IAC/InterActive Corp.†	4,800	173,328

ELECTRIC-INTEGRATED — 1.2%
American Electric Power Co., Inc.	10,850	395,808
Constellation Energy Group, Inc.	2,126	77,429
FirstEnergy Corp.	3,314	132,427
NextEra Energy, Inc.	7,759	438,927
Northeast Utilities	5,146	183,198
NV Energy, Inc.	10,826	164,447
PG&E Corp.	2,715	125,107
PPL Corp.	1,900	52,117
Public Service Enterprise Group, Inc.	4,349	139,907
SCANA Corp.	889	36,911

		1,746,278

ELECTRONIC COMPONENTS-MISC. — 0.2%
TE Connectivity, Ltd.	6,552	234,889
Vishay Intertechnology, Inc.†	4,100	78,228

		313,117

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.1%
Broadcom Corp., Class A	12,303	432,819
Intersil Corp., Class A	9,015	133,152
LSI Corp.†	11,800	86,494
NVIDIA Corp.†	12,166	243,320
Xilinx, Inc.	20,451	712,922

		1,608,707

ELECTRONIC FORMS — 0.2%
Adobe Systems, Inc.†	10,059	337,479

ELECTRONIC MEASUREMENT INSTRUMENTS — 0.2%
Agilent Technologies, Inc.†	4,100	204,631

ENGINEERING/R&D SERVICES — 0.3%
Fluor Corp.	4,338	303,400
KBR, Inc.	4,400	168,828

		472,228

ENGINES-INTERNAL COMBUSTION — 0.3%
Cummins, Inc.	3,800	456,684

ENTERPRISE SOFTWARE/SERVICE — 1.0%
Oracle Corp.	40,875	1,473,544

FINANCE-CREDIT CARD — 0.2%
American Express Co.	4,192	205,743

FINANCE-INVESTMENT BANKER/BROKER — 0.1%
TD Ameritrade Holding Corp.	3,398	73,193

FINANCE-OTHER SERVICES — 0.1%
CME Group, Inc.	555	164,152

FOOD-MEAT PRODUCTS — 0.2%
Smithfield Foods, Inc.†	6,700	157,852
Tyson Foods, Inc., Class A	7,900	157,210

		315,062

FOOD-MISC. — 0.3%
Campbell Soup Co.	5,495	184,577
General Mills, Inc.	7,676	296,140

		480,717

FOOD-RETAIL — 0.2%
Kroger Co.	14,000	340,340

FOOD-WHOLESALE/DISTRIBUTION — 0.2%
Sysco Corp.	9,345	270,164

FOOTWEAR & RELATED APPAREL — 0.1%
Deckers Outdoor Corp.†	1,400	118,804

GAS-DISTRIBUTION — 0.5%
Sempra Energy	11,923	656,957

HOSPITAL BEDS/EQUIPMENT — 0.1%
Kinetic Concepts, Inc.†	3,200	188,896

HOTELS/MOTELS — 0.2%
Starwood Hotels & Resorts Worldwide, Inc.	1,270	75,654
Wyndham Worldwide Corp.	5,600	193,816

		269,470

INDEPENDENT POWER PRODUCERS — 0.0%
GenOn Energy, Inc.†	703	2,763

INDUSTRIAL GASES — 0.1%
Air Products & Chemicals, Inc.	1,898	181,297

INSTRUMENTS-SCIENTIFIC — 0.2%
Thermo Fisher Scientific, Inc.	5,174	310,388

INSURANCE-LIFE/HEALTH — 1.1%
Aflac, Inc.	3,192	179,358
Lincoln National Corp.	5,900	184,257
Protective Life Corp.	5,800	156,078
Prudential Financial, Inc.	17,030	1,080,043

		1,599,736

INSURANCE-MULTI-LINE — 0.7%
ACE, Ltd.	6,028	405,383
Hartford Financial Services Group, Inc.	2,400	69,528
MetLife, Inc.	9,481	443,616
XL Group PLC	4,328	105,690

		1,024,217

INSURANCE-REINSURANCE — 0.4%
Berkshire Hathaway, Inc., Class B†	2,386	198,754
Endurance Specialty Holdings, Ltd.	3,700	164,058
Everest Re Group, Ltd.	534	48,658
RenaissanceRe Holdings, Ltd.	2,213	155,530

		567,000

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.4%
Ameriprise Financial, Inc.	7,700	477,862
Invesco, Ltd.	5,514	137,133

		614,995

MACHINERY-CONSTRUCTION & MINING — 0.1%
Joy Global, Inc.	1,000	100,950

MEDICAL INSTRUMENTS — 0.0%
Medtronic, Inc.	1,200	50,100

MEDICAL PRODUCTS — 1.2%
Baxter International, Inc.	2,819	160,401
Becton, Dickinson and Co.	1,790	153,833
Cooper Cos., Inc.	2,400	179,760
Covidien PLC	8,809	490,573
Johnson & Johnson	11,132	731,595

		1,716,162

MEDICAL-BIOMEDICAL/GENE — 1.2%
Amgen, Inc.	5,100	289,935
Biogen Idec, Inc.†	9,438	918,789

Celgene Corp.†	6,787	399,619
Dendreon Corp.†	3,469	150,659

		1,759,002

MEDICAL-DRUGS — 2.8%
Abbott Laboratories	14,242	741,154
Endo Pharmaceuticals Holdings, Inc.†	4,000	156,640
Merck & Co., Inc.	36,123	1,298,622
Pfizer, Inc.	83,112	1,742,027

		3,938,443

MEDICAL-HMO — 1.1%
AMERIGROUP Corp.†	2,400	163,920
Humana, Inc.	3,312	252,109
UnitedHealth Group, Inc.	20,609	1,014,581
WellPoint, Inc.	1,773	136,149

		1,566,759

MEDICAL-HOSPITALS — 0.1%
Universal Health Services, Inc., Class B	3,400	186,252

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.4%
Cardinal Health, Inc.	10,341	451,799
McKesson Corp.	1,129	93,718

		545,517

METAL PROCESSORS & FABRICATION — 0.1%
Timken Co.	3,000	169,170

METAL-ALUMINUM — 0.3%
Alcoa, Inc.	23,035	391,595

METAL-COPPER — 0.5%
Freeport-McMoRan Copper & Gold, Inc.	12,874	708,456

METAL-IRON — 0.1%
Cliffs Natural Resources, Inc.	1,350	126,522

MULTIMEDIA — 1.7%
Time Warner, Inc.	38,777	1,468,097
Viacom, Inc., Class B	9,800	501,368
Walt Disney Co.	9,870	425,397

		2,394,862

NETWORKING PRODUCTS — 0.8%
Cisco Systems, Inc.	44,474	780,964
Juniper Networks, Inc.†	7,658	293,531

		1,074,495

OFFICE AUTOMATION & EQUIPMENT — 0.4%
Xerox Corp.	56,000	565,040

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.5%
Anadarko Petroleum Corp.	1,200	94,728
Apache Corp.	5,855	780,881
Devon Energy Corp.	5,974	543,634
EOG Resources, Inc.	5,623	634,893
Noble Energy, Inc.	420	40,433
Occidental Petroleum Corp.	12,132	1,386,566
Southwestern Energy Co.†	1,904	83,510

		3,564,645

OIL COMPANIES-INTEGRATED — 4.5%
Chevron Corp.	20,627	2,257,419
ConocoPhillips	5,779	456,137
Exxon Mobil Corp.	38,151	3,357,288
Hess Corp.	1,742	149,742
Marathon Oil Corp.	1,600	86,464

		6,307,050

OIL FIELD MACHINERY & EQUIPMENT — 0.2%
Cameron International Corp.†	1,434	75,601
National Oilwell Varco, Inc.	3,500	268,415

		344,016

OIL REFINING & MARKETING — 0.4%
Valero Energy Corp.	18,100	512,230

OIL-FIELD SERVICES — 0.7%
Baker Hughes, Inc.	1,485	114,954
Halliburton Co.	2,056	103,787
Schlumberger, Ltd.	8,645	775,889

		994,630

PHARMACY SERVICES — 0.1%
Medco Health Solutions, Inc.†	1,748	103,709

PIPELINES — 0.1%
Williams Cos., Inc.	3,999	132,647

PRINTING-COMMERCIAL — 0.1%
R.R. Donnelley & Sons Co.	6,700	126,362

PUBLISHING-NEWSPAPERS — 0.2%
Gannett Co., Inc.	17,058	256,893

REAL ESTATE INVESTMENT TRUSTS — 0.5%
Annaly Capital Management, Inc.	7,900	140,936
Digital Realty Trust, Inc.	1,600	96,544
HCP, Inc.	4,800	190,176
Health Care REIT, Inc.	2,800	150,556
Regency Centers Corp.	570	26,824
Simon Property Group, Inc.	1,409	161,387

		766,423

RETAIL-APPAREL/SHOE — 0.1%
Limited Brands, Inc.	4,500	185,220

RETAIL-AUTO PARTS — 0.3%
AutoZone, Inc.†	1,223	345,351

RETAIL-BUILDING PRODUCTS — 0.3%
Home Depot, Inc.	8,044	298,754
Lowe’s Cos., Inc.	5,879	154,324

		453,078

RETAIL-COMPUTER EQUIPMENT — 0.1%
GameStop Corp., Class A†	4,000	102,720

RETAIL-DISCOUNT — 0.4%
Target Corp.	3,131	153,732
Wal-Mart Stores, Inc.	6,950	382,111

		535,843

RETAIL-DRUG STORE — 0.2%
CVS Caremark Corp.	5,839	211,605

RETAIL-JEWELRY — 0.1%
Signet Jewelers, Ltd.†	4,000	175,000

RETAIL-OFFICE SUPPLIES — 0.1%
Staples, Inc.	8,009	169,310

RETAIL-REGIONAL DEPARTMENT STORES — 0.2%
Kohl’s Corp.	2,153	113,485
Macy’s, Inc.	6,600	157,806

		271,291

RETAIL-RESTAURANTS — 0.4%
Darden Restaurants, Inc.	5,065	237,903
Yum! Brands, Inc.	6,425	344,637

		582,540

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.3%
Analog Devices, Inc.	3,705	149,349
Marvell Technology Group, Ltd.†	21,635	333,828

		483,177

SEMICONDUCTOR EQUIPMENT — 0.6%
Applied Materials, Inc.	23,050	361,655
KLA-Tencor Corp.	2,906	127,573
Lam Research Corp.†	8,035	388,171

		877,399

TELECOMMUNICATION EQUIPMENT — 0.1%
Harris Corp.	3,000	159,390

TELEPHONE-INTEGRATED — 1.7%
AT&T, Inc.	28,253	879,233
CenturyLink, Inc.	9,734	396,953
Frontier Communications Corp.	1,597	13,207
Verizon Communications, Inc.	27,945	1,055,762

		2,345,155

TELEVISION — 0.4%
CBS Corp., Class B	19,700	496,834

THERAPEUTICS — 0.1%
Warner Chilcott PLC, Class A	6,300	145,215

TOBACCO — 0.8%
Lorillard, Inc.	2,800	298,200
Philip Morris International, Inc.	11,900	826,336

		1,124,536

TRANSACTIONAL SOFTWARE — 0.1%
VeriFone Systems, Inc.†	2,900	158,978

TRANSPORT-RAIL — 1.0%
Norfolk Southern Corp.	16,228	1,211,907
Union Pacific Corp.	1,300	134,511

		1,346,418

VITAMINS & NUTRITION PRODUCTS — 0.1%
Herbalife, Ltd.	2,000	179,560

WATER — 0.1%
American Water Works Co., Inc.	2,739	80,472

WEB PORTALS/ISP — 0.2%
Google, Inc., Class A†	583	317,210

WIRELESS EQUIPMENT — 0.4%
American Tower Corp., Class A†	1,371	71,717
Motorola Mobility Holdings, Inc.†	3,423	89,203
QUALCOMM, Inc.	8,063	458,301

		619,221

TOTAL COMMON STOCK (cost $72,232,136)		86,472,208

Asset Backed Securities — 6.9%

AUTOMOBILE — 0.1%
Ally Auto Receivables Trust Series 2010-1, Class A2 0.75% due 04/15/12	27,070	27,074
Mercedes-Benz Auto Receivables Trust Series 2010-1, Class A2 0.70% due 08/15/12	67,859	67,896
Wachovia Auto Owner Trust Series 2008-A, Class A3A 4.81% due 09/20/12	7,603	7,629

		102,599

DIVERSIFIED FINANCIAL SERVICES — 6.8%
American Home Mtg. Assets FRS Series 2006-2, Class 1A1 1.27% due 09/25/46(2)	89,071	46,462
BA Credit Card Trust FRS Series 2008-A5, Class A5 1.40% due 12/16/13	250,000	250,551
Banc of America Alternative Loan Trust Series 2004-5, Class 4A1 5.00% due 06/25/19	124,039	124,776
Banc of America Mtg. Securities, Inc. Series 2004-5, Class 3A2 4.75% due 06/25/19(2)	57,249	58,717
Bank of America Credit Card Trust FRS Series 2008-A7, Class A7 0.90% due 12/15/14	110,000	110,745
Bear Stearns Commercial Mtg. Securities, Inc. Series 2006-PW14, Class AM 5.24% due 12/11/38	55,000	57,052
Citibank Omni Master Trust FRS Series 2010-5A, Class A 2.30% due 05/16/16*	480,000	486,897
Citigroup Mtg. Loan Trust Series 2007-12 Class 2A1 6.50% due 10/25/36*(2)	325,897	224,315
Citigroup Mtg. Loan Trust, Inc. FRS Series 2007-WFH2, Class A2 0.34% due 03/25/37	143,699	136,735
Citimortgage Alternative Loan Trust Series 2007-A1, Class 1A7 6.00% due 01/25/37(2)	309,088	231,748
Countrywide Alternative Loan Trust Series 2006-J5, Class 1A1 6.50% due 09/25/36(2)	630,069	409,946
Countrywide Alternative Loan Trust FRS Series 2006-OA9, Class 1A1 0.40% due 07/25/36(2)	597,291	279,812
Countrywide Home Loan Mtg. Pass Through Trust Series 2005-21, Class A2 5.50% due 10/25/35(2)	140,636	131,646
Credit Suisse Mtg. Capital Certificates VRS Series 2004-AR8, Class 2A1 2.84% due 09/25/34(2)	102,215	97,085
Daimler Chrysler Auto Trust Series 2007-A, Class A4 5.28% due 03/08/13	140,411	143,095
Discover Card Master Trust FRS Series 2009-A1, Class A1 1.50% due 12/15/14	100,000	101,259
Discover Card Master Trust FRS Series 2009-A2, Class A 1.50% due 02/17/15	480,000	486,595
First National Master Note Trust FRS Series 2009-1, Class A 1.55% due 05/15/14	400,000	399,689
First National Master Note Trust FRS Series 2009-3, Class A 1.55% due 07/15/15	435,000	437,665
First Union National Bank Commercial Mtg. Series 2002-C1, Class A2 6.14% due 02/12/34	225,068	230,619

GS Mtg. Securities Corp. II, VRS Series 2006-GG6, Class A4 5.55% due 04/10/38(3)	1,000,000	1,089,548
GSAMP Trust FRS Series 2006-FM1, Class A2C 0.35% due 04/25/36	518,056	343,193
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2005-LDP2, Class ASB 4.66% due 07/15/42	222,284	232,808
LB-UBS Commercial Mtg. Trust VRS Series 2003-C8, Class A4 5.12% due 11/15/32	295,000	314,719
Lehman Brothers Floating Rate Commercial Mtg. Trust FRS Series 2006-LLFA, Class A2 0.32% due 09/15/21	195,760	191,642
Lehman Mtg. Trust Series 2007-4, Class 4A1 6.00% due 05/25/37(2)	75,122	61,665
MBNA Credit Card Master Note Trust FRS Series 2002-A3, Class A3 0.44% due 09/15/14	345,000	345,305
Merrill Lynch Mtg. Trust VRS Series 2005-CK11, Class A6 5.40% due 11/12/37(3)	1,000,000	1,091,165
Morgan Stanley Capital I, Series 2006-IQ12 Class A4 5.33% due 12/15/43(3)	265,000	286,242
Option One Mtg. Loan Trust FRS Series 2007-6, Class 2A1 0.25% due 06/25/37	125,211	121,570
Wachovia Bank Commercial Mtg. Trust VRS Series 2005-C21, Class A4 5.38% due 10/15/44(3)	90,000	98,367
Wachovia Bank Commercial Mtg. Trust VRS Series 2006-C25, Class A5 5.92% due 05/15/43(3)	145,000	161,389
Wachovia Bank Commercial Mtg. Trust VRS Series 2006-C26, Class AM 6.16% due 06/15/45(3)	110,000	118,190
Washington Mutual Mtg. Pass-Through Certificates Series 2006-5, Class 2CB1 6.00% due 07/25/36(2)	192,258	116,619
Wells Fargo Home Equity Trust FRS Series 2006-1, Class A3 0.34% due 05/25/36	157,907	154,545
Wells Fargo Home Equity Trust VRS Series 2004-2, Class AI6 5.00% due 05/25/34	105,000	107,501
Wells Fargo Mtg. Backed Securities Trust Series 2005-2, Class 2A1 4.75% due 04/25/20(2)	78,301	81,380
Wells Fargo Mtg. Backed Securities Trust Series 2007-7, Class A1 6.00% due 06/25/37(2)	337,323	320,949

		9,682,206

TOTAL ASSET BACKED SECURITIES (cost $10,491,254)		9,784,805

U.S. Corporate Bonds & Notes — 7.7%

APPAREL MANUFACTURERS — 0.0%
Hanesbrands, Inc. Senior Notes 8.00% due 12/15/16	35,000	38,019

BANKS-COMMERCIAL — 0.1%
Credit Suisse New York Sub. Notes 6.00% due 02/15/18	85,000	92,196

BANKS-SUPER REGIONAL — 0.2%
Wells Fargo & Co. Senior Notes 3.68% due 06/15/16	285,000	292,895

BEVERAGES-WINE/SPIRITS — 0.1%
Constellation Brands, Inc. Company Guar. Notes 7.25% due 09/01/16	110,000	119,900

BREWERY — 0.2%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 5.38% due 01/15/20	35,000	38,477

Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 6.88% due 11/15/16	80,000	96,419
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 7.20% due 01/15/14	85,000	97,155

		232,051

BROADCAST SERVICES/PROGRAM — 0.1%
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes, Series B 9.25% due 12/15/17	100,000	111,250

CABLE TV — 0.0%
Comcast Corp. Company Guar. Notes 6.30% due 11/15/17	40,000	45,997

CABLE/SATELLITE TV — 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 7.25% due 10/30/17	100,000	106,500
Comcast Corp. Company Guar. Notes 6.50% due 01/15/17	65,000	75,189
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. Company Guar. Notes 5.00% due 03/01/31	155,000	159,020
Echostar DBS Corp. Company Guar. Notes 7.13% due 02/01/16	110,000	117,150

Time Warner Cable, Inc. Senior Notes 5.88% due 11/15/40	45,000	43,867

		501,726

CELLULAR TELECOM — 0.0%
MetroPCS Wireless, Inc. Company Guar. Notes 7.88% due 09/01/18	30,000	32,325

CHEMICALS-DIVERSIFIED — 0.1%
Lyondell Chemical Co. Senior Sec. Notes 11.00% due 05/01/18	100,000	113,000

CHEMICALS-SPECIALTY — 0.0%
Huntsman International LLC Company Guar. Notes 5.50% due 06/30/16	35,000	34,913

COAL — 0.0%
Arch Coal, Inc. Company Guar. Notes 8.75% due 08/01/16	55,000	61,600

COMMERCIAL SERVICES — 0.0%
Iron Mountain, Inc. Company Guar. Notes 6.63% due 01/01/16	25,000	25,031

CONSUMER PRODUCTS-MISC. — 0.3%
Jarden Corp. Company Guar. Notes 7.50% due 05/01/17	25,000	26,844
Jarden Corp. Company Guar. Notes 8.00% due 05/01/16	35,000	38,413
Reynolds Group Issuer, Inc. Senior Sec. Notes 7.13% due 04/15/19*	100,000	104,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC Company Guar. Notes 9.00% due 04/15/19*	100,000	105,375
Spectrum Brands Holdings, Inc. Senior Sec. Notes 9.50% due 06/15/18*	95,000	106,162

		381,044

DATA PROCESSING/MANAGEMENT — 0.1%
First Data Corp. Senior Sec. Notes 8.88% due 08/15/20*	100,000	109,500

DIVERSIFIED BANKING INSTITUTIONS — 1.1%
Bank of America Corp. Senior Notes 3.63% due 03/17/16	135,000	135,686
Bank of America Corp. Senior Notes 4.50% due 04/01/15	90,000	94,687
Bank of America Corp. Senior Notes 5.65% due 05/01/18	80,000	85,204
Bank of America Corp. Senior Notes 6.50% due 08/01/16	100,000	112,730
Citigroup, Inc. Senior Notes 4.59% due 12/15/15	160,000	169,321
Citigroup, Inc. Senior Notes 4.75% due 05/19/15	145,000	154,454
Citigroup, Inc. Senior Notes 5.38% due 08/09/20	35,000	36,600
Citigroup, Inc. Senior Notes 5.50% due 04/11/13	105,000	112,399
Citigroup, Inc. Senior Notes 5.50% due 10/15/14	60,000	65,422
Citigroup, Inc. Senior Notes 6.00% due 08/15/17	25,000	27,563
Goldman Sachs Group, Inc. Senior Notes 6.15% due 04/01/18	75,000	82,965
Goldman Sachs Group, Inc. Senior Notes 6.25% due 02/01/41	85,000	87,203
Goldman Sachs Group, Inc. Senior Notes 7.50% due 02/15/19	95,000	112,811
Morgan Stanley Senior Notes 5.45% due 01/09/17	120,000	128,510
Morgan Stanley Senior Notes 5.50% due 01/26/20	80,000	81,888
Morgan Stanley Senior Notes 5.75% due 01/25/21	100,000	104,016

		1,591,459

DIVERSIFIED FINANCIAL SERVICES — 0.1%
General Electric Capital Corp. Senior Notes 5.88% due 01/14/38	115,000	116,309

DIVERSIFIED MANUFACTURING OPERATIONS — 0.1%
General Electric Co. Senior Notes 5.25% due 12/06/17	85,000	94,113

ELECTRIC-GENERATION — 0.0%
The AES Corp. Senior Notes 9.75% due 04/15/16	45,000	52,087

ELECTRIC-INTEGRATED — 0.3%
Dominion Resources, Inc. Senior Notes 5.20% due 08/15/19	175,000	188,428
Entergy Arkansas, Inc. 1st. Mtg. Notes 3.75% due 02/15/21	65,000	60,943
Oncor Electric Delivery Co. LLC Senior Sec. Notes 5.25% due 09/30/40*	45,000	42,995
Southern Energy, Inc. Escrow Notes 7.90% due 07/15/09(4)(5)†	200,000	0
Xcel Energy, Inc. Senior Notes 4.70% due 05/15/20	95,000	98,922

		391,288

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.0%
Amkor Technology, Inc. Senior Notes 7.38% due 05/01/18	45,000	47,250

ENTERPRISE SOFTWARE/SERVICE — 0.1%
JDA Software Group, Inc. Company Guar. Notes 8.00% due 12/15/14	35,000	38,500
Oracle Corp. Senior Notes 5.38% due 07/15/40*	85,000	84,931
Oracle Corp. Senior Notes 6.13% due 07/08/39	30,000	32,896
Oracle Corp. Notes 6.50% due 04/15/38	15,000	17,328

		173,655

FINANCE-AUTO LOANS — 0.1%
Ford Motor Credit Co., LLC Senior Notes 6.63% due 08/15/17	100,000	110,115

FINANCE-CONSUMER LOANS — 0.2%
HSBC Finance Corp. Notes 5.00% due 06/30/15	225,000	244,523

FINANCE-CREDIT CARD — 0.2%
American Express Credit Corp. Senior Notes 7.30% due 08/20/13	275,000	308,948

FINANCE-INVESTMENT BANKER/BROKER — 0.1%
Credit Suisse USA, Inc. Senior Notes 5.50% due 08/16/11	80,000	81,166
Lehman Brothers Holdings Capital Trust VII Ltd. Guar. Notes 5.86% due 05/31/12†(4)(6)(7)(8)	230,000	23

		81,189

FOOD-MISC. — 0.3%
Kraft Foods, Inc. Senior Notes 5.38% due 02/10/20	150,000	162,347
Kraft Foods, Inc. Senior Bonds 6.00% due 02/11/13	230,000	249,028

		411,375

FUNERAL SERVICES & RELATED ITEMS — 0.0%
Service Corp. International Senior Notes 6.75% due 04/01/16	55,000	59,125

HOME FURNISHINGS — 0.1%
Sealy Mattress Co. Company Guar. Notes 8.25% due 06/15/14	90,000	90,225
Simmons Bedding Co. Company Guar. Notes 11.25% due 07/15/15*	45,000	48,150

		138,375

INDEPENDENT POWER PRODUCERS — 0.1%
NRG Energy, Inc. Company Guar. Notes 7.38% due 02/01/16	110,000	114,125

INSURANCE-LIFE/HEALTH — 0.2%
Pricoa Global Funding I Senior Notes 5.40% due 10/18/12*	170,000	180,166
Prudential Financial, Inc. Senior Notes 7.38% due 06/15/19	85,000	101,221

		281,387

INSURANCE-MULTI-LINE — 0.1%
Metropolitan Life Global Funding I Senior Sec. Notes 5.13% due 04/10/13*	100,000	107,074

MACHINERY-FARMING — 0.1%
Case New Holland, Inc. Senior Notes 7.88% due 12/01/17*	70,000	78,225

MEDICAL LABS & TESTING SERVICES — 0.0%
Roche Holdings, Inc. Company Guar. Notes 6.00% due 03/01/19*	60,000	68,837

MEDICAL PRODUCTS — 0.1%
LVB Acquisition Holding LLC Company Guar. Notes 10.38% due 10/15/17(9)	85,000	94,456

MEDICAL-DRUGS — 0.1%
Abbott Laboratories Senior Notes 5.30% due 05/27/40	55,000	55,242
Valeant Pharmaceuticals International Company Guar. Notes 7.25% due 07/15/22*	55,000	54,106

		109,348

MEDICAL-GENERIC DRUGS — 0.1%
Watson Pharmaceuticals, Inc. Senior Notes 6.13% due 08/15/19	65,000	73,283

MEDICAL-HMO — 0.1%
UnitedHealth Group, Inc. Senior Notes 5.70% due 10/15/40	85,000	84,876
WellPoint, Inc. Senior Notes 5.80% due 08/15/40	45,000	45,504

		130,380

MEDICAL-HOSPITALS — 0.2%
Community Health Systems, Inc. Company Guar. Notes 8.88% due 07/15/15	15,000	15,337
HCA, Inc. Sec. Notes 9.63% due 11/15/16(9)	145,000	155,694
Health Management Associates, Inc. Senior Sec. Notes 6.13% due 04/15/16	115,000	119,169

		290,200

MULTIMEDIA — 0.2%
NBC Universal, Inc. Senior Notes 4.38% due 04/01/21*	130,000	126,880
News America, Inc. Company Guar. Bonds 6.40% due 12/15/35	70,000	73,851
News America, Inc. Company Guar. Notes 7.85% due 03/01/39	25,000	30,274
Time Warner, Inc. Company Guar. Bonds 6.25% due 03/29/41	105,000	109,384

		340,389

MUSIC — 0.0%
Steinway Musical Instruments Senior Notes 7.00% due 03/01/14*	15,000	15,225

NETWORKING PRODUCTS — 0.1%
Cisco Systems, Inc. Senior Notes 5.50% due 01/15/40	80,000	80,803

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.3%
Anadarko Petroleum Corp. Senior Notes 6.38% due 09/15/17	135,000	152,477
Apache Corp. Senior Notes 5.10% due 09/01/40	90,000	86,297
Chesapeake Energy Corp. Company Guar. Notes 6.50% due 08/15/17	45,000	49,050
Denbury Resources, Inc. Company Guar. Notes 9.75% due 03/01/16	70,000	78,925
Petrohawk Energy Corp. Company Guar. Notes 7.88% due 06/01/15	35,000	37,100

		403,849

OIL COMPANIES-INTEGRATED — 0.0%
ConocoPhillips Company Guar. Notes 6.50% due 02/01/39	60,000	70,103

OIL REFINING & MARKETING — 0.0%
Valero Energy Corp. Company Guar. Notes 6.63% due 06/15/37	50,000	52,594

PIPELINES — 0.4%
DCP Midstream LLC Senior Notes 5.35% due 03/15/20*	60,000	63,032
DCP Midstream LLC Senior Notes 9.75% due 03/15/19*	55,000	71,405
Enterprise Products Operating LLC Company Guar. Notes 7.55% due 04/15/38	50,000	60,135
Kinder Morgan Energy Partners LP Senior Notes 6.38% due 03/01/41	95,000	99,774
ONEOK Partners LP Senior Notes 6.13% due 02/01/41	95,000	98,119
Plains All American Pipeline LP Company Guar. Notes 5.75% due 01/15/20	100,000	108,458
Plains All American Pipeline LP/PAA Finance Corp. Company Guar. Notes 6.50% due 05/01/18	45,000	51,262

		552,185

PRIVATE CORRECTIONS — 0.1%
Corrections Corp. of America Company Guar. Notes 7.75% due 06/01/17	85,000	93,075

REAL ESTATE INVESTMENT TRUSTS — 0.1%
HCP, Inc. Senior Notes 5.38% due 02/01/21	70,000	72,762
Host Hotels & Resorts LP Company Guar. Notes 6.75% due 06/01/16	60,000	61,950

		134,712

RETAIL-BUILDING PRODUCTS — 0.0%
Home Depot, Inc. Senior Bonds 5.95% due 04/01/41	55,000	56,399

RETAIL-DISCOUNT — 0.1%
Wal-Mart Stores, Inc. Senior Notes 5.38% due 04/05/17	90,000	102,270
Wal-Mart Stores, Inc. Senior Notes 5.63% due 04/15/41	90,000	92,987

		195,257

RETAIL-DRUG STORE — 0.1%
CVS Pass-Through Trust Pass Through Certs. 7.51% due 01/10/32*	78,213	91,572

RETAIL-RESTAURANTS — 0.0%
Darden Restaurants, Inc. Senior Notes 6.80% due 10/15/37	50,000	54,774

SPECIAL PURPOSE ENTITY — 0.2%
FUEL Trust Sec. Notes 4.21% due 04/15/16*	295,000	301,227

TELECOM SERVICES — 0.0%
PAETEC Holding Corp. Senior Sec. Notes 8.88% due 06/30/17	35,000	38,194

TELEPHONE-INTEGRATED — 0.5%
AT&T Inc. Senior Notes 4.45% due 05/15/21	135,000	135,791
AT&T, Inc. Senior Notes 6.30% due 01/15/38	100,000	105,486
Qwest Communications International, Inc. Company Guar. Notes, Series B 7.50% due 02/15/14	70,000	71,400
Sprint Capital Corp. Company Guar. Notes 8.75% due 03/15/32	80,000	87,600

Verizon Communications, Inc. Senior Notes 4.60% due 04/01/21	85,000	86,851
Verizon Communications, Inc. Senior Notes 6.35% due 04/01/19	170,000	196,637
Windstream Corp. Company Guar. Notes 8.13% due 09/01/18	90,000	96,975

		780,740

TOBACCO — 0.2%
Altria Group, Inc. Company Guar. Notes 9.95% due 11/10/38	50,000	71,802
Philip Morris International, Inc. Senior Notes 5.65% due 05/16/18	185,000	209,011

		280,813

TOTAL U.S. CORPORATE BONDS & NOTES (cost $10,618,660)		10,900,484

Foreign Corporate Bonds & Notes — 2.4%

BANKS-COMMERCIAL — 0.4%
Intesa Sanpaolo SpA Senior Notes 3.63% due 08/12/15*	125,000	124,946
Standard Chartered PLC Senior Notes 5.50% due 11/18/14*	200,000	218,836
Svenska Handelsbanken AB Senior Notes 4.88% due 06/10/14*	235,000	253,770
Westpac Banking Corp. Senior Notes 4.20% due 02/27/15	90,000	95,244

		692,796

BANKS-MONEY CENTER — 0.0%
Lloyds TSB Bank PLC Bank Guar. Notes 6.38% due 01/21/21	65,000	69,649

BUILDING SOCIETIES — 0.1%
Nationwide Building Society Senior Notes 4.65% due 02/25/15*	100,000	103,936

CELLULAR TELECOM — 0.1%
America Movil Sab de CV Company Guar. Notes 5.00% due 03/30/20	140,000	146,055

DIVERSIFIED BANKING INSTITUTIONS — 0.1%
BNP Paribas Bank Guar. Notes 3.60% due 02/23/16	135,000	137,272
BNP Paribas Company Guar. Notes 5.00% due 01/15/21	70,000	70,514

		207,786

DIVERSIFIED MINERALS — 0.1%
Vale Overseas, Ltd. Company Guar. Notes 5.63% due 09/15/19	90,000	95,780

ELECTRIC-INTEGRATED — 0.1%
Enel Finance International SA Company Guar. Notes 6.00% due 10/07/39*	100,000	95,427
PPL WEM Holdings PLC Senior Notes 5.38% due 05/01/21*	145,000	149,269

		244,696

FINANCE-AUTO LOANS — 0.1%
RCI Banque SA Senior Notes 4.60% due 04/12/16*	115,000	116,850

FOOD-RETAIL — 0.1%
Delhaize Group SA Company Guar. Notes 5.70% due 10/01/40	95,000	90,827

INVESTMENT COMPANIES — 0.1%
Xstrata Finance Canada, Ltd. Company Guar. Bonds 5.80% due 11/15/16*	65,000	72,682

MULTIMEDIA — 0.1%
Quebecor Media, Inc. Senior Notes 7.75% due 03/15/16	90,000	93,488

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.1%
EnCana Corp. Notes 6.63% due 08/15/37	90,000	98,790

OIL COMPANIES-INTEGRATED — 0.1%
Suncor Energy, Inc. Senior Notes 6.10% due 06/01/18	85,000	96,930
Suncor Energy, Inc. Senior Notes 6.50% due 06/15/38	45,000	49,478

		146,408

SATELLITE TELECOM — 0.1%
Intelsat Jackson Holdings SA Senior Notes 7.25% due 10/15/20*	75,000	75,563

SPECIAL PURPOSE ENTITIES — 0.2%
AngloGold Ashanti Holdings PLC Company Guar. Notes 5.38% due 04/15/20	70,000	71,990
IIRSA Norte Finance, Ltd. Senior Notes 8.75% due 05/30/24	198,209	221,002

		292,992

STEEL-PRODUCERS — 0.1%
ArcelorMittal Senior Notes 6.75% due 03/01/41	85,000	86,991

TELEPHONE-INTEGRATED — 0.4%
Telecom Italia Capital SA Company Guar. Notes 6.18% due 06/18/14	65,000	70,892
Telecom Italia Capital SA Company Guar. Notes 7.00% due 06/04/18	85,000	94,720
Telecom Italia Capital SA Company Guar. Bonds 7.72% due 06/04/38	45,000	48,514

Telefonica Emisiones SAU Company Guar. Notes 5.46% due 02/16/21	65,000	67,464
Telefonica Emisiones SAU Company Guar. Notes 5.86% due 02/04/13	350,000	374,500

		656,090

TELEVISION — 0.0%
Videotron Ltd. Senior Notes 6.88% due 01/15/14	30,000	30,413

TRANSPORT-RAIL — 0.1%
Canadian Pacific Railway Co. Senior Notes 7.25% due 05/15/19	65,000	77,675

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $3,219,852)		3,399,467

Foreign Government Agencies — 0.3%

SOVEREIGN — 0.3%
Federal Republic of Brazil Bonds 6.00% due 01/17/17	150,000	170,625
Federal Republic of Brazil Notes 8.00% due 01/15/18	81,667	97,102
Republic of Peru Senior Bonds 8.75% due 11/21/33	40,000	51,420
Republic of South Africa Bonds 5.50% due 03/09/20	100,000	106,250

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $402,060)		425,397

U.S. Government Agencies — 16.4%

FEDERAL HOME LOAN BANK — 0.3%
0.13% due 07/11/11	210,000	209,993
0.18% due 09/26/11	235,000	235,046

		445,039

FEDERAL HOME LOAN MTG. CORP. — 4.6%
0.18% due 09/26/11	280,000	280,054
0.20% due 10/21/11	475,000	475,001
2.88% due 02/09/15	545,000	570,451
4.00% due May TBA	510,000	506,733
4.50% due May TBA	290,000	297,930
5.00% due 03/01/19	58,147	62,593
5.00% due May TBA	840,000	885,281
5.13% due 10/18/16	245,000	278,649
5.38% due 06/01/37	25,023	26,657
5.44% due 07/01/37	46,728	49,838
5.46% due 06/01/37	221,232	235,889
5.50% due 07/01/34	218,867	236,507
5.50% due May TBA	600,000	644,719
5.54% due 06/01/37	28,446	30,411
6.00% due May TBA	480,000	524,100
6.50% due 05/01/16	7,109	7,767
Federal Home Loan Mtg. Corp. REMIC
Series 3800, Class KE 3.50% due 02/15/26(2)	525,000	499,521
Series 3349, Class MY 5.50% due 07/15/37(2)	800,000	862,722

		6,474,823

FEDERAL NATIONAL MTG. ASSOC. — 8.9%
3.50% due June TBA	380,000	384,572
4.00% due May TBA	4,970,000	4,985,786
4.50% due May 15 TBA	650,000	685,953
4.50% due May 30 TBA	1,010,000	1,039,195
4.63% due 05/01/13	480,000	512,269
4.88% due 12/15/16	290,000	327,513
5.00% due 03/01/18	71,886	77,338
5.00% due 04/01/18	21,070	22,609
5.00% due 07/01/18	102,933	110,740
5.00% due 08/01/18	67,096	72,185
5.00% due 06/01/19	64,445	69,413
5.00% due 06/01/33	90,137	95,677
5.00% due 07/01/33	124,305	132,086
5.00% due 02/01/35	194,087	206,236
5.00% due 07/01/37	269,969	286,866
5.00% due May TBA	260,000	274,422
5.25% due 08/01/12	365,000	386,631
5.50% due 10/01/17	222,302	241,490
5.50% due 11/01/17	45,100	48,993
5.50% due 04/01/37	807,438	874,913
6.00% due 08/01/17	76,176	83,331
6.00% due May TBA	1,170,000	1,279,322
6.50% due 12/01/37	10,188	11,723
Federal National Mtg. Assoc. REMIC Series 2003-35, Class DF 0.61% due 02/25/33 FRS(2)	18,621	18,621
Series 2010-116, Class BI 5.00% due 08/25/20(2)	563,687	66,984
Series 2006-43, Class G 6.50% due 09/25/33(2)	37,691	38,631
Series 2006-63, Class AB 6.50% due 10/25/33(2)	23,871	24,257
Series 2006-63, Class AE 6.50% due 10/25/33(2)	22,916	23,287
Series 2006-59, Class DC 6.50% due 12/25/33(2)	162,300	169,882
Series 2006-78, Class BC 6.50% due 01/25/34(2)	36,498	37,587

		12,588,512

GOVERNMENT NATIONAL MTG. ASSOC. — 2.5%
4.50% due 05/15/39	232,673	244,437
4.50% due May TBA	830,000	867,869
5.00% due May TBA	1,180,000	1,263,891
5.50% due 01/15/34	670,902	734,841
7.50% due 01/15/32	92,040	107,466
6.00% due May TBA	270,000	298,181

		3,516,685

TENNESSEE VALLEY AUTHORITY — 0.1%
4.65% due 06/15/35	248,000	241,773

TOTAL U.S. GOVERNMENT AGENCIES (cost $22,603,496)		23,266,832

U.S. Government Treasuries — 5.7%

UNITED STATES TREASURY BONDS — 1.1%
3.50% due 02/15/39	271,000	231,112
3.88% due 08/15/40	183,000	166,587
4.25% due 11/15/40	155,000	150,689
4.50% due 08/15/39	472,000	479,375
5.38% due 02/15/31	188,000	218,433
7.63% due 02/15/25	115,000	162,599
8.00% due 11/15/21	108,000	152,196

		1,560,991

UNITED STATES TREASURY NOTES — 4.6%
1.25% due 04/15/14	1,928,000	1,941,706

1.25% due 09/30/15	460,000	450,836
1.88% due 06/30/15	2,149,000	2,173,176
2.25% due 03/31/16	200,000	202,938
2.63% due 11/15/20	570,000	539,274
2.75% due 02/28/18	758,000	763,745
3.63% due 02/15/21	385,000	395,467

		6,467,142

TOTAL U.S. GOVERNMENT TREASURIES (cost $7,976,813)		8,028,133

MUNICIPAL BONDS & NOTES-0.1%
California State General Obligation Bonds 7.55% due 04/01/35 (cost $91,793)	85,000	96,335

PUT OPTIONS — PURCHASED — 0.0%
Put Options-Purchased(4)(11) (cost $442)	9,000	140

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $127,636,506)		142,373,801

Short-Term Investment Securities — 1.1%

U.S. GOVERNMENT AGENCIES — 1.1%
Federal National Mtg. Assoc. 0.90% due 05/05/11	1,500,000	1,499,985

U.S. GOVERNMENT TREASURIES — 0.0%
United States Treasury Notes 0.11% due 06/09/11	60,000	59,992

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $1,559,977)		1,559,977

Repurchase Agreement — 8.1%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 04/30/11 to be repurchased 05/02/11 in the amount of $11,543,000 and collateralized by $11,775,000 of United States Treasury Bills, bearing interest at 0.02%, due 07/21/11 and having an approximate value of $11,774,321 (cost $11,543,000)	11,543,000	11,543,000

TOTAL INVESTMENTS (cost $140,739,483)(10)	109.8%	155,476,778
Liabilities in excess of other assets	(9.8)	(13,910,560)

NET ASSETS	100.0%	$141,566,218

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2011, the aggregate value of these securities was $3,681,603 representing 2.5% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Consists of more than one type of securities traded together as a unit.

(2)	Collateralized Mortgage Obligation

(3)	Commercial Mortgage Backed Security

(4)	Illiquid security. At April 30, 2011, the aggregate value of these securities was $164 representing 0.0% of net assets.

(5)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(6)	Company has filed for Chapter 11 bankruptcy protection.

(7)	Perpetual maturity — maturity date reflects the next call date.

(8)	Bond in default

(9)	Income may be received in cash or additional bonds at the discretion of the issuer.

(10)	See Note 4 for cost of investments on a tax basis.

(11)	Options — Purchased
Put Options — Purchased

						Unrealized
	Expiration	Strike	Notional	Premiums	Value at	Appreciation /
Issue	Month	Price	Amount	Paid	April 30, 2011	(Depreciation)

10 Year U.S. Treasury Note Futures	June 2011	$117.00	$9,000	$442	$140	$(302)

FRS —	Floating Rate Security

VRS —	Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at April 30, 2011 and unless noted otherwise, the dates shown are the original maturity dates.

REMIC —	Real Estate Mortgage Investment Conduit

TBA —	Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.
Open Futures Contracts

Number				Value at	Value as	Unrealized
of			Expiration	Trade	of April	Appreciation/
Contracts	Type	Description	Month	Date	30, 2011	(Depreciation)

1	Long	S&P 500 E-Mini Index Futures	June 2011	$66,490	$67,985	$1,495
6	Short	U.S. Treasury Notes 2 Year Futures	June 2011	1,312,673	1,314,750	(2,077)
44	Short	U.S. Treasury Notes 5 Year Futures	June 2011	5,163,074	5,212,625	(49,551)
15	Long	U.S. Treasury Notes 10 Year Futures	June 2011	1,783,333	1,817,109	33,776
4	Long	U.S. Treasury Notes 30 Year Futures	June 2011	478,884	489,500	10,616

						$(5,741)

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock	$86,472,208	$—	$—	$86,472,208
Asset Backed Securities	—	9,784,805	—	9,784,805
U.S. Corporate Bonds & Notes	—	10,900,484	0	10,900,484
Foreign Corporate Bonds & Notes	—	3,399,467	—	3,399,467
Foreign Government Agencies	—	425,397	—	425,397
U.S. Government Agencies	—	23,266,832	—	23,266,832
U.S. Government Treasuries	—	8,028,133	—	8,028,133
Municipals Bonds & Notes	—	96,335	—	96,335
Put Options — Purchased	140	—	—	140
Short-Term Investment Securities:
U.S. Government Agencies	—	1,499,985	—	1,499,985
U.S. Government Treasuries	—	59,992	—	59,992
Repurchase Agreement	—	11,543,000	—	11,543,000
Other Financial Instruments:@
Open Futures Contracts-Appreciation	45,887	—	—	45,887

Total	$86,518,235	$69,004,430	$0	$155,522,665

LIABILITIES:
Other Financial Instruments:@
Open Futures Contracts-Depreciation	$51,628	$—	$—	$51,628

@ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

	Convertible	U.S. Corporate
	Bonds & Notes	Bonds & Notes
Balance as of 1/31/2011	$42,560	$0
Accrued discounts	—	—
Accrued premiums	—	—
Realized gain	—	—
Realized loss	—	—
Change in unrealized appreciation(1)	—	—
Change in unrealized depreciation(1)	(4,560)	—
Net purchases	—	—
Net sales	(38,000)	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 4/30/2011	$—	$0

(1)	The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at April 30, 2011 includes:

Convertible	U.S. Corporate
Bonds & Notes	Bonds & Notes
$—	$—

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
MFS TOTAL RETURN PORTFOLIO
Portfolio of Investments — April 30, 2011
(unaudited)

Common Stock — 61.2%	Shares/ Principal Amount	Value (Note 1)

ADVERTISING AGENCIES — 0.6%
Omnicom Group, Inc.	88,250	$4,341,018

AEROSPACE/DEFENSE — 2.0%
Lockheed Martin Corp.	156,210	12,379,643
Northrop Grumman Corp.	43,140	2,744,135

		15,123,778

AEROSPACE/DEFENSE-EQUIPMENT — 1.5%
United Technologies Corp.	126,080	11,294,246

APPLICATIONS SOFTWARE — 0.3%
Check Point Software Technologies, Ltd.†	23,840	1,309,531
Microsoft Corp.	40,400	1,051,208

		2,360,739

ATHLETIC FOOTWEAR — 0.1%
NIKE, Inc., Class B	12,820	1,055,342

AUTO-CARS/LIGHT TRUCKS — 0.2%
General Motors Co.†	37,200	1,193,748

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.5%
Johnson Controls, Inc.	87,480	3,586,680

BANKS-COMMERCIAL — 0.3%
TCF Financial Corp.	56,310	877,873
Zions Bancorporation	49,820	1,218,099

		2,095,972

BANKS-FIDUCIARY — 1.9%
Bank of New York Mellon Corp.	335,132	9,705,423
State Street Corp.	97,580	4,542,349

		14,247,772

BANKS-SUPER REGIONAL — 1.5%
PNC Financial Services Group, Inc.	48,650	3,032,841
SunTrust Banks, Inc.	25,520	719,409
Wells Fargo & Co.	260,850	7,593,343

		11,345,593

BEVERAGES-NON-ALCOHOLIC — 0.8%
PepsiCo, Inc.	84,530	5,823,272

BEVERAGES-WINE/SPIRITS — 0.7%
Diageo PLC	260,984	5,309,683

BREWERY — 0.2%
Heineken NV	21,846	1,307,716

BUILDING-RESIDENTIAL/COMMERCIAL — 0.1%
Pulte Group, Inc.†	57,900	470,727

CABLE/SATELLITE TV — 0.3%
Comcast Corp., Special Class A	103,070	2,530,369

CELLULAR TELECOM — 0.8%
Vodafone Group PLC	2,033,428	5,828,456

CHEMICALS-DIVERSIFIED — 1.2%
Bayer AG	14,019	1,232,358
Celanese Corp., Series A	10,610	529,651
E.I. du Pont de Nemours & Co.	28,550	1,621,354
PPG Industries, Inc.	63,170	5,980,304

		9,363,667

COATINGS/PAINT — 0.3%
Sherwin-Williams Co.	25,280	2,080,291

COMMERCIAL SERVICES-FINANCE — 0.7%
Mastercard, Inc., Class A	7,710	2,127,112
Visa, Inc., Class A	22,540	1,760,825
Western Union Co.	67,700	1,438,625

		5,326,562

COMPUTER SERVICES — 1.8%
Accenture PLC, Class A	102,190	5,838,115
International Business Machines Corp.	45,870	7,824,504

		13,662,619

COMPUTERS — 0.5%
Hewlett-Packard Co.	103,120	4,162,954

COSMETICS & TOILETRIES — 0.9%
Avon Products, Inc.	59,180	1,738,708
Procter & Gamble Co.	81,944	5,318,166

		7,056,874

DATA PROCESSING/MANAGEMENT — 0.2%
Dun & Bradstreet Corp.	16,050	1,318,989

DIVERSIFIED BANKING INSTITUTIONS — 4.5%
Bank of America Corp.	543,140	6,669,759
Goldman Sachs Group, Inc.	72,190	10,901,412
JPMorgan Chase & Co.	363,970	16,607,951

		34,179,122

DIVERSIFIED MANUFACTURING OPERATIONS — 3.0%
3M Co.	65,310	6,348,785
Danaher Corp.	141,110	7,794,916
Eaton Corp.	62,390	3,339,737
Honeywell International, Inc.	84,660	5,183,732

		22,667,170

ELECTRIC-INTEGRATED — 1.9%
American Electric Power Co., Inc.	42,440	1,548,211
Dominion Resources, Inc.	20,608	956,624
Entergy Corp.	24,290	1,693,499
NextEra Energy, Inc.	21,290	1,204,375
PG&E Corp.	67,840	3,126,067
PPL Corp.	94,410	2,589,666
Public Service Enterprise Group, Inc.	105,430	3,391,683

		14,510,125

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.5%
Intel Corp.	114,680	2,659,429
Microchip Technology, Inc.	31,600	1,296,864

		3,956,293

ENGINEERING/R&D SERVICES — 0.3%
Fluor Corp.	32,590	2,279,345

ENTERPRISE SOFTWARE/SERVICE — 1.1%
Oracle Corp.	225,750	8,138,288

FINANCE-INVESTMENT BANKER/BROKER — 0.2%
Charles Schwab Corp.	71,450	1,308,250

FINANCE-OTHER SERVICES — 0.1%
Deutsche Boerse AG	12,399	1,030,264

FOOD-CONFECTIONERY — 0.1%
J.M. Smucker Co.	14,871	1,116,366

FOOD-MISC. — 1.7%
Danone	18,283	1,339,235
General Mills, Inc.	88,430	3,411,629
Kellogg Co.	32,180	1,842,949
Nestle SA	107,796	6,692,075

		13,285,888

FOOD-RETAIL — 0.1%
Kroger Co.	47,730	1,160,316

INDEPENDENT POWER PRODUCERS — 0.2%
NRG Energy, Inc.†	51,530	1,247,026

INDUSTRIAL GASES — 0.7%
Air Products & Chemicals, Inc.	51,390	4,908,773
Airgas, Inc.	7,000	486,150

		5,394,923

INSTRUMENTS-SCIENTIFIC — 0.4%
Thermo Fisher Scientific, Inc.†	52,240	3,133,878

INSURANCE BROKERS — 0.5%
AON Corp.	73,670	3,843,364

INSURANCE-LIFE/HEALTH — 0.9%
Prudential Financial, Inc.	109,500	6,944,490

INSURANCE-MULTI-LINE — 1.8%
ACE, Ltd.	63,280	4,255,580
MetLife, Inc.	194,410	9,096,444

		13,352,024

INSURANCE-PROPERTY/CASUALTY — 1.1%
Chubb Corp.	24,660	1,607,585
Travelers Cos., Inc.	101,860	6,445,701

		8,053,286

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.4%
BlackRock, Inc.	6,492	1,272,043
Franklin Resources, Inc.	15,110	1,951,003

		3,223,046

MEDICAL INSTRUMENTS — 1.2%
Medtronic, Inc.	117,160	4,891,430
St. Jude Medical, Inc.	73,900	3,949,216

		8,840,646

MEDICAL LABS & TESTING SERVICES — 0.2%
Quest Diagnostics, Inc.	21,900	1,234,722

MEDICAL PRODUCTS — 2.1%
Becton, Dickinson and Co.	46,850	4,026,289
Covidien PLC	38,290	2,132,370
Johnson & Johnson	153,670	10,099,192

		16,257,851

MEDICAL-DRUGS — 2.6%
Abbott Laboratories	145,540	7,573,902
GlaxoSmithKline PLC	44,730	975,401
Merck & Co., Inc.	26,520	953,394
Pfizer, Inc.	418,085	8,763,061
Roche Holding AG	7,030	1,140,242

		19,406,000

MEDICAL-HMO — 0.1%
WellPoint, Inc.	8,270	635,053

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.2%
AmerisourceBergen Corp.	31,350	1,274,064

METAL PROCESSORS & FABRICATION — 0.2%
Precision Castparts Corp.	8,660	1,338,143

METAL-IRON — 0.1%
Cliffs Natural Resources, Inc.	11,070	1,037,480

MULTIMEDIA — 1.5%
Viacom, Inc., Class B	96,940	4,959,450
Walt Disney Co.	144,720	6,237,432

		11,196,882

NETWORKING PRODUCTS — 0.4%
Cisco Systems, Inc.	178,880	3,141,133

OIL & GAS DRILLING — 0.2%
Transocean, Ltd.	22,150	1,611,413

OIL COMPANIES-EXPLORATION & PRODUCTION — 3.4%
Anadarko Petroleum Corp.	21,010	1,658,529
Apache Corp.	78,480	10,466,878
EOG Resources, Inc.	30,330	3,424,560
Noble Energy, Inc.	25,910	2,494,356
Occidental Petroleum Corp.	45,240	5,170,480
QEP Resources, Inc.	20,770	887,502
Southwestern Energy Co.†	32,440	1,422,818

		25,525,123

OIL COMPANIES-INTEGRATED — 3.8%
Chevron Corp.	84,731	9,272,961
Exxon Mobil Corp.	164,506	14,476,528
Hess Corp.	60,350	5,187,686

		28,937,175

OIL-FIELD SERVICES — 0.2%
Schlumberger, Ltd.	13,280	1,191,880

PIPELINES — 0.4%
Kinder Morgan, Inc.†	21,450	613,041
Williams Cos., Inc.	72,450	2,403,167

		3,016,208

RETAIL-AUTO PARTS — 0.1%
Advance Auto Parts, Inc.	17,330	1,134,422

RETAIL-DISCOUNT — 0.7%
Target Corp.	103,780	5,095,598

RETAIL-DRUG STORE — 0.7%
CVS Caremark Corp.	95,638	3,465,921
Walgreen Co.	48,650	2,078,328

		5,544,249

RETAIL-OFFICE SUPPLIES — 0.3%
Staples, Inc.	106,810	2,257,963

RETAIL-REGIONAL DEPARTMENT STORES — 0.4%
Kohl’s Corp.	57,030	3,006,051

RETAIL-RESTAURANTS — 0.4%
McDonald’s Corp.	39,950	3,128,485

SEMICONDUCTOR EQUIPMENT — 0.1%
ASML Holding NV	11,310	472,306

SHIPBUILDING — 0.0%
Huntington Ingalls Industries, Inc.†	7,215	288,600

SOAP & CLEANING PREPARATION — 0.1%
Reckitt Benckiser Group PLC	20,480	1,137,099

TELEPHONE-INTEGRATED — 1.5%
AT&T, Inc.	318,770	9,920,123
CenturyLink, Inc.	30,895	1,259,898

		11,180,021

TOBACCO — 2.3%
Altria Group, Inc.	56,490	1,516,192
Philip Morris International, Inc.	192,580	13,372,755
Reynolds American, Inc.	67,700	2,512,347

		17,401,294

TOOLS-HAND HELD — 0.3%
Stanley Black & Decker, Inc.	29,314	2,129,662

TOYS — 0.3%
Hasbro, Inc.	52,200	2,445,048

TRANSPORT-RAIL — 0.3%
Canadian National Railway Co.	16,050	1,242,751
CSX Corp.	12,210	960,805

		2,203,556

TRANSPORT-SERVICES — 0.2%
United Parcel Service, Inc., Class B	22,310	1,672,581

TOTAL COMMON STOCK (cost $354,170,932)		463,451,239

Convertible Preferred Stock — 0.2%

AUTO-CARS/LIGHT TRUCKS — 0.1%
General Motors Co. Series B 4.75%	23,300	1,160,573

ELECTRIC-INTEGRATED — 0.1%
PPL Corp. 9.50%	7,020	397,893

TOTAL CONVERTIBLE PREFERRED STOCK (cost $1,516,000)		1,558,466

Asset Backed Securities — 2.6%

DIVERSIFIED FINANCIAL SERVICES — 2.6%
Anthracite CDO I, Ltd. FRS Series 2002, Class CIBA 0.66% due 05/24/17*(1)(2)	$841,096	815,863
Bayview Financial Revolving Mtg. Loan Trust FRS Series 2005-E, Class M1 1.81% due 12/28/40*(1)	619,629	349,462
Capital Trust Re CDO, Ltd. Series 2005-3A, Class A2 5.16% due 06/25/35*(1)(2)	1,000,000	1,010,600
Citigroup Commercial Mtg. Trust VRS Series 2007-C6, Class A4 5.70% due 06/10/17(3)	2,450,000	2,715,311
Citigroup/Deutsche Bank Commercial Mtg. Trust Series 2007-CD4, Class A4 5.32% due 03/11/12(3)	1,000,000	1,073,610
Credit Suisse Mtg. Capital Certs. VRS Series 2007-C5, Class A4 5.70% due 09/15/40(3)	1,116,407	1,186,574
Crest G-Star CDO FRS Series 2001, Class 1X 0.78% due 11/28/16(2)	281,781	280,372
FHLMC Multifamily Structured Pass Through Certs. Series K009, Class A2 3.81% due 08/25/20(4)	647,000	642,780
FHLMC Multifamily Structured Pass Through Certs. VRS Series K701, Class A2 3.88% due 11/25/17(4)	197,389	204,846
FHLMC Multifamily Structured Pass Through Certs. Series K003, Class A5 5.09% due 03/25/19(4)	793,000	839,838
GMAC Mtg. Corp. Loan Trust VRS Series 2006-HE3, Class A3 5.81% due 10/25/36	456,771	285,486
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class AM 5.48% due 02/10/17(3)	1,725,000	1,757,210
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2005-LDP2, Class AM 4.78% due 07/15/42(3)	765,000	801,006
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2005-CB12, Class AM 4.95% due 09/12/37(3)	800,000	838,419
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2004-C2, Class A3 5.22% due 05/15/41(3)	192,837	208,026
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2006-LDP6, Class A4 5.48% due 04/15/43(3)	670,000	734,714
JP Morgan Chase Commercial Mtg. Securities Corp. Series 2006-CB16, Class A4 5.55% due 05/12/45(3)	480,583	523,552
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2007-LD11, Class A4 5.82% due 05/15/17(3)	250,000	272,756
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2006-LDP7, Class A4 5.87% due 04/15/45(3)	1,270,000	1,411,786
JP Morgan Chase Commercial Mtg. Securities Corp. VRS Series 2007-LD12, Class A3 5.99% due 02/15/51(3)	600,000	643,279
Merrill Lynch Mortgage Trust VRS Series 2007-C1, Class C 5.83% due 07/12/17(3)	560,000	273,765
Merrill Lynch/Countrywide Commercial Mtg. Trust VRS Series 2007-7, Class A4 5.74% due 06/12/50(3)	1,116,407	1,211,979
Morgan Stanley Capital I VRS Series 1998-HF2, Class X 1.00% due 11/15/30*(1)(3)(5)	2,425,895	62,075
RAAC Series VRS Series 2004-SP3, Class AI3 4.97% due 09/25/34(4)	263,486	265,709
Residential Funding Mtg. Securities II, Inc. VRS Series 2005-HS2, Class AI3 5.32% due 12/25/35	669,000	246,435
Spirit Master Funding LLC Pass Through Series 2005-1, Class A1 5.05% due 07/20/23*(1)(2)(3)	642,679	565,750
Structured Asset Securities Corp. Series 2005-4XS, Class 1A2B 4.67% due 03/25/35	67,445	67,362

TOTAL ASSET BACKED SECURITIES (cost $19,455,385)		19,288,565

U.S. Corporate Bonds & Notes — 6.4%

AEROSPACE/DEFENSE — 0.1%
BAE Systems Holdings, Inc. Company Guar. Notes 5.20% due 08/15/15*	1,009,000	1,089,498

BANKS-COMMERCIAL — 0.2%
Credit Suisse New York Senior Notes 5.50% due 05/01/14	940,000	1,040,186
HSBC Bank USA NA Sub. Notes 4.88% due 08/24/20	480,000	477,798

		1,517,984

BANKS-FIDUCIARY — 0.2%
UBS Preferred Funding Trust V FRS Jr. Sub. Bonds 6.24% due 05/15/16(6)	1,380,000	1,380,000

BANKS-SUPER REGIONAL — 0.5%
Capital One Financial Corp. Sub. Notes 6.15% due 09/01/16	720,000	801,419
PNC Funding Corp. Bank Guar. Notes 5.63% due 02/01/17	600,000	659,327
Wachovia Corp. Sub. Notes 5.25% due 08/01/14	1,865,000	2,022,636

		3,483,382

BREWERY — 0.3%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 8.00% due 11/15/39	820,000	1,119,406
SABMiller PLC Senior Notes 5.50% due 08/15/13*	863,000	939,908

		2,059,314

CABLE/SATELLITE TV — 0.2%
Cox Communications, Inc. Notes 4.63% due 06/01/13	708,000	753,228
DIRECTV Holdings LLC / DIRECTV Financing Co, Inc. Company Guar. Notes 4.60% due 02/15/21	800,000	797,019

		1,550,247

CELLULAR TELECOM — 0.1%
Crown Castle Towers LLC Senior Sec. Notes 4.88% due 08/15/20*	240,000	238,858
Crown Castle Towers LLC Senior Sec. Notes 6.11% due 01/15/20*	454,000	491,353

		730,211

COMMERCIAL SERVICES-FINANCE — 0.1%
Western Union Co. Senior Notes 5.40% due 11/17/11	1,024,000	1,050,614

DIVERSIFIED BANKING INSTITUTIONS — 0.7%
Bank of America Corp. Senior Notes 7.38% due 05/15/14	325,000	370,475
Bank of America Corp. Senior Notes 7.63% due 06/01/19	460,000	542,776
Citigroup, Inc. Sub. Notes 5.00% due 09/15/14	598,000	633,220
Goldman Sachs Group, Inc. Sub. Notes 5.63% due 01/15/17	772,000	829,550
JPMorgan Chase & Co. Senior Notes 6.30% due 04/23/19	770,000	870,164
JPMorgan Chase Capital XXII Limited Guar. Notes 6.45% due 02/02/37	356,000	361,846
Morgan Stanley Senior Notes 5.75% due 10/18/16	660,000	718,834
Morgan Stanley Senior Notes 6.63% due 04/01/18	720,000	803,795

		5,130,660

DIVERSIFIED FINANCIAL SERVICES — 0.2%
General Electric Capital Corp. Senior Notes 4.63% due 01/07/21	640,000	643,297
General Electric Capital Corp. Senior Notes 5.45% due 01/15/13	203,000	217,388
ZFS Finance USA Trust V FRS Jr. Sub. Bonds 6.50% due 05/09/37*	474,000	488,220

		1,348,905

ELECTRIC-GENERATION — 0.2%
Bruce Mansfield Unit 1 Pass Through Certs. Series 2001-2 6.85% due 06/01/34(1)	1,402,982	1,489,351

ELECTRIC-INTEGRATED — 0.4%
Entergy Louisiana LLC Senior Sec. Bonds 8.09% due 01/02/17	124,542	125,166
MidAmerican Funding LLC Senior Sec. Notes 6.93% due 03/01/29	166,000	190,335
Oncor Electric Delivery Co. LLC Senior Sec. Notes 7.00% due 09/01/22	985,000	1,160,522
PSEG Power LLC Company Guar. Senior Notes 5.32% due 09/15/16	414,000	450,857
PSEG Power LLC Company Guar. Notes 6.95% due 06/01/12	593,000	630,673
System Energy Resources, Inc. Sec. Bonds 5.13% due 01/15/14*	133,521	137,134

		2,694,687

FINANCE-AUTO LOANS — 0.1%
Toyota Motor Credit Corp. Senior Notes 3.20% due 06/17/15	390,000	402,065

FINANCE-CREDIT CARD — 0.1%
American Express Co. Senior Notes 5.50% due 09/12/16	710,000	789,766

FINANCE-INVESTMENT BANKER/BROKER — 0.1%
JPMorgan Chase Capital XXVII Company Guar. Bonds 7.00% due 11/01/39	94,000	97,945
Merrill Lynch & Co., Inc. Senior Notes 6.15% due 04/25/13	720,000	780,270

		878,215

FINANCE-OTHER SERVICES — 0.1%
ERAC USA Finance LLC Company Guar. Notes 7.00% due 10/15/37*	711,000	790,506

FOOD-RETAIL — 0.0%
Kroger Co. Company Guar. Notes 5.00% due 04/15/13	342,000	366,009

HOTEL/MOTELS — 0.1%
Wyndham Worldwide Corp. Senior Notes 6.00% due 12/01/16	593,000	634,731

INSURANCE-LIFE/HEALTH — 0.0%
Prudential Financial, Inc. Senior Notes 6.63% due 06/21/40	270,000	304,432

INSURANCE-MULTI-LINE — 0.1%
Metropolitan Life Global Funding I Senior Sec. Notes 5.13% due 04/10/13*	340,000	364,051
Metropolitan Life Global Funding I Senior Sec. Notes 5.13% due 06/10/14*	290,000	317,107

		681,158

INSURANCE-PROPERTY/CASUALTY — 0.2%
Chubb Corp. FRS Jr. Sub. Notes 6.38% due 03/29/67	1,350,000	1,444,500

MACHINE TOOLS & RELATED PRODUCTS — 0.1%
Kennametal, Inc. Senior Notes 7.20% due 06/15/12(1)	710,000	744,733

MEDICAL LABS & TESTING SERVICES — 0.2%
Roche Holdings, Inc. Company Guar. Notes 6.00% due 03/01/19*	1,150,000	1,319,377

MEDICAL PRODUCTS — 0.2%
CareFusion Corp. Senior Notes 6.38% due 08/01/19	720,000	812,044
Hospira, Inc. Senior Notes 6.05% due 03/30/17	555,000	624,247

		1,436,291

MEDICAL-DRUGS — 0.1%
Pfizer, Inc. Senior Notes 7.20% due 03/15/39	340,000	429,367

MULTIMEDIA — 0.2%
News America Holdings, Inc. Company Guar. Debentures 8.50% due 02/23/25	664,000	833,164
Time Warner Entertainment Co. LP Company Guar. Notes 8.38% due 07/15/33	700,000	884,230

		1,717,394

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.1%
Anadarko Petroleum Corp. Senior Notes 6.45% due 09/15/36	860,000	886,106

OIL COMPANIES-INTEGRATED — 0.0%
Hess Corp. Senior Notes 8.13% due 02/15/19	190,000	240,486

PIPELINES — 0.3%
Duke Capital Corp. Senior Notes 8.00% due 10/01/19	708,000	873,622
Enterprise Products Operating LLC Company Guar. Senior Notes 6.50% due 01/31/19	565,000	649,838
Kinder Morgan Energy Partners LP Senior Notes 7.40% due 03/15/31	110,000	126,186
Kinder Morgan Energy Partners LP Senior Bonds 7.75% due 03/15/32	212,000	253,800

		1,903,446

PROPERTY TRUST — 0.0%
WEA Finance LLC Company Guar. Notes 6.75% due 09/02/19*	233,000	270,163

REAL ESTATE INVESTMENT TRUSTS — 0.4%
Boston Properties LP Senior Notes 5.00% due 06/01/15	147,000	158,937
HCP, Inc. Senior Notes 5.38% due 02/01/21	460,000	478,150
HRPT Properties Trust Senior Notes 6.25% due 08/15/16	988,000	1,075,000
Kimco Realty Corp. Senior Notes 6.00% due 11/30/12	750,000	798,812
Simon Property Group LP Senior Notes 5.88% due 03/01/17	673,000	756,564

		3,267,463

RETAIL-APPAREL/SHOE — 0.0%
Limited Brands, Inc. Senior Notes 5.25% due 11/01/14	222,000	231,990

RETAIL-BUILDING PRODUCTS — 0.1%
Home Depot, Inc. Senior Bonds 5.95% due 04/01/41	704,000	721,911

RETAIL-DISCOUNT — 0.2%
Wal-Mart Stores, Inc. Senior Notes 5.25% due 09/01/35	1,503,000	1,491,123

RETAIL-DRUG STORE — 0.1%
CVS Caremark Corp. Senior Notes 6.13% due 08/15/16	610,000	695,921

TELEPHONE-INTEGRATED — 0.3%
AT&T, Inc. Senior Notes 6.55% due 02/15/39	820,000	893,589

Verizon New York, Inc. Senior Notes 6.88% due 04/01/12	1,428,000	1,506,706

		2,400,295

TELEVISION — 0.1%
Hearst-Argyle Television, Inc. Debentures 7.50% due 11/15/27	800,000	605,408

TOTAL U.S. CORPORATE BONDS & NOTES (cost $44,409,907)		48,177,709

Foreign Corporate Bonds & Notes — 3.6%

BANKS-COMMERCIAL — 1.1%
Banco Bradesco SA Sub. Notes 6.75% due 09/29/19*	392,000	415,634
BPCE SA FRS Sub. Notes 12.50% due 09/30/19*(6)	884,000	1,028,847
Commonwealth Bank of Australia Senior Notes 5.00% due 10/15/19*	460,000	475,823
ING Bank NV Government Guar. Notes 3.90% due 03/19/14*	830,000	885,627
Nordea Bank AB Senior Notes 4.88% due 01/14/21*(1)	470,000	484,552
Nordea Bank AB FRS Jr. Sub. Bonds 5.42% due 04/20/15*(6)	275,000	268,401
Royal Bank of Scotland PLC Government Guar. Notes 2.63% due 05/11/12*	1,480,000	1,503,464
Royal Bank of Scotland PLC Bank Guar. Notes 6.13% due 01/11/21	750,000	794,180
Santander US Debt SA Unipersonal Bank Guar. Notes 3.78% due 10/07/15*	300,000	298,133
Svenska Handelsbanken AB Senior Notes 4.88% due 06/10/14*	860,000	928,690
Woori Bank VRS Sub. Bonds 6.13% due 05/03/16*	1,480,000	1,479,945

		8,563,296

BANKS-MONEY CENTER — 0.4%
ABN Amro Bank NV FRS Senior Notes 2.04% due 01/30/14*	1,270,000	1,298,007
Lloyds TSB Bank PLC Bank Guar. Notes 4.88% due 01/21/16	690,000	724,283
Unicredit Luxembourg Finance SA Bank Guar. Notes 6.00% due 10/31/17*	910,000	927,836

		2,950,126

BANKS-MORTGAGE — 0.1%
Achmea Hypotheekbank NV Government Guar. Notes 3.20% due 11/03/14*	570,000	589,112

BANKS-SPECIAL PURPOSE — 0.1%
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 4.88% due 06/17/19	840,000	943,646

CELLULAR TELECOM — 0.2%
Rogers Communications, Inc. Company Guar. Notes 6.80% due 08/15/18	982,000	1,159,073

DIVERSIFIED BANKING INSTITUTIONS — 0.1%
BNP Paribas FRS Jr. Sub. Notes 7.20% due 06/25/37*(6)	400,000	396,000
HSBC Holdings PLC Senior Notes 5.10% due 04/05/21	423,000	435,370

		831,370

DIVERSIFIED FINANCIAL SERVICES — 0.1%
Irish Life & Permanent Group Holdings PLC Government Guar. Notes 3.60% due 01/14/13*	1,000,000	860,865

DIVERSIFIED MANUFACTURING OPERATIONS — 0.1%
Tyco Electronics Group SA Company Guar. Notes 6.55% due 10/01/17	835,000	976,117

DIVERSIFIED MINERALS — 0.0%
Vale Overseas, Ltd. Company Guar. Senior Notes 4.63% due 09/15/20	189,000	186,982
Vale Overseas, Ltd. Company Guar. Notes 6.88% due 11/10/39	149,000	161,174

		348,156

ELECTRIC-INTEGRATED — 0.2%
EDP Finance BV Senior Notes 6.00% due 02/02/18*	645,000	617,139
Enel Finance International NV Company Guar. Notes 6.25% due 09/15/17*	636,000	714,335

		1,331,474

INSURANCE-MULTI-LINE — 0.1%
ING Groep NV FRS Jr. Sub. Bonds 5.78% due 12/08/15(6)	1,000,000	935,000

MACHINERY-CONSTRUCTION & MINING — 0.1%
Atlas Copco AB Senior Bonds 5.60% due 05/22/17*	900,000	977,437

NON-FERROUS METALS — 0.0%
Corp Nacional del Cobre de Chile Senior Notes 3.75% due 11/04/20*	260,000	243,879

OIL COMPANIES-EXPLORATION & PRODUCTION — 0.1%
Ras Laffan Liquefied Natural Gas Co., Ltd. III Company Guar. Senior Notes 5.83% due 09/30/16*	445,465	482,216

OIL COMPANIES-INTEGRATED — 0.6%
BP Capital Markets PLC Company Guar. Notes 4.50% due 10/01/20	193,000	194,511

BP Capital Markets PLC Company Guar. Notes 4.74% due 03/11/21	790,000	806,635
Husky Energy, Inc. Senior Notes 5.90% due 06/15/14	500,000	555,929
Husky Energy, Inc. Senior Notes 7.25% due 12/15/19	512,000	616,586
Petro-Canada Senior Notes 6.05% due 05/15/18	1,075,000	1,219,657
Petrobras International Finance Co. Company Guar. Notes 6.75% due 01/27/41	173,000	180,063
Petroleos Mexicanos Company Guar. Notes 8.00% due 05/03/19	491,000	593,619

		4,167,000

STEEL-PRODUCERS — 0.1%
ArcelorMittal Senior Notes 5.25% due 08/05/20	660,000	663,452
ArcelorMittal Senior Notes 6.13% due 06/01/18	383,000	414,386

		1,077,838

SUPRANATIONAL BANKS — 0.1%
Asian Development Bank Senior Notes 2.75% due 05/21/14	620,000	648,573

TELEPHONE-INTEGRATED — 0.1%
Telecom Italia Capital SA Company Guar. Notes 5.25% due 11/15/13	343,000	365,353

TOTAL FOREIGN CORPORATE BONDS & NOTES (cost $26,091,858)		27,450,531

Foreign Government Agencies — 0.4%

SOVEREIGN — 0.4%
AID-Egypt U.S. Government Guar. Notes 4.45% due 09/15/15	785,000	865,375
Republic of Peru Senior Bonds 7.35% due 07/21/25	102,000	118,320
Russian Federation Senior Bonds 3.63% due 04/29/15*(1)	1,400,000	1,416,800
Societe Financement de l’Economie Francaise Government Guar. Notes 3.38% due 05/05/14*	468,000	487,531

TOTAL FOREIGN GOVERNMENT AGENCIES (cost $2,750,218)		2,888,026

Municipal Bonds & Notes — 0.1%

MUNICIPAL BONDS — 0.1%
New Jersey State Turnpike Authority 7.41% due 01/01/40 (cost $702,617)	675,000	773,503

U.S. Government Agencies — 12.8%

FEDERAL HOME LOAN MTG. CORP. — 4.1%
4.00% due 04/01/24	1,380,845	1,433,713
4.00% due 11/01/40	2,047,073	2,036,629
4.00% due 01/01/41	2,137,852	2,126,944
4.50% due 08/01/18	341,897	364,153
4.50% due 11/01/18	537,950	572,969
4.50% due 01/01/19	146,775	156,330
4.50% due 03/01/19	42,587	45,220
4.50% due 08/01/19	24,426	26,000
4.50% due 02/01/20	49,950	53,170
4.50% due 08/01/24	1,472,455	1,553,583
4.50% due 04/01/35	396,742	411,276
4.50% due 06/01/39	2,404,920	2,475,603
4.63% due 10/25/12	2,500,000	2,653,185
5.00% due 03/01/18	197,748	213,117
5.00% due 05/01/18	95,976	103,435
5.00% due 09/01/18	155,700	167,802
5.00% due 02/01/19	322,586	347,254
5.00% due 09/01/33	752,876	799,529
5.00% due 11/01/33	452,811	480,871
5.00% due 03/01/34	257,883	273,863
5.00% due 04/01/34	137,253	145,608
5.00% due 08/01/35	196,042	207,700
5.00% due 10/01/35	682,156	723,026
5.00% due 11/01/35	1,779,820	1,885,661
5.00% due 12/01/36	308,054	326,373
5.00% due 07/01/39	1,963,300	2,073,302
5.50% due 01/01/19	295,365	322,660
5.50% due 04/01/19	21,493	23,432
5.50% due 06/01/19	14,572	15,918
5.50% due 07/01/19	87,001	94,788
5.50% due 10/01/24	178,886	194,813
5.50% due 06/01/25	275,074	299,290
5.50% due 07/01/25	144,445	157,161
5.50% due 08/01/25	233,429	253,978
5.50% due 09/01/25	140,353	152,709
5.50% due 12/01/33	228,888	247,622
5.50% due 01/01/34	651,354	704,666
5.50% due 04/01/34	96,571	104,550
5.50% due 11/01/34	64,741	69,979
5.50% due 05/01/35	67,233	72,680
5.50% due 09/01/35	141,452	152,808
5.50% due 10/01/35	148,971	161,164
6.00% due 04/01/16	13,829	15,032
6.00% due 04/01/17	53,058	57,776
6.00% due 07/01/17	30,161	32,843
6.00% due 10/01/17	37,810	41,172
6.00% due 08/01/19	148,633	162,220
6.00% due 09/01/19	43,551	47,669
6.00% due 11/01/19	62,869	68,813
6.00% due 05/01/21	58,224	63,674
6.00% due 10/01/21	167,344	183,270
6.00% due 02/01/23	239,594	263,235
6.00% due 12/01/25	92,296	100,941
6.00% due 02/01/26	86,464	94,564
6.00% due 04/01/34	85,144	93,976
6.00% due 07/01/34	354,956	391,180
6.00% due 08/01/34	773,060	852,366
6.00% due 09/01/34	100,140	110,353
6.00% due 07/01/35	172,181	189,078

6.00% due 08/01/35	150,992	165,810
6.00% due 11/01/35	385,020	423,355
6.00% due 03/01/36	140,016	153,800
6.00% due 07/01/36	114,452	126,149
6.00% due 10/01/36	308,829	340,198
6.00% due 01/01/37	262,867	288,746
6.00% due 03/01/37	305,523	335,430
6.00% due 05/01/37	466,495	512,420
6.00% due 06/01/37	423,051	464,699
6.50% due 05/01/34	53,349	60,254
6.50% due 06/01/34	74,494	84,071
6.50% due 08/01/34	396,013	447,266
6.50% due 10/01/34	160,539	181,317
6.50% due 11/01/34	5,144	5,801
6.50% due 05/01/37	142,892	160,716
6.50% due 07/01/37	220,496	247,999

		31,450,727

FEDERAL NATIONAL MTG. ASSOC. — 6.5%
3.80% due 02/01/18	89,782	92,884
4.01% due 08/01/13	78,641	82,005
4.02% due 08/01/13	219,276	229,263
4.50% due 04/01/18	204,938	218,407
4.50% due 06/01/18	297,790	317,362
4.50% due 07/01/18	118,103	125,865
4.50% due 03/01/19	157,812	167,888
4.50% due 04/01/20	300,979	320,196
4.50% due 05/01/20	76,007	80,765
4.50% due 07/01/20	89,178	94,872
4.50% due 08/01/33	896,170	931,751
4.50% due 02/01/35	199,961	207,650
4.50% due 09/01/35	224,180	232,310
4.50% due 02/01/41	473,496	488,301
4.50% due 04/01/41	596,852	615,513
4.56% due 05/01/14	356,684	379,677
4.63% due 04/01/14	195,334	207,796
4.77% due 04/01/13	47,201	49,105
4.79% due 12/01/12	600,778	620,528
4.84% due 08/01/14	525,710	562,138
4.87% due 02/01/14	292,169	308,852
4.88% due 03/01/20	130,409	138,079
4.94% due 08/01/15	200,000	216,961
5.00% due 02/01/18	832,513	895,656
5.00% due 12/01/18	390,804	420,445
5.00% due 07/01/19	166,321	179,040
5.00% due 11/01/19	190,759	205,445
5.00% due 03/01/20	93,537	100,690
5.00% due 07/01/20	108,156	116,393
5.00% due 08/01/20	65,478	70,454
5.00% due 11/01/33	359,315	381,806
5.00% due 03/01/34	437,270	464,449
5.00% due 05/01/34	132,784	140,867
5.00% due 08/01/34	155,261	164,712
5.00% due 09/01/34	388,936	412,612
5.00% due 01/01/35	305,129	323,703
5.00% due 06/01/35	597,586	633,683
5.00% due 07/01/35	915,090	970,366
5.00% due 08/01/35	275,057	291,672
5.00% due 09/01/35	225,152	238,752
5.00% due 10/01/35	1,224,121	1,298,063
5.00% due 08/01/36	302,230	320,486
5.00% due 10/01/39	300,914	317,962
5.00% due 11/01/39	382,114	404,713
5.00% due 11/01/40	202,544	214,399
5.00% due 01/01/41	87,636	92,766
5.00% due 03/01/41	123,719	130,960
5.27% due 12/01/16	328,630	356,684
5.37% due 02/01/13	278,924	294,998
5.37% due 05/01/18	510,000	553,701
5.50% due 11/01/17	206,692	224,073
5.50% due 01/01/18	328,138	356,461
5.50% due 02/01/18	188,025	204,081
5.50% due 07/01/19	252,765	276,223
5.50% due 08/01/19	65,308	71,333
5.50% due 09/01/19	280,263	306,189
5.50% due 01/01/21	202,644	221,782
5.50% due 03/01/21	69,494	76,057
5.50% due 05/01/22	100,940	110,473
5.50% due 02/01/33	389,168	421,447
5.50% due 06/01/33	500,518	542,032
5.50% due 07/01/33	1,982,074	2,146,472
5.50% due 11/01/33	575,143	622,846
5.50% due 12/01/33	112,356	121,675
5.50% due 01/01/34	377,584	409,010
5.50% due 02/01/34	772,272	836,480
5.50% due 03/01/34	86,812	94,609
5.50% due 04/01/34	170,009	184,189
5.50% due 05/01/34	743,836	806,872
5.50% due 06/01/34	51,827	56,139
5.50% due 07/01/34	955,276	1,034,344
5.50% due 09/01/34	1,459,370	1,580,212
5.50% due 10/01/34	2,000,278	2,165,401
5.50% due 11/01/34	2,101,634	2,275,679
5.50% due 12/01/34	920,010	995,886
5.50% due 01/01/35	1,195,992	1,294,137
5.50% due 04/01/35	169,011	182,897
5.50% due 09/01/35	612,286	663,452
5.50% due 01/01/36	139,278	150,613
5.50% due 06/01/36	279,063	302,820
5.50% due 03/01/37	243,360	264,077
5.73% due 07/01/16	185,342	205,887
6.00% due 01/01/17	214,507	234,385
6.00% due 08/01/17	131,010	143,314
6.00% due 03/01/18	39,298	42,989
6.00% due 11/01/18	321,080	350,836
6.00% due 01/01/21	95,892	105,558
6.00% due 05/01/21	44,929	49,430
6.00% due 07/01/21	198,609	218,628
6.00% due 11/01/25	93,053	101,967
6.00% due 04/01/34	639,647	706,217
6.00% due 05/01/34	262,365	289,452
6.00% due 06/01/34	1,132,663	1,250,324
6.00% due 07/01/34	647,908	714,782
6.00% due 08/01/34	603,497	665,921
6.00% due 10/01/34	746,909	824,264
6.00% due 11/01/34	74,097	81,797
6.00% due 12/01/34	37,421	41,214
6.00% due 08/01/35	148,512	163,523
6.00% due 09/01/35	400,174	441,071
6.00% due 10/01/35	246,793	272,120
6.00% due 11/01/35	100,924	110,980
6.00% due 12/01/35	709,830	781,796
6.00% due 02/01/36	418,091	460,488
6.00% due 03/01/36	80,593	88,563
6.00% due 04/01/36	252,843	278,397
6.00% due 06/01/36	180,470	198,711
6.00% due 12/01/36	168,259	184,745
6.00% due 03/01/37	207,502	227,217
6.00% due 07/01/37	381,868	420,284
6.50% due 06/01/31	138,462	156,636
6.50% due 07/01/31	40,614	45,944
6.50% due 09/01/31	182,781	206,773
6.50% due 02/01/32	56,171	63,544

6.50% due 07/01/32	379,868	430,386
6.50% due 08/01/32	270,088	305,540
6.50% due 01/01/33	184,474	208,688
6.50% due 04/01/34	38,635	43,633
6.50% due 06/01/34	50,026	56,499
6.50% due 08/01/34	248,502	280,771
6.50% due 05/01/36	190,528	214,941
6.50% due 01/01/37	120,463	135,748
6.50% due 02/01/37	614,673	692,530
6.50% due 05/01/37	316,054	356,009
6.50% due 07/01/37	242,366	273,100
7.50% due 02/01/30	22,792	26,507
7.50% due 03/01/31	65,204	76,060
7.50% due 02/01/32	40,086	46,760

		48,956,535

GOVERNMENT NATIONAL MTG. ASSOC. — 1.9%
4.00% due 01/20/41	2,139,871	2,169,677
4.50% due 07/20/33	45,358	47,844
4.50% due 09/20/33	302,207	318,110
4.50% due 12/20/34	178,294	187,564
4.50% due 11/15/39	1,938,038	2,035,113
4.50% due 03/15/40	474,703	498,925
4.50% due 06/15/40	292,891	307,196
5.00% due 07/20/33	66,294	71,510
5.00% due 06/15/34	268,991	289,919
5.00% due 10/15/34	137,397	147,957
5.00% due 05/15/39	1,491,331	1,599,902
5.00% due 09/15/39	1,888,080	2,025,535
5.50% due 11/15/32	253,588	277,826
5.50% due 05/15/33	1,329,852	1,456,960
5.50% due 08/15/33	111,671	122,345
5.50% due 12/15/33	342,225	374,918
5.50% due 09/15/34	118,182	129,404
5.50% due 10/15/35	17,552	19,191
6.00% due 09/15/32	297,989	332,710
6.00% due 04/15/33	299,128	333,982
6.00% due 02/15/34	201,294	224,706
6.00% due 07/15/34	146,291	163,336
6.00% due 09/15/34	144,594	161,261
6.00% due 01/20/35	73,104	80,808
6.00% due 02/20/35	105,550	116,674
6.00% due 04/20/35	54,495	60,239
6.00% due 01/15/38	483,555	538,689

		14,092,301

SMALL BUSINESS ADMINISTRATION — 0.3%
Series 2003-20G, Class 1
4.35% due 07/01/23	88,022	92,400
Series 2004-20D, Class 1
4.77% due 04/01/24	248,544	263,490
Series 2005-20C, Class 1
4.95% due 03/01/25	579,082	617,325
Series 2004-20I, Class 1
4.99% due 09/01/24	376,610	401,720
Series 2004-20E, Class 1
5.18% due 05/01/24	430,060	459,183
Series 2004-20F, Class 1
5.52% due 06/01/24	640,326	686,493

		2,520,611

SOVEREIGN AGENCY — 0.0%
Financing Corp. Senior Sec. Bonds 9.65% due 11/02/18	235,000	336,086

TOTAL U.S. GOVERNMENT AGENCIES (cost $91,665,292)		97,356,260

U.S. Government Treasuries — 11.6%

UNITED STATES TREASURY BONDS — 2.6%
4.50% due 08/15/39	7,299,400	7,413,453
5.00% due 05/15/37	4,072,000	4,488,745
5.25% due 02/15/29	3,503,000	4,007,649
5.38% due 02/15/31	439,000	510,063
6.00% due 02/15/26	1,143,000	1,410,713
6.25% due 08/15/23	611,000	767,282
6.75% due 08/15/26	377,000	499,466
8.00% due 11/15/21	318,000	448,132

		19,545,503

UNITED STATES TREASURY NOTES — 9.0%
1.25% due 07/15/20 TIPS	5,620,053	5,929,594
1.38% due 10/15/12	3,773,000	3,826,943
1.38% due 01/15/13	4,397,000	4,463,298
1.50% due 12/31/13	2,374,000	2,412,948
1.88% due 04/30/14	9,363,000	9,597,075
2.00% due 11/30/13	1,361,000	1,400,979
2.13% due 05/31/15	12,460,000	12,739,353
2.63% due 02/29/16	505,000	522,004
2.75% due 10/31/13	6,188,000	6,487,734
3.50% due 05/31/13	1,900,000	2,013,407
3.75% due 11/15/18	13,266,000	14,132,429
3.88% due 02/15/13	462,000	489,973
4.13% due 05/15/15	1,220,000	1,344,383
4.75% due 05/15/14	829,000	922,004
8.50% due 02/15/20	1,341,000	1,910,087

		68,192,211

TOTAL U.S. GOVERNMENT TREASURIES (cost $86,760,123)		87,737,714

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $627,522,332)		748,682,013

Short-Term Investment Securities — 0.8%

COMMERCIAL PAPER — 0.8%
HSBC Americas, Inc. 0.10% due 05/02/11 (cost $6,147,983)	6,148,000	6,147,983

TOTAL INVESTMENTS (cost $633,670,315)(7)	99.7%	754,829,996

Other assets less liabilities	0.3	1,945,424

NET ASSETS	100.0%	$756,775,420

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2011, the aggregate value of these securities was $26,030,198 representing 3.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Illiquid security. At April 30, 2011, the aggregate value of these securities was $6,939,186 representing 0.9% of net assets.

(2)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 1.

(3)	Commercial Mortgage Backed Security

(4)	Collateralized Mortgage Obligation

(5)	Interest Only

(6)	Perpetual maturity — maturity date reflects the next call date.

(7)	See Note 4 for cost of investments on a tax basis.

TIPS	— Treasury Inflation Protected Securities

FRS	— Floating Rate Security

VRS	— Variable Rate Security
The rates shown on FRS and VRS are the current interest rates at April 30, 2011 and unless noted otherwise, the dates shown are the original maturity dates.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock	$463,451,239	$—	$—	$463,451,239
Convertible Preferred Stock	1,558,466	—	—	1,558,466
Asset Backed Securities	—	16,615,980	2,672,585	19,288,565
U.S. Corporate Bonds & Notes	—	48,177,709	—	48,177,709
Foreign Corporate Bonds & Notes	—	27,450,531	—	27,450,531
Foreign Government Agencies	—	2,888,026	—	2,888,026
Municipal Bonds & Notes	—	773,503	—	773,503
U.S. Government Agencies	—	97,356,260	—	97,356,260
U.S. Government Treasuries	—	87,737,714	—	87,737,714
Short-Term Investment Securities:
Commercial Paper	—	6,147,983	—	6,147,983

Total	$465,009,705	$287,147,706	$2,672,585	$754,829,996

The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

Asset Backed
Securities
Balance as of 1/31/2011	$3,534,533
Accrued discounts	—
Accrued premiums	—
Realized gain	21,518
Realized loss	—
Change in unrealized appreciation(1)	22,640
Change in unrealized depreciation(1)	(14,051)
Net purchases	—
Net sales	(602,088)
Transfers into Level 3(2)	—
Transfers out of Level 3(2)	(289,967)

Balance as of 4/30/2011	$2,672,585

(1)	The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at April 30, 2011 includes:

Asset Backed
Securities
$8,589

(2)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
TELECOM UTILITY PORTFOLIO
Portfolio of Investments — April 30, 2011 —
(unaudited)

Common Stock — 92.0%	Shares/ Principal Amount	Value (Note 1)

CABLE/SATELLITE TV — 4.4%
Comcast Corp., Special Class A	49,360	$1,211,788
DIRECTV, Class A†	1,390	67,540
Time Warner Cable, Inc.	7,502	586,131

		1,865,459

CELLULAR TELECOM — 9.3%
America Movil SAB de CV, Series L ADR	3,430	196,196
Cellcom Israel, Ltd.	24,260	778,746
Mobile Telesystems OJSC ADR	22,935	485,075
MTN Group, Ltd.	13,534	300,964
NII Holdings, Inc.†	16,630	691,475
Partner Communications ADR	13,350	258,590
Vivo Participacoes SA ADR	22,325	933,408
Vodafone Group PLC	102,522	293,861

		3,938,315

ELECTRIC-DISTRIBUTION — 1.1%
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	18,920	460,613

ELECTRIC-GENERATION — 6.0%
AES Corp.†	77,160	1,021,599
CEZ AS	15,931	913,460
China Hydroelectric Corp. ADR	10,260	64,843
OGK-4 OJSC	423,327	35,983
Tractebel Energia SA	29,400	515,042

		2,550,927

ELECTRIC-INTEGRATED — 28.8%
Alliant Energy Corp.	5,900	233,286
American Electric Power Co., Inc.	20,840	760,243
Cia Paranaense de Energia-Copel ADR	7,450	205,396
CMS Energy Corp.	61,860	1,224,828
Constellation Energy Group, Inc.	20,460	745,153
E.ON AG	7,144	244,217
Edison International	14,780	580,411
EDP-Energias de Portugal SA	200,729	820,575
Enel OGK-5 OJSC	462,937	41,850
Enersis SA ADR	14,180	302,885
Entergy Corp.	4,645	323,849
EVN AG	2,813	53,956
Fortum Oyj	15,237	524,938
GDF Suez	2,105	86,130
International Power PLC	98,701	545,044
Light SA	21,450	361,318
NextEra Energy, Inc.	18,200	1,029,574
Northeast Utilities	10,710	381,276
NV Energy, Inc.	13,400	203,546
OGE Energy Corp.	9,700	515,749
PG&E Corp.	16,950	781,056
PPL Corp.	19,760	542,017
Public Service Enterprise Group, Inc.	29,900	961,883
Scottish & Southern Energy PLC	18,735	424,973
TGK-1 OAO	111,321,864	69,020
Wisconsin Energy Corp.	3,880	121,095
Xcel Energy, Inc.	7,710	187,584

		12,271,852

ELECTRIC-TRANSMISSION — 1.9%
Federal Grid Co. Unified Energy System JSC	5,907,160	71,477
Red Electrica Corp. SA	11,520	735,067

		806,544

ENERGY-ALTERNATE SOURCES — 0.7%
EDP Renovaveis SA†	38,009	292,745
Enel Green Power SpA†	7,484	22,192

		314,937

GAS-DISTRIBUTION — 8.2%
AGL Resources, Inc.	6,060	251,551
CenterPoint Energy, Inc.	32,500	604,500
Enagas SA	23,697	586,326
National Grid PLC	71,583	734,151
NiSource, Inc.	15,390	299,335
Questar Corp.	18,840	331,019
Sempra Energy	4,740	261,174
Southern Union Co.	11,440	342,056
UGI Corp.	1,820	60,606

		3,470,718

INDEPENDENT POWER PRODUCERS — 2.6%
Calpine Corp.†	33,230	556,603
GenOn Energy, Inc.†	9,810	38,553
NRG Energy, Inc.†	20,319	491,720

		1,086,876

INVESTMENT COMPANIES — 0.4%
Hutchison Port Holdings Trust†	201,000	184,920

MULTIMEDIA — 0.4%
Viacom, Inc., Class B	3,050	156,038

OIL COMPANIES-EXPLORATION & PRODUCTION — 5.4%
EOG Resources, Inc.	910	102,748
EQT Corp.	17,900	941,719
Occidental Petroleum Corp.	2,040	233,152
QEP Resources, Inc.	24,210	1,034,493

		2,312,112

PIPELINES — 8.4%
El Paso Corp.	73,251	1,421,802
Kinder Morgan, Inc.†	10,680	305,234
Spectra Energy Corp.	17,640	512,266
Williams Cos., Inc.	40,500	1,343,385

		3,582,687

TELECOM SERVICES — 4.9%
Telenet Group Holding NV†	11,807	586,983
Virgin Media, Inc.	40,820	1,235,213
XL Axiata Tbk PT†	306,000	242,970

		2,065,166

TELEPHONE-INTEGRATED — 6.7%
Bezeq The Israeli Telecommunication Corp., Ltd.	100,320	297,080
CenturyLink, Inc.	11,043	450,334
Deutsche Telekom AG	16,620	276,076
Frontier Communications Corp.	10,250	84,767
Koninklijke KPN NV	34,379	545,613
Portugal Telecom SGPS SA	41,730	509,425
TDC A/S	50,871	441,715
Telecom Italia SpA RSP	207,951	268,582

		2,873,592

WATER — 1.5%
American Water Works Co., Inc.	10,750	315,835

WATER (CONTINUED)
Companhia de Saneamento de Minas Gerais	17,700	$322,902

		638,737

WIRELESS EQUIPMENT — 1.3%
American Tower Corp., Class A†	6,560	343,153
Crown Castle International Corp.†	4,260	182,584
SBA Communications Corp., Class A†	1,040	40,175

		565,912

TOTAL COMMON STOCK (cost $30,129,492)		39,145,405

Convertible Preferred Stock — 2.2%

ELECTRIC-INTEGRATED — 2.2%
Great Plains Energy, Inc. 12.00%	2,860	188,617
NextEra Energy, Inc. 7.00%	4,800	249,120
PPL Corp. 8.75%	3,970	213,189
PPL Corp. 9.50%	5,330	302,105

TOTAL CONVERTIBLE PREFERRED STOCK (cost $896,437)		953,031

Preferred Stock — 2.2%

ELECTRIC-GENERATION — 0.8%
AES Tiete SA	21,200	351,716

ELECTRIC-INTEGRATED — 0.4%
Companhia Paranaense de Energia-Copel	6,400	174,930

TELECOM SERVICES — 1.0%
Tim Participacoes SA ADR	8,900	419,902

TOTAL PREFERRED STOCK (cost $594,308)		946,548

Convertible Bonds & Notes — 0.7%

TELECOM SERVICES — 0.7%
Virgin Media, Inc. Senior Notes 6.50% due 11/15/16 (cost $162,174)	$152,000	274,740

U.S. Corporate Bonds & Notes — 0.2%

INDEPENDENT POWER PRODUCERS — 0.2%
GenOn Energy, Inc. Senior Notes 9.88% due 10/15/20* (cost $94,816)	95,000	101,650

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $31,877,227)		41,421,374

Short-Term Investment Securities — 3.0%

COMMERCIAL PAPER — 3.0%
Bank of America Corp. 0.08% due 05/02/11 (cost $1,267,997)	1,268,000	1,267,997

TOTAL INVESTMENTS (cost $33,145,224)(1)	100.3%	42,689,371
Liabilities in excess of other assets	(0.3)	(135,591)

NET ASSETS	100.0%	$42,553,780

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At January 31, 2011, the aggregate value of these securities was $101,650 representing 0.2% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	See Note 4 for cost of investments on a tax basis.

†	Non-income producing security

ADR	American Depository Receipt
Open Forward Foreign Currency Contracts

	Contract to		In Exchange		Delivery	Unrealized	Unrealized
Counterparty	Deliver		For		Date	Appreciation	(Depreciation)

Barclays Bank PLC	GBP	590,092	USD	961,501	7/12/2011	$—	$(23,271)

Citibank N.A.	EUR	7,425	USD	10,847	7/12/2011	—	(130)
	USD	8,106	EUR	5,664	7/12/2011	267	—

						267	(130)

Credit Suisse London Branch	EUR	113,042	USD	164,081	7/12/2011	—	(3,029)
	USD	73,692	EUR	51,152	7/12/2011	1,927	—
	USD	28,307	GBP	17,340	7/12/2011	631	—

						2,558	(3,029)

Deutsche Bank AG London	GBP	604,238	USD	984,936	7/12/2011	—	(23,444)

HSBC Bank	EUR	27,639	USD	40,039	7/12/2011	—	(820)
	GBP	27,889	USD	45,108	7/12/2011	—	(1,435)
	USD	12,272	EUR	8,645	7/12/2011	507	—
	USD	2,534	GBP	1,559	7/12/2011	67	—

						574	(2,255)

JPMorgan Chase	EUR	181,009	USD	258,291	7/12/2011	—	(9,294)
	GBP	5,338	USD	8,589	7/12/2011	—	(318)

						—	(9,612)

Morgan Stanley Capital Services	EUR	2,074	USD	2,998	7/12/2011	—	(68)

UBS AG	EUR	1,949,655	USD	2,690,339	6/15/2011	—	(194,000)

						—	(194,000)

Net Unrealized Appreciation/(Depreciation)						$3,399	$(255,809)

EUR	—	Euro Dollar
GBP	—	British Pound
USD	—	United States Dollar
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Cellular Telecom	$3,938,315	$—	$—	$3,938,315
Electric-Generation	2,550,927	—	—	2,550,927
Electric-Integrated	12,271,852	—	—	12,271,852
Gas-Distribution	3,359,848	110,870	—	3,470,718
Oil Companies — Exploration & Production	2,312,112	—	—	2,312,112
Pipelines	3,582,687	—	—	3,582,687
Telephone-Integrated	2,873,592	—	—	2,873,592
Other Industries*	8,145,202	—	—	8,145,202
Convertible Preferred Stocks	953,031	—	—	953,031
Preferred Stocks	946,548	—	—	946,548
Convertible Bonds & Notes	—	274,740	—	274,740
U.S. Corporate Bonds & Notes	—	101,650	—	101,650
Short-Term Investment Securities:
Commercial Paper	—	1,267,997	—	1,267,997
Other Financial Instruments:@
Forward Foreign Currency Contracts Apreciation	—	3,399	—	3,399

Total	$40,934,114	$1,758,656	$—	$42,692,770

LIABILITIES:
Other Financial Instruments:@
Forward Foreign Currency Contracts Depreciation	$—	$255,809	$—	$255,809

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
EQUITY INDEX PORTFOLIO
Portfolio of Investments — April 30, 2011 —
(unaudited)

Common Stock — 96.9%	Shares/ Principal Amount	Value (Note 1)

ADVERTISING AGENCIES — 0.1%
Interpublic Group of Cos., Inc.	734	$8,624
Omnicom Group, Inc.	426	20,955

		29,579

AEROSPACE/DEFENSE — 1.2%
Boeing Co.	1,105	88,157
General Dynamics Corp.	559	40,706
Lockheed Martin Corp.	430	34,078
Northrop Grumman Corp.	437	27,798
Raytheon Co.	540	26,217
Rockwell Collins, Inc.	233	14,702

		231,658

AEROSPACE/DEFENSE-EQUIPMENT — 0.7%
Goodrich Corp.	188	16,614
United Technologies Corp.	1,381	123,710

		140,324

AGRICULTURAL CHEMICALS — 0.4%
CF Industries Holdings, Inc.	107	15,146
Monsanto Co.	805	54,772

		69,918

AGRICULTURAL OPERATIONS — 0.2%
Archer-Daniels-Midland Co.	956	35,391

AIRLINES — 0.1%
Southwest Airlines Co.	1,121	13,172

APPAREL MANUFACTURERS — 0.3%
Coach, Inc.	444	26,556
Polo Ralph Lauren Corp.	98	12,815
VF Corp.	130	13,073

		52,444

APPLIANCES — 0.1%
Whirlpool Corp.	114	9,825

APPLICATIONS SOFTWARE — 2.0%
Citrix Systems, Inc.†	281	23,700
Compuware Corp.†	328	3,716
Intuit, Inc.†	409	22,724
Microsoft Corp.	11,092	288,614
Red Hat, Inc.†	289	13,719
Salesforce.com, Inc.†	177	24,532

		377,005

ATHLETIC FOOTWEAR — 0.2%
NIKE, Inc., Class B	574	47,252

AUDIO/VIDEO PRODUCTS — 0.0%
Harman International Industries, Inc.	105	5,096

AUTO-CARS/LIGHT TRUCKS — 0.5%
Ford Motor Co.†	5,674	87,777

AUTO-HEAVY DUTY TRUCKS — 0.1%
PACCAR, Inc.	548	29,104

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.2%
Johnson Controls, Inc.	1,016	41,656

BANKS-COMMERCIAL — 0.4%
BB&T Corp.	1,042	28,051
First Horizon National Corp.	395	4,325
M&T Bank Corp.	180	15,907
Marshall & Ilsley Corp.	795	6,495
Regions Financial Corp.	1,887	13,850
Zions Bancorporation	275	6,724

		75,352

BANKS-FIDUCIARY — 0.6%
Bank of New York Mellon Corp.	1,863	53,953
Northern Trust Corp.	363	18,146
State Street Corp.	753	35,052

		107,151

BANKS-SUPER REGIONAL — 2.4%
Capital One Financial Corp.	686	37,545
Comerica, Inc.	265	10,051
Fifth Third Bancorp	1,377	18,273
Huntington Bancshares, Inc.	1,295	8,793
KeyCorp.	1,427	12,372
PNC Financial Services Group, Inc.	788	49,124
SunTrust Banks, Inc.	804	22,665
US Bancorp	2,883	74,439
Wells Fargo & Co.	7,903	230,056

		463,318

BEVERAGES-NON-ALCOHOLIC — 2.2%
Coca-Cola Co.	3,442	232,198
Coca-Cola Enterprises, Inc.	495	14,063
Dr Pepper Snapple Group, Inc.	336	13,171
PepsiCo, Inc.	2,380	163,958

		423,390

BEVERAGES-WINE/SPIRITS — 0.1%
Brown-Forman Corp., Class B	155	11,138
Constellation Brands, Inc., Class A†	264	5,911

		17,049

BREWERY — 0.1%
Molson Coors Brewing Co., Class B	238	11,603

BROADCAST SERVICES/PROGRAM — 0.1%
Discovery Communications, Inc., Class A†	422	18,678
Scripps Networks Interactive Inc., Class A	136	6,993

		25,671

BUILDING PRODUCTS-WOOD — 0.0%
Masco Corp.	537	7,207

BUILDING-RESIDENTIAL/COMMERCIAL — 0.1%
D.R. Horton, Inc.	422	5,250
Lennar Corp., Class A	241	4,577
Pulte Group, Inc.†	504	4,097

		13,924

CABLE/SATELLITE TV — 1.1%
Cablevision Systems Corp., Class A	349	12,295
Comcast Corp., Class A	4,165	109,290
DIRECTV, Class A†	1,190	57,822
Time Warner Cable, Inc.	515	40,237

		219,644

CASINO HOTELS — 0.1%
Wynn Resorts, Ltd.	114	16,775

CASINO SERVICES — 0.0%
International Game Technology	448	7,925

CELLULAR TELECOM — 0.1%
MetroPCS Communications, Inc.†	396	6,665

Sprint Nextel Corp.†	4,486	23,237

		29,902

CHEMICALS-DIVERSIFIED — 0.9%
Dow Chemical Co.	1,752	71,815
E.I. du Pont de Nemours & Co.	1,383	78,541
FMC Corp.	107	9,446
PPG Industries, Inc.	241	22,815

		182,617

CHEMICALS-SPECIALTY — 0.3%
Eastman Chemical Co.	106	11,369
Ecolab, Inc.	349	18,413
International Flavors & Fragrances, Inc.	120	7,622
Sigma-Aldrich Corp.	183	12,916

		50,320

COAL — 0.3%
Consol Energy, Inc.	339	18,337
Massey Energy Co.	155	10,577
Peabody Energy Corp.	406	27,129

		56,043

COATINGS/PAINT — 0.1%
Sherwin-Williams Co.	134	11,027

COMMERCIAL SERVICES — 0.1%
Iron Mountain, Inc.	300	9,555
Quanta Services, Inc.†	323	7,003

		16,558

COMMERCIAL SERVICES-FINANCE — 1.1%
Automatic Data Processing, Inc.	745	40,491
Equifax, Inc.	184	6,906
H&R Block, Inc.	458	7,919
Mastercard, Inc., Class A	145	40,004
Moody’s Corp.	299	11,703
Paychex, Inc.	483	15,799
Total System Services, Inc.	244	4,599
Visa, Inc., Class A	727	56,793
Western Union Co.	970	20,612

		204,826

COMPUTER AIDED DESIGN — 0.1%
Autodesk, Inc.†	343	15,428

COMPUTER SERVICES — 1.9%
Cognizant Technology Solutions Corp., Class A†	456	37,803
Computer Sciences Corp.	233	11,878
International Business Machines Corp.	1,829	311,991

		361,672

COMPUTERS — 3.4%
Apple, Inc.†	1,382	481,254
Dell, Inc.†	2,519	39,070
Hewlett-Packard Co.	3,262	131,687

		652,011

COMPUTERS-INTEGRATED SYSTEMS — 0.1%
Teradata Corp.†	252	14,092

COMPUTERS-MEMORY DEVICES — 0.8%
EMC Corp.†	3,103	87,939
NetApp, Inc.†	552	28,693
SanDisk Corp.†	355	17,445
Western Digital Corp.†	348	13,850

		147,927

COMPUTERS-PERIPHERY EQUIPMENT — 0.0%
Lexmark International, Inc., Class A†	118	3,806

CONSULTING SERVICES — 0.0%
SAIC, Inc.†	441	7,673

CONSUMER PRODUCTS-MISC. — 0.4%
Clorox Co.	206	14,350
Fortune Brands, Inc.	230	14,968
Kimberly-Clark Corp.	607	40,099

		69,417

CONTAINERS-METAL/GLASS — 0.1%
Ball Corp.	254	9,477
Owens-Illinois, Inc.†	246	7,299

		16,776

CONTAINERS-PAPER/PLASTIC — 0.1%
Bemis Co., Inc.	161	5,046
Sealed Air Corp.	239	6,159

		11,205

COSMETICS & TOILETRIES — 1.9%
Avon Products, Inc.	645	18,950
Colgate-Palmolive Co.	741	62,503
Estee Lauder Cos., Inc., Class A	172	16,684
Procter & Gamble Co.	4,201	272,645

		370,782

CRUISE LINES — 0.1%
Carnival Corp.	647	24,631

DATA PROCESSING/MANAGEMENT — 0.2%
Dun & Bradstreet Corp.	75	6,163
Fidelity National Information Services, Inc.	399	13,207
Fiserv, Inc.†	219	13,427

		32,797

DENTAL SUPPLIES & EQUIPMENT — 0.1%
DENTSPLY International, Inc.	213	7,996
Patterson Cos., Inc.	144	4,998

		12,994

DIALYSIS CENTERS — 0.1%
DaVita, Inc.†	144	12,685

DISPOSABLE MEDICAL PRODUCTS — 0.1%
C.R. Bard, Inc.	128	13,664

DISTRIBUTION/WHOLESALE — 0.2%
Fastenal Co.	221	14,827
Genuine Parts Co.	237	12,727
WW Grainger, Inc.	88	13,341

		40,895

DIVERSIFIED BANKING INSTITUTIONS — 4.4%
Bank of America Corp.	15,183	186,447
Citigroup, Inc.†	43,587	200,064
Goldman Sachs Group, Inc.	781	117,939

JPMorgan Chase & Co.	5,976	272,685
Morgan Stanley	2,319	60,642

		837,777

DIVERSIFIED MANUFACTURING OPERATIONS — 3.9%
3M Co.	1,068	103,820
Danaher Corp.	811	44,800
Dover Corp.	280	19,051
Eaton Corp.	511	27,354
General Electric Co.	15,929	325,748
Honeywell International, Inc.	1,176	72,006
Illinois Tool Works, Inc.	748	43,691
Ingersoll-Rand PLC	494	24,947
ITT Corp.	276	15,950
Leggett & Platt, Inc.	220	5,784
Parker Hannifin Corp.	243	22,920
Textron, Inc.	414	10,805
Tyco International, Ltd.	711	34,654

		751,530

DIVERSIFIED OPERATIONS — 0.1%
Leucadia National Corp.	297	11,482

E-COMMERCE/PRODUCTS — 0.5%
Amazon.com, Inc.†	534	104,931

E-COMMERCE/SERVICES — 0.6%
eBay, Inc.†	1,714	58,962
Expedia, Inc.	300	7,509
Netflix, Inc.†	66	15,356
priceline.com, Inc.†	74	40,479

		122,306

ELECTRIC PRODUCTS-MISC. — 0.4%
Emerson Electric Co.	1,131	68,720
Molex, Inc.	207	5,589

		74,309

ELECTRIC-GENERATION — 0.1%
AES Corp.†	993	13,147

ELECTRIC-INTEGRATED — 2.7%
Ameren Corp.	361	10,581
American Electric Power Co., Inc.	721	26,302
CMS Energy Corp.	378	7,484
Consolidated Edison, Inc.	438	22,828
Constellation Energy Group, Inc.	300	10,926
Dominion Resources, Inc.	871	40,432
DTE Energy Co.	254	12,835
Duke Energy Corp.	1,994	37,188
Edison International	489	19,203
Entergy Corp.	269	18,755
Exelon Corp.	993	41,855
FirstEnergy Corp.	627	25,055
Integrys Energy Group, Inc.	117	6,126
NextEra Energy, Inc.	631	35,696
Northeast Utilities	265	9,434
Pepco Holdings, Inc.	338	6,513
PG&E Corp.	594	27,371
Pinnacle West Capital Corp.	163	7,073
PPL Corp.	847	23,233
Progress Energy, Inc.	440	20,878
Public Service Enterprise Group, Inc.	759	24,417
SCANA Corp.	171	7,100
Southern Co.	1,269	49,542
TECO Energy, Inc.	322	6,205
Wisconsin Energy Corp.	351	10,955
Xcel Energy, Inc.	724	17,615

		525,602

ELECTRONIC COMPONENTS-MISC. — 0.0%
Jabil Circuit, Inc.	294	5,833

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.0%
Advanced Micro Devices, Inc.†	863	7,853
Altera Corp.	480	23,376
Broadcom Corp., Class A†	713	25,083
Intel Corp.	8,233	190,923
LSI Corp.†	924	6,773
MEMC Electronic Materials, Inc.†	345	4,082
Microchip Technology, Inc.	283	11,614
Micron Technology, Inc.†	1,287	14,530
National Semiconductor Corp.	362	8,732
NVIDIA Corp.†	872	17,440
Texas Instruments, Inc.	1,758	62,462
Xilinx, Inc.	392	13,665

		386,533

ELECTRONIC CONNECTORS — 0.1%
Amphenol Corp., Class A	264	14,760

ELECTRONIC FORMS — 0.1%
Adobe Systems, Inc.†	759	25,464

ELECTRONIC MEASUREMENT INSTRUMENTS — 0.2%
Agilent Technologies, Inc.†	518	25,853
FLIR Systems, Inc.	239	8,418

		34,271

ELECTRONICS-MILITARY — 0.1%
L-3 Communications Holdings, Inc.	170	13,632

ENERGY-ALTERNATE SOURCES — 0.1%
First Solar, Inc.†	81	11,305

ENGINEERING/R&D SERVICES — 0.1%
Fluor Corp.	265	18,534
Jacobs Engineering Group, Inc.†	190	9,426

		27,960

ENGINES-INTERNAL COMBUSTION — 0.2%
Cummins, Inc.	297	35,693

ENTERPRISE SOFTWARE/SERVICE — 1.2%
BMC Software, Inc.†	268	13,461
CA, Inc.	574	14,115
Oracle Corp.	5,836	210,388

		237,964

ENTERTAINMENT SOFTWARE — 0.1%
Electronic Arts, Inc.†	502	10,130

FILTRATION/SEPARATION PRODUCTS — 0.1%
Pall Corp.	173	10,110

FINANCE-CONSUMER LOANS — 0.1%
SLM Corp.†	790	13,106

FINANCE-CREDIT CARD — 0.5%
American Express Co.	1,569	77,007

Discover Financial Services	818	20,319

		97,326

FINANCE-INVESTMENT BANKER/BROKER — 0.2%
Charles Schwab Corp.	1,498	27,428
E*Trade Financial Corp.†	332	5,392

		32,820

FINANCE-OTHER SERVICES — 0.3%
CME Group, Inc.	101	29,873
IntercontinentalExchange, Inc.†	110	13,238
NASDAQ OMX Group, Inc.†	225	6,097
NYSE Euronext	392	15,700

		64,908

FOOD-CONFECTIONERY — 0.1%
Hershey Co.	232	13,389
J.M. Smucker Co.	179	13,437

		26,826

FOOD-DAIRY PRODUCTS — 0.0%
Dean Foods Co.†	275	3,077

FOOD-MEAT PRODUCTS — 0.1%
Hormel Foods Corp.	208	6,117
Tyson Foods, Inc., Class A	447	8,896

		15,013

FOOD-MISC. — 1.2%
Campbell Soup Co.	274	9,204
ConAgra Foods, Inc.	654	15,990
General Mills, Inc.	954	36,805
H.J. Heinz Co.	483	24,744
Kellogg Co.	378	21,648
Kraft Foods, Inc., Class A	2,624	88,114
McCormick & Co., Inc.	199	9,775
Sara Lee Corp.	934	17,933

		224,213

FOOD-RETAIL — 0.3%
Kroger Co.	954	23,192
Safeway, Inc.	552	13,419
SUPERVALU, Inc.	318	3,581
Whole Foods Market, Inc.	221	13,870

		54,062

FOOD-WHOLESALE/DISTRIBUTION — 0.1%
Sysco Corp.	874	25,267

GAS-DISTRIBUTION — 0.2%
CenterPoint Energy, Inc.	637	11,848
Nicor, Inc.	68	3,769
NiSource, Inc.	419	8,150
Sempra Energy	361	19,891

		43,658

GOLD MINING — 0.2%
Newmont Mining Corp.	740	43,371

HAZARDOUS WASTE DISPOSAL — 0.1%
Stericycle, Inc.†	128	11,684

HOME DECORATION PRODUCTS — 0.0%
Newell Rubbermaid, Inc.	436	8,310

HOTELS/MOTELS — 0.2%
Marriott International, Inc., Class A	436	15,391
Starwood Hotels & Resorts Worldwide, Inc.	288	17,156
Wyndham Worldwide Corp.	260	8,999

		41,546

HUMAN RESOURCES — 0.1%
Monster Worldwide, Inc.†	195	3,200
Robert Half International, Inc.	219	6,642

		9,842

INDEPENDENT POWER PRODUCERS — 0.0%
NRG Energy, Inc.†	371	8,978

INDUSTRIAL AUTOMATED/ROBOTIC — 0.1%
Rockwell Automation, Inc.	214	18,646

INDUSTRIAL GASES — 0.4%
Air Products & Chemicals, Inc.	322	30,758
Airgas, Inc.	112	7,778
Praxair, Inc.	455	48,421

		86,957

INSTRUMENTS-SCIENTIFIC — 0.3%
PerkinElmer, Inc.	170	4,806
Thermo Fisher Scientific, Inc.†	586	35,154
Waters Corp.†	137	13,426

		53,386

INSURANCE BROKERS — 0.3%
AON Corp.	500	26,085
Marsh & McLennan Cos., Inc.	816	24,708

		50,793

INSURANCE-LIFE/HEALTH — 0.7%
Aflac, Inc.	705	39,614
Lincoln National Corp.	474	14,803
Principal Financial Group, Inc.	481	16,234
Prudential Financial, Inc.	729	46,233
Torchmark Corp.	117	7,830
Unum Group	465	12,313

		137,027

INSURANCE-MULTI-LINE — 1.1%
ACE, Ltd.	503	33,827
Allstate Corp.	795	26,903
American International Group, Inc.†(1)	215	6,697
Assurant, Inc.	150	5,955
Cincinnati Financial Corp.	245	7,761
Genworth Financial, Inc., Class A†	735	8,960
Hartford Financial Services Group, Inc.	667	19,323
Loews Corp.	472	20,891
MetLife, Inc.	1,583	74,068
XL Group PLC	467	11,404

		215,789

INSURANCE-PROPERTY/CASUALTY — 0.5%
Chubb Corp.	443	28,879
Progressive Corp.	990	21,721
Travelers Cos., Inc.	647	40,942

		91,542

INSURANCE-REINSURANCE — 1.1%
Berkshire Hathaway, Inc., Class B†	2,597	216,330

INTERNET INFRASTRUCTURE SOFTWARE — 0.1%
Akamai Technologies, Inc.†	281	9,678
F5 Networks, Inc.†	121	12,264

		21,942

INTERNET SECURITY — 0.2%
Symantec Corp.†	1,145	22,499
VeriSign, Inc.	260	9,610

		32,109

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.7%
Ameriprise Financial, Inc.	370	22,962
BlackRock, Inc.	143	28,020
Federated Investors, Inc., Class B	139	3,583
Franklin Resources, Inc.	218	28,148
Invesco, Ltd.	691	17,185
Janus Capital Group, Inc.	279	3,396
Legg Mason, Inc.	228	8,470
T. Rowe Price Group, Inc.	389	24,993

		136,757

LINEN SUPPLY & RELATED ITEMS — 0.0%
Cintas Corp.	190	5,900

MACHINERY-CONSTRUCTION & MINING — 0.7%
Caterpillar, Inc.	958	110,563
Joy Global, Inc.	157	15,849

		126,412

MACHINERY-FARMING — 0.3%
Deere & Co.	632	61,620

MACHINERY-GENERAL INDUSTRIAL — 0.1%
Roper Industries, Inc.	143	12,368

MACHINERY-PUMPS — 0.1%
Flowserve Corp.	84	10,636

MEDICAL INFORMATION SYSTEMS — 0.1%
Cerner Corp.†	108	12,979

MEDICAL INSTRUMENTS — 0.7%
Boston Scientific Corp.†	2,285	17,115
Edwards Lifesciences Corp.†	172	14,852
Intuitive Surgical, Inc.†	58	20,282
Medtronic, Inc.	1,604	66,967
St. Jude Medical, Inc.	488	26,079

		145,295

MEDICAL LABS & TESTING SERVICES — 0.1%
Laboratory Corp. of America Holdings†	150	14,470
Quest Diagnostics, Inc.	234	13,193

		27,663

MEDICAL PRODUCTS — 2.5%
Baxter International, Inc.	869	49,446
Becton, Dickinson and Co.	332	28,532
CareFusion Corp.†	335	9,839
Covidien PLC	741	41,266
Hospira, Inc.†	250	14,183
Johnson & Johnson	4,103	269,649
Stryker Corp.	505	29,795
Varian Medical Systems, Inc.†	180	12,636
Zimmer Holdings, Inc.†	288	18,792

		474,138

MEDICAL-BIOMEDICAL/GENE — 1.1%
Amgen, Inc.†	1,399	79,533
Biogen Idec, Inc.†	361	35,143
Celgene Corp.†	697	41,040
Gilead Sciences, Inc.†	1,193	46,336
Life Technologies Corp.†	270	14,904

		216,956

MEDICAL-DRUGS — 3.8%
Abbott Laboratories	2,322	120,837
Allergan, Inc.	459	36,518
Bristol-Myers Squibb Co.	2,554	71,767
Cephalon, Inc.†	114	8,755
Eli Lilly & Co.	1,528	56,551
Forest Laboratories, Inc.†	429	14,226
Merck & Co., Inc.	4,625	166,269
Pfizer, Inc.	11,994	251,394

		726,317

MEDICAL-GENERIC DRUGS — 0.1%
Mylan, Inc.†	656	16,347
Watson Pharmaceuticals, Inc.†	189	11,722

		28,069

MEDICAL-HMO — 1.0%
Aetna, Inc.	577	23,876
CIGNA Corp.	407	19,060
Coventry Health Care, Inc.†	225	7,261
Humana, Inc.†	253	19,258
UnitedHealth Group, Inc.	1,641	80,786
WellPoint, Inc.	563	43,233

		193,474

MEDICAL-HOSPITALS — 0.0%
Tenet Healthcare Corp.†	729	5,052

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.4%
AmerisourceBergen Corp.	411	16,703
Cardinal Health, Inc.	525	22,937
McKesson Corp.	381	31,627

		71,267

METAL PROCESSORS & FABRICATION — 0.2%
Precision Castparts Corp.	215	33,222

METAL-ALUMINUM — 0.1%
Alcoa, Inc.	1,594	27,098

METAL-COPPER — 0.4%
Freeport-McMoRan Copper & Gold, Inc.	1,420	78,143

METAL-IRON — 0.1%
Cliffs Natural Resources, Inc.	203	19,025

MOTORCYCLE/MOTOR SCOOTER — 0.1%
Harley-Davidson, Inc.	353	13,153

MULTIMEDIA — 1.6%
McGraw-Hill Cos., Inc.	460	18,616
News Corp., Class A	3,426	61,051
Time Warner, Inc.	1,639	62,053
Viacom, Inc., Class B	896	45,839

Walt Disney Co.	2,849	122,792

		310,351

NETWORKING PRODUCTS — 0.9%
Cisco Systems, Inc.	8,293	145,625
Juniper Networks, Inc.†	802	30,741

		176,366

NON-FERROUS METALS — 0.0%
Titanium Metals Corp.†	135	2,704

NON-HAZARDOUS WASTE DISPOSAL — 0.2%
Republic Services, Inc.	461	14,577
Waste Management, Inc.	713	28,135

		42,712

OFFICE AUTOMATION & EQUIPMENT — 0.1%
Pitney Bowes, Inc.	306	7,515
Xerox Corp.	2,099	21,179

		28,694

OFFICE SUPPLIES & FORMS — 0.0%
Avery Dennison Corp.	160	6,678

OIL & GAS DRILLING — 0.3%
Diamond Offshore Drilling, Inc.	104	7,890
Helmerich & Payne, Inc.	160	10,614
Nabors Industries, Ltd.†	429	13,145
Noble Corp.	378	16,258
Rowan Cos., Inc.†	190	7,923

		55,830

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.9%
Anadarko Petroleum Corp.	744	58,731
Apache Corp.	574	76,554
Cabot Oil & Gas Corp.	156	8,780
Chesapeake Energy Corp.	987	33,232
Denbury Resources, Inc.†	602	13,587
Devon Energy Corp.	641	58,331
EOG Resources, Inc.	402	45,390
EQT Corp.	224	11,785
Newfield Exploration Co.†	202	14,302
Noble Energy, Inc.	264	25,415
Occidental Petroleum Corp.	1,219	139,320
Pioneer Natural Resources Co.	175	17,890
QEP Resources, Inc.	264	11,281
Range Resources Corp.	241	13,604
Southwestern Energy Co.†	522	22,895

		551,097

OIL COMPANIES-INTEGRATED — 6.6%
Chevron Corp.	3,011	329,524
ConocoPhillips	2,145	169,305
Exxon Mobil Corp.	7,438	654,544
Hess Corp.	451	38,768
Marathon Oil Corp.	1,065	57,552
Murphy Oil Corp.	289	22,392

		1,272,085

OIL FIELD MACHINERY & EQUIPMENT — 0.4%
Cameron International Corp.†	367	19,348
FMC Technologies, Inc.†	360	16,733
National Oilwell Varco, Inc.	632	48,468

		84,549

OIL REFINING & MARKETING — 0.2%
Sunoco, Inc.	181	7,721
Tesoro Corp.†	215	5,831
Valero Energy Corp.	854	24,168

		37,720

OIL-FIELD SERVICES — 1.6%
Baker Hughes, Inc.	651	50,394
Halliburton Co.	1,370	69,158
Schlumberger, Ltd.	2,042	183,269

		302,821

PAPER & RELATED PRODUCTS — 0.1%
International Paper Co.	660	20,381
MeadWestvaco Corp.	253	8,523

		28,904

PHARMACY SERVICES — 0.4%
Express Scripts, Inc.†	792	44,938
Medco Health Solutions, Inc.†	607	36,013

		80,951

PIPELINES — 0.5%
El Paso Corp.	1,057	20,516
Oneok, Inc.	161	11,260
Spectra Energy Corp.	973	28,256
Williams Cos., Inc.	879	29,157

		89,189

PRINTING-COMMERCIAL — 0.0%
R.R. Donnelley & Sons Co.	310	5,847

PUBLISHING-NEWSPAPERS — 0.0%
Gannett Co., Inc.	360	5,422
Washington Post Co., Class B	8	3,487

		8,909

QUARRYING — 0.0%
Vulcan Materials Co.	194	8,769

REAL ESTATE INVESTMENT TRUSTS — 1.5%
Apartment Investment & Management Co., Class A	177	4,772
AvalonBay Communities, Inc.	129	16,333
Boston Properties, Inc.	214	22,369
Equity Residential	441	26,337
HCP, Inc.	602	23,851
Health Care REIT, Inc.	264	14,195
Host Hotels & Resorts, Inc.	1,021	18,164
Kimco Realty Corp.	610	11,919
Plum Creek Timber Co., Inc.	243	10,471
ProLogis	856	13,944
Public Storage	210	24,635
Simon Property Group, Inc.	445	50,970
Ventas, Inc.	244	13,647
Vornado Realty Trust	245	23,687
Weyerhaeuser Co.	806	18,546

		293,840

REAL ESTATE MANAGEMENT/SERVICES — 0.1%
CB Richard Ellis Group, Inc., Class A†	437	11,672

RETAIL-APPAREL/SHOE — 0.3%
Abercrombie & Fitch Co., Class A	131	9,275
Gap, Inc.	620	14,409
Limited Brands, Inc.	397	16,341
Ross Stores, Inc.	179	13,190
Urban Outfitters, Inc.†	192	6,040

		59,255

RETAIL-AUTO PARTS — 0.1%
AutoZone, Inc.†	40	11,295
O’Reilly Automotive, Inc.†	212	12,521

		23,816

RETAIL-AUTOMOBILE — 0.1%
AutoNation, Inc.†	96	3,255
CarMax, Inc.†	338	11,729

		14,984

RETAIL-BEDDING — 0.1%
Bed Bath & Beyond, Inc.†	382	21,438

RETAIL-BUILDING PRODUCTS — 0.8%
Home Depot, Inc.	2,458	91,290
Lowe’s Cos., Inc.	2,070	54,338

		145,628

RETAIL-COMPUTER EQUIPMENT — 0.0%
GameStop Corp., Class A†	227	5,829

RETAIL-CONSUMER ELECTRONICS — 0.1%
Best Buy Co., Inc.	491	15,329
RadioShack Corp.	159	2,514

		17,843

RETAIL-DISCOUNT — 1.5%
Big Lots, Inc.†	113	4,645
Costco Wholesale Corp.	655	53,003
Family Dollar Stores, Inc.	190	10,300
Target Corp.	1,062	52,144
Wal-Mart Stores, Inc.	2,939	161,586

		281,678

RETAIL-DRUG STORE — 0.7%
CVS Caremark Corp.	2,052	74,365
Walgreen Co.	1,384	59,124

		133,489

RETAIL-JEWELRY — 0.1%
Tiffany & Co.	190	13,194

RETAIL-MAJOR DEPARTMENT STORES — 0.3%
J.C. Penney Co., Inc.	355	13,650
Nordstrom, Inc.	252	11,983
Sears Holdings Corp.†	65	5,588
TJX Cos., Inc.	594	31,850

		63,071

RETAIL-OFFICE SUPPLIES — 0.1%
Staples, Inc.	1,079	22,810

RETAIL-REGIONAL DEPARTMENT STORES — 0.2%
Kohl’s Corp.	439	23,140
Macy’s, Inc.	635	15,183

		38,323

RETAIL-RESTAURANTS — 1.2%
Chipotle Mexican Grill, Inc.†	47	12,539
Darden Restaurants, Inc.	207	9,723
McDonald’s Corp.	1,565	122,555
Starbucks Corp.	1,119	40,496
Yum! Brands, Inc.	701	37,602

		222,915

RUBBER-TIRES — 0.0%
Goodyear Tire & Rubber Co.†	364	6,607

SAVINGS & LOANS/THRIFTS — 0.1%
Hudson City Bancorp, Inc.	790	7,529
People’s United Financial, Inc.	543	7,433

		14,962

SCHOOLS — 0.1%
Apollo Group, Inc., Class A†	185	7,405
DeVry, Inc.	92	4,867

		12,272

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.1%
Analog Devices, Inc.	449	18,099
Linear Technology Corp.	340	11,832

		29,931

SEMICONDUCTOR EQUIPMENT — 0.3%
Applied Materials, Inc.	1,979	31,051
KLA-Tencor Corp.	251	11,019
Novellus Systems, Inc.†	135	4,333
Teradyne, Inc.†	278	4,476

		50,879

STEEL-PRODUCERS — 0.2%
AK Steel Holding Corp.	165	2,681
Nucor Corp.	474	22,259
United States Steel Corp.	216	10,306

		35,246

STEEL-SPECIALTY — 0.1%
Allegheny Technologies, Inc.	148	10,656

TELECOM EQUIPMENT-FIBER OPTICS — 0.3%
Corning, Inc.	2,349	49,188
JDS Uniphase Corp.†	336	7,002

		56,190

TELECOMMUNICATION EQUIPMENT — 0.1%
Harris Corp.	192	10,201
Tellabs, Inc.	544	2,676

		12,877

TELEPHONE-INTEGRATED — 2.6%
AT&T, Inc.	8,868	275,972
CenturyLink, Inc.	892	36,376
Frontier Communications Corp.	1,491	12,330
Verizon Communications, Inc.	4,242	160,263
Windstream Corp.	757	9,697

		494,638

TELEVISION — 0.1%
CBS Corp., Class B	1,009	25,447

TOBACCO — 1.6%
Altria Group, Inc.	3,138	84,224
Lorillard, Inc.	218	23,217

Philip Morris International, Inc.	2,696	187,210
Reynolds American, Inc.	507	18,815

		313,466

TOOLS-HAND HELD — 0.1%
Snap-On, Inc.	87	5,374
Stanley Black & Decker, Inc.	251	18,235

		23,609

TOYS — 0.1%
Hasbro, Inc.	206	9,649
Mattel, Inc.	523	13,975

		23,624

TRANSPORT-RAIL — 0.8%
CSX Corp.	556	43,752
Norfolk Southern Corp.	534	39,879
Union Pacific Corp.	737	76,257

		159,888

TRANSPORT-SERVICES — 1.0%
C.H. Robinson Worldwide, Inc.	249	19,965
Expeditors International of Washington, Inc.	318	17,258
FedEx Corp.	473	45,252
Ryder System, Inc.	77	4,119
United Parcel Service, Inc., Class B	1,481	111,031

		197,625

VITAMINS & NUTRITION PRODUCTS — 0.1%
Mead Johnson Nutrition Co.	307	20,532

WEB PORTALS/ISP — 1.2%
Google, Inc., Class A†	376	204,582
Yahoo!, Inc.†	1,964	34,861

		239,443

WIRELESS EQUIPMENT — 1.1%
American Tower Corp., Class A†	596	31,177
Motorola Mobility Holdings, Inc.†	441	11,493
Motorola Solutions, Inc.†	505	23,169
QUALCOMM, Inc.	2,466	140,167

		206,006

TOTAL COMMON STOCK (cost $16,886,521)		18,645,628

EXCHANGE-TRADED FUNDS — 2.0%

iShares S&P 500 Index Fund (cost $365,010)	2,800	383,320

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $17,251,531)		19,028,948

Short-Term Investment Securities — 0.2%

U.S. GOVERNMENT TREASURIES — 0.2%
United States Treasury Bills 0.09% due 06/16/11 (cost $29,997)(2)	$30,000	29,997

Repurchase Agreement — 1.6%

State Street Bank & Trust Co. Joint Repurchase Agreement (cost $305,000)(3)	305,000	305,000

TOTAL INVESTMENTS (cost $17,586,528) (4)	100.7%	19,363,945
Liabilities in excess of other assets	(0.7)	(131,316)

NET ASSETS	100.0%	$19,232,629

†	Non-income producing security

(1)	Security represents an investment in an affiliated company; see Note 3

(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.

(3)	See Note 2 for details of Joint Repurchase Agreements.

(4)	See Note 4 for cost of investments on a tax basis.

Open Futures Contracts
					Value as of	Unrealized
Number of			Expiration	Value at	April 30,	Appreciation
Contracts	Type	Description	Month	Trade Date	2011	(Depreciation)

5	Long	S&P 500 E-Mini Futures Index	June 2011	$318,846	$339,925	$21,079

The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Oil Companies — Intergrated	$1,272,085	$—	$—	$1,272,085
Other Industries*	17,373,543	—	—	17,373,543
Exchange Traded Funds	383,320	—	—	383,320
Short-Term Investment Securities:
U.S. Government Treasuries	—	29,997	—	29,997
Repurchase Agreement	—	305,000	—	305,000
Other Financial Instruments:@
Open Futures Contracts Appreciation	21,079	—	—	21,079

Total	$19,050,027	$334,997	$—	$19,385,024

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
GROWTH-INCOME PORTFOLIO
Portfolio of Investments — April 30, 2011 —
(unaudited)

Common Stock — 98.9%	Shares/ Principal Amount	Value (Note 1)

ADVERTISING AGENCIES — 0.5%
Omnicom Group, Inc.	25,600	$1,259,264

AEROSPACE/DEFENSE-EQUIPMENT — 1.3%
United Technologies Corp.	36,300	3,251,754

APPAREL MANUFACTURERS — 0.7%
VF Corp.	17,900	1,800,024

APPLICATIONS SOFTWARE — 1.3%
Microsoft Corp.	122,300	3,182,246

ATHLETIC FOOTWEAR — 0.7%
NIKE, Inc., Class B	21,600	1,778,112

BANKS-COMMERCIAL — 2.0%
BB&T Corp.	62,300	1,677,116
M&T Bank Corp.	35,500	3,137,135

		4,814,251

BANKS-FIDUCIARY — 1.1%
Northern Trust Corp.	52,400	2,619,476

BANKS-SUPER REGIONAL — 3.1%
US Bancorp	27,000	697,140
Wells Fargo & Co.	231,400	6,736,054

		7,433,194

BEVERAGES-NON-ALCOHOLIC — 1.5%
Coca-Cola Co.	36,300	2,448,798
Dr Pepper Snapple Group, Inc.	31,700	1,242,640

		3,691,438

CABLE/SATELLITE TV — 1.2%
Time Warner Cable, Inc.	36,200	2,828,306

CHEMICALS-DIVERSIFIED — 2.6%
E.I. du Pont de Nemours & Co.	61,400	3,486,906
PPG Industries, Inc.	29,100	2,754,897

		6,241,803

COATINGS/PAINT — 0.5%
Sherwin-Williams Co.	14,500	1,193,205

COMMERCIAL SERVICES-FINANCE — 0.5%
Automatic Data Processing, Inc.	22,100	1,201,135

COMPUTER SERVICES — 0.9%
International Business Machines Corp.	12,600	2,149,308

CONSUMER PRODUCTS-MISC. — 0.8%
Tupperware Brands Corp.	31,900	2,031,073

CONTAINERS-METAL/GLASS — 0.5%
Greif, Inc., Class A	18,200	1,130,220

COSMETICS & TOILETRIES — 1.7%
Colgate-Palmolive Co.	14,600	1,231,510
Procter & Gamble Co.	44,000	2,855,600

		4,087,110

DISTRIBUTION/WHOLESALE — 1.5%
Genuine Parts Co.	35,300	1,895,610
WW Grainger, Inc.	11,100	1,682,760

		3,578,370

DIVERSIFIED MANUFACTURING OPERATIONS — 3.5%
3M Co.	35,100	3,412,071
Honeywell International, Inc.	44,600	2,730,858
Illinois Tool Works, Inc.	36,800	2,149,488

		8,292,417

ELECTRIC PRODUCTS-MISC. — 1.1%
Emerson Electric Co.	24,400	1,482,544
Molex, Inc.	41,600	1,123,200

		2,605,744

ELECTRIC-INTEGRATED — 4.4%
CMS Energy Corp.	104,800	2,075,040
Edison International	23,000	903,210
NextEra Energy, Inc.	19,700	1,114,429
Northeast Utilities	37,300	1,327,880
PG&E Corp.	34,600	1,594,368
PPL Corp.	45,300	1,242,579
Southern Co.	56,000	2,186,240

		10,443,746

ELECTRONIC COMPONENTS-MISC. — 0.4%
Gentex Corp.	28,700	899,745

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 0.7%
Intel Corp.	75,200	1,743,888

FINANCE-CREDIT CARD — 1.4%
American Express Co.	70,700	3,469,956

FOOD-CONFECTIONERY — 2.1%
Hershey Co.	40,800	2,354,568
J.M. Smucker Co.	34,500	2,589,915

		4,944,483

FOOD-MISC. — 1.0%
General Mills, Inc.	62,100	2,395,818

GAS-DISTRIBUTION — 1.0%
Sempra Energy	42,300	2,330,730

INDUSTRIAL GASES — 1.0%
Air Products & Chemicals, Inc.	24,300	2,321,136

INSURANCE-LIFE/HEALTH — 1.1%
Prudential Financial, Inc.	40,600	2,574,852

INSURANCE-MULTI-LINE — 1.7%
Cincinnati Financial Corp.	40,800	1,292,544
Old Republic International Corp.	89,900	1,139,033
XL Group PLC	68,900	1,682,538

		4,114,115

INSURANCE-PROPERTY/CASUALTY — 2.9%
Chubb Corp.	42,500	2,770,575
OneBeacon Insurance Group, Ltd.	63,900	897,795
Travelers Cos., Inc.	50,900	3,220,952

		6,889,322

INSURANCE-REINSURANCE — 0.6%
Validus Holdings, Ltd.	45,900	1,493,586

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.9%
BlackRock, Inc.	8,600	1,685,084
T. Rowe Price Group, Inc.	44,100	2,833,425

		4,518,509

MACHINERY-FARMING — 0.7%
Deere & Co.	16,700	1,628,250

MEDICAL PRODUCTS — 4.2%
Baxter International, Inc.	25,800	1,468,020
Becton, Dickinson and Co.	26,000	2,234,440
Covidien PLC	34,500	1,921,305
Johnson & Johnson	66,200	4,350,664

		9,974,429

MEDICAL-DRUGS — 5.6%
Abbott Laboratories	16,400	853,456
Merck & Co., Inc.	159,200	5,723,240
Pfizer, Inc.	327,200	6,858,112

		13,434,808

MEDICAL-OUTPATIENT/HOME MEDICAL — 1.1%
Lincare Holdings, Inc.	83,900	2,636,138

MULTIMEDIA — 1.7%
McGraw-Hill Cos., Inc.	38,900	1,574,283
Time Warner, Inc.	63,900	2,419,254

		3,993,537

NON-HAZARDOUS WASTE DISPOSAL — 0.8%
Republic Services, Inc.	57,700	1,824,474

OIL COMPANIES-EXPLORATION & PRODUCTION — 2.0%
EQT Corp.	47,700	2,509,497
Occidental Petroleum Corp.	19,300	2,205,797

		4,715,294

OIL COMPANIES-INTEGRATED — 8.3%
Chevron Corp.	72,300	7,912,512
ConocoPhillips	77,600	6,124,968
Exxon Mobil Corp.	53,400	4,699,200
Marathon Oil Corp.	21,900	1,183,476

		19,920,156

PIPELINES — 3.9%
Energy Transfer Equity LP	33,300	1,530,801
Kinder Morgan, Inc.†	13,100	374,398
NuStar GP Holdings LLC	42,426	1,681,343
Oneok, Inc.	31,400	2,196,116
Spectra Energy Corp.	45,100	1,309,704
Williams Cos., Inc.	67,500	2,238,975

		9,331,337

REAL ESTATE INVESTMENT TRUSTS — 3.4%
Acadia Realty Trust	40,700	848,595
Agree Realty Corp.	36,895	862,974
Alexandria Real Estate Equities, Inc.	13,200	1,084,380
National Health Investors, Inc.	33,400	1,624,242
Public Storage	10,500	1,231,755
Regency Centers Corp.	50,800	2,390,648

		8,042,594

REAL ESTATE MANAGEMENT/SERVICES — 0.6%
WP Carey & Co. LLC	39,200	1,406,104

RETAIL-APPAREL/SHOE — 1.7%
Gap, Inc.	126,300	2,935,212
Limited Brands, Inc.	28,300	1,164,828

		4,100,040

RETAIL-BUILDING PRODUCTS — 0.7%
Home Depot, Inc.	43,300	1,608,162

RETAIL-DISCOUNT — 0.7%
Wal-Mart Stores, Inc.	30,200	1,660,396

RETAIL-JEWELRY — 0.4%
Tiffany & Co.	12,900	895,776

RETAIL-MAJOR DEPARTMENT STORES — 0.5%
TJX Cos., Inc.	22,200	1,190,364

RETAIL-RESTAURANTS — 2.2%
McDonald’s Corp.	42,000	3,289,020
Yum! Brands, Inc.	36,800	1,973,952

		5,262,972

SAVINGS & LOANS/THRIFTS — 0.5%
Capitol Federal Financial, Inc.	21,800	246,776
People’s United Financial, Inc.	75,100	1,028,119

		1,274,895

TELEPHONE-INTEGRATED — 4.1%
AT&T, Inc.	105,900	3,295,608
CenturyLink, Inc.	56,000	2,283,680
Verizon Communications, Inc.	112,200	4,238,916

		9,818,204

THEATERS — 1.4%
Cinemark Holdings, Inc.	99,200	2,016,736
Regal Entertainment Group, Class A	90,700	1,249,846

		3,266,582

TOBACCO — 2.8%
Lorillard, Inc.	17,300	1,842,450
Philip Morris International, Inc.	70,000	4,860,800

		6,703,250

TOOLS-HAND HELD — 1.0%
Snap-On, Inc.	38,700	2,390,499

TRANSPORT-MARINE — 1.8%
Seaspan Corp.	110,110	2,095,393
Teekay Corp.	63,400	2,154,966

		4,250,359

TRANSPORT-RAIL — 0.7%
Norfolk Southern Corp.	22,700	1,695,236

TRANSPORT-SERVICES — 0.7%
United Parcel Service, Inc., Class B	21,600	1,619,352

WATER — 0.2%
American Water Works Co., Inc.	16,000	470,080

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $205,714,100)		236,421,624

Short-Term Investment Securities — 1.8%

TIME DEPOSITS — 1.8%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/02/11 (cost $4,261,000)	$4,261,000	4,261,000

TOTAL INVESTMENTS (cost $209,975,100) (1)	100.7%	240,682,624
Liabilities in excess of other assets	(0.7)	(1,768,059)

NET ASSETS	100.0%	$238,914,565

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
Assets:
Long-Term Investment Securities:
Common Stock:
Medical-Drugs	$13,434,808	$—	$—	$13,434,808
Oil Companies — Intergrated	19,920,156	—	—	19,920,156
Other Industries*	203,066,660	—	—	203,066,660
Short-Term Investment Securities:
Time Deposit	—	4,261,000	—	4,261,000

Total	$236,421,624	$4,261,000	$—	$240,682,624

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
EQUITY OPPORTUNITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS — April 30, 2011
(unaudited)

Common Stock — 95.5%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 1.1%
Boeing Co.	13,430	$1,071,445

APPLICATIONS SOFTWARE — 3.3%
Check Point Software Technologies, Ltd.†	17,140	941,500
Microsoft Corp.	89,090	2,318,122

		3,259,622

AUTO-CARS/LIGHT TRUCKS — 3.2%
Ford Motor Co.†	205,900	3,185,273

BANKS-COMMERCIAL — 3.5%
CIT Group, Inc.†	83,010	3,524,605

BANKS-FIDUCIARY — 2.1%
State Street Corp.	44,640	2,077,992

BANKS-SUPER REGIONAL — 3.0%
Wells Fargo & Co.	101,850	2,964,853

BEVERAGES-NON-ALCOHOLIC — 2.1%
Dr Pepper Snapple Group, Inc.	53,530	2,098,376

CELLULAR TELECOM — 2.3%
America Movil SAB de CV, Series L ADR	40,450	2,313,740

COMPUTERS — 4.7%
Apple, Inc.†	13,570	4,725,481

COMPUTERS-MEMORY DEVICES — 0.5%
Western Digital Corp.†	12,260	487,948

DIVERSIFIED BANKING INSTITUTIONS — 3.0%
Citigroup, Inc.†	653,940	3,001,585

DIVERSIFIED MANUFACTURING OPERATIONS — 2.5%
Tyco International, Ltd.	51,200	2,495,488

E-COMMERCE/SERVICES — 3.6%
eBay, Inc.†	103,640	3,565,216

ELECTRIC-GENERATION — 3.2%
AES Corp.†	240,470	3,183,823

ENGINEERING/R&D SERVICES — 0.6%
KBR, Inc.	14,900	571,713

FOOD-MISC. — 3.2%
General Mills, Inc.	52,290	2,017,348
Sara Lee Corp.	63,590	1,220,928

		3,238,276

HOTEL/MOTELS — 1.5%
Hyatt Hotels Corp., Class A†	33,680	1,492,361

INDUSTRIAL GASES — 1.8%
Praxair, Inc.	16,880	1,796,370

INSTRUMENTS-SCIENTIFIC — 0.3%
Waters Corp.†	3,250	318,500

INSURANCE BROKERS — 0.4%
Marsh & McLennan Cos., Inc.	12,630	382,436

INSURANCE-LIFE/HEALTH — 2.0%
Aflac, Inc.	35,030	1,968,336

INSURANCE-MULTI-LINE — 0.5%
Genworth Financial, Inc., Class A†	41,180	501,984

INSURANCE-PROPERTY/CASUALTY — 2.1%
Progressive Corp.	96,220	2,111,067

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.3%
Blackstone Group LP	17,000	321,980

MEDICAL INSTRUMENTS — 0.1%
Intuitive Surgical, Inc.†	430	150,371

MEDICAL-BIOMEDICAL/GENE — 2.7%
Celgene Corp.†	36,210	2,132,045
Human Genome Sciences, Inc.†	18,190	536,059

		2,668,104

MEDICAL-DRUGS — 2.7%
Abbott Laboratories	47,950	2,495,318
Allergan, Inc.	3,150	250,614

		2,745,932

MEDICAL-GENERIC DRUGS — 1.4%
Teva Pharmaceutical Industries, Ltd. ADR	29,830	1,364,126

MEDICAL-HMO — 2.4%
WellPoint, Inc.	31,090	2,387,401

METAL PROCESSORS & FABRICATION — 0.1%
Precision Castparts Corp.	500	77,260

MULTIMEDIA — 2.4%
McGraw-Hill Cos., Inc.	60,130	2,433,461

OIL COMPANIES-EXPLORATION & PRODUCTION — 5.9%
Noble Energy, Inc.	13,840	1,332,377
Occidental Petroleum Corp.	40,350	4,611,601

		5,943,978

OIL COMPANIES-INTEGRATED — 4.7%
Chevron Corp.	43,190	4,726,714

PIPELINES — 1.9%
Enterprise Products Partners LP	20,890	903,910
Kinder Morgan, Inc.†	24,180	691,064
Plains All American Pipeline LP	5,170	332,121

		1,927,095

PUBLISHING-NEWSPAPERS — 0.6%
Washington Post Co., Class B	1,421	619,414

RETAIL-AUTO PARTS — 1.5%
AutoZone, Inc.†	5,310	1,499,438

RETAIL-MAJOR DEPARTMENT STORES — 1.1%
TJX Cos., Inc.	20,580	1,103,500

RETAIL-RESTAURANTS — 0.8%
McDonald’s Corp.	10,430	816,773

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 1.4%
Marvell Technology Group, Ltd.†	87,720	1,353,520

TOBACCO — 4.1%
Philip Morris International, Inc.	59,420	4,126,125

TRANSPORT-RAIL — 0.9%
CSX Corp.	6,500	511,485
Norfolk Southern Corp.	5,810	433,891

		945,376

TRANSPORT-SERVICES — 3.0%
United Parcel Service, Inc., Class B	40,020	3,000,299

VITAMINS & NUTRITION PRODUCTS — 1.8%
Mead Johnson Nutrition Co.	26,500	1,772,320

WEB PORTALS/ISP — 2.4%
Google, Inc., Class A†	4,430	2,410,363

WIRELESS EQUIPMENT — 2.8%
QUALCOMM, Inc.	48,550	2,759,582

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $76,860,540)		95,489,622

Repurchase Agreement — 2.8%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 04/29/11, to be repurchased 05/02/11 in the amount of $2,770,002 and collateralized by $2,770,000 of United States Treasury Notes, bearing interest at 3.13%, due 05/02/11 and having an approximate value of $2,828,261 (cost $2,770,000)	$2,770,000	2,770,000

TOTAL INVESTMENTS (cost $79,630,540) (1)	98.3%	98,259,622
Other assets less liabilities	1.7	1,727,898

NET ASSETS	100.0%	$99,987,520

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Oil Companies — Exploration & Production	$5,943,978	$—	$—	$5,943,978
Other Industries*	89,545,644	—	—	89,545,644
Repurchase Agreement	—	2,770,000	—	2,770,000

Total	$95,489,622	$2,770,000	$—	$98,259,622

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
DAVIS VENTURE VALUE PORTFOLIO
Portfolio of Investments — April 30, 2011
(unaudited)

Common Stock — 98.3%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 0.7%
Lockheed Martin Corp.	127,710	$10,121,018

AGRICULTURAL CHEMICALS — 1.9%
Monsanto Co.	282,789	19,240,963
Potash Corp. of Saskatchewan, Inc.	156,207	8,806,951

		28,047,914

APPLICATIONS SOFTWARE — 1.0%
Microsoft Corp.	584,990	15,221,440

BANKS-FIDUCIARY — 4.2%
Bank of New York Mellon Corp.	2,104,740	60,953,270

BANKS-SUPER REGIONAL — 3.9%
Wells Fargo & Co.	1,933,649	56,288,522

BEVERAGES-NON-ALCOHOLIC — 2.0%
Coca-Cola Co.	421,940	28,464,072

BEVERAGES-WINE/SPIRITS — 1.0%
Diageo PLC ADR	184,950	15,049,382

BREWERY — 1.3%
Heineken Holding NV	368,112	19,429,240

BROADCAST SERVICES/PROGRAM — 0.3%
Grupo Televisa SA ADR†	132,860	3,151,439
Liberty Media Corp.-Starz, Series A†	20,906	1,606,626

		4,758,065

BUILDING PRODUCTS-CEMENT — 0.9%
Martin Marietta Materials, Inc.	144,050	13,135,920

CELLULAR TELECOM — 0.5%
America Movil SAB de CV, Series L ADR	132,400	7,573,280

COAL — 0.6%
China Coal Energy Co., Ltd.	6,228,600	8,693,774

COMMERCIAL SERVICES — 1.8%
Iron Mountain, Inc.	811,652	25,851,116

COMMERCIAL SERVICES-FINANCE — 0.3%
Moody’s Corp.	9,420	368,699
Visa, Inc., Class A	48,480	3,787,257

		4,155,956

COMPUTERS — 0.8%
Hewlett-Packard Co.	275,045	11,103,567

CONTAINERS-PAPER/PLASTIC — 1.7%
Sealed Air Corp.	938,078	24,174,270

COSMETICS & TOILETRIES — 1.2%
Natura Cosmeticos SA	89,200	2,511,798
Procter & Gamble Co.	235,600	15,290,440

		17,802,238

DATA PROCESSING/MANAGEMENT — 0.9%
Dun & Bradstreet Corp.	155,300	12,762,554

DIVERSIFIED BANKING INSTITUTIONS — 1.9%
Bank of America Corp.	111,822	1,373,174
Goldman Sachs Group, Inc.	45,700	6,901,157
JPMorgan Chase & Co.	48,376	2,207,397
Julius Baer Group, Ltd.†	370,800	17,326,863

		27,808,591

DIVERSIFIED MANUFACTURING OPERATIONS — 0.6%
Tyco International, Ltd.	180,396	8,792,501

DIVERSIFIED MINERALS — 0.6%
BHP Billiton PLC	200,800	8,467,330

DIVERSIFIED OPERATIONS — 1.2%
China Merchants Holdings International Co., Ltd.	3,779,056	17,517,594

E-COMMERCE/SERVICES — 0.7%
Expedia, Inc.	197,650	4,947,180
Liberty Media Corp. — Interactive, Class A†	261,400	4,569,272

		9,516,452

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.9%
Texas Instruments, Inc.	769,880	27,353,836

ELECTRONIC MEASUREMENT INSTRUMENTS — 1.1%
Agilent Technologies, Inc.†	325,942	16,267,765

ENTERTAINMENT SOFTWARE — 0.5%
Activision Blizzard, Inc.	617,900	7,037,881

FINANCE-CREDIT CARD — 4.3%
American Express Co.	1,260,630	61,871,720

FINANCE-INVESTMENT BANKER/BROKER — 0.1%
Charles Schwab Corp.	46,700	855,077

FOOD-MISC. — 1.3%
Kraft Foods, Inc., Class A	238,000	7,992,040
Nestle SA	69,820	4,334,490
Unilever NV	190,500	6,286,500

		18,613,030

FORESTRY — 1.6%
Sino-Forest Corp.†	882,190	21,920,717
Sino-Forest Corp.†*	25,000	621,202

		22,541,919

HOME DECORATION PRODUCTS — 0.2%
Hunter Douglas NV	56,620	3,030,799

INDUSTRIAL GASES — 0.9%
Air Products & Chemicals, Inc.	76,400	7,297,728
Praxair, Inc.	56,800	6,044,656

		13,342,384

INSURANCE BROKERS — 0.1%
AON Corp.	30,460	1,589,098

INSURANCE-MULTI-LINE — 3.6%
ACE, Ltd.	110,920	7,459,370
Loews Corp.	1,011,050	44,749,073

		52,208,443

INSURANCE-PROPERTY/CASUALTY — 3.1%
Fairfax Financial Holdings, Ltd. (Toronto)	6,820	2,754,238
Fairfax Financial Holdings, Ltd. (OTC U.S.)	14,290	5,758,870
Markel Corp.†	3,800	1,585,664
Progressive Corp.	1,596,900	35,035,986

		45,134,758

INSURANCE-REINSURANCE — 3.1%
Berkshire Hathaway, Inc., Class A†	225	28,068,750
Everest Re Group, Ltd.	46,575	4,243,914
Transatlantic Holdings, Inc.	260,289	12,829,645

		45,142,309

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.2%
Ameriprise Financial, Inc.	237,800	14,757,868

GAM Holding AG†	119,627	2,357,966

		17,115,834

MARINE SERVICES — 0.0%
PortX Operacoes Portuarias SA†	314,500	691,692

MEDICAL PRODUCTS — 4.2%
Baxter International, Inc.	232,500	13,229,250
Becton, Dickinson and Co.	150,450	12,929,673
Johnson & Johnson	522,460	34,336,071

		60,494,994

MEDICAL-DRUGS — 5.9%
Merck & Co., Inc.	1,192,301	42,863,221
Pfizer, Inc.	786,400	16,482,944
Roche Holding AG	163,500	26,519,133

		85,865,298

METAL-DIVERSIFIED — 0.6%
Rio Tinto PLC	129,360	9,420,933

MOTORCYCLE/MOTOR SCOOTER — 0.9%
Harley-Davidson, Inc.	338,500	12,612,510

MULTIMEDIA — 0.2%
Walt Disney Co.	56,300	2,426,530

OIL & GAS DRILLING — 0.6%
Transocean, Ltd.†	128,648	9,359,142

OIL COMPANIES-EXPLORATION & PRODUCTION — 15.0%
Canadian Natural Resources, Ltd.	942,100	44,241,016
Devon Energy Corp.	563,022	51,235,002
EOG Resources, Inc.	461,200	52,074,092
Occidental Petroleum Corp.	539,100	61,613,739
OGX Petroleo e Gas Participacoes SA†	840,000	9,018,307

		218,182,156

OIL-FIELD SERVICES — 0.2%
Schlumberger, Ltd.	37,200	3,338,700

PHARMACY SERVICES — 2.0%
Express Scripts, Inc.†	515,700	29,260,818

QUARRYING — 0.3%
Vulcan Materials Co.	92,300	4,171,960

REAL ESTATE OPERATIONS & DEVELOPMENT — 1.2%
Brookfield Asset Management, Inc., Class A	184,676	6,208,807
Hang Lung Group, Ltd.	1,659,000	11,172,149

		17,380,956

RETAIL-AUTOMOBILE — 0.8%
CarMax, Inc.†	347,320	12,052,004

RETAIL-BEDDING — 2.0%
Bed Bath & Beyond, Inc.†	520,720	29,222,806

RETAIL-DISCOUNT — 4.3%
Costco Wholesale Corp.	767,092	62,073,085

RETAIL-DRUG STORE — 3.5%
CVS Caremark Corp.	1,389,926	50,370,918

TOBACCO — 1.1%
Philip Morris International, Inc.	228,305	15,853,499

TRANSPORT-MARINE — 0.2%
China Shipping Development Co., Ltd.	2,907,000	3,061,872

TRANSPORT-SERVICES — 0.8%
Kuehne & Nagel International AG	75,200	12,014,613

TRANSPORT-TRUCK — 0.1%
LLX Logistica SA†	274,700	794,486

WEB PORTALS/ISP — 1.4%
Google, Inc., Class A†	38,588	20,995,731

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $922,972,936)		1,427,437,622

Short-Term Investment Securities — 1.4%

COMMERCIAL PAPER — 1.4%
Societe Generale North America 0.10% due 05/02/11 (cost $19,679,945)	$19,680,000	19,679,945

TOTAL INVESTMENTS (cost $942,652,881) (1)	99.7%	1,447,117,567
Other assets less liabilities	0.3	4,525,890

NET ASSETS	100.0%	$1,451,643,457

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2011, the aggregate value of these securities was $621,202 representing 0.0% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

OTC	— Over the Counter
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Medical-Drugs	$85,865,298	$—	$—	$85,865,298
Oil Companies-Exploration & Production	218,182,156	—	—	218,182,156
Other Industries*	1,123,390,168	—	—	1,123,390,168
Short-Term Investment Securities:
Commercial Paper	—	19,679,945	—	19,679,945

Total	$1,427,437,622	$19,679,945	$—	$1,447,117,567

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

Common Stock
Balance as of 1/31/2011	$4,075,824
Accrued discounts	—
Accrued premiums	—
Realized gain	—
Realized loss	(670,103)
Change in unrealized appreciation	166,854
Change in unrealized depreciation	—
Net purchases	—
Net sales	(510,703)
Transfers into Level 3(1)	—
Transfers out of Level 3(1)	(3,061,872)

Balance as of 4/30/2011	$—

(1)     The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.

SUNAMERICA SERIES TRUST
“DOGS” OF WALL STREET PORTFOLIO
Portfolio of Investments — April 30, 2011 —
(unaudited)

Common Stock — 97.6%	Shares/ Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE — 3.1%
General Dynamics Corp.	28,952	$2,108,285

APPAREL MANUFACTURERS — 3.2%
VF Corp.	21,537	2,165,761

BEVERAGES-NON-ALCOHOLIC — 6.5%
Coca-Cola Co.	31,396	2,117,974
PepsiCo, Inc.	32,635	2,248,225

		4,366,199

CHEMICALS-DIVERSIFIED — 3.2%
E.I. du Pont de Nemours & Co.	38,212	2,170,059

COMMERCIAL SERVICES-FINANCE — 6.5%
Automatic Data Processing, Inc.	40,843	2,219,817
Paychex, Inc.	66,237	2,166,612

		4,386,429

CONSUMER PRODUCTS-MISC. — 6.3%
Clorox Co.	30,084	2,095,652
Kimberly-Clark Corp.	32,254	2,130,699

		4,226,351

COSMETICS & TOILETRIES — 6.6%
Colgate-Palmolive Co.	26,219	2,211,573
Procter & Gamble Co.	34,119	2,214,323

		4,425,896

DISTRIBUTION/WHOLESALE — 3.1%
Genuine Parts Co.	38,977	2,093,065

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 3.7%
Intel Corp.	108,990	2,527,478

FOOD-MISC. — 10.0%
General Mills, Inc.	58,134	2,242,810
Kellogg Co.	39,171	2,243,323
Kraft Foods, Inc., Class A	67,414	2,263,762

		6,749,895

FOOD-WHOLESALE/DISTRIBUTION — 3.3%
Sysco Corp.	76,001	2,197,189

INDUSTRIAL GASES — 3.3%
Air Products & Chemicals, Inc.	23,410	2,236,123

MEDICAL PRODUCTS — 3.4%
Johnson & Johnson	35,315	2,320,902

MEDICAL-DRUGS — 9.9%
Abbott Laboratories	42,273	2,199,887
Merck & Co., Inc.	63,848	2,295,336
Pfizer, Inc.	103,419	2,167,662

		6,662,885

OIL COMPANIES-INTEGRATED — 3.2%
Chevron Corp.	19,627	2,147,979

RETAIL-BUILDING PRODUCTS — 3.1%
Home Depot, Inc.	56,691	2,105,504

RETAIL-DISCOUNT — 3.3%
Wal-Mart Stores, Inc.	40,346	2,218,223

RETAIL-RESTAURANTS — 6.3%
Darden Restaurants, Inc.	43,708	2,052,965
McDonald’s Corp.	27,808	2,177,644

		4,230,609

TELEPHONE-INTEGRATED — 6.3%
AT&T, Inc.	69,036	2,148,400
Verizon Communications, Inc.	55,017	2,078,542

		4,226,942

TOBACCO — 3.3%
Altria Group, Inc.	81,890	2,197,928

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $57,155,789)		65,763,702

Repurchase Agreement — 2.2%

State Street Bank & Trust Co., Joint Repurchase Agreement(1) (cost $1,478,000)	$1,478,000	1,478,000

TOTAL INVESTMENTS (cost $58,633,789) (2)	99.8%	67,241,702
Other assets less liabilities	0.2	117,055

NET ASSETS	100.0%	$67,358,757

(1)	See Note 2 for details of Joint Repurchase Agreements.

(2)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Beverages-Non-alcoholic	$4,366,199	$—	$—	$4,366,199
Commercial Services-Finance	4,386,429	—	—	4,386,429
Consumer Products-Misc.	4,226,351	—	—	4,226,351
Cosmetics & Toiletries	4,425,896	—	—	4,425,896
Food-Misc.	6,749,895	—	—	6,749,895
Medical-Drugs	6,662,885	—	—	6,662,885
Retail-Restaurants	4,230,609	—	—	4,230,609
Telephone-Integrated	4,226,942	—	—	4,226,942
Other Industries*	26,488,496	—	—	26,488,496
Repurchase Agreement	—	1,478,000	—	1,478,000

Total	$65,763,702	$1,478,000	$—	$67,241,702

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
           See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
ALLIANCE GROWTH PORTFOLIO
Portfolio of Investments — April 30, 2011
(unaudited)

Common Stock — 99.5%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE-EQUIPMENT — 1.0%
Goodrich Corp.	51,055	$4,511,730

AGRICULTURAL CHEMICALS — 3.9%
Monsanto Co.	188,200	12,805,128
Potash Corp. of Saskatchewan, Inc.	80,400	4,532,952

		17,338,080

APPLICATIONS SOFTWARE — 3.7%
Citrix Systems, Inc.†	96,000	8,096,640
Intuit, Inc.†	155,400	8,634,024

		16,730,664

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 3.3%
BorgWarner, Inc.†	81,700	6,310,508
Johnson Controls, Inc.	207,100	8,491,100

		14,801,608

CABLE/SATELLITE TV — 1.6%
Comcast Corp., Class A	267,708	7,024,658

CELLULAR TELECOM — 0.9%
Sprint Nextel Corp.†	798,700	4,137,266

CHEMICALS-DIVERSIFIED — 2.9%
Dow Chemical Co.	312,900	12,825,771

COMPUTER SERVICES — 2.2%
Accenture PLC, Class A	169,738	9,697,132

COMPUTERS — 7.1%
Apple, Inc.†	90,340	31,459,098

COMPUTERS-INTEGRATED SYSTEMS — 1.4%
Riverbed Technology, Inc.†	179,100	6,293,574

COMPUTERS-MEMORY DEVICES — 2.9%
EMC Corp.†	352,357	9,985,798
NetApp, Inc.†	54,934	2,855,469

		12,841,267

COSMETICS & TOILETRIES — 1.6%
Procter & Gamble Co.	112,700	7,314,230

DIVERSIFIED BANKING INSTITUTIONS — 8.6%
Goldman Sachs Group, Inc.	113,030	17,068,660
JPMorgan Chase & Co.	464,400	21,190,572

		38,259,232

DIVERSIFIED MANUFACTURING OPERATIONS — 5.1%
Cooper Industries PLC	110,300	7,274,285
Danaher Corp.	276,900	15,295,956

		22,570,241

E-COMMERCE/PRODUCTS — 2.2%
Amazon.com, Inc.†	49,060	9,640,290

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 3.2%
Broadcom Corp., Class A†	239,700	8,432,646
Rovi Corp.†	117,700	5,715,512

		14,148,158

ENTERPRISE SOFTWARE/SERVICE — 3.4%
Oracle Corp.	417,000	15,032,850

FOOD-MISC. — 1.0%
General Mills, Inc.	118,400	4,567,872

INDUSTRIAL AUTOMATED/ROBOTIC — 0.2%
Rockwell Automation, Inc.	11,171	973,329

INSURANCE BROKERS — 0.4%
AON Corp.	33,600	1,752,912

INSURANCE-MULTI-LINE — 1.7%
MetLife, Inc.	162,000	7,579,980

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.7%
Blackstone Group LP	396,000	7,500,240

MACHINERY-PUMPS — 2.1%
Flowserve Corp.	75,225	9,524,990

MEDICAL-BIOMEDICAL/GENE — 2.0%
Celgene Corp.†	152,812	8,997,571

MEDICAL-DRUGS — 2.3%
Allergan, Inc.	128,700	10,239,372

MEDICAL-HOSPITALS — 0.8%
HCA Holdings, Inc.†	113,421	3,720,209

MULTIMEDIA — 2.9%
News Corp., Class A	381,200	6,792,984
Walt Disney Co.	142,300	6,133,130

		12,926,114

NETWORKING PRODUCTS — 0.2%
Juniper Networks, Inc.†	28,206	1,081,136

OIL COMPANIES-EXPLORATION & PRODUCTION — 6.9%
EOG Resources, Inc.	64,275	7,257,290
Noble Energy, Inc.	137,700	13,256,379
Occidental Petroleum Corp.	60,800	6,948,832
Southwestern Energy Co.†	74,800	3,280,728

		30,743,229

OIL FIELD MACHINERY & EQUIPMENT — 1.2%
Cameron International Corp.†	103,350	5,448,612

OIL-FIELD SERVICES — 3.6%
Schlumberger, Ltd.	179,000	16,065,250

PHARMACY SERVICES — 1.9%
Express Scripts, Inc.†	148,200	8,408,868

RETAIL-APPAREL/SHOE — 1.4%
Limited Brands, Inc.	152,000	6,256,320

RETAIL-BUILDING PRODUCTS — 1.3%
Lowe’s Cos., Inc.	216,800	5,691,000

RETAIL-RESTAURANTS — 1.7%
Starbucks Corp.	206,000	7,455,140

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 1.1%
Marvell Technology Group, Ltd.†	322,700	4,979,261

TOOLS-HAND HELD — 1.0%
Stanley Black & Decker, Inc.	58,700	4,264,555

TRANSPORT-SERVICES — 2.8%
United Parcel Service, Inc., Class B	166,000	12,445,020

WEB PORTALS/ISP — 4.2%
Google, Inc., Class A†	34,315	18,670,791

WIRELESS EQUIPMENT — 2.1%
QUALCOMM, Inc.	163,100	9,270,604

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $365,000,706)		443,188,224

Short-Term Investment Securities — 0.1%

TIME DEPOSIT — 0.1%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 04/01/11 (cost $575,000)	$575,000	575,000

TOTAL INVESTMENTS (cost $365,575,706) (1)	99.6%	443,763,224
Other assets less liabilities	0.4	1,779,244

NET ASSETS	100.0%	$445,542,468

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$31,459,098	$—	$—	$31,459,098
Diversified Banking Institutions	38,259,232	—	—	38,259,232
Diversified Manufacturing Operations	22,570,241	—	—	22,570,241
Oil Companies-Exploration & Production	30,743,229	—	—	30,743,229
Other Industries*	320,156,424	—	—	320,156,424
Short-Term Investment Securities:
Time Deposit	—	575,000	—	575,000

Total	$443,188,224	$575,000	$—	$443,763,224

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
CAPITAL GROWTH PORTFOLIO
Portfolio of Investments — April 30, 2011
(unaudited)

Common Stock — 99.8%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE-EQUIPMENT — 2.5%
Goodrich Corp.	11,440	$1,010,953
United Technologies Corp.	8,690	778,450

		1,789,403

APPAREL MANUFACTURERS — 2.4%
Coach, Inc.	16,370	979,090
Polo Ralph Lauren Corp.	5,450	712,696

		1,691,786

APPLICATIONS SOFTWARE — 1.5%
Intuit, Inc.†	19,550	1,086,198

ATHLETIC FOOTWEAR — 1.1%
NIKE, Inc., Class B	9,850	810,852

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 0.9%
Johnson Controls, Inc.	15,370	630,170

BANKS-COMMERCIAL — 0.5%
Standard Chartered PLC	13,050	361,630

BANKS-SUPER REGIONAL — 0.9%
Wells Fargo & Co.	22,890	666,328

BEVERAGES-NON-ALCOHOLIC — 1.0%
Coca-Cola Co.	10,490	707,655

BEVERAGES-WINE/SPIRITS — 0.4%
Brown-Forman Corp., Class B	4,040	290,314

BREWERY — 0.4%
SABMiller PLC	7,850	292,993

CELLULAR TELECOM — 1.1%
NII Holdings, Inc.†	18,120	753,430

CHEMICALS-SPECIALTY — 1.5%
Albemarle Corp.	4,540	320,297
Ecolab, Inc.	13,600	717,536

		1,037,833

COMMERCIAL SERVICES-FINANCE — 1.1%
Visa, Inc., Class A	9,740	760,889

COMPUTER SERVICES — 2.4%
Cognizant Technology Solutions Corp., Class A†	12,180	1,009,722
International Business Machines Corp.	4,140	706,201

		1,715,923

COMPUTERS — 4.9%
Apple, Inc.†	10,040	3,496,229

COSMETICS & TOILETRIES — 1.3%
Colgate-Palmolive Co.	11,240	948,094

DIVERSIFIED BANKING INSTITUTIONS — 1.1%
JPMorgan Chase & Co.	16,720	762,934

DIVERSIFIED MANUFACTURING OPERATIONS — 3.3%
Danaher Corp.	20,110	1,110,876
Parker Hannifin Corp.	13,290	1,253,513

		2,364,389

E-COMMERCE/PRODUCTS — 1.4%
Amazon.com, Inc.†	4,945	971,693

E-COMMERCE/SERVICES — 1.4%
eBay, Inc.†	29,220	1,005,168

ELECTRIC PRODUCTS-MISC. — 1.7%
Emerson Electric Co.	19,980	1,213,985

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.3%
Broadcom Corp., Class A†	25,840	909,051

ENGINEERING/R&D SERVICES — 1.3%
ABB, Ltd.†	34,025	939,326

ENTERPRISE SOFTWARE/SERVICE — 3.0%
Oracle Corp.	58,790	2,119,380

FINANCE-CREDIT CARD — 0.8%
American Express Co.	11,900	584,052

FINANCE-INVESTMENT BANKER/BROKER — 0.5%
Charles Schwab Corp.	18,530	339,284

FINANCE-OTHER SERVICES — 1.0%
BM&F Bovespa SA	54,980	412,734
IntercontinentalExchange, Inc.†	2,750	330,963

		743,697

FOOD-MISC. — 2.9%
General Mills, Inc.	9,409	362,999
Nestle SA	16,765	1,040,787
Unilever NV	20,909	688,139

		2,091,925

GOLD MINING — 0.8%
Barrick Gold Corp.	10,980	560,090

INDUSTRIAL GASES — 1.6%
Praxair, Inc.	10,670	1,135,501

INSTRUMENTS-CONTROLS — 0.8%
Mettler-Toledo International, Inc.†	3,220	603,428

INSTRUMENTS-SCIENTIFIC — 1.7%
Thermo Fisher Scientific, Inc.†	19,690	1,181,203

MACHINERY-CONSTRUCTION & MINING — 3.6%
Caterpillar, Inc.	11,970	1,381,458
Joy Global, Inc.	12,000	1,211,400

		2,592,858

MACHINERY-FARMING — 1.1%
Deere & Co.	8,360	815,100

MEDICAL PRODUCTS — 2.3%
Baxter International, Inc.	15,380	875,122
Stryker Corp.	13,600	802,400

		1,677,522

MEDICAL-BIOMEDICAL/GENE — 0.9%
Celgene Corp.†	10,520	619,418

MEDICAL-DRUGS — 5.8%
Allergan, Inc.	16,370	1,302,397
Bristol-Myers Squibb Co.	30,800	865,480
Novo Nordisk A/S, Class B	9,401	1,188,405
Roche Holding AG	4,678	758,755

		4,115,037

METAL-COPPER — 1.0%
Freeport-McMoRan Copper & Gold, Inc.	12,500	687,875

MULTIMEDIA — 1.6%
McGraw-Hill Cos., Inc.	1,490	60,300
Walt Disney Co.	25,940	1,118,014

		1,178,314

NETWORKING PRODUCTS — 3.2%
Cisco Systems, Inc.	49,380	867,113

Juniper Networks, Inc.†	36,100	1,383,713

		2,250,826

OIL COMPANIES-EXPLORATION & PRODUCTION — 3.9%
EOG Resources, Inc.	8,380	946,186
Occidental Petroleum Corp.	16,040	1,833,211

		2,779,397

OIL COMPANIES-INTEGRATED — 3.7%
Chevron Corp.	10,580	1,157,875
ConocoPhillips	19,030	1,502,038

		2,659,913

OIL-FIELD SERVICES — 3.4%
Halliburton Co.	22,840	1,152,963
Schlumberger, Ltd.	14,460	1,297,785

		2,450,748

PHARMACY SERVICES — 1.9%
Express Scripts, Inc.†	13,650	774,501
Medco Health Solutions, Inc.†	9,520	564,822

		1,339,323

RETAIL-AUTO PARTS — 0.9%
O’Reilly Automotive, Inc.†	11,040	652,022

RETAIL-BEDDING — 0.4%
Bed Bath & Beyond, Inc.†	4,800	269,376

RETAIL-DISCOUNT — 1.5%
Costco Wholesale Corp.	13,510	1,093,229

RETAIL-JEWELRY — 0.7%
Tiffany & Co.	6,880	477,747

RETAIL-MAJOR DEPARTMENT STORES — 1.2%
TJX Cos., Inc.	15,490	830,574

RETAIL-RESTAURANTS — 1.5%
McDonald’s Corp.	14,080	1,102,605

SOFTWARE TOOLS — 1.4%
VMware, Inc., Class A†	10,630	1,014,421

TELECOM EQUIPMENT-FIBER OPTICS — 1.5%
Corning, Inc.	50,930	1,066,474

TRANSPORT-RAIL — 1.5%
Union Pacific Corp.	10,440	1,080,227

TRANSPORT-SERVICES — 1.2%
United Parcel Service, Inc., Class B	11,850	888,395

WEB PORTALS/ISP — 3.2%
Google, Inc., Class A†	4,135	2,249,854

WIRELESS EQUIPMENT — 3.9%
QUALCOMM, Inc.	49,460	2,811,306

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $53,398,422)		71,267,394

Repurchase Agreement — 0.2%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 04/29/11 to be repurchased 05/02/11 in the amount of $144,000 and collateralized by $145,000 of United States Treasury Notes bearing interest at 1.38% due 05/15/13 and having an approximate value of $148,050. (cost $144,000)	$144,000	144,000

TOTAL INVESTMENTS (cost $53,542,422)(1)	100.0%	71,411,394
Liabilities in excess of other assets	0.0	(1,041)

NET ASSETS	100.0%	$71,410,353

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Medical-Drugs	$4,115,037	$—	$—	$4,115,037
Other Industries*	67,152,357	—	—	67,152,357
Repurchase Agreement	—	144,000	—	144,000

Total	$71,267,394	$144,000	$—	$71,411,394

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
MFS MASSACHUSETTS INVESTORS TRUST PORTFOLIO
Portfolio of Investments — April 30, 2011 —
(unaudited)

	Shares/
Common Stock — 98.8%	Principal	Value
	Amount	(Note 1)

AEROSPACE/DEFENSE-EQUIPMENT — 2.2%
United Technologies Corp.	76,780	$6,877,952

AGRICULTURAL CHEMICALS — 0.7%
Monsanto Co.	32,460	2,208,578

APPLICATIONS SOFTWARE — 0.8%
Check Point Software Technologies, Ltd.†	48,160	2,645,429

ATHLETIC FOOTWEAR — 1.1%
NIKE, Inc., Class B	40,360	3,322,435

AUTO-CARS/LIGHT TRUCKS — 0.9%
Bayerische Motoren Werke AG	29,672	2,798,213

BANKS-COMMERCIAL — 0.5%
Zions Bancorporation	65,580	1,603,431

BANKS-FIDUCIARY — 2.1%
Bank of New York Mellon Corp.	139,504	4,040,036
State Street Corp.	53,400	2,485,770

		6,525,806

BANKS-SUPER REGIONAL — 2.4%
SunTrust Banks, Inc.	70,080	1,975,555
Wells Fargo & Co.	190,020	5,531,482

		7,507,037

BEVERAGES-NON-ALCOHOLIC — 1.2%
PepsiCo, Inc.	54,862	3,779,443

BEVERAGES-WINE/SPIRITS — 0.9%
Diageo PLC	135,937	2,765,619

BREWERY — 1.4%
Heineken NV	72,628	4,347,562

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.7%
Owens Corning†	57,290	2,167,854

COATINGS/PAINT — 1.0%
Sherwin-Williams Co.	39,020	3,210,956

COMMERCIAL SERVICES-FINANCE — 2.0%
Mastercard, Inc., Class A	11,520	3,178,253
Visa, Inc., Class A	40,870	3,192,764

		6,371,017

COMPUTER SERVICES — 2.3%
Accenture PLC, Class A	77,900	4,450,427
International Business Machines Corp.	15,980	2,725,868

		7,176,295

COMPUTERS — 2.9%
Apple, Inc.†	26,080	9,081,838

COMPUTERS-MEMORY DEVICES — 2.3%
EMC Corp.†	249,560	7,072,530

COSMETICS & TOILETRIES — 3.0%
Colgate-Palmolive Co.	37,820	3,190,117
Procter & Gamble Co.	96,660	6,273,234

		9,463,351

DIVERSIFIED BANKING INSTITUTIONS — 5.9%
Bank of America Corp.	433,470	5,323,012
Goldman Sachs Group, Inc.	30,580	4,617,886
JPMorgan Chase & Co.	184,310	8,410,065

		18,350,963

DIVERSIFIED MANUFACTURING OPERATIONS — 4.0%
3M Co.	48,490	4,713,713
Danaher Corp.	139,950	7,730,838

		12,444,551

DIVERSIFIED OPERATIONS — 1.0%
LVMH Moet Hennessy Louis Vuitton SA	16,642	2,988,728

ELECTRIC-INTEGRATED — 2.1%
Alliant Energy Corp.	50,450	1,994,793
American Electric Power Co., Inc.	54,770	1,998,009
Wisconsin Energy Corp.	81,480	2,542,991

		6,535,793

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.7%
Microchip Technology, Inc.	98,670	4,049,417
Samsung Electronics Co., Ltd. GDR†*	619	257,194
Samsung Electronics Co., Ltd. GDR	2,266	941,523

		5,248,134

ENGINEERING/R&D SERVICES — 1.0%
Fluor Corp.	46,920	3,281,585

ENTERPRISE SOFTWARE/SERVICE — 3.0%
Oracle Corp.	259,710	9,362,546

FINANCE-CREDIT CARD — 1.1%
American Express Co.	72,330	3,549,956

FINANCE-INVESTMENT BANKER/BROKER — 0.7%
Charles Schwab Corp.	124,370	2,277,215

FOOD-MISC. — 1.3%
General Mills, Inc.	60,190	2,322,130

Nestle SA	28,178	1,749,317

		4,071,447

GAMBLING (NON-HOTEL) — 0.2%
Ladbrokes PLC	300,746	764,578

INDUSTRIAL GASES — 2.8%
Linde AG	29,215	5,261,851
Praxair, Inc.	32,050	3,410,761

		8,672,612

INSTRUMENTS-SCIENTIFIC — 1.0%
Thermo Fisher Scientific, Inc.†	52,300	3,137,477

INSURANCE BROKERS — 0.9%
AON Corp.	56,110	2,927,259

INSURANCE-PROPERTY/CASUALTY — 0.4%
Travelers Cos., Inc.	20,320	1,285,850

INTERNET SECURITY — 0.5%
VeriSign, Inc.	44,680	1,651,373

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 2.2%
BlackRock, Inc.	15,772	3,090,366
Franklin Resources, Inc.	30,200	3,899,424

		6,989,790

MEDICAL INSTRUMENTS — 2.8%
Medtronic, Inc.	95,540	3,988,795
St. Jude Medical, Inc.	89,850	4,801,584

		8,790,379

MEDICAL PRODUCTS — 3.6%
Baxter International, Inc.	36,230	2,061,487
Becton, Dickinson and Co.	42,900	3,686,826

Johnson & Johnson	82,310	5,409,413

		11,157,726

MEDICAL-BIOMEDICAL/GENE — 1.0%
Gilead Sciences, Inc.†	77,950	3,027,578

MEDICAL-DRUGS — 1.8%
Abbott Laboratories	109,680	5,707,747

MEDICAL-GENERIC DRUGS — 0.7%
Teva Pharmaceutical Industries, Ltd. ADR	51,110	2,337,260

MULTIMEDIA — 3.1%
Viacom, Inc., Class B	43,280	2,214,205
Walt Disney Co.	170,740	7,358,894

		9,573,099

NETWORKING PRODUCTS — 1.8%
Cisco Systems, Inc.	313,620	5,507,167

OIL COMPANIES-EXPLORATION & PRODUCTION — 4.1%
Apache Corp.	24,820	3,310,243
EOG Resources, Inc.	25,410	2,869,043
Occidental Petroleum Corp.	38,260	4,372,736
QEP Resources, Inc.	55,840	2,386,043

		12,938,065

OIL COMPANIES-INTEGRATED — 4.6%
Chevron Corp.	55,990	6,127,546
Exxon Mobil Corp.	47,640	4,192,320
Hess Corp.	47,100	4,048,716

		14,368,582

OIL FIELD MACHINERY & EQUIPMENT — 1.6%
Cameron International Corp.†	42,820	2,257,470
National Oilwell Varco, Inc.	37,010	2,838,297

		5,095,767

OIL-FIELD SERVICES — 2.1%
Halliburton Co.	69,000	3,483,120
Schlumberger, Ltd.	35,930	3,224,718

		6,707,838

PIPELINES — 0.3%
Kinder Morgan, Inc.†	31,900	911,702

RETAIL-APPAREL/SHOE — 0.6%
Hennes & Mauritz AB, Class B	56,140	1,983,614

RETAIL-DISCOUNT — 1.5%
Target Corp.	97,560	4,790,196

RETAIL-MAJOR DEPARTMENT STORES — 0.5%
Nordstrom, Inc.	32,200	1,531,110

RETAIL-OFFICE SUPPLIES — 0.8%
Staples, Inc.	118,890	2,513,335

RETAIL-REGIONAL DEPARTMENT STORES — 1.1%
Kohl’s Corp.	63,460	3,344,977

SEMICONDUCTOR EQUIPMENT — 0.4%
ASML Holding NV	29,176	1,218,390

SOAP & CLEANING PREPARATION — 1.4%
Reckitt Benckiser Group PLC	77,370	4,295,770

TELEPHONE-INTEGRATED — 1.0%
AT&T, Inc.	97,390	3,030,777

TOBACCO — 1.8%
Philip Morris International, Inc.	81,220	5,639,917

TRANSPORT-RAIL — 1.1%
Canadian National Railway Co.	43,140	3,340,330

TRANSPORT-SERVICES — 0.4%
Expeditors International of Washington, Inc.	22,030	1,195,568

WEB PORTALS/ISP — 1.6%
Google, Inc., Class A†	9,010	4,902,341

WIRELESS EQUIPMENT — 0.9%
American Tower Corp., Class A†	55,820	2,919,944

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $247,295,035)		309,294,382

Short-Term Investment Securities — 2.2%

COMMERCIAL PAPER — 2.2%
HSBC Americas, Inc. 0.01% due 05/02/11 (cost $6,711,981)	$6,712,000	6,711,981

TOTAL INVESTMENTS (cost $254,007,016) (1)	101.0%	316,006,363

Liabilities in excess of other assets	(1.0)	(3,083,122)

NET ASSETS	100.0%	$312,923,241

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2011, the aggregate value of these securities was $257,194 representing 0.1% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

GDR	— Global Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Diversified Banking Institutions	$18,350,963	$—	$—	$18,350,963
Other Industries*	290,943,419	—	—	290,943,419
Short-Term Investment Securities:
Commercial Paper	—	6,711,981	—	6,711,981

Total	$309,294,382	$6,711,981	$—	$316,006,363

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
FUNDAMENTAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS — April 30, 2011
(unaudited)

Common Stock — 98.7%	Shares/Principal Amount	Value (Note 1)

APPAREL MANUFACTURERS — 1.6%
Coach, Inc.	45,590	$2,726,738

APPLICATIONS SOFTWARE — 3.9%
Citrix Systems, Inc.†	36,275	3,059,433
Salesforce.com, Inc.†	24,990	3,463,614

		6,523,047

AUTO-CARS/LIGHT TRUCKS — 0.8%
Daimler AG	16,395	1,259,956

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 1.9%
Johnson Controls, Inc.	76,790	3,148,390

CABLE/SATELLITE TV — 2.3%
DIRECTV, Class A†	80,430	3,908,094

CHEMICALS-DIVERSIFIED — 1.0%
Dow Chemical Co.	41,890	1,717,071

COMMERCIAL SERVICES-FINANCE — 2.3%
Mastercard, Inc., Class A	13,990	3,859,701

COMPUTER AIDED DESIGN — 2.0%
Autodesk, Inc.†	75,470	3,394,641

COMPUTER SERVICES — 2.4%
Cognizant Technology Solutions Corp., Class A†	49,160	4,075,364

COMPUTERS — 5.8%
Apple, Inc.†	27,664	9,633,435

COMPUTERS-MEMORY DEVICES — 2.0%
EMC Corp.†	118,190	3,349,505

DIVERSIFIED MANUFACTURING OPERATIONS — 10.1%
Cooper Industries PLC	58,500	3,858,075
Danaher Corp.	60,990	3,369,088
Eaton Corp.	66,930	3,582,763
General Electric Co.	139,460	2,851,957
Parker Hannifin Corp.	33,560	3,165,379

		16,827,262

E-COMMERCE/PRODUCTS — 2.5%
Amazon.com, Inc.†	21,530	4,230,645

E-COMMERCE/SERVICES — 2.1%
priceline.com, Inc.†	6,520	3,566,505

ELECTRONIC COMPONENTS-MISC. — 1.4%
TE Connectivity, Ltd.	66,720	2,391,912

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.2%
ARM Holdings PLC ADR	52,770	1,660,144
Micron Technology, Inc.†	184,580	2,083,908

		3,744,052

ELECTRONIC MEASUREMENT INSTRUMENTS — 1.6%
Agilent Technologies, Inc.†	53,450	2,667,690

ENGINES-INTERNAL COMBUSTION — 2.0%
Cummins, Inc.	27,474	3,301,825

ENTERPRISE SOFTWARE/SERVICE — 2.5%
Oracle Corp.	113,940	4,107,537

FINANCE-INVESTMENT BANKER/BROKER — 1.4%
TD Ameritrade Holding Corp.	111,970	2,411,834

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 2.4%
Invesco, Ltd.	93,130	2,316,143
T. Rowe Price Group, Inc.	27,590	1,772,658

		4,088,801

MACHINERY-FARMING — 1.7%
AGCO Corp.†	48,990	2,820,844

MEDICAL INFORMATION SYSTEMS — 0.7%
Cerner Corp.†	9,749	1,171,635

MEDICAL LABS & TESTING SERVICES — 1.2%
Laboratory Corp. of America Holdings†	20,890	2,015,258

MEDICAL PRODUCTS — 1.0%
Varian Medical Systems, Inc.†	23,710	1,664,442

MEDICAL-DRUGS — 1.5%
Allergan, Inc.	31,630	2,516,483

MEDICAL-HMO — 2.4%
UnitedHealth Group, Inc.	82,470	4,059,998

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.2%
AmerisourceBergen Corp.	10,014	406,969

METAL PROCESSORS & FABRICATION — 1.4%
Precision Castparts Corp.	15,240	2,354,885

MULTIMEDIA — 2.8%
Walt Disney Co.	109,278	4,709,882

NETWORKING PRODUCTS — 1.8%
Juniper Networks, Inc.†	76,720	2,940,678

OIL COMPANIES-EXPLORATION & PRODUCTION — 5.9%
Newfield Exploration Co.†	48,280	3,418,224
Occidental Petroleum Corp.	36,930	4,220,730
Pioneer Natural Resources Co.	21,150	2,162,164

		9,801,118

OIL COMPANIES-INTEGRATED — 1.5%
Hess Corp.	28,540	2,453,298

OIL FIELD MACHINERY & EQUIPMENT — 1.2%
Cameron International Corp.†	38,920	2,051,862

OIL-FIELD SERVICES — 3.9%
Baker Hughes, Inc.	35,440	2,743,410
Halliburton Co.	74,505	3,761,013

		6,504,423

PHARMACY SERVICES — 0.8%
Express Scripts, Inc.†	22,900	1,299,346

RENTAL AUTO/EQUIPMENT — 1.8%
Hertz Global Holdings, Inc.†	177,170	3,049,096

RETAIL-DISCOUNT — 1.9%
Costco Wholesale Corp.	39,450	3,192,294

RETAIL-REGIONAL DEPARTMENT STORES — 0.4%
Macy’s, Inc.	27,299	652,719

RETAIL-RESTAURANTS — 1.8%
Starbucks Corp.	82,840	2,997,980

TELECOM EQUIPMENT-FIBER OPTICS — 1.0%
Ciena Corp.†	60,880	1,719,251

TELEVISION — 1.5%
CBS Corp., Class B	99,320	2,504,850

TRANSPORT-RAIL — 2.3%
Union Pacific Corp.	36,660	3,793,210

WEB PORTALS/ISP — 3.1%
Baidu, Inc. ADR†	27,720	4,116,974
Google, Inc., Class A†	2,070	1,126,287

		5,243,261

WIRELESS EQUIPMENT — 2.7%
QUALCOMM, Inc.	79,510	4,519,348

TOTAL COMMON STOCK (cost $130,786,706)		165,377,135

Preferred Stock — 1.3%

BANKS-COMMERCIAL — 1.3%
Itau Unibanco Holding SA ADR (cost $1,736,560)	91,380	2,170,275

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $132,523,266)		167,547,410

REPURCHASE AGREEMENT — 0.7%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 04/30/11, to be repurchased 05/01/11 in the amount of $1,204,001 and collateralized by $1,205,000 of Federal Home Loan Notes, bearing interest at 1.38% due 5/15/13 and having approximate value of $1,230,345 (cost $1,204,000)	$1,204,000	1,204,000

TOTAL INVESTMENTS (cost $133,727,266)(1)	100.7%	168,751,410
Liabilities in excess of other assets	(0.7)	(1,212,206)

NET ASSETS	100.0%	$167,539,204

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$9,633,435	$—	$—	$9,633,435
Diversified Manufacturing Operations	16,827,262	—	—	16,827,262
Oil Companies-Exploration & Production	9,801,118	—	—	9,801,118
Other Industries*	129,115,320	—	—	129,115,320
Preferred Stocks	2,170,275	—	—	2,170,275
Repurchase Agreement	—	1,204,000	—	1,204,000

Total	$167,547,410	$1,204,000	$—	$168,751,410

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
BLUE CHIP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS — April 30, 2011
(unaudited)

Common Stock — 97.4%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 1.1%
Boeing Co.	10,600	$845,668

AEROSPACE/DEFENSE-EQUIPMENT — 1.8%
United Technologies Corp.	15,200	1,361,616

AGRICULTURAL CHEMICALS — 1.8%
Monsanto Co.	12,131	825,393
Potash Corp. of Saskatchewan, Inc.	10,000	563,800

		1,389,193

APPAREL MANUFACTURERS — 0.5%
Coach, Inc.	6,600	394,746

APPLICATIONS SOFTWARE — 1.1%
Microsoft Corp.	14,900	387,698
Salesforce.com, Inc.†	3,600	498,960

		886,658

BANKS-SUPER REGIONAL — 0.5%
Wells Fargo & Co.	14,000	407,540

BEVERAGES-NON-ALCOHOLIC — 1.0%
PepsiCo, Inc.	11,204	771,844

CABLE/SATELLITE TV — 0.9%
Comcast Corp., Class A	26,200	687,488

CASINO HOTELS — 0.9%
Las Vegas Sands Corp.†	15,500	728,655

CELLULAR TELECOM — 1.2%
MetroPCS Communications, Inc.†	54,800	922,284

COAL — 0.7%
Peabody Energy Corp.	8,000	534,560

COMMERCIAL SERVICES-FINANCE — 1.9%
Mastercard, Inc., Class A	1,600	441,424
Visa, Inc., Class A	13,500	1,054,620

		1,496,044

COMPUTER AIDED DESIGN — 0.4%
Autodesk, Inc.†	6,600	296,868

COMPUTER SERVICES — 2.1%
Accenture PLC, Class A	15,400	879,802
Cognizant Technology Solutions Corp., Class A†	8,600	712,940

		1,592,742

COMPUTERS — 6.3%
Apple, Inc.†	14,050	4,892,631

COMPUTERS-MEMORY DEVICES — 2.5%
EMC Corp.†	56,200	1,592,708
SanDisk Corp.†	6,600	324,324

		1,917,032

COSMETICS & TOILETRIES — 1.0%
Procter & Gamble Co.	11,900	772,310

CRUISE LINES — 0.5%
Royal Caribbean Cruises, Ltd.†	9,100	362,362

DIVERSIFIED BANKING INSTITUTIONS — 3.5%
Citigroup, Inc.†	94,400	433,296
Goldman Sachs Group, Inc.	6,000	906,060
JPMorgan Chase & Co.	18,300	835,029
Morgan Stanley	20,100	525,615

		2,700,000

DIVERSIFIED MANUFACTURING OPERATIONS — 2.0%
Danaher Corp.	21,600	1,193,184
Eaton Corp.	7,200	385,416

		1,578,600

E-COMMERCE/PRODUCTS — 2.9%
Amazon.com, Inc.†	6,600	1,296,900
MercadoLibre, Inc.	10,800	987,120

		2,284,020

E-COMMERCE/SERVICES — 0.8%
priceline.com, Inc.†	1,200	656,412

ELECTRIC PRODUCTS-MISC. — 2.1%
AMETEK, Inc.	14,100	649,164
Emerson Electric Co.	16,000	972,160

		1,621,324

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 1.9%
Avago Technologies, Ltd.	15,224	509,395
Broadcom Corp., Class A†	16,800	591,024
Micron Technology, Inc.†	30,200	340,958

		1,441,377

ELECTRONIC FORMS — 0.5%
Adobe Systems, Inc.†	10,900	365,695

ELECTRONIC MEASUREMENT INSTRUMENTS — 1.3%
Agilent Technologies, Inc.†	19,900	993,209

ENGINES-INTERNAL COMBUSTION — 1.5%
Cummins, Inc.	9,500	1,141,710

ENTERPRISE SOFTWARE/SERVICE — 2.3%
Oracle Corp.	48,900	1,762,845

FINANCE-CREDIT CARD — 0.8%
American Express Co.	12,800	628,224

FINANCE-INVESTMENT BANKER/BROKER — 0.7%
Charles Schwab Corp.	30,800	563,948

GOLD MINING — 0.5%
Newmont Mining Corp.	6,600	386,826

HOME DECORATION PRODUCTS — 0.5%
Newell Rubbermaid, Inc.	20,400	388,824

HOTEL/MOTELS — 1.2%
Starwood Hotels & Resorts Worldwide, Inc.	15,400	917,378

INDUSTRIAL GASES — 1.2%
Praxair, Inc.	8,567	911,700

INTERNET INFRASTRUCTURE SOFTWARE — 0.7%
F5 Networks, Inc.†	5,600	567,616

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.2%
BlackRock, Inc.	4,800	940,512

MACHINERY-CONSTRUCTION & MINING — 1.5%
Caterpillar, Inc.	10,400	1,200,264

MACHINERY-FARMING — 0.7%
Deere & Co.	5,700	555,750

MEDICAL INSTRUMENTS — 1.0%
St. Jude Medical, Inc.	15,100	806,944

MEDICAL PRODUCTS — 0.6%
Covidien PLC	8,000	445,520

MEDICAL-BIOMEDICAL/GENE — 3.1%
Alexion Pharmaceuticals, Inc.†	6,692	648,388
Amgen, Inc.†	5,400	306,990

Celgene Corp.†	12,100	712,448
Gilead Sciences, Inc.†	19,200	745,728

		2,413,554

MEDICAL-DRUGS — 1.4%
Allergan, Inc.	13,800	1,097,928

MEDICAL-GENERIC DRUGS — 1.2%
Mylan, Inc.†	22,200	553,224
Teva Pharmaceutical Industries, Ltd. ADR	7,459	341,100

		894,324

MEDICAL-HMO — 0.8%
UnitedHealth Group, Inc.	12,400	610,452

MEDICAL-HOSPITALS — 1.1%
Universal Health Services, Inc., Class B	15,100	827,178

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 0.8%
AmerisourceBergen Corp.	15,000	609,600

METAL-COPPER — 1.2%
Freeport-McMoRan Copper & Gold, Inc.	17,324	953,340

METAL-IRON — 0.3%
Cliffs Natural Resources, Inc.	2,700	253,044

MULTIMEDIA — 1.3%
Walt Disney Co.	24,200	1,043,020

NETWORKING PRODUCTS — 1.7%
Cisco Systems, Inc.	35,100	616,356
Polycom, Inc.†	11,100	664,113

		1,280,469

OIL & GAS DRILLING — 1.1%
Ensco PLC ADR	14,300	852,566

OIL COMPANIES-EXPLORATION & PRODUCTION — 3.9%
Anadarko Petroleum Corp.	7,300	576,262
Apache Corp.	3,100	413,447
Devon Energy Corp.	2,100	191,100
Newfield Exploration Co.†	2,500	177,000
Occidental Petroleum Corp.	8,800	1,005,752
SandRidge Energy, Inc.†	37,100	458,556
Southwestern Energy Co.†	4,700	206,142

		3,028,259

OIL COMPANIES-INTEGRATED — 1.5%
Exxon Mobil Corp.	12,900	1,135,200

OIL FIELD MACHINERY & EQUIPMENT — 0.8%
National Oilwell Varco, Inc.	8,400	644,196

OIL-FIELD SERVICES — 2.8%
Halliburton Co.	14,000	706,720
Schlumberger, Ltd.	16,450	1,476,387

		2,183,107

PHARMACY SERVICES — 1.0%
Express Scripts, Inc.†	13,908	789,140

RETAIL-APPAREL/SHOE — 2.7%
Guess?, Inc.	12,900	554,571
Limited Brands, Inc.	17,800	732,648
Lululemon Athletica, Inc.†	8,200	820,246

		2,107,465

RETAIL-DISCOUNT — 2.2%
Dollar General Corp.†	19,300	628,987
Target Corp.	21,400	1,050,740

		1,679,727

RETAIL-RESTAURANTS — 2.0%
Chipotle Mexican Grill, Inc.†	2,000	533,580
McDonald’s Corp.	13,200	1,033,692

		1,567,272

STEEL-SPECIALTY — 0.6%
Allegheny Technologies, Inc.	6,800	489,600

TOOLS-HAND HELD — 0.6%
Stanley Black & Decker, Inc.	6,100	443,165

TRANSACTIONAL SOFTWARE — 0.6%
VeriFone Systems, Inc.†	8,000	438,560

TRANSPORT-RAIL — 1.9%
Union Pacific Corp.	13,900	1,438,233

TRANSPORT-SERVICES — 1.0%
United Parcel Service, Inc., Class B	10,200	764,694

WEB PORTALS/ISP — 3.1%
Baidu, Inc. ADR†	5,600	831,712
Google, Inc., Class A†	2,850	1,550,685

		2,382,397

WIRELESS EQUIPMENT — 2.5%
QUALCOMM, Inc.	34,300	1,949,612

X-RAY EQUIPMENT — 0.6%
Hologic, Inc.†	22,481	495,032

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $65,317,546)		75,490,073

Repurchase Agreement — 3.8%

State Street Bank & Trust Co., Joint Repurchase Agreement(1) (cost $2,949,000)	$2,949,000	2,949,000

TOTAL INVESTMENTS (cost $68,266,546)(2)	101.2%	78,439,073
Liabilities in excess of other assets	(1.2)	(905,361)

NET ASSETS	100.0%	$77,533,712

†	Non-income producing security

(1)	See Note 2 for details of Joint Repurchase Agreements.

(2)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$4,892,631	$—	$—	$4,892,631
Other Industries*	70,597,442	—	—	70,597,442
Repurchase Agreement	—	2,949,000	—	2,949,000

Total	$75,490,073	$2,949,000	$—	$78,439,073

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
REAL ESTATE PORTFOLIO
Portfolio of Investments — April 30, 2011 —
(unaudited)

	Shares/
Common Stock — 88.7%	Principal	Value
	Amount	(Note 1)

REAL ESTATE INVESTMENT TRUSTS — 78.9%
Alexandria Real Estate Equities, Inc.	264,665	$21,742,230
American Campus Communities, Inc.	530,521	18,647,813
BioMed Realty Trust, Inc.	258,610	5,130,822
Boston Properties, Inc.	89,175	9,321,463
Brandywine Realty Trust	762,200	9,679,940
Cogdell Spencer, Inc.	856,880	5,184,124
Coresite Realty Corp.	590,400	9,322,416
Corporate Office Properties Trust	277,282	9,763,099
DCT Industrial Trust, Inc.	1,298,300	7,543,123
Digital Realty Trust, Inc.	224,800	13,564,432
Douglas Emmett, Inc.	343,190	7,141,784
Dupont Fabros Technology, Inc.	592,500	14,492,550
EastGroup Properties, Inc.	176,000	8,106,560
Entertainment Properties Trust	210,410	10,017,620
Equity Residential	192,240	11,480,573
Essex Property Trust, Inc.	80,572	10,915,895
LaSalle Hotel Properties	223,200	6,280,848
Plum Creek Timber Co., Inc.	82,800	3,567,852
Post Properties, Inc.	33,300	1,351,980
Public Storage	58,400	6,850,904
Regency Centers Corp.	203,600	9,581,416
Simon Property Group, Inc.	134,716	15,430,371
Taubman Centers, Inc.	80,560	4,684,564
U-Store-It Trust	219,700	2,495,792
UDR, Inc.	219,816	5,691,036
Ventas, Inc.	129,600	7,248,528
Vornado Realty Trust	128,377	12,411,488

		247,649,223

REAL ESTATE MANAGEMENT/SERVICES — 1.3%
CB Richard Ellis Group, Inc., Class A†	157,200	4,198,812

REAL ESTATE OPERATIONS & DEVELOPMENT — 4.1%
Forest City Enterprises, Inc., Class A†	673,739	12,942,526

RETIREMENT/AGED CARE — 1.1%
Brookdale Senior Living, Inc.†	123,260	3,357,602

WIRELESS EQUIPMENT — 3.3%
American Tower Corp., Class A†	197,800	10,346,918

TOTAL COMMON STOCK (cost $223,611,567)		278,495,081

Preferred Stock — 1.9%

REAL ESTATE INVESTMENT TRUSTS — 1.9%
AMB Property Corp. Series M 6.75%	93,800	2,284,030
CBL & Associates Properties, Inc. 7.38%	75,800	1,842,698
Digital Realty Trust, Inc. Series D 5.50% (1)	53,000	1,876,200

TOTAL PREFERRED STOCK (cost $2,938,661)		6,002,928

Convertible Bonds & Notes — 0.2%

REAL ESTATE INVESTMENT TRUSTS — 0.2%
SL Green Realty Corp. Senior Notes 3.00% due 03/30/27* (2) (cost $503,020)	$510,000	506,175

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $227,053,248)		285,004,184

Short-Term Investment Securities — 9.2%

COMMERCIAL PAPER — 9.2%
Bank of America Corp. 0.08% due 05/02/11	8,000,000	7,999,982
Intesa Funding LLC 0.12% due 05/02/11	7,942,000	7,941,974
Societe Generale North America 0.10% due 05/02/11	12,868,000	12,867,964

TOTAL SHORT-TERM INVESTMENT SECURITIES (cost $28,809,920)		28,809,920

TOTAL INVESTMENTS (cost $255,863,168) (3)	100.0%	313,814,104
Other assets less liabilities	0.0	155,259

NET ASSETS	100.0%	$313,969,363

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2011, the aggregate value of these securities was $506,175 representing 0.2% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; See Note 1.

(2)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 1. Certain restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Portfolio has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of April 30, 2011, the Real Estate Portfolio held the following restricted securities:

	Acquisition	Principal	Acquisition		Value	% of
Name	Date	Amount	Cost	Value	Per Share	Net Assets
SL Green Realty Corp.
3.00% due 03/30/27	3/21/07	$510,000	$502,938	$506,175	$99.25	0.16%

(3)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Real Estate Investment Trusts	$247,649,223	$—	$—	$247,649,223
Other Industries*	30,845,858	—	—	30,845,858
Preferred Stock	4,126,728	1,876,200	—	6,002,928
Convertible Bonds & Notes	—	506,175	—	506,175
Short-Term Investment Securities:
Commercial Paper	—	28,809,920	—	28,809,920

Total	$282,621,809	$31,192,295	$—	$313,814,104

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
SMALL COMPANY VALUE PORTFOLIO
Portfolio of Investments — April 30, 2011 —
(unaudited)

Common Stock — 94.7%	Shares/ Principal	Value
	Amount	(Note 1)

ADVANCED MATERIALS — 1.1%
Ceradyne, Inc.†	49,100	$2,300,826

AIRLINES — 1.0%
Skywest, Inc.	122,300	2,021,619

AUTO-TRUCK TRAILERS — 0.7%
Wabash National Corp.†	134,700	1,485,741

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 1.6%
Autoliv, Inc.	41,300	3,309,369

BANKS-COMMERCIAL — 1.5%
Chemical Financial Corp.	55,100	1,109,163
Oriental Financial Group, Inc.	35,000	453,600
Peoples Bancorp, Inc.	20,500	279,415
Trustco Bank Corp.	236,000	1,416,000

		3,258,178

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 1.6%
Drew Industries, Inc.	19,800	476,586
Gibraltar Industries, Inc.†	102,100	1,192,528
Simpson Manufacturing Co., Inc.	65,000	1,814,800

		3,483,914

BUILDING PRODUCTS-DOORS & WINDOWS — 0.7%
Apogee Enterprises, Inc.	99,900	1,426,572

BUILDING PRODUCTS-WOOD — 1.0%
Universal Forest Products, Inc.	68,000	2,195,720

BUILDING-HEAVY CONSTRUCTION — 1.2%
Granite Construction, Inc.	95,100	2,584,818

BUILDING-MAINTANCE & SERVICES — 1.1%
ABM Industries, Inc.	93,000	2,261,760

BUILDING-MOBILE HOME/MANUFACTURED HOUSING — 1.9%
Thor Industries, Inc.	105,000	3,256,050
Winnebago Industries, Inc.†	68,500	848,030

		4,104,080

BUILDING-RESIDENTIAL/COMMERCIAL — 1.2%
D.R. Horton, Inc.	57,000	709,080
M/I Homes, Inc.†	64,500	857,205
MDC Holdings, Inc.	35,200	1,027,488

		2,593,773

CHEMICALS-PLASTICS — 0.6%
A. Schulman, Inc.	48,300	1,222,956

CHEMICALS-SPECIALTY — 1.5%
Cabot Corp.	49,300	2,211,105
Sensient Technologies Corp.	28,000	1,060,920

		3,272,025

COAL — 0.5%
Arch Coal, Inc.	19,100	655,130
Consol Energy, Inc.	3,200	173,088
Peabody Energy Corp.	2,700	180,414

		1,008,632

COATINGS/PAINT — 1.2%
RPM International, Inc.	111,700	2,624,950

DATA PROCESSING/MANAGEMENT — 0.1%
Schawk, Inc.	11,100	209,346

DIVERSIFIED MANUFACTURING OPERATIONS — 3.8%
A.O. Smith Corp.	20,450	899,187
Carlisle Cos., Inc.	52,900	2,620,666
EnPro Industries, Inc.†	10,400	416,832
Trinity Industries, Inc.	113,000	4,090,600

		8,027,285

ELECTRIC-INTEGRATED — 2.1%
NV Energy, Inc.	170,000	2,582,300
PNM Resources, Inc.	115,000	1,762,950

		4,345,250

ELECTRONIC COMPONENTS-MISC. — 2.7%
Benchmark Electronics, Inc.†	157,900	2,668,510
Gentex Corp.	95,000	2,978,250

		5,646,760

ENGINEERING/R&D SERVICES — 0.6%
EMCOR Group, Inc.†	37,900	1,173,763

ENGINES-INTERNAL COMBUSTION — 0.8%
Briggs & Stratton Corp.	69,204	1,632,522

ENVIRONMENTAL MONITORING & DETECTION — 0.9%
Mine Safety Appliances Co.	48,000	1,904,640

FOOD-MISC. — 1.0%
Lancaster Colony Corp.	36,100	2,206,071

FUNERAL SERVICES & RELATED ITEMS — 0.6%
Hillenbrand, Inc.	54,500	1,249,140

GAS-DISTRIBUTION — 1.0%
Energen Corp.	31,400	2,041,314

HOME FURNISHINGS — 2.2%
American Woodmark Corp.	59,200	1,202,352
Ethan Allen Interiors, Inc.	29,200	703,428
Hooker Furniture Corp.	70,500	877,020
La-Z-Boy, Inc.†	154,700	1,819,272

		4,602,072

HUMAN RESOURCES — 0.6%
Insperity, Inc.	41,900	1,269,151

IDENTIFICATION SYSTEMS — 1.0%
Brady Corp., Class A	55,500	2,092,905

INDUSTRIAL AUTOMATED/ROBOTIC — 0.8%
Nordson Corp.	30,000	1,709,100

INSTRUMENTS-CONTROLS — 1.3%
Mettler-Toledo International, Inc.†	6,600	1,236,840
Watts Water Technologies, Inc., Class A	39,700	1,536,390

		2,773,230

INSURANCE BROKERS — 0.5%
Arthur J. Gallagher & Co.	36,700	1,092,926

INSURANCE-LIFE/HEALTH — 2.7%
Protective Life Corp.	145,000	3,901,950
StanCorp Financial Group, Inc.	42,000	1,810,200

		5,712,150

INSURANCE-MULTI-LINE — 1.6%
American National Insurance Co.	10,100	798,910
Old Republic International Corp.	204,000	2,584,680

		3,383,590

INSURANCE-PROPERTY/CASUALTY — 2.8%
Hanover Insurance Group, Inc.	38,000	1,604,360
HCC Insurance Holdings, Inc.	31,200	1,015,248
RLI Corp.	20,300	1,202,572

Tower Group, Inc.	93,600	2,140,632

		5,962,812

INSURANCE-REINSURANCE — 3.8%
Aspen Insurance Holdings, Ltd.	74,200	2,119,894
Montpelier Re Holdings, Ltd.	89,000	1,610,010
Transatlantic Holdings, Inc.	45,000	2,218,050
Validus Holdings, Ltd.	62,058	2,019,367

		7,967,321

INTIMATE APPAREL — 0.6%
Warnaco Group, Inc.†	20,400	1,312,944

LASERS-SYSTEM/COMPONENTS — 1.2%
Rofin-Sinar Technologies, Inc.†	60,000	2,598,600

LEISURE PRODUCTS — 0.9%
Brunswick Corp.	79,000	1,846,230

MACHINE TOOLS & RELATED PRODUCTS — 2.2%
Kennametal, Inc.	59,700	2,520,534
Lincoln Electric Holdings, Inc.	26,500	2,082,370

		4,602,904

MACHINERY-CONSTRUCTION & MINING — 0.9%
Astec Industries, Inc.†	49,600	1,923,488

MACHINERY-ELECTRICAL — 0.7%
Franklin Electric Co., Inc.	33,000	1,488,630

MACHINERY-FARMING — 0.2%
CNH Global NV†	9,000	434,700

MACHINERY-GENERAL INDUSTRIAL — 2.8%
Applied Industrial Technologies, Inc.	28,600	1,008,436
Gardner Denver, Inc.	36,900	3,188,529
Roper Industries, Inc.	21,000	1,816,290

		6,013,255

MACHINERY-PUMPS — 1.3%
Graco, Inc.	54,100	2,706,623

MEDICAL PRODUCTS — 1.6%
Teleflex, Inc.	34,600	2,180,146
West Pharmaceutical Services, Inc.	25,400	1,199,896

		3,380,042

MEDICAL STERILIZATION PRODUCTS — 1.1%
STERIS Corp.	61,600	2,220,064

METAL PROCESSORS & FABRICATION — 2.3%
CIRCOR International, Inc.	21,200	963,116
Mueller Industries, Inc.	80,200	3,137,424
Timken Co.	14,800	834,572

		4,935,112

MISCELLANEOUS MANUFACTURING — 0.8%
Aptargroup, Inc.	32,000	1,678,400

OIL & GAS DRILLING — 4.2%
Atwood Oceanics, Inc.†	59,500	2,673,335
Rowan Cos., Inc.†	84,000	3,502,800
Unit Corp.†	42,500	2,678,350

		8,854,485

OIL-FIELD SERVICES — 3.6%
Global Industries, Ltd.†	225,000	2,218,500
Helix Energy Solutions Group, Inc.†	115,800	2,192,094
Oil States International, Inc.†	39,200	3,253,992

		7,664,586

PAPER & RELATED PRODUCTS — 0.3%
P.H. Glatfelter Co.	53,344	725,479

POWER CONVERTER/SUPPLY EQUIPMENT — 0.4%
Powell Industries, Inc.†	21,400	845,728

RESEARCH & DEVELOPMENT — 1.0%
Pharmaceutical Product Development, Inc.	67,600	2,085,460

RETAIL-APPAREL/SHOE — 2.9%
Brown Shoe Co., Inc.	132,000	1,669,800
Cato Corp., Class A	58,318	1,487,692
Christopher & Banks Corp.	150,000	922,500
Men’s Wearhouse, Inc.	76,500	2,133,585

		6,213,577

RETAIL-AUTOMOBILE — 1.5%
Group 1 Automotive, Inc.	72,500	3,120,400

RETAIL-COMPUTER EQUIPMENT — 0.9%
GameStop Corp., Class A†	74,000	1,900,320

RETAIL-CONVENIENCE STORE — 0.6%
Casey’s General Stores, Inc.	34,400	1,342,632

RETAIL-DISCOUNT — 0.9%
Fred’s, Inc., Class A	120,000	1,675,200
Tuesday Morning Corp.†	64,000	320,000

		1,995,200

RETAIL-HAIR SALONS — 0.9%
Regis Corp.	114,000	1,938,000

RETAIL-HOME FURNISHINGS — 0.6%
Pier 1 Imports, Inc.†	100,000	1,218,000

RETAIL-LEISURE PRODUCTS — 0.4%
West Marine, Inc.†	86,700	943,296

RETAIL-MAJOR DEPARTMENT STORES — 1.6%
J.C. Penney Co., Inc.	58,000	2,230,100
Saks, Inc.†	96,000	1,148,160

		3,378,260

SEMICONDUCTOR EQUIPMENT — 0.7%
Cohu, Inc.	100,500	1,448,205

STEEL-PRODUCERS — 2.6%
Reliance Steel & Aluminum Co.	52,100	2,949,381
Steel Dynamics, Inc.	126,400	2,299,216
United States Steel Corp.	6,500	310,115

		5,558,712

TRANSPORT-MARINE — 2.8%
Overseas Shipholding Group, Inc.	41,400	1,153,404
Teekay Corp.	34,479	1,171,941
Tidewater, Inc.	59,800	3,558,698

		5,884,043

TRANSPORT-RAIL — 1.3%
Genesee & Wyoming, Inc., Class A†	45,000	2,789,100

TRANSPORT-SERVICES — 1.6%
Bristow Group, Inc.†	71,000	3,294,400

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $154,815,086)		200,497,156

Short-Term Investment Securities — 5.1%

U.S. GOVERNMENT AGENCIES — 5.1%
Federal Home Loan Bank Disc. Notes 0.00% due 05/02/11 (cost $10,950,000)	$10,950,000	$10,950,000

Repurchase Agreement — 0.1%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 04/29/11, to be repurchased 05/02/11 in the amount of $123,000 and collateralized by $130,000 of Federal Home Loan Mtg.Assoc., bearing interest at 3.35% due 11/17/20 and having an approximate value of $129,188 (cost $123,000)	123,000	123,000

TOTAL INVESTMENTS (cost $165,888,086)(1)	99.9%	211,570,156
Other assets less liabilities	0.1	175,834

NET ASSETS	100.0%	$211,745,990

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock	$200,497,156	$—	$—	$200,497,156
Short-Term Investment Securities:
U.S. Government Agencies	—	10,950,000	—	10,950,000
Repurchase Agreement	—	123,000	—	123,000

Total	$200,497,156	$11,073,000	$—	$211,570,156

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
MID-CAP GROWTH PORTFOLIO
Portfolio of Investments — April 30, 2011 —
(unaudited)

Common Stock — 98.3%	Shares/ Principal	Value
	Amount	(Note 1)

ADVERTISING SALES — 1.1%
Lamar Advertising Co., Class A†	66,100	$2,149,572

AEROSPACE/DEFENSE-EQUIPMENT — 1.2%
Goodrich Corp.	28,000	2,474,360

AIRLINES — 1.2%
Delta Air Lines, Inc.†	223,300	2,317,854

APPAREL MANUFACTURERS — 2.9%
Coach, Inc.	68,400	4,091,004
Polo Ralph Lauren Corp.	12,600	1,647,702

		5,738,706

APPLICATIONS SOFTWARE — 3.6%
Citrix Systems, Inc.†	18,700	1,577,158
Nuance Communications, Inc.†	71,700	1,484,190
Red Hat, Inc.†	41,000	1,946,270
Salesforce.com, Inc.†	15,800	2,189,880

		7,197,498

AUCTION HOUSE/ART DEALERS — 0.7%
Sotheby’s	28,100	1,419,612

AUDIO/VIDEO PRODUCTS — 1.0%
Harman International Industries, Inc.	39,900	1,936,347

BANKS-COMMERCIAL — 0.9%
BOK Financial Corp.	32,100	1,726,338

BANKS-SUPER REGIONAL — 0.8%
Comerica, Inc.	39,700	1,505,821

BROADCAST SERVICES/PROGRAM — 1.2%
Scripps Networks Interactive Inc., Class A	46,300	2,380,746

BUILDING PRODUCTS-AIR & HEATING — 0.8%
Lennox International, Inc.	31,800	1,545,798

CASINO SERVICES — 0.8%
International Game Technology	87,306	1,544,443

CHEMICALS-DIVERSIFIED — 0.8%
FMC Corp.	17,900	1,580,212

COATINGS/PAINT — 1.6%
Sherwin-Williams Co.	37,900	3,118,791

COMMERCIAL SERVICES — 1.3%
Alliance Data Systems Corp.†	27,800	2,641,000

COMMERCIAL SERVICES-FINANCE — 2.0%
FleetCor Technologies, Inc.†	34,300	1,286,593
Moody’s Corp.	69,600	2,724,144

		4,010,737

COMPUTER AIDED DESIGN — 1.3%
Autodesk, Inc.†	56,600	2,545,868

COMPUTER SERVICES — 1.0%
IHS, Inc., Class A†	23,500	2,073,640

COMPUTERS-INTEGRATED SYSTEMS — 2.5%
CGI Group, Inc., Class A†	80,400	1,760,760
MICROS Systems, Inc.†	40,800	2,122,416
Riverbed Technology, Inc.†	27,900	980,406

		4,863,582

COMPUTERS-MEMORY DEVICES — 1.4%
NetApp, Inc.†	52,000	2,702,960

CONTAINERS-METAL/GLASS — 1.0%
Greif, Inc., Class A	30,400	1,887,840

DENTAL SUPPLIES & EQUIPMENT — 1.2%
Sirona Dental Systems, Inc.†	40,200	2,294,214

DIALYSIS CENTERS — 1.5%
DaVita, Inc.†	32,880	2,896,399

DISTRIBUTION/WHOLESALE — 2.0%
WW Grainger, Inc.	26,500	4,017,400

DIVERSIFIED MANUFACTURING OPERATIONS — 1.5%
Carlisle Cos., Inc.	60,900	3,016,986

E-COMMERCE/SERVICES — 1.2%
priceline.com, Inc.†	4,300	2,352,143

ELECTRONIC COMPONENTS-MISC. — 2.4%
Gentex Corp.	53,625	1,681,144
TE Connectivity, Ltd.	86,300	3,093,855

		4,774,999

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.9%
Broadcom Corp., Class A	29,020	1,020,923
Microchip Technology, Inc.	55,000	2,257,200
Xilinx, Inc.	69,300	2,415,798

		5,693,921

ELECTRONIC CONNECTORS — 1.0%
Amphenol Corp., Class A	35,300	1,973,623

ELECTRONIC FORMS — 1.1%
Adobe Systems, Inc.†	67,100	2,251,205

ELECTRONIC MEASUREMENT INSTRUMENTS — 2.2%
Agilent Technologies, Inc.†	88,000	4,392,080

ENGINES-INTERNAL COMBUSTION — 2.5%
Cummins, Inc.	41,900	5,035,542

ENTERPRISE SOFTWARE/SERVICE — 0.7%
Concur Technologies, Inc.†	24,100	1,394,667

FINANCE-INVESTMENT BANKER/BROKER — 2.0%
Lazard, Ltd., Class A	54,900	2,250,900
TD Ameritrade Holding Corp.	80,980	1,744,309

		3,995,209

FINANCE-LEASING COMPANIES — 0.8%
Air Lease Corp.†	56,200	1,551,120

HAZARDOUS WASTE DISPOSAL — 1.2%
Stericycle, Inc.†	25,660	2,342,245

HOTELS/MOTELS — 2.5%
Gaylord Entertainment Co.†	31,700	1,137,079
Marriott International, Inc., Class A	54,900	1,937,970
Starwood Hotels & Resorts Worldwide, Inc.	33,100	1,971,767

		5,046,816

HUMAN RESOURCES — 0.8%
Robert Half International, Inc.	55,500	1,683,315

INDUSTRIAL AUTOMATED/ROBOTIC — 0.9%
Rockwell Automation, Inc.	19,900	1,733,887

INSURANCE BROKERS — 1.0%
AON Corp.	39,424	2,056,750

INTERNET INFRASTRUCTURE SOFTWARE — 0.8%
F5 Networks, Inc.†	16,500	1,672,440

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.9%
Och Ziff Capital Management	76,120	1,223,248

T. Rowe Price Group, Inc.	40,730	2,616,903

		3,840,151

MACHINERY-FARMING — 1.0%
AGCO Corp.†	34,700	1,998,026

MACHINERY-GENERAL INDUSTRIAL — 2.4%
Roper Industries, Inc.	21,310	1,843,102
Wabtec Corp.	41,400	2,955,132

		4,798,234

MACHINERY-PRINT TRADE — 0.8%
Zebra Technologies Corp., Class A†	41,300	1,622,677

MEDICAL INFORMATION SYSTEMS — 0.9%
Cerner Corp.†	14,170	1,702,951

MEDICAL INSTRUMENTS — 1.0%
Thoratec Corp.†	65,300	2,004,710

MEDICAL-BIOMEDICAL/GENE — 2.4%
Alexion Pharmaceuticals, Inc.†	21,800	2,112,202
Dendreon Corp.†	24,200	1,051,006
Illumina, Inc.†	21,720	1,541,686

		4,704,894

MEDICAL-DRUGS — 1.9%
Valeant Pharmaceuticals International, Inc.	70,200	3,694,626

MEDICAL-HMO — 2.8%
Coventry Health Care, Inc.†	82,500	2,662,275
Humana, Inc.†	38,820	2,954,978

		5,617,253

MEDICAL-OUTPATIENT/HOME MEDICAL — 1.4%
Lincare Holdings, Inc.	85,650	2,691,123

MOTORCYCLE/MOTOR SCOOTER — 1.5%
Harley-Davidson, Inc.	79,700	2,969,622

NETWORKING PRODUCTS — 1.9%
Juniper Networks, Inc.†	46,700	1,790,011
Polycom, Inc.†	33,700	2,016,271

		3,806,282

OIL COMPANIES-EXPLORATION & PRODUCTION — 4.1%
Concho Resources, Inc.†	39,600	4,231,260
Forest Oil Corp.†	50,930	1,828,896
Newfield Exploration Co.†	30,400	2,152,320

		8,212,476

OIL FIELD MACHINERY & EQUIPMENT — 1.2%
Cameron International Corp.†	46,050	2,427,756

OIL-FIELD SERVICES — 1.1%
CARBO Ceramics, Inc.	13,400	2,156,596

POWER CONVERTER/SUPPLY EQUIPMENT — 1.3%
Hubbell, Inc., Class B	36,600	2,561,634

RADIO — 1.0%
Sirius XM Radio, Inc.†	955,300	1,901,047

RENTAL AUTO/EQUIPMENT — 1.0%
Avis Budget Group, Inc.†	102,000	1,933,920

RETAIL-AUTO PARTS — 1.0%
O’Reilly Automotive, Inc.†	32,800	1,937,168

RETAIL-OFFICE SUPPLIES — 0.5%
OfficeMax, Inc.†	92,808	924,368

RETAIL-RESTAURANTS — 0.6%
Cheesecake Factory, Inc.†	40,400	1,188,568

RETAIL-SPORTING GOODS — 1.5%
Dick’s Sporting Goods, Inc.†	74,600	3,053,378

RETIREMENT/AGED CARE — 1.2%
Brookdale Senior Living, Inc.†	85,400	2,326,296

SEMICONDUCTOR EQUIPMENT — 0.9%
Varian Semiconductor Equipment Associates, Inc.†	44,100	1,849,113

TELECOM EQUIPMENT-FIBER OPTICS — 1.0%
JDS Uniphase Corp.†	93,700	1,952,708

TRANSACTIONAL SOFTWARE — 0.9%
VeriFone Systems, Inc.†	32,100	1,759,722

TRANSPORT-TRUCK — 1.1%
J.B. Hunt Transport Services, Inc.	46,300	2,207,584

WEB HOSTING/DESIGN — 0.7%
Equinix, Inc.†	13,500	1,358,910

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $147,170,839)		194,738,479

Repurchase Agreement — 0.5%

REPURCHASE AGREEMENT — 0.5%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 04/29/11, to be repurchased 05/02/11 in the amount of $1,110,001 and collateralized by $1,135,000 of United States Treasury Bills, bearing interest at 0.19%, due 7/21/11 and having an approximate value of $1,134,935 (cost $1,110,000)	$1,110,000	1,110,000

TOTAL INVESTMENTS (cost $148,280,839) (1)	98.8%	195,848,479
Other assets less liabilities	1.2	2,300,082

NET ASSETS	100.0%	$198,148,561

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock	$194,738,479	$—	$—	$194,738,479
Repurchase Agreement	—	1,110,000	—	1,110,000

Total	$194,738,479	$1,110,000	$—	$195,848,479

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS — April 30, 2011 —
(unaudited)

Common Stock — 98.6%	Shares/ Principal Amount	Value (Note 1)

ADVERTISING AGENCIES — 1.3%
Interpublic Group of Cos., Inc.	88,700	$1,042,225

AEROSPACE/DEFENSE — 3.0%
Embraer SA ADR	29,100	945,168
TransDigm Group, Inc.†	17,600	1,466,080

		2,411,248

APPLICATIONS SOFTWARE — 1.7%
Red Hat, Inc.†	28,640	1,359,541

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 5.7%
BorgWarner, Inc.†	21,700	1,676,108
TRW Automotive Holdings Corp.†	16,700	952,902
WABCO Holdings, Inc.†	25,700	1,897,945

		4,526,955

BATTERIES/BATTERY SYSTEMS — 1.2%
EnerSys†	24,190	916,559

CONSULTING SERVICES — 1.6%
Gartner, Inc.†	29,760	1,277,002

CONTAINERS-METAL/GLASS — 1.7%
Crown Holdings, Inc.†	37,010	1,384,174

DENTAL SUPPLIES & EQUIPMENT — 1.2%
Sirona Dental Systems, Inc.†	16,450	938,802

DIAGNOSTIC KITS — 1.1%
Alere, Inc.†	24,300	902,502

DISTRIBUTION/WHOLESALE — 1.8%
WESCO International, Inc.†	23,630	1,463,878

E-COMMERCE/PRODUCTS — 1.0%
MercadoLibre, Inc.	8,860	809,804

E-COMMERCE/SERVICES — 0.8%
priceline.com, Inc.†	1,100	601,711

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 5.7%
ARM Holdings PLC ADR	47,300	1,488,058
Avago Technologies, Ltd.	32,200	1,077,412
Netlogic Microsystems, Inc.†	45,300	1,953,789

		4,519,259

ENTERPRISE SOFTWARE/SERVICE — 3.0%
Concur Technologies, Inc.†	17,000	983,790
QLIK Technologies, Inc.†	42,340	1,357,420

		2,341,210

FINANCE-INVESTMENT BANKER/BROKER — 0.2%
LPL Investment Holdings, Inc.†	4,944	181,346

FOOTWEAR & RELATED APPAREL — 1.2%
Deckers Outdoor Corp.†	11,250	954,675

HOME FURNISHINGS — 1.4%
Tempur-Pedic International, Inc.†	17,120	1,074,794

HUMAN RESOURCES — 3.0%
Manpower, Inc.	21,700	1,437,625
SuccessFactors, Inc.†	27,633	958,036

		2,395,661

INDUSTRIAL GASES — 1.8%
Airgas, Inc.	20,400	1,416,780

INTERNET INFRASTRUCTURE SOFTWARE — 2.3%
TIBCO Software, Inc.†	60,400	1,811,396

INTERNET TELEPHONE — 0.9%
BroadSoft, Inc.†	15,280	694,476

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 1.7%
Affiliated Managers Group, Inc.†	12,130	1,323,140

MACHINERY-FARMING — 2.2%
AGCO Corp.†	30,800	1,773,464

MACHINERY-PUMPS — 1.9%
Graco, Inc.	30,200	1,510,906

MEDICAL INFORMATION SYSTEMS — 1.2%
athenahealth, Inc.†	21,240	981,925

MEDICAL INSTRUMENTS — 2.2%
Bruker Corp.†	50,600	998,844
Volcano Corp.†	29,200	778,472

		1,777,316

MEDICAL PRODUCTS — 0.9%
Varian Medical Systems, Inc.†	10,100	709,020

MEDICAL-BIOMEDICAL/GENE — 2.0%
Alexion Pharmaceuticals, Inc.†	16,300	1,579,307

MEDICAL-DRUGS — 1.4%
Pharmasset, Inc.†	10,950	1,111,096

MEDICAL-GENERIC DRUGS — 1.0%
Impax Laboratories, Inc.†	28,890	791,008

MEDICAL-HMO — 1.7%
Healthspring, Inc.†	32,600	1,352,574

MEDICAL-OUTPATIENT/HOME MEDICAL — 1.2%
Lincare Holdings, Inc.	30,030	943,543

MEDICAL-WHOLESALE DRUG DISTRIBUTION — 1.4%
AmerisourceBergen Corp.	26,600	1,081,024

NETWORKING PRODUCTS — 2.3%
Acme Packet, Inc.†	12,910	1,066,495
LogMeIn, Inc.†	17,253	743,087

		1,809,582

OIL COMPANIES-EXPLORATION & PRODUCTION — 7.8%
Brigham Exploration Co.†	38,900	1,304,317
Concho Resources, Inc.†	8,300	886,855
Pioneer Natural Resources Co.	12,300	1,257,429
Range Resources Corp.	16,340	922,393
SandRidge Energy, Inc.†	63,000	778,680
Swift Energy Co.†	26,800	1,050,292

		6,199,966

OIL FIELD MACHINERY & EQUIPMENT — 1.0%
Complete Production Services, Inc.†	22,930	778,244

OIL-FIELD SERVICES — 1.4%
Oil States International, Inc.†	13,190	1,094,902

PATIENT MONITORING EQUIPMENT — 1.1%
Insulet Corp.†	40,800	876,792

PHARMACY SERVICES — 1.7%
Catalyst Health Solutions, Inc.†	22,120	1,317,467

RENTAL AUTO/EQUIPMENT — 2.2%
Hertz Global Holdings, Inc.†	103,400	1,779,514

RETAIL-APPAREL/SHOE — 1.1%
Foot Locker, Inc.	38,960	838,419

RETAIL-MAIL ORDER — 1.3%
Williams-Sonoma, Inc.	23,630	1,025,778

RETAIL-RESTAURANTS — 1.1%
Panera Bread Co., Class A†	7,500	908,325

RETAIL-SPORTING GOODS — 1.9%
Dick’s Sporting Goods, Inc.†	36,200	1,481,666

SATELLITE TELECOM — 1.0%
Iridium Communications, Inc.†	105,000	822,150

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 1.1%
Atmel Corp.†	56,500	864,450

TELECOM EQUIPMENT-FIBER OPTICS — 2.4%
Ciena Corp.†	33,820	955,077
Finisar Corp.†	35,000	983,150

		1,938,227

TELECOM SERVICES — 1.5%
Virgin Media, Inc.	38,700	1,171,062

THEATERS — 1.1%
National CineMedia, Inc.	51,890	904,962

TRANSPORT-RAIL — 2.8%
Kansas City Southern†	37,880	2,201,207

VIRTUAL REALITY PRODUCTS — 1.3%
RealD, Inc.†	35,200	1,023,616

VITAMINS & NUTRITION PRODUCTS — 1.3%
Vitamin Shoppe, Inc.†	26,600	1,037,932

WEB HOSTING/DESIGN — 1.7%
Equinix, Inc.†	13,760	1,385,082

WIRELESS EQUIPMENT — 1.1%
SBA Communications Corp., Class A†	22,191	857,238

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $70,442,751)		78,274,902

Repurchase Agreement — 2.4%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 04/29/11 , to be repurchased 05/02/11 in the amount of $1,924,002 and collateralized by $1,925,000 of United States Treasury Notes bearing interest at 1.38%, due 05/15/13 and having an approximate value of $1,965,488 (cost $1,924,000)	$1,924,000	1,924,000

TOTAL INVESTMENTS (cost $72,366,751) (1)	101.0%	80,198,902
Liabilities in excess of other assets	(1.0)	(765,572)

NET ASSETS	100.0%	$79,433,330

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Auto/Truck Parts & Equipment-Original	$4,526,955	$—	$—	$4,526,955
Electronic Components-Semiconductors	4,519,259	—	—	4,519,259
Oil Companies-Exploration & Production	6,199,966	—	—	6,199,966
Other Industries*	63,028,722	—	—	63,028,722
Repurchase Agreement	—	1,924,000	—	1,924,000

Total	$78,274,902	$1,924,000	$—	$80,198,902

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
GROWTH OPPORTUNITIES PORTFOLIO
Portfolio of Investments — April 30, 2011
(unaudited)

Common Stock — 90.6%	Shares/Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 1.8%
Aerovironment, Inc.†	19,484	$558,217
Esterline Technologies Corp.†	26,838	1,926,968
TransDigm Group, Inc.†	10,788	898,640

		3,383,825

AGRICULTURAL CHEMICALS — 0.5%
Intrepid Potash, Inc.†	28,688	982,851

APPAREL MANUFACTURERS — 0.8%
Maidenform Brands, Inc.†	48,008	1,519,933

APPLICATIONS SOFTWARE — 0.8%
Compuware Corp.†	130,446	1,477,953

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 2.2%
Meritor, Inc.†	90,592	1,559,088
Modine Manufacturing Co.†	59,880	1,066,463
TRW Automotive Holdings Corp.†	26,844	1,531,719

		4,157,270

BANKS-COMMERCIAL — 0.8%
SVB Financial Group†	25,054	1,514,264

BATTERIES/BATTERY SYSTEMS — 0.5%
EnerSys†	24,790	939,293

BUILDING & CONSTRUCTION PRODUCTS-MISC. — 0.5%
Owens Corning†	24,767	937,183

BUILDING & CONSTRUCTION-MISC. — 0.6%
MasTec, Inc.†	50,668	1,149,150

CHEMICALS-DIVERSIFIED — 1.8%
Rockwood Holdings, Inc.†	33,070	1,876,392
Solutia, Inc.†	59,016	1,555,071

		3,431,463

CHEMICALS-SPECIALTY — 1.2%
Cytec Industries, Inc.	27,479	1,612,468
Stepan Co.	7,937	571,226

		2,183,694

COMMERCIAL SERVICES — 1.8%
Acacia Research — Acacia Technologies†	31,478	1,294,060
HMS Holdings Corp.†	14,249	1,121,539
TMS International Corp.†	69,908	975,217

		3,390,816

COMMERCIAL SERVICES-FINANCE — 1.3%
Cardtronics, Inc.†	46,413	986,276
Wright Express Corp.†	27,663	1,558,257

		2,544,533

COMMUNICATIONS SOFTWARE — 0.5%
SolarWinds, Inc.†	19,992	484,406
Velti PLC (New York)†	25,789	475,034

		959,440

COMPUTER AIDED DESIGN — 0.8%
Parametric Technology Corp.†	61,319	1,488,212

COMPUTER DATA SECURITY — 0.3%
Fortinet, Inc.†	13,586	661,638

COMPUTER SOFTWARE — 0.5%
SS&C Technologies Holdings, Inc.†	44,251	902,720

COMPUTERS-INTEGRATED SYSTEMS — 1.4%
MICROS Systems, Inc.†	28,852	1,500,881
Netscout Systems, Inc.†	45,172	1,155,952

		2,656,833

CONSUMER PRODUCTS-MISC. — 1.7%
Jarden Corp.	43,495	1,582,783
Tupperware Brands Corp.	24,443	1,556,286

		3,139,069

CONTAINERS-METAL/GLASS — 0.7%
Greif, Inc., Class A	20,931	1,299,815

CONTAINERS-PAPER/PLASTIC — 0.7%
Packaging Corp. of America	47,146	1,345,075

COSMETICS & TOILETRIES — 1.0%
Elizabeth Arden, Inc.†	47,523	1,428,542
Inter Parfums, Inc.	25,205	479,651

		1,908,193

DATA PROCESSING/MANAGEMENT — 1.1%
Acxiom Corp.†	40,510	589,825
CommVault Systems, Inc.†	37,784	1,488,312

		2,078,137

DENTAL SUPPLIES & EQUIPMENT — 1.7%
Align Technology, Inc.†	65,135	1,572,359
Sirona Dental Systems, Inc.†	28,966	1,653,090

		3,225,449

DISTRIBUTION/WHOLESALE — 0.7%
LKQ Corp.†	50,528	1,274,316

DIVERSIFIED MANUFACTURING OPERATIONS — 1.5%
Actuant Corp., Class A	54,677	1,517,834
Leggett & Platt, Inc.	50,232	1,320,599

		2,838,433

E-COMMERCE/PRODUCTS — 0.6%
Shutterfly, Inc.†	18,445	1,135,474

E-MARKETING/INFO — 0.5%
comScore, Inc.†	34,191	1,019,234

ELECTRIC PRODUCTS-MISC. — 0.5%
GrafTech International, Ltd.†	44,361	1,029,175

ELECTRIC-TRANSMISSION — 0.6%
ITC Holdings Corp.	16,946	1,201,980

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 2.9%
Cavium Networks, Inc.†	21,916	1,034,874
Microsemi Corp.†	69,620	1,643,032
Netlogic Microsystems, Inc.†	34,878	1,504,288
Rovi Corp.†	25,749	1,250,371

		5,432,565

ELECTRONIC DESIGN AUTOMATION — 0.5%
Cadence Design Systems, Inc.†	92,444	959,569

ENTERPRISE SOFTWARE/SERVICE — 1.9%
Ariba, Inc.†	28,125	977,906
Informatica Corp.†	25,025	1,401,651
Open Text Corp.†	18,575	1,136,790

		3,516,347

FILTRATION/SEPARATION PRODUCTS — 0.8%
CLARCOR, Inc.	33,716	1,523,626

FINANCE-INVESTMENT BANKER/BROKER — 0.8%
Stifel Financial Corp.†	32,600	1,489,168

FOOD-MISC. — 0.8%
B&G Foods, Inc.	18,646	337,120
Diamond Foods, Inc.	19,234	1,261,750

		1,598,870

FOOTWEAR & RELATED APPAREL — 1.5%
Deckers Outdoor Corp.†	15,343	1,302,007

Steven Madden, Ltd.†	28,555	1,517,698

		2,819,705

HEALTH CARE COST CONTAINMENT — 0.5%
ExamWorks Group, Inc.†	40,085	889,887

HEART MONITORS — 0.2%
HeartWare International, Inc.†	5,386	401,849

HOSPITAL BEDS/EQUIPMENT — 0.9%
Hill-Rom Holdings, Inc.	38,669	1,740,492

HUMAN RESOURCES — 1.5%
Resources Connection, Inc.	37,965	561,502
SuccessFactors, Inc.†	19,381	671,939
Team Health Holdings, Inc.†	82,822	1,646,502

		2,879,943

IDENTIFICATION SYSTEMS — 0.5%
Checkpoint Systems, Inc.†	47,522	1,000,813

INSURANCE-PROPERTY/CASUALTY — 0.7%
ProAssurance Corp.†	21,020	1,395,728

INTERNET APPLICATION SOFTWARE — 0.1%
Vocus, Inc.†	5,006	148,328

INTERNET CONNECTIVITY SERVICES — 0.8%
AboveNet, Inc.	21,963	1,466,030

INTERNET CONTENT-INFORMATION/NEWS — 0.3%
Dice Holdings, Inc.†	33,585	615,613

INTERNET INFRASTRUCTURE SOFTWARE — 0.9%
Responsys, Inc.†	9,695	154,926
TIBCO Software, Inc.†	53,686	1,610,043

		1,764,969

INTIMATE APPAREL — 0.5%
Warnaco Group, Inc.†	15,331	986,703

INVESTMENT MANAGEMENT/ADVISOR SERVICES — 0.8%
Affiliated Managers Group, Inc.†	13,792	1,504,431

LASERS-SYSTEM/COMPONENTS — 1.4%
Coherent, Inc.†	25,352	1,584,754
Cymer, Inc.†	23,100	1,111,341

		2,696,095

LIGHTING PRODUCTS & SYSTEMS — 0.3%
Universal Display Corp.†	9,676	531,599

MACHINERY-ELECTRICAL — 0.3%
Regal-Beloit Corp.	7,678	581,916

MACHINERY-FARMING — 0.9%
AGCO Corp.†	28,250	1,626,635

MACHINERY-GENERAL INDUSTRIAL — 0.5%
Robbins & Myers, Inc.	22,059	958,905

MEDICAL INSTRUMENTS — 3.2%
Arthrocare Corp.†	42,770	1,511,064
Bruker Corp.†	59,375	1,172,063
Conceptus, Inc.†	17,975	277,354
NuVasive, Inc.†	29,570	913,417
Thoratec Corp.†	32,301	991,641
Volcano Corp.†	47,017	1,253,473

		6,119,012

MEDICAL PRODUCTS — 2.7%
American Medical Systems Holdings, Inc.†	85,098	2,510,391
PSS World Medical, Inc.†	55,312	1,590,773
Tornier BV†	49,151	1,071,492

		5,172,656

MEDICAL-BIOMEDICAL/GENE — 1.3%
Incyte Corp., Ltd.†	50,822	939,190
United Therapeutics Corp.†	21,433	1,435,154

		2,374,344

MEDICAL-DRUGS — 2.0%
Auxilium Pharmaceuticals, Inc.†	38,484	937,470
Medicis Pharmaceutical Corp., Class A	40,721	1,443,967
Salix Pharmaceuticals, Ltd.†	38,295	1,504,610

		3,886,047

MEDICAL-HMO — 0.8%
Health Net, Inc.†	46,040	1,533,132

MEDICAL-HOSPITALS — 0.8%
Health Management Associates, Inc., Class A†	139,378	1,572,184

MEDICAL-OUTPATIENT/HOME MEDICAL — 0.5%
Gentiva Health Services, Inc.†	33,398	935,144

NETWORKING PRODUCTS — 1.3%
Acme Packet, Inc.†	12,310	1,016,929
Polycom, Inc.†	24,753	1,480,972

		2,497,901

NON-HAZARDOUS WASTE DISPOSAL — 1.5%
Progressive Waste Solutions, Ltd.	55,683	1,411,007
Waste Connections, Inc.	49,295	1,516,807

		2,927,814

OFFICE FURNISHINGS-ORIGINAL — 0.5%
Interface, Inc. Class A	29,221	544,679
Steelcase, Inc., Class A	31,603	365,015

		909,694

OIL & GAS DRILLING — 0.5%
Atwood Oceanics, Inc.†	22,560	1,013,621

OIL COMPANIES-EXPLORATION & PRODUCTION — 1.9%
Brigham Exploration Co.†	45,931	1,540,067
Gulfport Energy Corp.†	28,234	961,085
Rosetta Resources, Inc.†	22,557	1,036,043

		3,537,195

OIL REFINING & MARKETING — 0.3%
CVR Energy, Inc.†	25,848	574,601

OIL-FIELD SERVICES — 1.6%
Oil States International, Inc.†	20,094	1,668,003
Superior Energy Services, Inc.†	37,658	1,446,820

		3,114,823

PATIENT MONITORING EQUIPMENT — 0.5%
Masimo Corp.	26,262	913,655

PHYSICIANS PRACTICE MANAGEMENT — 0.8%
Mednax, Inc.†	21,838	1,548,751

PLATINUM — 0.5%
Stillwater Mining Co.†	44,349	1,011,601

RENTAL AUTO/EQUIPMENT — 0.6%
United Rentals, Inc.†	41,519	1,221,489

RESEARCH & DEVELOPMENT — 0.6%
Parexel International Corp.†	44,358	1,231,378

RETAIL-APPAREL/SHOE — 1.9%
DSW, Inc., Class A†	31,616	1,501,128
Express, Inc.	56,158	1,212,451
Foot Locker, Inc.	42,899	923,186

		3,636,765

RETAIL-APPLIANCES — 0.2%
hhgregg, Inc.†	30,967	382,752

RETAIL-AUTOMOBILE — 0.6%
Asbury Automotive Group, Inc.†	69,585	1,203,821

RETAIL-CONSUMER ELECTRONICS — 0.5%
RadioShack Corp.	60,833	961,770

RETAIL-DISCOUNT — 0.5%
Fred’s, Inc., Class A	69,229	966,437

RETAIL-GARDENING PRODUCTS — 0.8%
Tractor Supply Co.	24,475	1,514,268

RETAIL-JEWELRY — 0.6%
Signet Jewelers, Ltd.†	26,602	1,163,838

RETAIL-PETROLEUM PRODUCTS — 0.8%
World Fuel Services Corp.	38,792	1,535,387

RETAIL-RESTAURANTS — 0.9%
BJ’s Restaurants, Inc.†	13,598	638,426
Buffalo Wild Wings, Inc.†	16,237	992,081

		1,630,507

RETIREMENT/AGED CARE — 0.8%
Brookdale Senior Living, Inc.†	55,997	1,525,358

RUBBER-TIRES — 0.5%
Cooper Tire & Rubber Co.	35,868	967,719

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 1.6%
Cirrus Logic, Inc.†	40,854	676,542
Cypress Semiconductor Corp.†	56,673	1,233,205
TriQuint Semiconductor, Inc.†	77,857	1,072,091

		2,981,838

SEMICONDUCTOR EQUIPMENT — 0.6%
Teradyne, Inc.†	67,970	1,094,317

TELECOM EQUIPMENT-FIBER OPTICS — 1.2%
Ciena Corp.†	47,853	1,351,369
Finisar Corp.†	34,246	961,970

		2,313,339

TELECOM SERVICES — 0.8%
SAVVIS, Inc.†	40,029	1,575,541

TELECOMMUNICATION EQUIPMENT — 0.2%
ShoreTel, Inc.†	31,642	330,659

THEATERS — 0.4%
National CineMedia, Inc.	47,708	832,028

THERAPEUTICS — 0.8%
BioMarin Pharmaceutical, Inc.†	55,108	1,481,854

TRANSACTIONAL SOFTWARE — 1.3%
Bottomline Technologies, Inc.†	41,068	1,140,869
VeriFone Systems, Inc.†	22,933	1,257,187

		2,398,056

TRANSPORT-MARINE — 0.8%
Kirby Corp.†	26,629	1,511,995

TRANSPORT-SERVICES — 0.6%
UTi Worldwide, Inc.	54,605	1,223,698

TRANSPORT-TRUCK — 1.3%
Landstar System, Inc.	30,495	1,445,463
Werner Enterprises, Inc.	35,933	940,367

		2,385,830

VITAMINS & NUTRITION PRODUCTS — 0.9%
Vitamin Shoppe, Inc.†	42,771	1,668,924

WIRELESS EQUIPMENT — 0.4%
Aruba Networks, Inc.†	18,459	663,232

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $137,463,818)		172,350,182

Short-Term Investment Securities — 8.8%

TIME DEPOSITS — 8.8%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/02/11 (cost $16,736,000)	$16,736,000	16,736,000

TOTAL INVESTMENTS (cost $154,199,818)(1)	99.4%	189,086,182
Other assets less liabilities	0.6	1,091,563

NET ASSETS	100.0%	$190,177,745

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock	$172,350,182	$—	$—	$172,350,182
Short-Term Investment Securities:
Time Deposit	—	16,736,000	—	16,736,000

Total	$172,350,182	$16,736,000	$—	$189,086,182

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
MARSICO FOCUSED GROWTH PORTFOLIO
Portfolio of Investments — April 30, 2011
(unaudited)

Common Stock — 93.4%	Shares/ Principal Amount	Value (Note 1)

AEROSPACE/DEFENSE — 1.3%
General Dynamics Corp.	21,507	$1,566,140

AEROSPACE/DEFENSE-EQUIPMENT — 2.7%
Goodrich Corp.	34,925	3,086,322

AGRICULTURAL CHEMICALS — 4.1%
Monsanto Co.	69,884	4,754,907

AUDIO/VIDEO PRODUCTS — 0.5%
Harman International Industries, Inc.	10,825	525,337

BANKS-SUPER REGIONAL — 1.8%
PNC Financial Services Group, Inc.	33,454	2,085,522

CASINO HOTELS — 4.0%
Wynn Resorts, Ltd.	31,847	4,686,286

CHEMICALS-DIVERSIFIED — 4.0%
Dow Chemical Co.	112,641	4,617,155

COMPUTERS — 5.3%
Apple, Inc.†	17,513	6,098,552

DIVERSIFIED BANKING INSTITUTIONS — 5.7%
Citigroup, Inc.†	810,705	3,721,136
Goldman Sachs Group, Inc.	19,584	2,957,380

		6,678,516

DIVERSIFIED MANUFACTURING OPERATIONS — 4.1%
Eaton Corp.	88,036	4,712,567

E-COMMERCE/PRODUCTS — 3.3%
Amazon.com, Inc.†	19,455	3,822,908

E-COMMERCE/SERVICES — 4.6%
priceline.com, Inc.†	9,853	5,389,690

ENGINES-INTERNAL COMBUSTION — 4.1%
Cummins, Inc.	39,395	4,734,491

ENTERPRISE SOFTWARE/SERVICE — 5.7%
Oracle Corp.	184,370	6,646,539

FINANCE-CREDIT CARD — 1.6%
American Express Co.	37,500	1,840,500

METAL PROCESSORS & FABRICATION — 2.0%
Precision Castparts Corp.	14,912	2,304,202

METAL-COPPER — 4.0%
Freeport-McMoRan Copper & Gold, Inc.	83,875	4,615,641

MULTIMEDIA — 2.7%
Time Warner, Inc.	84,186	3,187,282

OIL COMPANIES-EXPLORATION & PRODUCTION — 7.6%
Anadarko Petroleum Corp.	46,003	3,631,477
EOG Resources, Inc.	28,770	3,248,420
Occidental Petroleum Corp.	16,675	1,905,786

		8,785,683

OIL-FIELD SERVICES — 4.1%
Halliburton Co.	94,130	4,751,682

PIPELINES — 1.3%
Kinder Morgan, Inc.	51,925	1,484,017

RETAIL-APPAREL/SHOE — 0.4%
Lululemon Athletica, Inc.†	5,239	524,057

RETAIL-RESTAURANTS — 3.7%
Chipotle Mexican Grill, Inc.†	5,039	1,344,355
Starbucks Corp.	82,131	2,972,321

		4,316,676

TRANSPORT-RAIL — 4.3%
Union Pacific Corp.	47,917	4,957,972

VITAMINS & NUTRITION PRODUCTS — 2.3%
Mead Johnson Nutrition Co.	40,317	2,696,401

WEB PORTALS/ISP — 8.2%
Baidu, Inc. ADR†	46,725	6,939,597
SINA Corp.†	19,359	2,608,625

		9,548,222

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $85,505,421)		108,417,267

Repurchase Agreement — 8.7%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 04/29/11 to be repurchased 05/02/11 in the amount of $10,093,000 and collateralized by $10,085,000 of United States Treasury Notes bearing interest at 1.38% due 05/15/13 and having an approximate value of $10,297,117. (cost $10,093,000)	$10,093,000	10,093,000

TOTAL INVESTMENTS (cost $95,598,421)(1)	102.1%	118,510,267
Liabilities in excess of other assets	(2.1)	(2,404,489)

NET ASSETS	100.0%	$116,105,778

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Computers	$6,098,552	$—	$—	$6,098,552
Diversified Banking Institutions	6,678,516	—	—	6,678,516
Enterprise Software/Service	6,646,539	—	—	6,646,539
Oil Companies-Exploration & Production	8,785,683	—	—	8,785,683
Web Portals/ISP	9,548,222	—	—	9,548,222
Other Industries*	70,659,755	—	—	70,659,755
Repurchase Agreement	—	10,093,000	—	10,093,000

Total	$108,417,267	$10,093,000	$—	$118,510,267

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
TECHNOLOGY PORTFOLIO
Portfolio of Investments — April 30, 2011
(unaudited)

Common Stock — 90.7%	Shares/ Principal Amount	Value (Note 1)

APPLICATIONS SOFTWARE — 10.9%
Check Point Software Technologies, Ltd.†	29,470	$1,618,787
InterXion Holding NV†	12,571	188,314
Microsoft Corp.	66,010	1,717,580
Nuance Communications, Inc.†	69,960	1,448,172

		4,972,853

COMMUNICATIONS SOFTWARE — 0.8%
Velti PLC (London)†	14,300	268,718
Velti PLC (New York)†	4,410	81,232

		349,950

COMPUTER AIDED DESIGN — 4.1%
Aspen Technology, Inc.†	26,800	401,732
Parametric Technology Corp.†	61,100	1,482,897

		1,884,629

COMPUTER DATA SECURITY — 0.8%
Gemalto NV	7,000	358,786

COMPUTER SERVICES — 1.6%
Atos Origin SA†	4,600	283,467
Infosys Technologies, Ltd. ADR	7,100	462,778

		746,245

COMPUTERS — 8.0%
Apple, Inc.†	5,354	1,864,423
Hewlett-Packard Co.	39,100	1,578,467
Research In Motion, Ltd.†	3,600	175,140

		3,618,030

COMPUTERS-INTEGRATED SYSTEMS — 1.1%
Ingenico SA	6,300	312,643
Teradata Corp.†	3,100	173,352

		485,995

COMPUTERS-MEMORY DEVICES — 1.3%
NetApp, Inc.†	11,600	602,968

E-COMMERCE/PRODUCTS — 0.6%
Amazon.com, Inc.†	1,300	255,450

ELECTRIC PRODUCTS-MISC. — 0.9%
Nidec Corp.	5,000	433,952

ELECTRONIC COMPONENTS-MISC. — 3.8%
AU Optronics Corp. ADR†	37,900	306,990
Jabil Circuit, Inc.	15,100	299,584
Kyocera Corp.	3,700	405,511
Murata Manufacturing Co., Ltd.	3,100	223,571
Toshiba Corp.	89,500	471,140

		1,706,796

ELECTRONIC COMPONENTS-SEMICONDUCTORS — 5.5%
Advanced Micro Devices, Inc.†	102,100	929,110
Amkor Technology, Inc.†	21,600	144,720
Infineon Technologies AG	22,600	256,545
Intel Corp.	33,290	771,995
Microsemi Corp.†	16,200	382,320

		2,484,690

ELECTRONIC DESIGN AUTOMATION — 5.2%
Synopsys, Inc.†	86,400	2,366,496

ELECTRONIC PARTS DISTRIBUTION — 1.2%
Avnet, Inc.†	14,800	537,536

ENTERPRISE SOFTWARE/SERVICE — 9.6%
BMC Software, Inc.†	32,400	1,627,452
JDA Software Group, Inc.†	23,800	779,926
Oracle Corp.	34,600	1,247,330
Taleo Corp., Class A†	11,000	398,970
Temenos Group AG†	9,700	322,399

		4,376,077

INSTRUMENTS-CONTROLS — 0.3%
Elster Group SE ADR†	9,235	142,958

INSTRUMENTS-SCIENTIFIC — 1.1%
Thermo Fisher Scientific, Inc.†	8,700	521,913

INTERNET SECURITY — 5.4%
Sourcefire, Inc.†	6,700	178,354
Symantec Corp.†	116,700	2,293,155

		2,471,509

MEDICAL PRODUCTS — 1.2%
Baxter International, Inc.	9,300	529,170

NETWORKING PRODUCTS — 0.1%
Netgear, Inc.†	700	29,225

OFFICE AUTOMATION & EQUIPMENT — 3.2%
Canon, Inc.	15,800	740,183
Xerox Corp.	70,500	711,345

		1,451,528

RUBBER & VINYL — 0.8%
JSR Corp.	18,100	375,991

SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS — 0.3%
Maxim Integrated Products, Inc.	5,300	144,902

SEMICONDUCTOR EQUIPMENT — 7.6%
ASML Holding NV (Amsterdam)	15,000	621,083
ASML Holding NV (New York)	14,900	622,224
KLA-Tencor Corp.	22,600	992,140
Lam Research Corp.†	9,270	447,834
Novellus Systems, Inc.†	24,400	783,240

		3,466,521

SOFTWARE TOOLS — 0.9%
VMware, Inc., Class A†	4,200	400,806

TELECOM SERVICES — 4.8%
Amdocs, Ltd.†	70,600	2,170,950

TELECOMMUNICATION EQUIPMENT — 2.0%
Alcatel-Lucent ADR†	12,500	81,750
Nice Systems, Ltd. ADR†	21,800	831,234

		912,984

TELEPHONE-INTEGRATED — 0.5%
Deutsche Telekom AG	14,500	240,861

WEB PORTALS/ISP — 3.8%
Baidu, Inc. ADR†	7,200	1,069,344
Google, Inc., Class A†	700	380,870
NetEase.com, Inc. ADR†	5,400	266,112

		1,716,326

WIRELESS EQUIPMENT — 3.3%
QUALCOMM, Inc.	26,150	1,486,366

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $35,634,861)		41,242,463

Repurchase Agreement — 8.9%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 04/29/11 to be repurchased 05/02/11 in the amount of $4,038,003 and collateralized by $4,035,000 of United States Treasury Notes bearing interest at 1.38% due 05/15/13 and having an approximate value of $4,119,868. (cost $4,038,000)	$4,038,000	4,038,000

TOTAL INVESTMENTS (cost $39,672,861)(1)	99.6%	45,280,463
Other assets less liabilities	0.4	164,763

NET ASSETS	100.0%	$45,445,226

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Applications Software	$4,972,853	$—	$—	$4,972,853
Computers	3,618,030	—	—	3,618,030
Electronic Components-Semiconductors	2,484,690	—	—	2,484,690
Electronic Design Automation	2,366,496	—	—	2,366,496
Enterprise Software/Service	4,376,077	—	—	4,376,077
Internet Security	2,471,509	—	—	2,471,509
Semiconductor Equipment	3,466,521	—	—	3,466,521
Other Industries*	17,486,287	—	—	17,486,287
Repurchase Agreement	—	4,038,000	—	4,038,000

Total	$41,242,463	$4,038,000	$—	$45,280,463

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
SMALL & MID CAP VALUE PORTFOLIO
Portfolio of Investments — April 30, 2011 —
(unaudited)

Common Stock — 97.1%	Shares/ Principal Amount	Value (Note 1)

AGRICULTURAL OPERATIONS — 0.9%
Bunge, Ltd.	67,700	$5,107,288

AIRLINES — 0.6%
Alaska Air Group, Inc.†	51,250	3,375,838

APPAREL MANUFACTURERS — 1.2%
Jones Group, Inc.	487,900	6,650,077

AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL — 1.9%
Dana Holding Corp.†	310,100	5,634,517
TRW Automotive Holdings Corp.†	89,000	5,078,340

		10,712,857

BANKS-COMMERCIAL — 5.2%
Associated Banc-Corp.	223,400	3,261,640
CapitalSource, Inc.	955,300	6,381,404
Popular, Inc.†	1,722,499	5,425,872
Susquehanna Bancshares, Inc.	354,600	3,269,412
Umpqua Holdings Corp.	309,025	3,587,780
Webster Financial Corp.	156,800	3,374,336
Whitney Holding Corp.	343,200	4,646,928

		29,947,372

BANKS-SUPER REGIONAL — 1.2%
Comerica, Inc.	179,000	6,789,470

BATTERIES/BATTERY SYSTEMS — 0.7%
EnerSys†	108,300	4,103,487

BEVERAGES-WINE/SPIRITS — 1.4%
Constellation Brands, Inc., Class A†	363,289	8,134,041

BUILDING PRODUCTS-WOOD — 0.6%
Masco Corp.	246,000	3,301,320

BUILDING-HEAVY CONSTRUCTION — 0.8%
Tutor Perini Corp.	163,394	4,356,084

BUILDING-RESIDENTIAL/COMMERCIAL — 1.1%
NVR, Inc.†	8,750	6,469,137

CHEMICALS-DIVERSIFIED — 0.9%
Huntsman Corp.	255,000	5,316,750

CHEMICALS-PLASTICS — 0.6%
PolyOne Corp.	241,150	3,491,852

CHEMICALS-SPECIALTY — 1.7%
Arch Chemicals, Inc.	162,254	6,274,362
Cytec Industries, Inc.	58,000	3,403,440

		9,677,802

COMMERCIAL SERVICES — 1.1%
Convergys Corp.†	442,700	6,419,150

COMPUTER SERVICES — 1.2%
Insight Enterprises, Inc.†	388,200	6,661,512

COMPUTERS-INTEGRATED SYSTEMS — 0.6%
NCR Corp.†	170,700	3,381,567

CONSUMER PRODUCTS-MISC. — 1.3%
American Greetings Corp., Class A	310,400	7,635,840

CRUISE LINES — 0.9%
Royal Caribbean Cruises, Ltd.†	130,800	5,208,456

DISTRIBUTION/WHOLESALE — 0.9%
WESCO International, Inc.†	80,400	4,980,780

ELECTRIC-INTEGRATED — 5.9%
CMS Energy Corp.	330,325	6,540,435
NV Energy, Inc.	466,800	7,090,692
Pepco Holdings, Inc.	348,850	6,722,339
Portland General Electric Co.	293,800	7,333,248
Unisource Energy Corp.	174,300	6,471,759

		34,158,473

ELECTRONIC COMPONENTS-MISC. — 1.6%
AU Optronics Corp. ADR†	552,519	4,475,404
Flextronics International, Ltd.†	690,400	4,812,088

		9,287,492

ELECTRONIC CONNECTORS — 1.1%
Thomas & Betts Corp.†	111,400	6,457,858

ELECTRONIC PARTS DISTRIBUTION — 1.9%
Arrow Electronics, Inc.†	128,250	5,846,917
Avnet, Inc.†	147,400	5,353,568

		11,200,485

ENGINES-INTERNAL COMBUSTION — 1.0%
Briggs & Stratton Corp.	244,825	5,775,422

ENTERTAINMENT SOFTWARE — 0.9%
Take-Two Interactive Software, Inc.†	337,200	5,455,896

FINANCE-INVESTMENT BANKER/BROKER — 0.9%
MF Global Holdings, Ltd.†	631,800	5,313,438

FOOD-MEAT PRODUCTS — 2.3%
Smithfield Foods, Inc.†	327,100	7,706,476
Tyson Foods, Inc., Class A	286,740	5,706,126

		13,412,602

FOOD-MISC. — 0.8%
Dole Food Co., Inc.†	351,800	4,858,358

GAS-DISTRIBUTION — 5.0%
Atmos Energy Corp.	209,600	7,312,944
NiSource, Inc.	347,275	6,754,499
Southern Union Co.	252,000	7,534,800
UGI Corp.	214,300	7,136,190

		28,738,433

HOSPITAL BEDS/EQUIPMENT — 1.3%
Kinetic Concepts, Inc.†	131,400	7,756,542

HOTEL/MOTELS — 1.2%
Wyndham Worldwide Corp.	207,500	7,181,575

HUMAN RESOURCES — 0.6%
Kelly Services, Inc., Class A†	168,800	3,225,768

INSURANCE-LIFE/HEALTH — 0.8%
Unum Group	169,775	4,495,642

INSURANCE-PROPERTY/CASUALTY — 0.6%
Amtrust Financial Services, Inc.	175,200	3,381,360

INSURANCE-REINSURANCE — 4.5%
Aspen Insurance Holdings, Ltd.	203,700	5,819,709
Endurance Specialty Holdings, Ltd.	138,800	6,154,392
PartnerRe, Ltd.	28,600	2,298,296
Platinum Underwriters Holdings, Ltd.	179,500	6,786,895
Reinsurance Group of America, Inc.	81,400	5,152,620

		26,211,912

MEDICAL-GENERIC DRUGS — 1.1%
Par Pharmaceutical Cos., Inc.†	177,400	6,109,656

MEDICAL-HMO — 2.7%
AMERIGROUP Corp.†	57,100	3,899,930
Health Net, Inc.†	241,200	8,031,960

Molina Healthcare, Inc.†	83,100	3,573,300

		15,505,190

MEDICAL-HOSPITALS — 1.3%
LifePoint Hospitals, Inc.†	182,296	7,585,337

METAL PROCESSORS & FABRICATION — 2.3%
Commercial Metals Co.	411,800	6,901,768
Mueller Industries, Inc.	156,700	6,130,104

		13,031,872

MULTIMEDIA — 0.5%
Meredith Corp.	90,500	3,024,510

NETWORKING PRODUCTS — 0.6%
Anixter International, Inc.	46,400	3,486,496

OFFICE SUPPLIES & FORMS — 0.8%
Avery Dennison Corp.	112,700	4,704,098

OIL & GAS DRILLING — 1.1%
Helmerich & Payne, Inc.	96,300	6,388,542

OIL COMPANIES-EXPLORATION & PRODUCTION — 3.9%
Forest Oil Corp.†	197,800	7,102,998
Petroleum Development Corp.†	114,900	4,575,318
Quicksilver Resources, Inc.†	213,000	3,163,050
Stone Energy Corp.†	22,300	788,528
Swift Energy Co.†	172,100	6,744,599

		22,374,493

OIL REFINING & MARKETING — 1.0%
Tesoro Corp.†	213,700	5,795,544

OIL-FIELD SERVICES — 1.3%
Helix Energy Solutions Group, Inc.†	386,600	7,318,338

PUBLISHING-NEWSPAPERS — 0.9%
Gannett Co., Inc.	330,600	4,978,836

REAL ESTATE INVESTMENT TRUSTS — 7.0%
BioMed Realty Trust, Inc.	256,800	5,094,912
BRE Properties, Inc.	99,000	5,021,280
Camden Property Trust	114,650	7,194,288
DiamondRock Hospitality Co.	514,600	6,195,784
Entertainment Properties Trust	146,200	6,960,582
Sunstone Hotel Investors, Inc.†	463,531	4,848,534
Tanger Factory Outlet Centers	171,800	4,746,834

		40,062,214

REAL ESTATE OPERATIONS & DEVELOPMENT — 0.7%
Forest City Enterprises, Inc., Class A†	207,400	3,984,154

RETAIL-APPAREL/SHOE — 2.6%
ANN, Inc.†	249,000	7,771,290
Foot Locker, Inc.	334,600	7,200,592

		14,971,882

RETAIL-DISCOUNT — 0.6%
Big Lots, Inc.†	78,900	3,243,579

RETAIL-JEWELRY — 0.9%
Signet Jewelers, Ltd.†	113,000	4,943,750

RETAIL-MAJOR DEPARTMENT STORES — 1.0%
Saks, Inc.†	471,000	5,633,160

RETAIL-OFFICE SUPPLIES — 0.7%
Office Depot, Inc.†	870,965	3,753,859

RUBBER-TIRES — 0.9%
Cooper Tire & Rubber Co.	197,300	5,323,154

SAVINGS & LOANS/THRIFTS — 2.3%
First Niagara Financial Group, Inc.	348,600	5,019,840
People’s United Financial, Inc.	270,100	3,697,669
Washington Federal, Inc.	279,800	4,501,982

		13,219,491

SEMICONDUCTOR EQUIPMENT — 0.0%
Entegris, Inc.†	20,000	172,600

STEEL-PRODUCERS — 2.0%
Reliance Steel & Aluminum Co.	124,600	7,053,606
Steel Dynamics, Inc.	249,600	4,540,224

		11,593,830

TELECOM SERVICES — 0.9%
Amdocs, Ltd.†	175,700	5,402,775

TRANSPORT-EQUIPMENT & LEASING — 1.2%
Aircastle, Ltd.	550,500	6,859,230

TRANSPORT-MARINE — 0.8%
Teekay Corp.	142,339	4,838,103

TRANSPORT-SERVICES — 1.2%
Bristow Group, Inc.†	148,100	6,871,840

TRANSPORT-TRUCK — 0.6%
Con-way, Inc.	94,500	3,677,940

WIRE & CABLE PRODUCTS — 1.0%
General Cable Corp.†	121,082	5,872,477

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $450,466,746)		559,358,886

Short-Term Investment Securities — 3.2%

TIME DEPOSITS — 3.2%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 05/02/11 (cost $18,089,000)	$18,089,000	18,089,000

TOTAL INVESTMENTS (cost $468,555,746) (1)	100.3%	577,447,886
Liabilities in excess of other assets	(0.3)	(1,506,153)

NET ASSETS	100.0%	$575,941,733

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR — American Depository Receipt
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Banks-Commercial	$29,947,372	$—	$—	$29,947,372
Electric-Intergrated	34,158,473	—	—	34,158,473
Gas-Distribution	28,738,433	—	—	28,738,433
Real Estate Investments Trusts	40,062,214	—	—	40,062,214
Other Industries*	426,452,394	—	—	426,452,394
Short-Term Investment Securities:
Time Deposit	—	18,089,000	—	18,089,000

Total	$559,358,886	$18,089,000	$—	$577,447,886

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by industry classification, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
INTERNATIONAL GROWTH AND INCOME PORTFOLIO
Portfolio Of Investments — April 30, 2011
(unaudited)

Common Stock — 95.2%	Shares/ Principal Amount	Value (Note 1)

AUSTRALIA — 2.7%
CFS Retail Property Trust	1,113,755	2,185,207
Dexus Property Group	1,729,065	1,667,800
JB Hi-Fi, Ltd.	65,609	1,359,894
Myer Holdings, Ltd.	396,520	1,373,416
National Australia Bank, Ltd.	135,093	4,009,881

		10,596,198

BELGIUM — 1.2%
Anheuser-Busch InBev NV	72,871	4,646,511

Bermuda — 0.3%
China WindPower Group, Ltd.†	11,650,000	1,215,065

BRAZIL — 0.4%
Petroleo Brasileiro SA ADR	46,600	1,739,578

CANADA — 5.1%
ATCO, Ltd., Class I	58,800	3,620,039
BCE, Inc.	116,612	4,370,408
National Bank of Canada	82,474	6,828,741
Nexen, Inc.	200,592	5,306,577

		20,125,765

CAYMAN ISLANDS — 1.8%
China Shanshui Cement Group, Ltd.	1,878,000	2,098,959
PCD Stores, Ltd.	9,804,000	2,625,761
Soho China, Ltd.	2,686,000	2,317,232

		7,041,952

CHINA — 1.8%
BBMG Corp.	1,005,500	1,646,864
China Construction Bank Corp.	3,246,000	3,072,023
Industrial & Commercial Bank of China	2,711,000	2,293,420
Xinjiang Goldwind Science & Technology Co., Ltd.†	40,800	56,423

		7,068,730

DENMARK — 1.3%
Danske Bank A/S†	84,712	2,035,739
Pandora A/S	70,763	3,187,434

		5,223,173

FINLAND — 2.0%
Fortum Oyj	103,614	3,569,663
Metso Oyj	33,518	2,055,311
Nokia Oyj	266,524	2,455,420

		8,080,394

FRANCE — 12.0%
Arkema SA	22,973	2,393,762
AXA SA	313,105	7,025,896
BNP Paribas	76,259	6,034,974
Edenred†	150,937	4,681,354
GDF Suez	64,323	2,631,890
PPR	12,581	2,250,098
Sanofi-Aventis SA	72,625	5,744,159
SCOR SE	70,954	2,167,554
Societe Generale	37,118	2,482,776
Technip SA	15,900	1,793,590
Total SA	98,447	6,302,115
Vinci SA	66,400	4,435,511

		47,943,679

GERMANY — 9.7%
Allianz SE	48,173	7,584,659
BASF SE	70,077	7,203,342
Bayerische Motoren Werke AG	46,893	4,422,236
Deutsche Post AG †	160,682	3,179,602
HeidelbergCement AG	30,015	2,295,301
Kabel Deutschland Holding AG†	85,586	5,348,879
Siemens AG	39,453	5,739,566
Suedzucker AG	99,783	3,077,802

		38,851,387

HONG KONG — 1.8%
China Mobile, Ltd.	214,000	1,970,192
Guangdong Investment, Ltd.	6,598,000	3,415,285
Henderson Land Development Co., Ltd.	286,000	1,957,302

		7,342,779

IRELAND — 1.0%
Kerry Group PLC	98,341	4,078,418

ISRAEL — 0.3%
Teva Pharmaceutical Industries, Ltd. ADR	28,100	1,285,013

ITALY — 1.2%
Fiat Industrial SpA†	168,018	2,496,065
Fiat SpA	223,207	2,381,995

		4,878,060

JAPAN — 18.7%
Ajinomoto Co., Inc.	343,000	3,776,108
Astellas Pharma, Inc.	73,100	2,784,676
Canon, Inc.	102,900	4,820,563
Inpex Corp.	284	2,156,740
Japan Tobacco, Inc.	1,145	4,432,349
JSR Corp.	121,300	2,519,762
Lawson, Inc.	47,000	2,297,417
Miraca Holdings, Inc.	50,200	1,899,945
Mitsubishi Electric Corp.	420,000	4,613,450
Mitsubishi Estate Co., Ltd.	139,000	2,412,772
Mitsubishi Tanabe Pharma Corp.	112,700	1,854,830
Mitsubishi UFJ Financial Group, Inc.	372,700	1,778,153
Mitsui & Co., Ltd.	334,900	5,912,307
Nintendo Co., Ltd.	10,300	2,434,211
Nippon Telegraph & Telephone Corp.	100,300	4,630,753
Nissan Motor Co., Ltd.	815,100	7,777,691
Nitto Denko Corp.	38,900	2,064,532
NTT DoCoMo, Inc.	874	1,608,681
ORIX Corp.	47,430	4,625,178
Rohm Co., Ltd.	45,100	2,713,284
Sumitomo Mitsui Financial Group, Inc.	160,100	4,924,484
Tokyo Gas Co., Ltd.	605,000	2,677,618

		74,715,504

JERSEY — 1.0%
WPP PLC	309,926	4,045,707

NETHERLANDS — 0.9%
ING Groep NV†	259,252	3,417,521

NORWAY — 1.0%
Statoil ASA	134,480	3,934,487

RUSSIA — 0.4%
Uralkali	201,530	1,612,240

SOUTH KOREA — 1.7%
LG Corp.	27,434	2,521,578
LS Corp.	18,869	2,086,480
Shinhan Financial Group Co., Ltd.	43,930	2,152,125

		6,760,183

SPAIN — 1.3%
Banco Santander SA	207,672	2,652,070
Criteria CaixaCorp SA	319,118	2,356,219

		5,008,289

SWITZERLAND — 4.8%
ACE, Ltd.	76,006	5,111,404
Novartis AG	173,429	10,295,467
Syngenta AG	10,246	3,625,781

		19,032,652

TAIWAN — 1.4%
Altek Corp.	1,097,538	1,521,457
Asustek Computer, Inc.	432,000	3,891,824

		5,413,281

UNITED KINGDOM — 20.8%
Barclays PLC	1,209,300	5,702,330
BG Group PLC	141,543	3,625,598
BP PLC	933,110	7,209,397
Carillion PLC	565,903	3,701,622
Centrica PLC	705,516	3,781,673
Cobham PLC	546,608	2,082,614
HSBC Holdings PLC	990,887	10,847,708
International Power PLC	229,589	1,267,831
Persimmon PLC	376,801	3,040,581
Prudential PLC	412,303	5,323,576
Reckitt Benckiser Group PLC	70,284	3,902,338
Rio Tinto PLC	59,473	4,331,255
Royal Dutch Shell PLC, Class B	339,801	13,207,739
TUI Travel PLC	517,044	2,065,837
Vodafone Group PLC	2,689,054	7,707,690
Xstrata PLC	198,491	5,044,524

		82,842,313

UNITED STATES — 0.6%
Virgin Media, Inc.	82,900	2,508,554

TOTAL COMMON STOCK (cost $313,228,590)		379,407,433

Preferred Stock — 2.5%

BRAZIL — 0.8%
Banco Bradesco SA ADR	161,526	3,267,671

GERMANY — 1.7%
Henkel AG & Co. KGaA	48,732	3,318,809
Porsche Automobil Holding SE	47,453	3,439,046

		6,757,855

TOTAL PREFERRED STOCK (cost $8,349,878)		10,025,526

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $321,578,468)		389,432,959

Repurchase Agreement — 1.2%

Agreement with Banc of America Securities LLC, bearing interest at 0.02% dated 04/29/11 to be repurchased 05/02/11 in the amount of $4,888,008 and collateralized by $5,221,000 of United States Treasury Notes due 08/15/20 and having an approximate value of $4,988,143 (cost $4,888,000)	$4,888,000	4,888,000

TOTAL INVESTMENTS — (cost $326,466,468) (1)	98.9%	394,320,959
Other assets less liabilities	1.1	4,340,703

NET ASSETS —	100.0%	$398,661,662

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

GDR	— Global Depository Receipt
Open Forward Foreign Currency Contracts

					Delivery	Unrealized	Unrealized
Counterparty	Contract to Deliver		In Exchange For		Date	Appreciation	(Depreciation)

Bank of America N.A.	AUD	273,600	USD	282,046	5/24/2011	$—	$(17,054)
	CHF	880,000	USD	953,609	5/24/2011	—	(63,859)
	GBP	1,592,300	USD	2,566,310	5/24/2011	—	(92,722)
	USD	6,284,445	CAD	6,084,600	5/24/2011	143,277	—
	USD	4,783,925	EUR	3,368,700	5/24/2011	202,750	—
	USD	159,150	NOK	876,600	5/24/2011	7,729	—
	USD	1,812,172	SEK	11,477,300	5/24/2011	85,178	—

						438,934	(173,635)

Barclays Bank PLC	EUR	1,368,200	USD	1,944,677	5/24/2011	—	(80,664)
	GBP	1,044,700	USD	1,685,655	5/24/2011	—	(58,923)
	HKD	16,818,600	USD	2,163,554	5/24/2011	—	(2,208)
	JPY	39,957,400	USD	476,029	5/24/2011	—	(16,610)
	USD	436,822	AUD	423,400	5/24/2011	26,040	—
	USD	2,787,690	CAD	2,698,400	5/24/2011	62,878	—
	USD	514,024	CHF	474,100	5/24/2011	34,137	—
	USD	2,495,012	EUR	1,754,900	5/24/2011	102,761	—
	USD	743,384	SEK	4,706,700	5/24/2011	34,696	—

						260,512	(158,405)

Citibank N.A.	DKK	8,692,900	USD	1,670,555	5/24/2011	—	(55,194)
	EUR	3,681,600	USD	5,234,657	5/24/2011	—	(215,202)
	GBP	1,003,800	USD	1,619,240	5/24/2011	—	(57,037)
	HKD	42,002,700	USD	5,403,939	5/24/2011	—	(4,825)
	USD	936,244	CAD	906,100	5/24/2011	20,952	—
	USD	2,199,271	CHF	2,028,700	5/24/2011	146,341	—
	USD	2,563,301	NOK	14,111,100	5/24/2011	123,044	—
	USD	2,978,369	SGD	3,752,000	5/24/2011	86,835	—

						377,172	(332,258)

Credit Suisse London Branch	AUD	997,600	USD	1,028,775	5/24/2011	—	(61,805)
	CHF	604,000	USD	654,501	5/24/2011	—	(43,852)
	EUR	8,332,500	USD	11,841,149	5/24/2011	—	(493,420)
	GBP	3,444,700	USD	5,553,545	5/24/2011	—	(198,868)
	JPY	285,954,700	USD	3,404,709	5/24/2011	—	(120,858)
	NOK	13,328,600	USD	2,419,028	5/24/2011	—	(118,352)
	USD	2,065,570	CAD	2,001,000	5/24/2011	48,270	—
	USD	4,957,502	SEK	31,402,800	5/24/2011	233,796	—

						282,066	(1,037,155)

Deutsche Bank AG London	USD	703,594	AUD	683,300	5/24/2011	43,392	—
	USD	1,851,079	CAD	1,792,400	5/24/2011	42,398	—
	USD	1,819,276	CHF	1,678,500	5/24/2011	121,430	—
	USD	2,270,672	EUR	1,597,900	5/24/2011	94,694	—
	USD	1,578,468	SEK	10,000,700	5/24/2011	74,780	—

						376,694	—

Goldman Sachs International	EUR	273,200	USD	388,510	5/24/2011	—	(15,908)
	GBP	209,600	USD	338,120	5/24/2011	—	(11,897)
	JPY	254,200,600	USD	3,027,820	5/24/2011	—	(106,248)
	NOK	14,965,900	USD	2,716,134	5/24/2011	—	(132,940)
	USD	1,604,156	AUD	1,555,500	5/24/2011	96,322	—
	USD	1,028,091	SEK	6,509,000	5/24/2011	47,933	—

						144,255	(266,993)

HSBC Bank USA	EUR	122,500	USD	174,137	5/24/2011	—	(7,199)
	HKD	25,522,700	USD	3,283,507	5/24/2011	—	(3,098)
	USD	1,739,891	AUD	1,688,100	5/24/2011	105,545	—
	USD	3,214,646	CHF	2,964,900	5/24/2011	213,414	—
	USD	2,605,785	GBP	1,615,700	5/24/2011	92,324	—
	USD	2,718,468	NOK	14,979,300	5/24/2011	133,157	—
	USD	538,211	NZD	692,500	5/24/2011	21,406	—

						565,846	(10,297)

JPMorgan Chase Bank N.A.	EUR	3,591,300	USD	5,107,673	5/24/2011	—	(208,516)
	GBP	374,600	USD	604,316	5/24/2011	—	(21,240)
	HKD	13,952,200	USD	1,795,101	5/24/2011	—	(1,549)
	JPY	443,389,100	USD	5,282,403	5/24/2011	—	(184,190)
	SEK	2,887,800	USD	456,072	5/24/2011	—	(21,320)
	USD	486,691	AUD	472,000	5/24/2011	29,301	—
	USD	2,900,576	CAD	2,807,700	5/24/2011	65,455	—
	USD	397,056	CHF	366,300	5/24/2011	26,465	—
	USD	1,847,873	NOK	10,171,800	5/24/2011	88,543	—
	USD	3,023,248	SGD	3,807,600	5/24/2011	87,378	—

						297,142	(436,815)

Royal Bank of Scotland PLC	EUR	1,049,100	USD	1,490,866	5/24/2011	—	(62,113)
	GBP	672,800	USD	1,085,206	5/24/2011	—	(38,324)
	JPY	403,705,600	USD	4,802,973	5/24/2011	—	(174,359)
	USD	8,286,898	AUD	8,050,300	5/24/2011	513,715	—
	USD	2,096,330	CAD	2,030,400	5/24/2011	48,569	—
	USD	1,729,929	CHF	1,595,600	5/24/2011	114,926	—
	USD	957,429	ILS	3,312,800	5/24/2011	21,567	—
	USD	1,354,217	JPY	111,758,100	5/24/2011	23,661	—

						722,438	(274,796)

State Street Bank & Trust Company	CAD	226,300	USD	233,762	5/24/2011	—	(5,300)
	EUR	788,600	USD	1,137,721	5/24/2011	—	(29,641)
	NOK	5,490,100	USD	997,344	5/24/2011	—	(47,812)
	USD	2,987,708	EUR	2,101,000	5/24/2011	122,395	—
	USD	959,002	ILS	3,312,700	5/24/2011	19,965	—
	USD	1,044,962	SEK	6,618,300	5/24/2011	49,130	—

						191,490	(82,753)

UBS AG	EUR	5,109,200	USD	7,265,078	5/24/2011	—	(298,052)
	GBP	3,061,900	USD	4,966,473	5/24/2011	—	(146,690)
	ILS	6,853,200	USD	1,982,699	5/24/2011	—	(42,553)
	NOK	3,381,900	USD	613,853	5/24/2011	—	(29,963)
	USD	1,642,027	AUD	1,592,500	5/24/2011	98,899	—
	USD	1,462,659	CAD	1,416,000	5/24/2011	33,192	—
	USD	2,719,786	CHF	2,509,900	5/24/2011	182,196	—
	USD	1,443,398	ILS	4,919,100	5/24/2011	10,291	—

						324,578	(517,258)

Westpac Banking Corp.	GBP	1,217,200	USD	1,963,642	5/24/2011	—	(68,999)
	USD	3,771,085	AUD	3,664,200	5/24/2011	234,630	—
	USD	1,736,987	CAD	1,680,900	5/24/2011	38,702	—
	USD	4,166,164	EUR	2,931,400	5/24/2011	173,176	—
	USD	6,085,342	JPY	510,768,900	5/24/2011	211,985	—

						658,493	(68,999)

Net Unrealized Appreciation/(Depreciation)						$4,639,620	$(3,359,364)

AUD	—	Australian Dollar
CAD	—	Canada Dollar
CHF	—	Swiss Franc
DKK	—	Danish Krone
EUR	—	Euro Dollar
GBP	—	British Pound
HKD	—	Hong Kong Dollar
ILS	—	Israeli Sheckel
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
USD	—	United States Dollar

Industry Allocation*
Oil Companies-Integrated	9.0%
Banks-Commercial	7.3
Diversified Banking Institutions	6.6
Insurance-Multi-line	5.9
Medical-Drugs	5.7
Auto-Cars/Light Trucks	4.5
Chemicals-Diversified	2.9
Cellular Telecom	2.8
Electric-Integrated	2.8
Food-Misc.	1.9
Oil Companies-Exploration & Production	1.9
Soap & Cleaning Preparation	1.8
Telecom Services	1.7
Gas-Distribution	1.7
Building Products-Cement	1.5
Import/Export	1.5
Diversified Operations	1.4
Diversified Manufacturing Operations	1.4
Insurance-Life/Health	1.4
Cable/Satellite TV	1.3
Agricultural Chemicals	1.3
Diversified Minerals	1.3
Repurchase Agreements	1.2
Office Automation & Equipment	1.2
Commercial Services	1.2
Brewery	1.2
Telephone-Integrated	1.2
Finance-Leasing Companies	1.2
Electric Products-Misc.	1.2
Diversified Financial Services	1.2
Building-Heavy Construction	1.1
Tobacco	1.1
Metal-Diversified	1.1
Real Estate Operations & Development	1.1
Multimedia	1.0
Computers	1.0
Real Estate Investment Trusts	1.0
Retail-Major Department Stores	1.0
Building & Construction-Misc.	0.9
Retail-Jewelry	0.8
Transport-Services	0.8
Sugar	0.8
Building-Residential/Commercial	0.8
Electronic Components-Semiconductors	0.7
Retail-Regional Department Stores	0.7
Rubber & Vinyl	0.6
Auto-Heavy Duty Trucks	0.6
Wireless Equipment	0.6
Toys	0.6
Real Estate Management/Services	0.6
Retail-Convenience Store	0.6
Insurance-Reinsurance	0.5
Wire & Cable Products	0.5
Aerospace/Defense-Equipment	0.5
Travel Services	0.5
Machinery-General Industrial	0.5
Oil-Field Services	0.4
Photo Equipment & Supplies	0.4
Retail-Consumer Electronics	0.3
Medical-Generic Drugs	0.3
Energy-Alternate Sources	0.3

98.9%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Canada	$20,125,765	$—	$—	$20,125,765
France	47,943,679	—	—	47,943,679
Germany	38,851,387	—	—	38,851,387
Japan	74,715,504	—	—	74,715,504
United Kingdom	82,842,313	—	—	82,842,313
Other Countries*	114,928,785	—	—	114,928,785
Preferred Stock	10,025,526	—	—	10,025,526
Repurchase Agreement	—	4,888,000	—	4,888,000
Other Financial Instruments:@
Forward Foreign Currency Contracts Appreciation	4,639,620	—	—	4,639,620

Total	$394,072,579	$4,888,000	$—	$398,960,579

LIABILITIES:
Other Financial Instruments:@
Forward Foreign Currency Contracts Depreciation	$3,359,364	$—	$—	$3,359,364

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
GLOBAL EQUITIES PORTFOLIO
Portfolio of Investments — April 30, 2011
(unaudited)

Common Stock — 98.1%	Shares/ Principal Amount	Value (Note 1)

AUSTRALIA — 1.6%
Aurora Oil and Gas, Ltd.†	36,970	$107,385
BHP Billiton, Ltd.	23,245	1,167,695
Flight Centre, Ltd.	15,605	402,130
Iluka Resources, Ltd.	23,320	319,769

		1,996,979

BELGIUM — 0.9%
Bekaert SA	3,402	425,734
KBC Groep NV	9,320	379,895
Solvay SA	2,580	372,163

		1,177,792

BERMUDA — 0.3%
Invesco, Ltd.	12,567	312,541

CANADA — 1.7%
BCE, Inc.	8,074	302,599
First Quantum Minerals, Ltd.	3,719	529,972
Imax Corp.†	8,825	309,581
Lundin Mining Corp.†	39,368	385,296
Teck Resources, Ltd., Class B Class B	5,235	284,559
Toronto-Dominion Bank	4,110	355,854

		2,167,861

CAYMAN ISLANDS — 1.2%
Agile Property Holdings, Ltd.	224,000	362,265
Baidu, Inc. ADR†	2,651	393,726
Herbalife, Ltd.	4,740	425,557
Sands China, Ltd.†	133,600	375,018

		1,556,566

CHINA — 1.5%
China Construction Bank Corp.	442,000	418,310
China Merchants Bank Co., Ltd.	142,158	366,092
China National Building Material Co., Ltd.	176,000	369,846
Weichai Power Co., Ltd.	40,000	273,234
Yanzhou Coal Mining Co., Ltd.	102,000	396,639

		1,824,121

DENMARK — 0.3%
Carlsberg A/S, Class B	3,169	376,370

FINLAND — 0.5%
Metso Oyj	5,355	328,366
UPM-Kymmene OYJ	16,677	341,864

		670,230

FRANCE — 5.5%
Alcatel-Lucent†	60,765	391,779
AXA SA	18,595	417,261
BNP Paribas	10,123	801,112
Credit Agricole SA	19,530	325,138
Lafarge SA	6,395	452,523
LVMH Moet Hennessy Louis Vuitton SA	2,000	359,179
PPR	2,747	491,298
Sanofi-Aventis SA	14,930	1,180,865
Schneider Electric SA	2,155	380,791
Societe Generale	6,881	460,261
Technip SA	3,371	380,264
Total SA	15,451	989,100
Valeo SA†	5,090	324,142

		6,953,713

GERMANY — 3.7%
BASF SE	5,335	548,394
Bayer AG	5,025	441,729
Bayerische Motoren Werke AG	5,356	505,097
Continental AG (Xetra)†	3,230	324,220
Deutsche Bank AG	7,680	501,648
Infineon Technologies AG	29,881	339,195
Kloeckner & Co., SE†	10,220	367,535
Lanxess AG	4,157	381,312
Linde AG	2,283	411,186
Rheinmetall AG	3,760	337,266
Siemens AG	3,814	554,855

		4,712,437

GREECE — 0.3%
Folli Follie Group†	17,950	338,980

GUERNSEY — 0.3%
Resolution, Ltd.	84,708	428,296

HONG KONG — 0.6%
SJM Holdings, Ltd.	126,000	271,915
Wharf Holdings, Ltd.	62,000	455,046

		726,961

INDIA — 1.4%
ICICI Bank, Ltd. ADR	7,020	353,808
Larsen & Toubro, Ltd.	6,128	221,074
Mahindra & Mahindra, Ltd.	18,920	325,639
Tata Motors, Ltd. ADR	11,835	324,752
Yes Bank, Ltd.	68,412	471,217

		1,696,490

INDONESIA — 0.4%
Bank Rakyat Indonesia Persero Tbk PT	607,500	457,540

IRELAND — 1.0%
Accenture PLC, Class A	8,155	465,895
Covidien PLC	8,600	478,934
Warner Chilcott PLC, Class A	13,450	310,023

		1,254,852

ITALY — 1.2%
Enel SpA	59,411	423,616
Fiat Industrial SpA†	27,666	411,004
Intesa Sanpaolo SpA	121,760	404,333
Telecom Italia SpA RSP	255,893	330,502

		1,569,455

JAPAN — 5.5%
Asahi Glass Co., Ltd.	32,000	404,759
Honda Motor Co., Ltd.	12,800	503,384
ITOCHU Corp.	37,300	385,807
JX Holdings, Inc.	71,600	496,076
Komatsu, Ltd.	13,100	458,657
Marubeni Corp.	65,000	469,580
Mitsubishi Corp.	23,200	623,224
Mitsubishi Electric Corp.	49,000	538,236
Mitsui & Co., Ltd.	19,900	351,314

Mitsui Fudosan Co., Ltd.	21,000	358,565
Nippon Telegraph & Telephone Corp.	12,400	572,496
ORIX Corp.	5,620	548,039
SMC Corp.	2,400	436,417
Sumitomo Corp.	21,700	296,146
Sumitomo Electric Industries, Ltd.	30,600	422,888

		6,865,588

JERSEY — 0.9%
Petrofac, Ltd.	12,470	314,522
Shire PLC	12,141	375,175
WPP PLC	29,993	391,522

		1,081,219

NETHERLANDS — 1.2%
Aegon NV†	43,995	349,340
ASML Holding NV	8,897	368,385
Chicago Bridge & Iron Co.	8,678	351,806
ING Groep NV†	36,635	482,932

		1,552,463

SINGAPORE — 0.5%
Avago Technologies, Ltd.	11,502	384,857
Yangzijiang Shipbuilding Holdings, Ltd.†	180,000	266,166

		651,023

SOUTH KOREA — 0.3%
Hyundai Motor Co.	1,844	424,155

SPAIN — 0.4%
Banco Bilbao Vizcaya Argentaria SA	38,522	494,113

SWEDEN — 0.8%
NCC AB, Class B	11,601	310,067
Telefonaktiebolaget LM Ericsson, Class B	24,470	371,558
Volvo AB, Class B	19,423	381,231

		1,062,856

SWITZERLAND — 4.6%
ACE, Ltd.	5,681	382,047
Cie Financiere Richemont SA, Class A	6,885	444,938
Credit Suisse Group AG†	9,225	419,231
GAM Holding AG†	14,300	281,867
Nestle SA	22,397	1,390,426
Novartis AG	21,037	1,248,844
Swiss Life Holding AG†	2,080	379,450
TE Connectivity, Ltd.	9,360	335,556
UBS AG†	25,585	511,404
Zurich Financial Services AG†	1,495	419,983

		5,813,746

TAIWAN — 0.6%
Hon Hai Precision Industry Co., Ltd. GDR	52,901	404,164
HTC Corp.	8,000	363,147

		767,311

UNITED KINGDOM — 13.8%
Aberdeen Asset Management	88,100	336,991
Afren PLC†	128,314	342,713
ARM Holdings PLC	38,084	394,722
Ashmore Group PLC	64,296	400,698
AstraZeneca PLC	8,373	418,177
Aviva PLC	65,237	486,872
Barclays PLC	142,500	671,944
BG Group PLC	33,303	853,050
British American Tobacco PLC	11,923	519,996
British Land Co. PLC	35,885	359,943
BT Group PLC	130,970	428,343
Burberry Group PLC	24,934	539,348
Centrica PLC	61,950	332,061
Cookson Group PLC†	37,458	447,674
Ferrexpo PLC	34,827	290,285
GKN PLC	72,619	270,497
IMI PLC	18,687	340,855
Imperial Tobacco Group PLC	12,550	441,688
Inchcape PLC†	68,306	415,762
Intercontinental Hotels Group PLC	18,656	408,534
International Personal Finance PLC	43,637	267,867
ITV PLC†	229,710	291,801
Legal & General Group PLC	165,250	338,959
Prudential PLC	26,445	341,453
Renishaw PLC	9,008	265,872
Rio Tinto PLC	16,171	1,177,690
Royal Dutch Shell PLC, Class A	33,887	1,309,000
Standard Chartered PLC	26,144	724,479
Taylor Wimpey PLC†	520,690	338,414
Travis Perkins PLC	21,231	381,229
Tullow Oil PLC	15,890	380,345
Unilever PLC	10,235	332,005
Vodafone Group PLC	408,286	1,170,278
Weir Group PLC	12,361	397,252
Xstrata PLC	36,989	940,052

		17,356,849

UNITED STATES — 47.1%
Abbott Laboratories	7,590	394,984
Abercrombie & Fitch Co., Class A	5,796	410,357
Altria Group, Inc.	19,135	513,583
American Capital, Ltd.†	32,230	331,002
American Financial Group, Inc.	9,250	330,873
Ameriprise Financial, Inc.	5,832	361,934
AmerisourceBergen Corp.	9,488	385,592
Amgen, Inc.†	7,370	418,985
Anadarko Petroleum Corp.	5,649	445,932
Analog Devices, Inc.	9,577	386,049
Anixter International, Inc.	4,110	308,825
Apache Corp.	2,900	386,773
Apple, Inc.†	5,218	1,817,064
Archer-Daniels-Midland Co.	9,869	365,350
Arrow Electronics, Inc.†	7,480	341,013
Aruba Networks, Inc.†	8,380	301,093
AT&T, Inc.	17,950	558,604
Autoliv, Inc.	4,462	357,540

Bank of America Corp.	37,954	466,075
BB&T Corp.	11,369	306,053
BE Aerospace, Inc.†	10,239	395,123
Biogen Idec, Inc.†	5,122	498,627
Brinker International, Inc.	14,639	352,654
Bristol-Myers Squibb Co.	13,310	374,011
Capital One Financial Corp.	7,958	435,541
Caterpillar, Inc.	3,260	376,237
CBS Corp., Class B	12,985	327,482
Chevron Corp.	12,797	1,400,504
CIGNA Corp.	8,710	407,889
Cimarex Energy Co.	2,876	318,057
Citigroup, Inc.†	283,456	1,301,063
Cliffs Natural Resources, Inc.	3,285	307,870
Coca-Cola Co.	8,190	552,497
Coca-Cola Enterprises, Inc.	15,726	446,776
Cognizant Technology Solutions Corp., Class A†	4,046	335,413
Comcast Corp., Class A	16,525	433,616
Comerica, Inc.	8,130	308,371
Concho Resources, Inc.†	3,192	341,065
Cooper Cos., Inc.	7,082	530,442
Corning, Inc.	12,128	253,960
CSX Corp.	5,432	427,444
Cummins, Inc.	3,351	402,723
Danaher Corp.	7,497	414,134
DaVita, Inc.†	3,240	285,412
Deere & Co.	3,670	357,825
Dell, Inc.†	28,033	434,792
Devon Energy Corp.	4,603	418,873
Discover Financial Services	15,799	392,447
Dow Chemical Co.	10,721	439,454
East West Bancorp, Inc.	13,800	291,594
El Paso Corp.	20,499	397,886
EMC Corp.†	14,799	419,404
Endo Pharmaceuticals Holdings, Inc.†	9,430	369,279
Express, Inc.	17,724	382,661
Exxon Mobil Corp.	13,986	1,230,768
Fossil, Inc.†	3,096	296,535
Freeport-McMoRan Copper & Gold, Inc.	8,202	451,356
Gardner Denver, Inc.	4,991	431,272
General Electric Co.	56,825	1,162,071
Goodrich Corp.	4,393	388,209
Hain Celestial Group, Inc.†	7,460	253,715
Halliburton Co.	7,648	386,071
Hartford Financial Services Group, Inc.	19,354	560,685
Helmerich & Payne, Inc.	4,700	311,798
Hess Corp.	5,499	472,694
Hewlett-Packard Co.	11,592	467,969
Humana, Inc.†	5,792	440,887
Huntington Ingalls Industries, Inc.†	989	39,560
International Business Machines Corp.	5,918	1,009,492
Interpublic Group of Cos., Inc.	23,720	278,710
J.M. Smucker Co.	4,372	328,206
Jazz Pharmaceuticals, Inc.†	5,929	189,194
Johnson & Johnson	8,600	565,192
Jones Lang LaSalle, Inc.	2,901	297,004
Kansas City Southern†	7,315	425,075
Lennar Corp., Class A	17,974	341,326
Limited Brands, Inc.	9,770	402,133
Lincoln National Corp.	10,202	318,608
Littelfuse, Inc.	4,780	297,364
Macy’s, Inc.	12,607	301,433
Marathon Oil Corp.	7,450	402,598
Mead Johnson Nutrition Co.	5,227	349,582
Medicis Pharmaceutical Corp., Class A	8,960	317,722
Medtronic, Inc.	10,450	436,288
Merck & Co., Inc.	13,230	475,618
MetroPCS Communications, Inc.†	22,130	372,448
Microsoft Corp.	16,448	427,977
Mylan, Inc.†	17,853	444,897
National Oilwell Varco, Inc.	4,714	361,517
News Corp., Class B	23,157	437,667
Norfolk Southern Corp.	6,558	489,751
Northrop Grumman Corp.	5,934	377,462
Occidental Petroleum Corp.	5,185	592,594
Oracle Corp.	23,719	855,070
Owens Corning†	8,800	332,992
Parker Hannifin Corp.	3,113	293,618
Pfizer, Inc.	63,437	1,329,640
Philip Morris International, Inc.	8,122	563,992
Pier 1 Imports, Inc.†	28,204	343,525
Pioneer Natural Resources Co.	3,241	331,327
PNC Financial Services Group, Inc.	6,837	426,219
priceline.com, Inc.†	580	317,266
Principal Financial Group, Inc.	10,720	361,800
Prudential Financial, Inc.	8,218	521,186
QUALCOMM, Inc.	11,973	680,545
Rent-A-Center, Inc.	8,440	256,998
Reynolds American, Inc.	10,575	392,438
Riverbed Technology, Inc.†	8,350	293,419
RPC, Inc.	16,635	449,977
SanDisk Corp.†	9,220	453,071
Smithfield Foods, Inc.†	12,340	290,730
Sotheby’s	7,324	370,008
State Street Corp.	9,381	436,686
Steel Dynamics, Inc.	15,394	280,017
SunTrust Banks, Inc.	10,030	282,746
Tesoro Corp.†	13,010	352,831
TIBCO Software, Inc.†	12,919	387,441
Time Warner Cable, Inc.	4,561	356,351
United Technologies Corp.	5,335	477,909
Universal Health Services, Inc., Class B	6,140	336,349
US Bancorp	19,299	498,300
Valero Energy Corp.	13,990	395,917
Varian Semiconductor Equipment Associates, Inc.†	5,055	211,956
Veeco Instruments, Inc.†	8,486	433,889
Verizon Communications, Inc.	14,660	553,855
VF Corp.	3,912	393,391
Viacom, Inc., Class B	8,907	455,682
Vishay Intertechnology, Inc.†	18,232	347,867
Walt Disney Co.	8,080	348,248
Watson Pharmaceuticals, Inc.†	6,474	401,517

WellPoint, Inc.	6,039	463,735
Wells Fargo & Co.	31,129	906,165
Whiting Petroleum Corp.†	5,270	366,265
Zimmer Holdings, Inc.†	6,042	394,241

		59,397,434

TOTAL COMMON STOCK (cost $96,926,504)		123,687,941

Preferred Stock — 0.8%

BRAZIL — 0.3%
Tim Participacoes SA ADR	7,498	353,756

GERMANY — 0.5%
Volkswagen AG	3,095	609,693

TOTAL PREFERRED STOCK (cost $645,043)		963,449

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $97,571,547)		124,651,390

Repurchase Agreement — 0.2%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 04/30/11 to be repurchased 05/02/11 in the amount of $304,000 and collateralized by $315,000 of United States Treasury Bills, bearing interest at 0.02%, due 07/21/11 and having an approximate value of $314,982 (cost $304,000)	$304,000	304,000

TOTAL INVESTMENTS — (cost $97,875,547)(1)	99.1%	124,955,390
Other assets less liabilities	0.9	1,074,288

NET ASSETS	100.0%	$126,029,678

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

GDR	— Global Depository Receipt

RSP	— Risparmio Savings Shares

Industry Allocation*
Medical-Drugs	5.4%
Oil Companies-Integrated	5.3
Diversified Banking Institutions	4.3
Banks-Commercial	4.1
Oil Companies-Exploration & Production	3.4
Diversified Manufacturing Operations	2.5
Diversified Minerals	2.5
Insurance-Life/Health	2.3
Insurance-Multi-line	2.2
Auto-Cars/Light Trucks	2.1
Banks-Super Regional	2.1
Computers	2.1
Tobacco	2.0
Telephone-Integrated	1.9
Chemicals-Diversified	1.7
Import/Export	1.7
Food-Misc.	1.6
Medical Products	1.6
Computer Services	1.5
Multimedia	1.4
Wireless Equipment	1.3
Oil-Field Services	1.3
Cellular Telecom	1.2
Investment Management/Advisor Services	1.1
Medical-HMO	1.1
Auto/Truck Parts & Equipment-Original	1.0
Transport-Rail	1.0
Aerospace/Defense-Equipment	1.0
Oil Refining & Marketing	1.0
Retail-Apparel/Shoe	0.9
Metal-Diversified	0.9
Electronic Components-Semiconductors	0.9
Electronic Components-Misc.	0.9
Machinery-General Industrial	0.8
Semiconductor Equipment	0.8
Beverages-Non-alcoholic	0.8
Metal-Copper	0.8
Apparel Manufacturers	0.7
Medical-Biomedical/Gene	0.7
Computers-Memory Devices	0.7
Enterprise Software/Service	0.7
Medical-Generic Drugs	0.7
Machinery-Construction & Mining	0.7
Diversified Operations	0.7
Electric Products-Misc.	0.6
Cable/Satellite TV	0.6
Vitamins & Nutrition Products	0.6
Investment Companies	0.6
Auto-Heavy Duty Trucks	0.6
Real Estate Operations & Development	0.6
Building & Construction Products-Misc.	0.6
Building-Residential/Commercial	0.6
Distribution/Wholesale	0.5
Building-Heavy Construction	0.5
Telecom Services	0.5
Casino Hotels	0.5
Television	0.5
Metal-Iron	0.4
Finance-Leasing Companies	0.4
Retail-Major Department Stores	0.4
Building Products-Cement	0.4
Retail-Jewelry	0.4
Machinery-Electrical	0.4
Banks-Fiduciary	0.3
Medical Instruments	0.3
Applications Software	0.3
Wire & Cable Products	0.3
Electric-Integrated	0.3
Industrial Gases	0.3
Hotels/Motels	0.3
Building Products-Doors & Windows	0.3
Engines-Internal Combustion	0.3
Travel Services	0.3
Pipelines	0.3
Machinery-Pumps	0.3
Coal	0.3
Web Portals/ISP	0.3
Finance-Credit Card	0.3
Telecommunication Equipment	0.3
Internet Infrastructure Software	0.3
Semiconductor Components-Integrated Circuits	0.3
Medical-Wholesale Drug Distribution	0.3
Retail-Building Products	0.3
Power Converter/Supply Equipment	0.3
Aerospace/Defense	0.3
Brewery	0.3
Auction Houses/Art Dealers	0.3
Metal Products-Distribution	0.3
Agricultural Operations	0.3
Oil Field Machinery & Equipment	0.3
Real Estate Investment Trusts	0.3
Machinery-Farming	0.3
Retail-Restaurants	0.3
Retail-Home Furnishings	0.3
Paper & Related Products	0.3
Electronic Parts Distribution	0.3
Retail-Misc./Diversified	0.3
Finance-Investment Banker/Broker	0.3
Medical-Hospitals	0.3
Gas-Distribution	0.3
Food-Confectionery	0.3
Rubber-Tires	0.3
E-Commerce/Services	0.3
Oil & Gas Drilling	0.3
Industrial Audio & Video Products	0.3
Therapeutics	0.2
Networking Products	0.2
Shipbuilding	0.2
Repurchase Agreements	0.2
Retail-Regional Department Stores	0.2
Real Estate Management/Services	0.2
Computers-Integrated Systems	0.2
Food-Meat Products	0.2
Dialysis Centers	0.2
Steel-Producers	0.2
Advertising Agencies	0.2
Auto/Truck Parts & Equipment-Replacement	0.2
Diversified Financial Services	0.2
Electronic Measurement Instruments	0.2
Rental Auto/Equipment	0.2
Telecom Equipment-Fiber Optics	0.2
Engineering/R&D Services	0.2

99.1%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
France	$6,953,713	$—	$—	$6,953,713
Japan	6,865,588.00	—	—	6,865,588
United Kingdom	17,356,849	—	—	17,356,849
United States	59,397,434	—	—	59,397,434
Other Countries*	33,114,357	—	—	33,114,357
Preferred Stock	963,449	—	—	963,449
Repurchase Agreement	—	304,000	—	304,000

Total	$124,651,390	$304,000	$—	$124,955,390

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to Portfolio of Investments.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
Portfolio of Investments — April 30, 2011
(unaudited)

Common Stock — 88.5%	Shares/ Principal Amount	Value (Note 1)

AUSTRALIA — 5.8%
AGL Energy, Ltd.	2,635	$41,995
Alumina, Ltd.	81,288	201,365
Amcor, Ltd.	42,795	328,353
AMP, Ltd.	7,817	46,954
Australia & New Zealand Banking Group, Ltd.	113,775	3,021,692
BHP Billiton, Ltd.	170,619	8,570,915
BlueScope Steel, Ltd.	47,914	90,857
Boral, Ltd.	31,603	170,429
Brambles, Ltd.	5,310	39,170
Caltex Australia, Ltd.	2,974	46,256
Coca-Cola Amatil, Ltd.	2,891	37,836
Commonwealth Bank of Australia	1,504	88,543
CSL, Ltd.	1,307	49,210
CSR, Ltd.	4,006	13,173
DuluxGroup, Ltd.	17,979	54,588
Fortescue Metals Group, Ltd.	68,921	464,597
Foster’s Group, Ltd.	10,441	64,317
Incitec Pivot, Ltd.	86,004	354,451
Insurance Australia Group, Ltd.	8,930	34,944
Leighton Holdings, Ltd.	1,087	28,929
Lend Lease Group	2,249	21,447
Macquarie Group, Ltd.	1,050	40,466
National Australia Bank, Ltd.	2,416	71,713
Newcrest Mining, Ltd.	73,515	3,340,031
OneSteel, Ltd.	43,122	100,676
Orica, Ltd.	17,979	523,806
Origin Energy, Ltd.	4,939	88,513
OZ Minerals, Ltd.	150,367	237,337
QBE Insurance Group, Ltd.	3,428	70,301
Rio Tinto, Ltd.	14,365	1,294,435
Santos, Ltd.	2,902	48,095
Sims Metal Management, Ltd.	8,239	157,677
Sonic Healthcare, Ltd.	626	8,591
Stockland	744	3,083
Suncorp Group, Ltd.	3,209	29,265
TABCORP Holdings, Ltd.	2,037	17,036
Telstra Corp., Ltd.	10,966	34,978
Transurban Group	4,298	24,968
Wesfarmers, Ltd.	2,438	88,987
Wesfarmers, Ltd. PPS	680	25,066
Westpac Banking Corp.	2,547	69,347
Woodside Petroleum, Ltd.	3,036	155,739
Woolworths, Ltd.	5,261	152,872

		20,353,003

AUSTRIA — 0.6%
Erste Group Bank AG	12,284	620,795
OMV AG	5,621	256,343
Raiffeisen Bank International AG	3,439	189,612
Telekom Austria AG	18,635	288,157
Verbund AG, Class A	2,501	113,075
Vienna Insurance Group	1,819	108,577
Voestalpine AG	7,777	382,716

		1,959,275

BELGIUM — 0.6%
Ageas	12,266	37,226
Anheuser-Busch InBev NV (Xetra)	16,803	1,071,418
Anheuser-Busch InBev NV (Brussells)†	10,360	46
Belgacom SA	2,720	106,983
Cie Nationale a Portefeuille†	1,104	79,863
Groupe Bruxelles Lambert SA	2,268	224,902
Solvay SA	1,616	233,107
UCB SA	2,552	123,243
Umicore SA	3,880	222,547

		2,099,335

BERMUDA — 0.5%
China Yurun Food Group, Ltd.	17,000	62,385
COSCO Pacific, Ltd.	18,000	37,176
Esprit Holdings, Ltd.	16,824	69,755
GOME Electrical Appliances Holdings, Ltd.†	50,000	18,027
Kerry Properties, Ltd.	21,500	114,750
Li & Fung, Ltd.†	42,000	215,239
Noble Group, Ltd.	76,090	138,622
Seadrill, Ltd.	28,456	1,008,266
Shangri-La Asia, Ltd.	30,166	84,094
Skyworth Digital Holdings, Ltd.	16,000	10,260

		1,758,574

BRAZIL — 0.7%
All America Latina Logistica SA	10,500	86,766
Banco Bradesco SA	12,529	250,150
Banco do Brasil SA	9,800	180,589
Banco Santander Brasil SA	4,600	52,924
BM&FBovespa SA	12,600	94,588
BRF — Brasil Foods SA	14,702	294,657
Centrais Eletricas Brasileiras SA†	4,200	61,137
Cia de Concessoes Rodoviarias	1,700	52,949
Cielo SA	4,100	37,919
Companhia Siderurgica Nacional SA	3,400	52,863
Companhia Vale do Rio Doce	8,100	266,653
Embraer SA	3,800	29,855
Hypermarcas SA	1,600	21,459
Lojas Renner SA	900	33,209
Natura Cosmeticos SA	1,500	42,239
OGX Petroleo e Gas Participacoes SA†	7,500	80,521
PDG Realty SA Empreendimentos e Participacoes	6,800	39,939
Petroleo Brasileiro SA	18,200	334,222
Redecard SA	2,100	30,368
Souza Cruz SA	3,000	33,734
Usinas Siderurgicas de Minas Gerais SA	700	11,480
Vale SA, Class A	12,322	360,841

		2,449,062

CAYMAN ISLANDS — 0.4%
Alibaba.com, Ltd.	22,500	39,923
Anta Sports Products, Ltd.	9,300	15,064
Belle International Holdings, Ltd.	19,000	37,187
Chaoda Modern Agriculture Holdings, Ltd.	26,000	16,237
China Dongxiang Group Co.	49,000	17,161
China Mengniu Dairy Co., Ltd.	24,000	74,013
China Resources Cement Holdings, Ltd.	74,000	75,560
China Resources Land, Ltd.	6,000	10,306
China Shanshui Cement Group, Ltd.	16,000	17,883

China Shineway Pharmaceutical Group, Ltd.	11,200	27,141
ENN Energy Holdings, Ltd.	4,000	13,597
GCL Poly Energy Holdings, Ltd.	89,000	63,717
Geely Automobile Holdings, Ltd.	51,500	20,623
Golden Eagle Retail Group, Ltd.	16,000	41,616
Hengan International Group Co., Ltd.	4,000	31,057
Hengdeli Holdings, Ltd.	26,000	15,601
Kingboard Chemical Holdings, Ltd.	4,000	21,941
Li Ning Co., Ltd.	14,000	23,903
Parkson Retail Group, Ltd.	35,500	54,761
Sands China, Ltd.†	49,600	139,228
Semiconductor Manufacturing International Corp.†	109,000	9,825
Tencent Holdings, Ltd.	8,300	237,257
Tingyi Cayman Islands Holding Corp.	26,000	69,133
Want Want China Holdings, Ltd.	47,000	42,181
Wynn Macau, Ltd.	30,000	107,388

		1,222,303

CHINA — 0.5%
Agricultural Bank of China†	44,000	26,061
Aluminum Corp of China, Ltd.	14,000	13,160
Anhui Conch Cement Co., Ltd.	12,000	56,475
Bank of China, Ltd.	163,000	90,249
Bank of Communications Co., Ltd.	25,000	26,428
BBMG Corp.	15,000	24,568
Beijing Capital International Airport Co., Ltd.†	62,000	30,576
BYD Co., Ltd., Class H†	5,000	18,059
Changsha Zoomlion Heavy Industry Science and Technology Development Co., Ltd.†	3,400	9,019
China CITIC Bank Corp., Ltd.†	23,000	16,466
China Coal Energy Co., Ltd.	16,000	22,333
China Communications Construction Co., Ltd.	13,000	12,002
China Construction Bank Corp.	129,000	122,086
China COSCO Holdings Co., Ltd.†	92,000	88,372
China Life Insurance Co., Ltd.	22,000	78,184
China Longyuan Power Group Corp.	20,000	20,525
China Merchants Bank Co., Ltd.	10,500	27,040
China Minsheng Banking Corp., Ltd.	20,500	19,665
China National Building Material Co., Ltd.	32,000	67,245
China Oilfield Services, Ltd.	4,000	7,891
China Pacific Insurance Group Co., Ltd.	4,400	18,980
China Petroleum & Chemical Corp.	50,000	50,346
China Railway Group, Ltd.	19,000	10,177
China Shenhua Energy Co., Ltd.	11,000	51,344
China Shipping Container Lines Co., Ltd.†	15,000	5,968
China Shipping Development Co., Ltd.	30,000	31,598
China Telecom Corp., Ltd.	36,000	20,813
Datang International Power Generation Co., Ltd.	310,000	116,556
Dongfeng Motor Group Co., Ltd.	16,000	24,928
Great Wall Motor Co., Ltd.	5,500	9,915
Guangzhou Automobile Group Co., Ltd.	10,000	11,228
Huaneng Power International, Inc.	190,000	104,954
Industrial & Commercial Bank of China†	163,000	137,893
Jiangxi Copper Co., Ltd.	8,000	27,143
PetroChina Co., Ltd.	52,000	74,455
PICC Property & Casualty Co., Ltd.†	10,000	12,876
Ping An Insurance Group Co. of China Ltd.	4,500	49,223
Shandong Weigao Group Medical Polymer Co., Ltd.	12,900	35,048
Tsingtao Brewery Co., Ltd.	4,000	21,220
Weichai Power Co., Ltd.	2,000	13,662
Wumart Stores, Inc.†	7,000	15,773
Yanzhou Coal Mining Co., Ltd.	6,000	23,332
Zijin Mining Group Co., Ltd.	14,000	11,032
ZTE Corp.	8,400	30,177

		1,685,045

DENMARK — 0.9%
AP Moller — Maersk A/S, Series B	69	698,894
DSV A/S	8,396	219,442
Novo Nordisk A/S, Class B	13,565	1,714,787
Novozymes A/S, Class B	2,437	421,082
Vestas Wind Systems A/S†	6,675	237,034

		3,291,239

EGYPT — 0.1%
Egyptian Co. for Mobile Services	1,116	26,762
ElSwedy Electric Co.†	2,273	16,167
Orascom Construction Industries	1,909	78,000
Orascom Telecom Holding SAE†	58,459	41,581
Telecom Egypt	3,291	9,048

		171,558

FINLAND — 1.1%
Fortum Oyj	11,689	402,704
Kesko Oyj, Class B	10,692	555,068
Kone Oyj, Class B	3,724	233,263
Metso Oyj	10,092	618,838
Neste Oil OYJ	3,515	66,536
Nokia Oyj	94,312	868,873
Outokumpu Oyj	6,005	99,972
Rautaruukki Oyj	2,491	64,604
Sampo Oyj, Class A	9,734	327,566
Stora Enso Oyj, Class R	18,946	228,283
UPM-Kymmene OYJ	16,081	329,647
Wartsila Oyj	4,114	161,720

		3,957,074

FRANCE — 7.5%
Accor SA	4,171	185,336
Air Liquide SA	7,447	1,101,689
Alcatel-Lucent†	49,124	316,724
Alstom SA	11,861	788,712
Atos Origin SA†	405	24,957
AXA SA	26,381	591,974

BNP Paribas	23,690	1,874,776
Bouygues SA	14,939	743,796
Cap Gemini SA	2,128	128,960
Carrefour SA†	12,507	592,977
Casino Guichard Perrachon SA	478	50,317
Cie de St. Gobain	4,821	333,003
Cie Generale d’Optique Essilor International SA	4,077	341,304
Cie Generale de Geophysique-Veritas†	10,243	362,218
Cie Generale des Etablissements Michelin, Class B	4,507	451,734
CNP Assurances	4,516	103,644
Credit Agricole SA	16,194	269,600
Danone	10,329	756,602
Dassault Systemes SA	850	69,143
Edenred†	4,171	129,365
EDF SA	2,210	93,045
Eurazeo	532	44,316
Fonciere Des Regions	468	53,097
France Telecom SA	28,334	664,546
GDF Suez	13,862	567,188
Gecina SA	438	63,155
Hermes International	875	205,028
ICADE	400	51,313
Imerys SA	900	69,731
Klepierre	1,744	71,656
L’Oreal SA	1,002	127,055
Lafarge SA	7,973	564,185
Lagardere SCA	3,707	162,770
LVMH Moet Hennessy Louis Vuitton SA	2,596	466,214
Neopost SA	996	95,034
Pernod-Ricard SA	2,302	231,376
Peugeot SA†	3,554	161,394
PPR	2,692	481,461
Publicis Groupe SA	1,844	104,497
Renault SA	3,434	209,249
Safran SA	1,189	46,141
Sanofi-Aventis SA	23,684	1,873,249
Schneider Electric SA	7,648	1,351,411
SCOR SE	3,053	93,265
Societe BIC SA	589	57,264
Societe Generale	14,043	939,319
Societe Television Francaise 1	5,707	107,099
Sodexo	2,147	167,301
Technip SA	6,170	696,003
Thales SA	1,924	84,993
Total SA	68,376	4,377,111
Unibail-Rodamco SE	3,218	752,844
Vallourec SA	1,552	193,531
Veolia Environnement SA	6,038	201,714
Vinci SA	14,625	976,948
Vivendi SA	18,739	587,995

		26,209,329

Germany — 10.2%
Adidas AG	3,179	236,653
Allianz SE	11,505	1,811,419
BASF SE	29,874	3,070,803
Bayer AG	19,595	1,722,523
Bayerische Motoren Werke AG	22,843	2,154,205
Beiersdorf AG	2,716	176,883
Celesio AG	4,040	97,956
Commerzbank AG†	15,495	98,687
Daimler AG (Xetra)	38,814	3,000,370
Deutsche Bank AG	18,469	1,206,371
Deutsche Boerse AG	1,697	141,008
Deutsche Lufthansa AG	8,514	193,193
Deutsche Post AG†	24,338	481,604
Deutsche Postbank AG†	3,649	117,012
Deutsche Telekom AG	77,404	1,285,765
E.ON AG	55,372	1,892,889
Fresenius Medical Care AG & Co. KGaA	8,217	645,773
GEA Group AG	5,130	187,602
Hochtief AG	5,164	488,979
K+S AG	4,968	401,987
Lanxess AG	1,895	173,824
Linde AG	3,776	680,087
MAN SE†	3,841	535,287
Merck KGaA	1,855	196,504
Metro AG	14,397	1,056,717
Muenchener Rueckversicherungs AG	5,289	873,077
Puma AG Rudolf Dassler Sport	273	90,980
RWE AG	8,852	577,611
SAP AG	51,239	3,301,330
Siemens AG	45,185	6,573,449
ThyssenKrupp AG	10,314	474,567
TUI AG†	7,227	92,142
Volkswagen AG	7,497	1,336,944

		35,374,201

HONG KONG — 1.9%
Bank of East Asia, Ltd.	29,674	122,842
Beijing Enterprises Holdings, Ltd.	6,500	34,650
BOC Hong Kong Holdings, Ltd.	68,000	213,642
Cheung Kong Holdings, Ltd.	42,000	660,860
China Agri-Industries Holdings, Ltd.	14,000	16,062
China Merchants Holdings International Co., Ltd.	12,000	55,625
China Mobile, Ltd.	14,000	128,891
China Overseas Land & Investment, Ltd.	10,000	19,263
China Resources Enterprise, Ltd.	16,000	64,072
China Resources Power Holdings Co.	16,000	29,502
China Travel International Investment Hong Kong, Ltd.	298,000	61,010
China Unicom (Hong Kong), Ltd.	12,000	24,537
Citic Pacific, Ltd.	5,000	14,904
CLP Holdings, Ltd.	39,000	321,140
CNOOC, Ltd.	41,000	101,151
Guangdong Investment, Ltd.	92,000	47,621
Hang Lung Group, Ltd.	25,000	168,357
Hang Lung Properties, Ltd.	74,000	329,207
Hang Seng Bank, Ltd.	21,000	328,807

Henderson Land Development Co., Ltd.	32,060	219,410
Hong Kong & China Gas Co., Ltd.	66,400	164,840
Hong Kong Exchanges and Clearing, Ltd.	18,600	424,390
Hopewell Holdings, Ltd.	17,000	51,331
Hutchison Whampoa, Ltd.	53,000	606,007
Hysan Development Co., Ltd.	19,000	88,685
Lenovo Group, Ltd.	80,000	46,766
Link REIT	39,580	124,607
MTR Corp.	31,311	114,096
New World Development, Ltd.	77,305	135,573
Power Assets Holdings, Ltd.	29,000	203,322
Sino Land Co., Ltd.	80,472	141,956
Sun Hung Kai Properties, Ltd.	42,389	664,251
Swire Pacific, Ltd., Class A	23,500	358,873
Wharf Holdings, Ltd.	48,100	353,028
Wheelock & Co., Ltd.	28,000	115,912

		6,555,190

INDONESIA — 0.5%
Adaro Energy Tbk PT	188,000	48,295
Astra International Tbk PT	35,500	232,756
Bank Central Asia PT	215,500	186,210
Bank Danamon Indonesia Tbk PT	54,500	39,456
Bank Mandiri Tbk PT	165,500	138,174
Bank Negara Indonesia Persero Tbk PT	141,500	66,917
Bank Rakyat Indonesia Persero Tbk PT	199,000	149,877
Bumi Resources Tbk PT	326,500	130,577
Charoen Pokphand Indonesia Tbk PT	151,500	34,142
Gudang Garam Tbk PT	10,500	49,778
Indo Tambangraya Megah PT	7,893	43,133
Indocement Tunggal Prakarsa Tbk PT	26,000	51,612
Indofood Sukses Makmur Tbk PT	82,000	53,141
Kalbe Farma Tbk PT	93,500	39,031
Perusahaan Gas Negara PT	192,500	89,911
Semen Gresik (Persero) PT	64,500	71,550
Tambang Batubara Bukit Asam Tbk PT	15,000	39,059
Telekomunikasi Indonesia Tbk PT	174,000	156,446
Unilever Indonesia Tbk PT	25,500	45,557
United Tractors Tbk PT	27,000	73,301

		1,738,923

IRELAND — 0.1%
James Hardie Industries SE	22,203	143,587

ISLE OF MAN — 0.1%
Genting Singapore PLC†	217,000	384,698

ITALY — 0.0%
ENI SpA	905	24,195
Saipem SpA	118	6,699

		30,894

JAPAN — 16.4%
77 Bank, Ltd.	9,000	41,386
Advantest Corp.	5,200	102,378
Aeon Co., Ltd.	10,000	120,076
Aeon Credit Service Co., Ltd.	2,100	28,375
Aeon Mall Co., Ltd.	2,900	68,929
Aisin Seiki Co., Ltd.	4,800	168,590
Ajinomoto Co., Inc.	15,000	165,136
Amada Co., Ltd.	8,000	63,811
Asahi Breweries, Ltd.	11,900	221,965
Asahi Glass Co., Ltd.	32,200	407,288
Asahi Kasei Corp.	30,000	204,894
Astellas Pharma, Inc.	11,101	422,882
Bank of Kyoto, Ltd.	8,000	73,772
Bank of Yokohama, Ltd.	34,000	167,663
Benesse Holdings, Inc.	1,500	62,319
Bridgestone Corp.	33,300	726,635
Canon, Inc.	17,500	819,824
Casio Computer Co., Ltd.	8,900	70,441
Central Japan Railway Co.	40	301,301
Chiba Bank, Ltd.	17,000	99,969
Chubu Electric Power Co., Inc.	6,200	135,519
Chugai Pharmaceutical Co., Ltd.	5,705	93,894
Citizen Holdings Co., Ltd.	10,900	65,576
Credit Saison Co., Ltd.	2,800	46,704
Dai Nippon Printing Co., Ltd.	11,400	135,763
Daicel Chemical Industries, Ltd.	6,000	38,464
Daiichi Sankyo Co., Ltd.	26,300	513,906
Daikin Industries, Ltd.	12,700	401,753
Daito Trust Construction Co., Ltd.	2,800	222,647
Daiwa House Industry Co., Ltd.	17,400	208,719
Daiwa Securities Group, Inc.	46,000	197,349
Denki Kagaku Kogyo KK	12,000	61,394
Denso Corp.	28,309	944,390
Dowa Holdings Co., Ltd.	15,000	97,639
East Japan Railway Co.	9,200	507,551
Eisai Co., Ltd.	5,100	184,849
FamilyMart Co., Ltd.	1,500	54,071
FANUC Corp.	8,000	1,326,512
Fast Retailing Co., Ltd.	3,800	595,426
Fuji Media Holdings, Inc.	13	17,261
FUJIFILM Holdings Corp.	21,800	674,573
Fujitsu, Ltd.	84,400	479,670
Fukuoka Financial Group, Inc.	17,000	69,999
Furukawa Electric Co., Ltd.	16,600	65,487
Hirose Electric Co., Ltd.	700	72,490
Hitachi Construction Machinery Co., Ltd.	4,500	109,067
Hitachi, Ltd.	90,800	490,297
Hokuhoku Financial Group, Inc.	32,000	60,753
Honda Motor Co., Ltd.	44,404	1,746,271
Hoya Corp.	11,300	241,421
Ibiden Co., Ltd.	5,500	184,904
IHI Corp.	31,000	77,963
Inpex Corp.	49	372,114
Isetan Mitsukoshi Holdings, Ltd.	6,940	66,735
ITOCHU Corp.	42,700	441,661
ITOCHU Techno-Solutions Corp.	1,200	42,014
J. Front Retailing Co., Ltd.	8,500	36,572
Japan Real Estate Investment Corp.	17	168,292
Japan Retail Fund Investment Corp.	55	88,757

Japan Tobacco, Inc.	206	797,436
JFE Holdings, Inc.	10,000	271,960
JGC Corp.	21,000	517,525
Joyo Bank, Ltd.	21,000	84,140
JS Group Corp.	6,200	148,589
JSR Corp.	4,200	87,247
JX Holdings, Inc.	57,800	400,464
Kajima Corp.	34,800	99,104
Kaneka Corp.	7,000	51,002
Kansai Electric Power Co., Inc.	10,700	224,513
Kao Corp.	15,600	389,255
Kawasaki Heavy Industries, Ltd.	30,000	123,158
Kawasaki Kisen Kaisha, Ltd.	69,000	229,674
Keikyu Corp.	11,000	76,213
Keio Corp.	5,000	27,985
Keyence Corp.	2,100	547,815
Kikkoman Corp.	3,000	29,662
Kintetsu Corp.	40,500	121,328
Kirin Holdings Co., Ltd.	28,800	400,498
Kobe Steel, Ltd.	52,000	127,572
Komatsu, Ltd.	43,600	1,526,524
Konami Corp.	3,200	62,962
Konica Minolta Holdings, Inc.	13,000	113,949
Kubota Corp.	58,000	550,576
Kuraray Co., Ltd.	8,500	123,337
Kurita Water Industries, Ltd.	1,800	52,370
Kyocera Corp.	7,300	800,062
Kyowa Hakko Kirin Co., Ltd.	6,016	59,778
Kyushu Electric Power Co., Inc.	3,100	57,173
Lawson, Inc.	1,400	68,434
Mabuchi Motor Co., Ltd.	700	34,476
Makita Corp.	2,300	105,055
Marubeni Corp.	52,200	377,109
Marui Group Co., Ltd.	10,000	68,791
Matsui Securities Co., Ltd.	5,100	24,961
MEIJI Holdings Co., Ltd.	800	34,124
Minebea Co., Ltd.	12,000	64,501
Mitsubishi Chemical Holdings Corp.	33,500	225,908
Mitsubishi Corp.	52,900	1,421,058
Mitsubishi Electric Corp.	87,800	964,431
Mitsubishi Estate Co., Ltd.	40,000	694,323
Mitsubishi Heavy Industries, Ltd.	91,400	433,816
Mitsubishi Logistics Corp.	2,000	22,067
Mitsubishi Materials Corp.	50,000	171,978
Mitsubishi UFJ Financial Group, Inc.	167,211	797,764
Mitsui & Co., Ltd.	44,900	792,662
Mitsui Chemicals, Inc.	15,000	54,922
Mitsui Fudosan Co., Ltd.	28,000	478,087
Mitsui Mining & Smelting Co., Ltd.	30,000	106,515
Mitsui O.S.K. Lines, Ltd.	23,000	127,597
Mizuho Financial Group, Inc.	389,800	615,107
Mizuho Securities Co., Ltd.†	21,000	53,073
MS&AD Insurance Group Holdings	8,700	202,605
Murata Manufacturing Co., Ltd.	5,500	396,659
Namco Bandai Holdings, Inc.	2,100	23,093
NEC Corp.†	61,800	128,758
NGK Insulators, Ltd.	17,400	299,027
NGK Spark Plug Co., Ltd.	5,000	69,346
Nidec Corp.	3,000	260,371
Nikon Corp.	5,800	120,912
Nintendo Co., Ltd.	3,200	756,260
Nippon Building Fund, Inc.	20	200,949
Nippon Electric Glass Co., Ltd.	18,000	271,392
Nippon Express Co., Ltd.	22,400	88,645
Nippon Meat Packers, Inc.	6,400	88,211
Nippon Paper Group, Inc.	2,000	39,869
Nippon Sheet Glass Co., Ltd.	12,000	35,209
Nippon Steel Corp.	209,000	649,300
Nippon Telegraph & Telephone Corp.	6,800	313,949
Nippon Yusen KK	30,000	110,214
Nishi-Nippon City Bank, Ltd.	18,000	50,595
Nissan Chemical Industries, Ltd.	5,500	56,956
Nissan Motor Co., Ltd.	51,400	490,459
Nisshin Seifun Group, Inc.	4,500	55,976
Nisshinbo Holdings, Inc.	2,000	19,700
Nissin Foods Holdings Co., Ltd.	1,900	67,179
Nitto Denko Corp.	5,300	281,286
NKSJ Holdings, Inc.	24,000	153,264
Nomura Holdings, Inc.	67,100	340,815
Nomura Research Institute, Ltd.	3,600	77,135
NSK, Ltd.	17,000	150,059
NTN Corp.	15,000	71,565
NTT Data Corp.	40	131,270
NTT DoCoMo, Inc.	90	165,654
Obayashi Corp.	23,000	96,690
Obic Co., Ltd.	290	53,806
OJI Paper Co., Ltd.	27,800	124,409
Olympus Corp.	3,500	98,465
Omron Corp.	6,000	163,989
Oracle Corp.	1,300	56,173
Oriental Land Co., Ltd.	1,600	135,314
ORIX Corp.	460	44,857
Osaka Gas Co., Ltd.	30,200	110,949
Panasonic Corp.	71,200	876,011
Resona Holdings, Inc.	10,200	48,036
Rohm Co., Ltd.	3,800	228,614
SBI Holdings, Inc.	288	30,818
Secom Co., Ltd.	3,200	158,392
Seiko Epson Corp.	3,900	67,841
Sekisui Chemical Co., Ltd.	12,000	99,710
Sekisui House, Ltd.	24,400	233,727
Seven & I Holdings Co., Ltd.	28,400	708,293
Sharp Corp.	20,800	190,012
Shimamura Co., Ltd.	600	55,995
Shimano, Inc.	4,000	213,524
Shimizu Corp.	24,000	101,190
Shin-Etsu Chemical Co., Ltd.	14,848	768,805
Shinsei Bank, Ltd.	28,000	33,483
Shionogi & Co., Ltd.	5,800	93,812
Shiseido Co., Ltd.	15,100	249,634
Shizuoka Bank, Ltd.	17,000	154,250
Showa Denko KK	20,000	39,697
Showa Shell Sekiyu KK	5,800	62,923
SMC Corp.	2,800	509,154
Softbank Corp.	31,000	1,295,568

Sony Corp.	23,947	667,204
Stanley Electric Co., Ltd.	1,700	28,440
Sumitomo Chemical Co., Ltd.	32,400	171,756
Sumitomo Corp.	28,000	382,124
Sumitomo Electric Industries, Ltd.	17,200	237,702
Sumitomo Heavy Industries, Ltd.	13,000	84,621
Sumitomo Metal Industries, Ltd.	151,000	316,464
Sumitomo Metal Mining Co., Ltd.	34,400	609,416
Sumitomo Mitsui Financial Group, Inc.	24,700	759,742
Sumitomo Mitsui Trust Holdings, Inc.	123,898	421,572
Sumitomo Realty & Development Co., Ltd.	12,000	245,725
Suzuki Motor Corp.	8,200	193,893
T&D Holdings, Inc.	5,300	130,091
Taisei Corp.	32,000	74,561
Taisho Pharmaceutical Co., Ltd.	4,412	103,562
Takashimaya Co., Ltd.	9,000	61,357
Takeda Pharmaceutical Co., Ltd.	22,001	1,063,230
TDK Corp.	3,300	169,241
Teijin, Ltd.	24,800	118,015
Terumo Corp.	7,300	404,981
THK Co., Ltd.	1,300	32,967
Tobu Railway Co., Ltd.	20,200	78,444
Toho Co., Ltd.	2,200	33,035
Tohoku Electric Power Co., Inc.	6,200	91,034
Tokio Marine Holdings, Inc.	21,571	598,079
Tokyo Electron, Ltd.	7,500	431,332
Tokyo Gas Co., Ltd.	32,400	143,396
Tokyu Corp.	28,000	115,293
Tokyu Land Corp.	21,000	90,094
TonenGeneral Sekiyu KK	9,000	111,397
Toppan Printing Co., Ltd.	10,200	79,724
Toray Industries, Inc.	30,100	220,791
Toshiba Corp.	78,000	410,602
Tosoh Corp.	16,000	61,542
TOTO, Ltd.	13,200	102,684
Toyo Seikan Kaisha, Ltd.	5,100	86,074
Toyota Boshoku Corp.	3,100	48,077
Toyota Industries Corp.	2,150	64,939
Toyota Motor Corp.	56,000	2,229,920
Trend Micro, Inc.	3,200	90,775
Unicharm Corp.	5,200	205,782
UNY Co., Ltd.	3,900	33,992
Ushio, Inc.	1,600	32,389
USS Co., Ltd.	670	51,294
West Japan Railway Co.	12	43,420
Yahoo Japan Corp.	474	172,911
Yakult Honsha Co., Ltd.	2,400	66,335
Yamada Denki Co., Ltd.	2,540	175,982
Yamaha Corp.	3,200	39,963
Yamaha Motor Co., Ltd.†	1,100	20,843
Yamato Holdings Co., Ltd.	6,100	96,860
Yamazaki Baking Co., Ltd.	2,000	25,643
Yokogawa Electric Corp.†	6,900	55,632

		57,170,456

JERSEY — 0.8%
Charter International PLC	29,682	407,046
Experian PLC	14,648	197,329
Petrofac, Ltd.	5,016	126,515
Randgold Resources, Ltd.	5,442	474,500
Shire PLC	94	2,905
Wolseley PLC	1,665	60,295
WPP PLC	107,970	1,409,417

		2,678,007

LUXEMBOURG — 0.4%
ArcelorMittal	22,451	826,012
Millicom International Cellular SA SDR	600	64,990
Oriflame Cosmetics SA SDR	6,724	379,796
Tenaris SA	226	5,701

		1,276,499

MAURITIUS — 0.0%
Golden Agri-Resources, Ltd.	97,683	53,069

MEXICO — 0.5%
Alfa SA, Class A	2,900	43,103
America Movil SA de CV	187,800	538,030
Cemex SA de CV†	92,100	79,685
Fomento Economico Mexicano SAB de CV	21,100	132,685
Grupo Bimbo SAB de CV, Class A	17,600	38,910
Grupo Elektra SA de CV	730	33,292
Grupo Financiero Banorte SAB de CV	15,700	78,420
Grupo Financiero Inbursa SA	8,500	44,487
Grupo Mexico SA de CV, Class B	36,600	126,730
Grupo Modelo SAB de CV, Class C	6,500	41,191
Grupo Televisa SA†	25,100	118,788
Industrias Penoles SAB de CV	1,035	40,279
Kimberly-Clark de Mexico SAB de CV, Class A	5,900	36,389
Mexichem SAB de CV	8,200	31,164
Minera Frisco SAB de CV†	6,300	27,134
Telefonos de Mexico SA de CV	62,400	58,542
Wal-Mart de Mexico SAB de CV, Series V	68,200	213,279

		1,682,108

NETHERLANDS — 2.6%
Aegon NV†	40,601	322,390
Akzo Nobel NV	6,809	528,865
ASML Holding NV	13,061	540,798
Corio NV	1,473	104,309
European Aeronautic Defence and Space Co., NV†	4,651	143,908
Fugro NV	1,685	154,561
Heineken NV	18,905	1,131,666
ING Groep NV†	23,991	316,255
Koninklijke Ahold NV	46,829	657,471
Koninklijke DSM NV	4,158	286,684
Koninklijke KPN NV	41,303	655,500
Koninklijke Philips Electronics NV	58,689	1,740,283
Reed Elsevier NV	18,448	241,738
SBM Offshore NV	3,873	113,324
STMicroelectronics NV	15,622	184,483

TNT NV	20,656	508,636
Unilever NV	36,504	1,201,389
Wolters Kluwer NV	11,584	269,890

		9,102,150

NORWAY — 1.6%
DnB NOR ASA	37,297	606,380
Norsk Hydro ASA	46,673	413,657
Orkla ASA	47,240	478,559
Renewable Energy Corp. ASA†	5,000	17,649
Statoil ASA	43,008	1,258,287
Telenor ASA	74,613	1,289,153
Yara International ASA	23,365	1,368,518

		5,432,203

PHILIPPINES — 0.5%
Aboitiz Equity Ventures, Inc.	170,000	157,452
Aboitiz Power Corp.	145,900	107,525
Alliance Global Group, Inc.	322,400	89,317
Ayala Corp.	14,750	134,718
Ayala Land, Inc.	424,900	163,171
Bank of the Philippine Islands	143,600	197,236
Energy Development Corp.	617,000	97,285
Manila Electric Co.	22,770	130,312
Metropolitan Bank & Trust	84,600	135,664
Philippine Long Distance Telephone Co.	3,760	218,345
SM Investments Corp.	14,790	200,033
SM Prime Holdings, Inc.	426,000	119,411

		1,750,469

POLAND — 0.6%
Asseco Poland SA	2,834	56,687
Bank Handlowy w Warszawie SA	1,853	69,801
Bank Pekao SA	5,242	343,582
Bank Zachodni WBK SA	1,163	102,951
BRE Bank SA†	409	53,307
Getin Holding SA†	13,398	75,249
Globe Trade Centre SA†	5,152	40,173
Kghm Polska Miedz SA	4,801	353,198
PBG SA†	377	23,290
Polski Koncern Naftowy Orlen SA†	11,808	245,972
Polskie Gornictwo Naftowe I Gazownictwo SA	45,642	66,881
Powszechna Kasa Oszczednosci Bank Polski SA	21,505	370,203
Telekomunikacja Polska SA	27,617	182,574

		1,983,868

RUSSIA — 0.5%
Gazprom OAO ADR†	36,290	619,107
Lukoil OAO ADR	3,708	258,448
Mining & Metallurgical Co. Norilsk Nickel ADR†	9,258	255,521
Mobile Telesystems OJSC ADR	3,800	80,370
NovaTek OAO GDR	613	86,127
Polyus Gold Co. ADR	1,852	67,505
Rosneft Oil Co. GDR†	12,053	107,573
Surgutneftegaz ADR†	11,500	121,095
Tatneft ADR	2,985	134,594
VTB Bank OJSC GDR	20,701	133,935

		1,864,275

SINGAPORE — 1.6%
Ascendas Real Estate Investment Trust	46,000	76,288
CapitaLand, Ltd.	75,000	208,325
CapitaMall Trust	66,004	101,914
City Developments, Ltd.	16,983	164,273
ComfortDelGro Corp., Ltd.	54,481	68,099
DBS Group Holdings, Ltd.	63,947	782,587
Fraser and Neave, Ltd.	32,000	163,915
Jardine Cycle & Carriage, Ltd.	2,025	61,012
Keppel Corp., Ltd.	46,200	449,148
Olam International, Ltd.	13,000	30,481
Oversea-Chinese Banking Corp., Ltd.	119,901	935,464
SembCorp Industries, Ltd.	34,370	151,626
SembCorp Marine, Ltd.	29,800	138,039
Singapore Airlines, Ltd.	17,810	204,865
Singapore Airlines, Ltd. 200	4,000	46,011
Singapore Exchange, Ltd.	19,008	121,124
Singapore Press Holdings, Ltd.	26,952	87,634
Singapore Technologies Engineering, Ltd.	40,000	102,937
Singapore Telecommunications, Ltd.	177,560	452,585
Singapore Telecommunications, Ltd. - 10	59,000	149,904
United Overseas Bank, Ltd.	56,059	898,556
Wilmar International, Ltd.	33,000	142,078

		5,536,865

SOUTH KOREA — 0.8%
Amorepacific Corp.	15	15,117
Cheil Industries, Inc.	314	34,575
Daewoo Securities Co., Ltd.	800	16,834
Doosan Heavy Industries and Construction Co., Ltd.	422	23,548
GS Engineering & Construction Corp.	272	32,742
Hana Financial Group, Inc.	840	35,586
Hynix Semiconductor, Inc.	2,000	63,080
Hyundai Engineering & Construction Co. Ltd.	330	27,683
Hyundai Heavy Industries Co., Ltd.	185	92,358
Hyundai Mobis	259	86,764
Hyundai Motor Co.	620	142,612
Hyundai Steel Co.	331	42,006
Industrial Bank of Korea	1,350	25,888
KB Financial Group, Inc.	1,570	84,239
Kia Motors Corp.	930	66,735
Korea Electric Power Corp.†	1,120	26,755
Korea Exchange Bank	2,260	19,212
Korean Air Lines Co., Ltd.	162	9,902
KT Corp.	930	33,411
KT&G Corp.	489	28,930
LG Chemical Co., Ltd.	194	95,945
LG Corp.	752	69,120

LG Display Co., Ltd.	990	35,567
LG Electronics, Inc.	403	38,734
LG Household & Health Care, Ltd.	40	16,087
Lotte Shopping Co., Ltd.	57	25,983
NCsoft Corp.	68	17,989
NHN Corp†	184	36,486
OCI Co., Ltd.	78	46,582
POSCO	261	113,981
S-Oil Corp.	320	47,627
Samsung Corp.	643	46,501
Samsung Electro-Mechanics Co., Ltd.	255	24,628
Samsung Electronics Co., Ltd.	1,204	1,003,287
Samsung Engineering Co., Ltd.	156	34,573
Samsung Fire & Marine Insurance Co. Ltd.	167	35,842
Samsung Heavy Industries Co., Ltd.	990	44,805
Samsung SD Co., Ltd.	159	28,413
Samsung Securities Co. Ltd.	315	26,278
Samsung Techwin Co., Ltd.	172	14,140
Shinhan Financial Group Co., Ltd.	1,740	85,242
Shinsegae Co. Ltd.(1)	140	35,273
SK Innovation Co., Ltd.	279	60,400
SK Telecom Co., Ltd.	217	32,905
Woori Finance Holdings Co., Ltd.	1,040	14,169

		2,938,534

SPAIN — 0.8%
Banco Bilbao Vizcaya Argentaria SA	61,472	788,487
Banco Santander SA	119,705	1,528,690
Repsol YPF SA	308	10,999
Telefonica SA	12,307	330,847

		2,659,023

SWEDEN — 3.7%
Alfa Laval AB	10,898	244,023
Assa Abloy AB, Class B	9,316	279,675
Atlas Copco AB, Class A	29,059	853,142
Atlas Copco AB, Class B	13,657	361,854
Electrolux AB, Class B	4,657	118,459
Getinge AB, Class B	16,483	438,095
Hennes & Mauritz AB, Class B	40,020	1,414,041
Holmen AB, Class B	1,750	64,585
Husqvarna AB, Class B	3,596	28,280
Investor AB, Class B	17,947	447,008
Kinnevik Investment AB, Class B	1,465	37,822
Lundin Petroleum AB†	6,728	102,271
Nordea Bank AB	95,563	1,090,463
Ratos AB, Class B Series B	590	24,381
Sandvik AB	33,991	721,172
Scania AB, Class B	2,145	55,733
Securitas AB, Class B	2,326	29,140
Skandinaviska Enskilda Banken AB, Class A	11,785	113,316
Skanska AB, Class B	35,238	756,960
SKF AB, Class B	11,933	376,606
SSAB AB, Class A	4,852	86,722
Svenska Cellulosa AB, Class B	23,071	353,561
Svenska Handelsbanken AB, Class A	22,563	783,037
Swedbank AB, Class A	4,763	90,334
Swedish Match AB	10,138	359,720
Tele2 AB, Class B	5,785	145,237
Telefonaktiebolaget LM Ericsson, Class B	129,932	1,972,919
TeliaSonera AB	59,673	487,264
Volvo AB, Class A	14,451	282,924
Volvo AB, Class B	35,787	702,420

		12,821,164

SWITZERLAND — 7.5%
ABB, Ltd.†	85,538	2,361,442
Baloise Holding AG	1,163	128,602
Cie Financiere Richemont SA, Class A	19,881	1,284,795
Credit Suisse Group AG†	19,017	864,229
GAM Holding AG†	5,412	106,676
Geberit AG†	944	220,994
Givaudan SA†	182	202,409
Holcim, Ltd.†	8,766	763,098
Julius Baer Group, Ltd.†	5,412	252,894
Logitech International SA†	6,025	83,445
Lonza Group AG†	861	73,957
Nestle SA	117,140	7,272,160
Novartis AG	66,256	3,933,232
Pargesa Holding SA	148	15,211
Roche Holding AG	17,030	2,762,207
Schindler Holding AG (Participation Certificate)	2,016	260,798
Straumann Holding AG	1,366	357,055
Swatch Group AG†	831	73,733
Swatch Group AG, Class B†	1,870	919,867
Swiss Life Holding AG†	583	106,355
Swiss Reinsurance Co., Ltd.†	8,349	497,562
Swisscom AG	462	211,986
Syngenta AG†	3,977	1,407,352
Transocean, Ltd.	115	8,429
UBS AG†	58,313	1,165,586
Zurich Financial Services AG†	2,884	810,187

		26,144,261

THAILAND — 0.5%
Bangkok Bank PCL	32,900	187,370
Bangkok Bank PCL (Foreign Shares)	59,400	338,291
Bank of Ayudhya PCL	132,300	127,425
Kasikornbank PCL	41,700	176,719
Kasikornbank PCL (Foreign Shares)	81,600	355,377
Krung Thai Bank PCL	183,400	120,423
Siam Commercial Bank PCL	106,800	415,035
Univest Land PCL†(1)(3)	22,500	0

		1,720,640

UNITED KINGDOM — 18.0%
3i Group PLC	10,941	51,189
Admiral Group PLC	4,169	117,826
Aggreko PLC	26,559	792,764

AMEC PLC	8,052	161,396
Anglo American PLC	42,899	2,236,036
Antofagasta PLC	158	3,608
ARM Holdings PLC	71,368	739,695
AstraZeneca PLC	34,308	1,713,460
Aviva PLC	54,259	404,942
BAE Systems PLC	71,228	390,121
Balfour Beatty PLC	35,028	191,793
Barclays PLC	146,377	690,226
BG Group PLC	114,300	2,927,773
BHP Billiton PLC	61,075	2,575,409
BP PLC	465,572	3,597,104
British American Tobacco PLC	50,864	2,218,323
British Land Co. PLC	23,149	232,195
British Sky Broadcasting Group PLC	57,765	812,427
BT Group PLC	194,314	635,513
Bunzl PLC	8,471	105,273
Burberry Group PLC	7,286	157,604
Cairn Energy PLC†	260	1,963
Capita Group PLC	4,409	54,203
Capital Shopping Centres Group PLC	12,603	85,448
Carnival PLC	4,311	173,901
Centrica PLC	48,964	262,454
Cobham PLC	24,894	94,848
Compass Group PLC	51,969	507,383
Diageo PLC	73,948	1,504,462
FirstGroup PLC	14,827	80,416
GlaxoSmithKline PLC	129,483	2,823,560
Hammerson PLC	18,529	145,496
Home Retail Group PLC	14,476	53,172
HSBC Holdings PLC	514,999	5,637,937
Imperial Tobacco Group PLC	20,731	729,612
Intercontinental Hotels Group PLC	8,524	186,661
International Power PLC	7,089	39,147
Invensys PLC	17,218	97,957
Investec PLC	3,744	30,099
J Sainsbury PLC	26,876	156,360
Johnson Matthey PLC	5,283	176,754
Kingfisher PLC	20,793	95,338
Land Securities Group PLC	20,383	267,267
Legal & General Group PLC	126,898	260,292
Lloyds Banking Group PLC†	200,031	197,967
Man Group PLC, Class B	42,579	177,591
Marks & Spencer Group PLC	28,252	183,100
National Grid PLC	58,327	598,199
Next PLC	4,413	164,895
Old Mutual PLC	118,356	274,797
Pearson PLC	22,892	440,115
Prudential PLC	53,149	686,249
Reckitt Benckiser Group PLC	16,914	939,106
Reed Elsevier PLC	31,282	276,935
Rexam PLC	16,605	108,337
Rio Tinto PLC	42,221	3,074,839
Rolls-Royce Group PLC†	41,613	445,896
Rolls-Royce Group PLC† (C-Shares Entitlement)	3,994,848	6,673
Royal Bank of Scotland Group PLC†	345,971	239,652
Royal Dutch Shell PLC, Class A	130,301	5,054,881
Royal Dutch Shell PLC, Class B	89,072	3,462,143
RSA Insurance Group PLC	80,537	185,106
SABMiller PLC	34,219	1,277,189
Sage Group PLC	42,804	203,768
Schroders PLC	1,774	56,242
Scottish & Southern Energy PLC	24,881	564,384
Segro PLC	19,601	106,439
Severn Trent PLC	8,323	208,674
Smith & Nephew PLC	68,594	753,337
Smiths Group PLC	9,774	217,462
Standard Chartered PLC	62,048	1,719,418
Standard Life PLC	45,221	170,784
Tesco PLC	151,273	1,019,685
Tullow Oil PLC	445	10,652
Unilever PLC	29,753	965,134
United Utilities Group PLC	3,984	42,024
Vodafone Group PLC	1,205,256	3,454,650
Whitbread PLC	4,899	137,475
WM Morrison Supermarkets PLC	308	1,517
Xstrata PLC	45,254	1,150,102

		62,794,824

UNITED STATES — 0.3%
Synthes, Inc.*	6,362	1,095,882

TOTAL COMMON STOCK (COST $255,978,722)		308,087,587

Preferred Stock — 1.0%

BRAZIL — 0.5%
Bradespar SA	2,187	56,580
Centrais Eletricas Brasileiras SA, Class B†	3,173	57,704
Cia Energetica de Minas Gerais	2,565	52,500
Companhia De Bebidas Das Americas	8,800	280,244
Gerdau SA	3,861	46,385
Itau Unibanco Holding SA	15,051	354,940
Itausa — Investimentos Itau SA	17,250	133,224
Metalurgica Gerdau SA	1,777	25,900
Petroleo Brasileiro SA	25,444	414,039
Tele Norte Leste Participacoes SA	3,117	52,049
Ultrapar Participacoes SA	2,400	41,876
Usinas Siderurgicas de Minas Gerais SA, Class A	1,956	20,080
Vivo Participacoes SA	1,091	44,106

		1,579,627

GERMANY — 0.5%
Henkel AG & Co. KGaA	3,111	211,869
Porsche Automobil Holding SE	7,036	509,918
RWE AG	754	45,883

Volkswagen AG	4,641	914,245

		1,681,915

SOUTH KOREA — 0.0%
Samsung Electronics Co., Ltd.	81	47,618

TOTAL PREFERRED STOCK (cost $2,641,679)		3,309,160

Rights — 0.0%

AUSTRALIA — 0.0%
Leighton Holdings Ltd. (Expires 05/06/11)	120	234

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $258,620,401)		311,396,981

Repurchase Agreement — 6.8%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 04/30/11 to be repurchased 05/02/11 in the amount of $23,679,000 and collateralized by $24,155,000 of United States Treasury Bills, bearing interest at 0.02%, due 07/21/11 and having an approximate value of $24,153,608 (cost $23,679,000)	$23,679,000	23,679,000

TOTAL INVESTMENTS — (cost $282,299,401)(2)	96.3%	335,075,981
Other assets less liabilities	3.7	12,945,595

NET ASSETS —	100.0%	$348,021,576

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2011, the aggregate value of these securities was $1,085,882 representing 0.3% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; See Note 1.

(2)	See Note 4 for cost of investments on a tax basis.

(3)	Illiquid Security at April 30, 2011 the aggregate value of these securities was $0 representing 0.0% of net assets.

ADR	— American Depository Receipt

GDR	— Global Depository Receipt

PPS	— Price Protected Shares

SDR	— Swedish Depository Receipt

OTC	— Over The Counter
Open Futures Contracts

						Unrealized
Number of			Expiration	Value at	Value as of	Appreciation
Contracts	Type	Description	Month	Trade Date	April 30, 2011	(Depreciation)

31	Long	DAX Index Future	June 2011	$8,055,513	$8,657,344	$601,831
191	Long	Dow Jones Euro Stoxx 50 Future	June 2011	8,087,970	8,350,843	262,873
23	Long	Financial Times Stock Exch. 100 Index	June 2011	2,231,398	2,314,431	83,033
20	Long	Hang Seng China Enterprise Index	May 2011	1,737,646	1,688,681	(48,965)
89	Long	Toyko Price Index	June 2011	10,268,470	9,361,776	(906,694)

						$(7,922)

Open Forward Foreign Currency Contracts

					Delivery	Unrealized	Unrealized
Counterparty	Contract to Deliver		In Exchange For		Date	Appreciation	(Depreciation)

Bank af America N.A.	USD	250,744	GBP	154,221	5/12/2011	$6,833	$—

Goldman Sachs International	USD	8,623,615	AUD	8,253,649	5/12/2011	412,945	—
	USD	1,282,169	EUR	885,115	5/12/2011	28,495	—

						441,440	—

JPMorgan Chase Bank N.A.	USD	2,732,432	EUR	1,886,271	5/12/2011	60,729	—

Mellon Bank NA	HKD	87,805,207	USD	11,294,945	5/12/2011	—	(11,388)
	USD	3,105,789	EUR	2,151,098	5/12/2011	79,524	—
	USD	1,649,611	HKD	12,824,489	5/12/2011	1,748	—
	USD	7,930,957	JPY	662,766,317	5/12/2011	239,949	—

						321,221	(11,388)

Northern Trust Company	USD	193,236	EUR	133,396	5/12/2011	4,295	—

State Street Bank & Trust Company	GBP	514,593	USD	836,199	5/12/2011	—	(23,266)
	USD	6,090,136	GBP	3,745,863	5/12/2011	166,138	—

						166,138	(23,266)

UBS AG	EUR	3,975,300	USD	5,667,500	5/12/2011	—	(219,060)
	GBP	103,681	USD	171,840	5/12/2011	—	(1,327)
	USD	15,030,747	EUR	10,375,592	5/12/2011	333,264	—
	USD	314,367	GBP	193,360	5/12/2011	8,580	—

						341,844	(220,387)

Net Unrealized Appreciation/(Depreciation)		.				$1,342,500	$(255,041)

AUD— Australian Dollar
EUR —Euro Dollar
GBP —British Pound
HKD— Hong Kong Dollar
JPY —Japanese Yen
USD —United States Dollar

Industry Allocation*

Repurchase Agreements	6.8%
Banks-Commercial	6.7
Oil Companies-Integrated	6.6
Medical-Drugs	4.9
Diversified Minerals	4.6
Auto-Cars/Light Trucks	4.4
Diversified Banking Institutions	4.0
Food-Misc.	3.1
Chemicals-Diversified	2.6
Diversified Manufacturing Operations	2.1
Telephone-Integrated	1.9
Electric-Integrated	1.6
Metal-Diversified	1.5
Brewery	1.4
Real Estate Operations & Development	1.4
Electronic Components-Misc.	1.3
Cellular Telecom	1.3
Insurance-Multi-line	1.2
Tobacco	1.1
Gold Mining	1.1
Diversified Operations	1.1
Telecom Services	1.1
Steel-Producers	1.0
Food-Retail	1.0
Engineering/R&D Services	1.0
Import/Export	0.9
Enterprise Software/Service	0.9
Agricultural Chemicals	0.9
Machinery-Construction & Mining	0.9
Machinery-General Industrial	0.8
Wireless Equipment	0.8
Multimedia	0.8
Medical Products	0.7
Retail-Apparel/Shoe	0.7
Retail-Jewelry	0.7
Electronic Components-Semiconductors	0.7
Real Estate Investment Trusts	0.6
Insurance-Life/Health	0.6
Building Products-Cement	0.6
Electric Products-Misc.	0.6
Audio/Video Products	0.6
Auto/Truck Parts & Equipment-Original	0.6
Building & Construction-Misc.	0.5
Building-Heavy Construction	0.5
Industrial Gases	0.5
Beverages-Wine/Spirits	0.5
Cosmetics & Toiletries	0.5
Power Converter/Supply Equipment	0.5
Gas-Distribution	0.5
Insurance-Property/Casualty	0.5
Metal Processors & Fabrication	0.5
Oil Companies-Exploration & Production	0.4
Insurance-Reinsurance	0.4
Industrial Automated/Robotic	0.4
Soap & Cleaning Preparation	0.4
Transport-Rail	0.3
Transport-Marine	0.3
Oil-Field Services	0.3
Rubber-Tires	0.3
Paper & Related Products	0.3
Real Estate Management/Services	0.3
Oil & Gas Drilling	0.3
Semiconductor Equipment	0.3
Building & Construction Products-Misc.	0.3
Machinery-Electrical	0.3
Casino Hotels	0.3
Hotels/Motels	0.3
Transport-Services	0.2
Oil Refining & Marketing	0.2
Retail-Major Department Stores	0.2
Photo Equipment & Supplies	0.2
Office Automation & Equipment	0.2
Retail-Misc./Diversified	0.2
Aerospace/Defense	0.2
Commercial Services	0.2
Investment Companies	0.2
Cable/Satellite TV	0.2
Finance-Other Services	0.2
Toys	0.2
Machine Tools & Related Products	0.2
Computers-Integrated Systems	0.2
Electronic Measurement Instruments	0.2
Finance-Investment Banker/Broker	0.2
Dialysis Centers	0.2
Metal-Aluminum	0.2
Mining	0.2
Food-Wholesale/Distribution	0.2
Machinery-Farming	0.2
Building-Residential/Commercial	0.2
Publishing-Books	0.2
Electric-Generation	0.2
Airlines	0.2
Water	0.2
Non-Ferrous Metals	0.2
Food-Catering	0.1
Textile-Products	0.1
Medical-Biomedical/Gene	0.1
Metal-Iron	0.1
Building Products-Doors & Windows	0.1
Medical Instruments	0.1
Transport-Truck	0.1
Building Products-Air & Heating	0.1
Food-Meat Products	0.1
Apparel Manufacturers	0.1
Seismic Data Collection	0.1
Optical Supplies	0.1
Investment Management/Advisor Services	0.1
Distribution/Wholesale	0.1
Containers-Paper/Plastic	0.1
Athletic Footwear	0.1
Telecommunication Equipment	0.1
Chemicals-Specialty	0.1
Diversified Operations/Commercial Services	0.1
Retail-Automobile	0.1
Shipbuilding	0.1
Publishing-Periodicals	0.1
Filtration/Separation Products	0.1
Internet Application Software	0.1
Commercial Services-Finance	0.1
Retail-Hypermarkets	0.1
Retail-Consumer Electronics	0.1
Petrochemicals	0.1
Precious Metals	0.1
Printing-Commercial	0.1
Bicycle Manufacturing	0.1
Web Portals/ISP	0.1
Applications Software	0.1
Steel Pipe & Tube	0.1
Security Services	0.1
Circuit Boards	0.1
Cruise Lines	0.1
Computers-Memory Devices	0.1
Resorts/Theme Parks	0.1
Appliances	0.1

96.3%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Australia	$20,353,003	$—	$—	$20,353,003
France	26,209,329	—	—	26,209,329
Germany	35,374,201	—	—	35,374,201
Japan	57,170,456	—	—	57,170,456
Switzerland	26,144,261	—	—	26,144,261
United Kingdom	62,794,824	—	—	62,794,824
Other Countries*	80,006,240	—	35,273	80,041,513
Preferred Stock	3,309,160	—	—	3,309,160
Rights	234	—	—	234
Repurchase Agreement	—	23,679,000	—	23,679,000
Other Financial Instruments:@
Open Futures Contracts—Appreciation	947,737	—	—	947,737
Open Forward Foreign Currency Contracts—Appreciation	—	1,342,500	—	1,342,500

Total	$312,309,445	$25,021,500	$35,273	$337,366,218

LIABILITIES:
Other Financial Instruments:@
Open Futures Contracts—Depreciation	955,659	—	—	955,659
Open Forward Foreign Currency Contracts—Depreciation	—	255,041	—	255,041

Total	$955,659	$255,041	$—	$1,210,700

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to Portfolio of Investments.

@	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

Common Stock
Balance as of 1/31/2011	$545,235
Accrued discounts	—
Accrued premiums	—
Realized gain	—
Realized loss	(222,274)
Change in unrealized appreciation	222,356
Change in unrealized depreciation	—
Net purchases	—
Net sales	(373,758)
Transfers into Level 3(1)	35,273
Transfers out of Level 3(1)	(171,559)

Balance as of 4/30/2011	$35,273

(1)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of the reporting period.
See Notes to Portfolio of Investments

SUNAMERICA SERIES TRUST
EMERGING MARKETS PORTFOLIO
Portfolio of Investments — April 30, 2011 —
(unaudited)

Common Stock — 89.3%	Shares/
	Principal	Value
	Amount	(Note 1)

BERMUDA — 3.0%
C C Land Holdings, Ltd.	5,821,000	$2,241,080
China Power New Energy Development Co., Ltd.†	33,846,000	2,658,434
China WindPower Group, Ltd.†	29,110,000	3,036,098
Nine Dragons Paper Holdings, Ltd.	1,557,000	1,780,288

		9,715,900

BRAZIL — 13.2%
Aliansce Shopping Centers SA	225,300	2,004,958
BR Malls Participacoes SA	388,071	4,084,958
Companhia Brasileira de Distribuicao Grupo Pao de Acuca ADR	79,431	3,610,933
Cosan SA Industria e Comercio	238,372	3,666,795
CPFL Energia SA	1	29
Lojas Renner SA	123,900	4,571,825
OGX Petroleo e Gas Participacoes SA†	556,441	5,973,995
PDG Realty SA Empreendimentos e Participacoes	1,148,802	6,747,350
Petroleo Brasileiro SA ADR	114,247	4,264,840
Rossi Residencial SA	408,611	3,831,053
Vale SA ADR	98,754	3,298,384

		42,055,120

CAYMAN ISLANDS — 4.8%
China High Precision Automation Group, Ltd.	2,012,000	1,634,730
Home Inns & Hotels Management, Inc. ADR†	62,200	2,688,906
PCD Stores Group, Ltd.	7,182,000	1,923,523
Perfect World Co., Ltd. ADR†	109,100	2,968,611
Real Gold Mining, Ltd.†	551,000	781,847
Sun King Power Electronics Group†	6,956,000	1,450,986
Tencent Holdings, Ltd.	138,100	3,947,619

		15,396,222

CHINA — 13.2%
Agricultural Bank of China, Ltd.†	9,350,000	5,538,065
BBMG Corp.	1,560,000	2,555,056
China Construction Bank Corp.	10,236,000	9,687,378
China National Building Material Co., Ltd.	2,032,000	4,270,045
China National Materials Co., Ltd.	2,595,000	2,569,522
Guangzhou R&F Properties Co., Ltd.	1,874,800	2,544,393
Industrial & Commercial Bank of China, Ltd.†	12,600,000	10,659,199
Ping An Insurance Group Co. of China, Ltd.	212,500	2,324,400
Weichai Power Co., Ltd.	311,000	2,124,391

		42,272,449

HONG KONG — 2.5%
China Overseas Land & Investment, Ltd.	976,000	1,880,053
China Resources Power Holdings Co., Ltd.	270,000	497,846
CNOOC, Ltd.	2,332,000	5,753,243

		8,131,142

INDIA — 2.8%
Bharti Airtel, Ltd.	273,336	2,348,532
Sterlite Industries India, Ltd.	392,234	1,611,872
Sterlite Industries India, Ltd. ADR	122,132	1,996,858
Tata Motors, Ltd.	107,540	3,045,123

		9,002,385

INDONESIA — 1.2%
Bank Rakyat Indonesia Persero Tbk PT	5,204,500	3,919,783

MEXICO — 1.0%
Grupo Financiero Banorte SAB de CV	629,620	3,144,901

NETHERLANDS — 0.6%
New World Resources NV	117,766	1,948,567

RUSSIA — 13.6%
Gazprom OAO ADR	658,042	11,226,197
LSR Group OJSC GDR	199,270	1,863,175
LUKOIL OAO ADR	110,052	7,615,598
Mechel ADR	110,688	3,162,356
Mobile Telesystems OJSC ADR	113,369	2,397,754
Sberbank of Russia	2,880,600	10,528,593
Silvinit OJSC(2)	2,833	2,833,000
Synergy Co.†	86,621	3,638,082

		43,264,755

SOUTH AFRICA — 4.8%
African Bank Investments, Ltd.	481,365	2,808,268
African Rainbow Minerals, Ltd.	97,925	3,186,105
AngloGold Ashanti, Ltd.	41,814	2,119,553
Imperial Holdings, Ltd.	119,780	2,152,756
Sasol, Ltd.	87,283	5,038,881

		15,305,563

SOUTH KOREA — 13.5%
BHI Co., Ltd.	129,893	2,090,845
Hynix Semiconductor, Inc.	133,410	4,207,771
Hyundai Department Store Co., Ltd.	19,604	2,872,046
Hyundai Mobis	12,539	4,200,533
Industrial Bank of Korea	213,860	4,100,987
KB Financial Group, Inc.	40,591	2,177,934
KEPCO Engineering & Construction Co., Inc.	25,441	1,661,802
Kia Motors Corp.	34,569	2,480,620
LG Display Co., Ltd.	110,950	3,985,980
Samsung Electronics Co., Ltd.	13,660	11,382,802
SeenTec Co., Ltd.	131,010	1,870,436
Shinsegae Co. Ltd.(3)	8,218	2,070,508

		43,102,264

TAIWAN — 9.8%
Advanced Semiconductor Engineering, Inc.	2,566,000	2,983,669
Asustek Computer, Inc.	333,000	2,999,948
First Financial Holding Co., Ltd.	3,583,000	3,321,705
Formosa Chemicals & Fibre Corp.	631,000	2,544,843
Hon Hai Precision Industry Co., Ltd.	1,593,040	6,035,401
Huaku Development Co., Ltd.	489,000	1,436,000
Taiwan Semiconductor Manufacturing Co., Ltd.	1,958,722	5,006,493
Wistron Corp.	1,745,763	3,139,368
Wistron NeWeb Corp.	608,000	2,335,318

Yuanta Financial Holding Co., Ltd.	2,115,000	1,469,648

		31,272,393

THAILAND — 2.6%
Kasikornbank PCL NVDR	721,200	3,056,342
PTT Chemical PCL(2)	496,400	2,660,770
Siam Cement PCL NVDR	195,000	2,449,749

		8,166,861

TURKEY — 0.6%
Turk Hava Yollari†	632,125	1,866,036

UNITED KINGDOM — 0.5%
Tullow Oil PLC	64,284	1,538,709

UNITED STATES — 1.6%
AsiaInfo-Linkage, Inc.†	155,190	2,933,091
Freeport-McMoRan Copper & Gold, Inc.	36,095	1,986,308
Zhongpin, Inc.†	13,175	220,022

		5,139,421

TOTAL COMMON STOCK (cost $252,967,112)		285,242,471

Preferred Stock — 8.2%

BRAZIL — 8.2%
Banco Bradesco SA ADR	444,252	8,987,218
Itau Unibanco Holding SA ADR	177,700	4,220,375
Petroleo Brasileiro SA ADR	161,450	5,387,586
Vale Fertilizantes SA	286,700	2,977,802
Vale SA ADR	153,000	4,574,700

TOTAL PREFERRED STOCK (cost $23,505,537)		26,147,681

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $276,472,649)		311,390,152

Repurchase Agreement — 1.9%

REPURCHASE AGREEMENT — 1.9%
Agreement with Banc of America Securities LLC, bearing interest at 0.02% dated 04/29/11 to be repurchased 05/02/11 in the amount of $6,152,011 and collateralized by $6,571,000 of United States Treasury Notes, bearing interest at 2.63% due 08/15/20 and having an approximate value of $6,312,717 (cost $6,152,000)	$6,152,000	6,152,000

TOTAL INVESTMENTS — (cost $282,624,649)(1)	99.4%	317,542,152
Other assets less liabilities	0.6	1,758,536

NET ASSETS —	100.0%	$319,300,688

†	Non-income producing security

(1)	See Note 4 for cost of investments on a tax basis.

(2)	Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; See Note 1.

(3)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; See Note 1.

ADR	— American Depository Receipt

GDR	— Global Depository Receipt

NVDR	— Non Voting Depository Receipt

See Notes to Portfolio of Investments

Industry Allocation*
Banks-Commercial	20.0%
Oil Companies-Exploration & Production	7.7
Oil Companies-Integrated	7.1
Real Estate Operations & Development	6.4
Electronic Components-Semiconductors	4.9
Diversified Minerals	3.5
Electronic Components-Misc.	3.1
Semiconductor Components-Integrated Circuits	2.5
Diversified Financial Services	2.2
Repurchase Agreements	1.9
Computers	1.9
Agricultural Chemicals	1.8
Energy-Alternate Sources	1.7
Metal-Copper	1.7
Auto-Cars/Light Trucks	1.8
Petrochemicals	1.6
Building Products-Cement	1.6
Retail-Apparel/Shoe	1.4
Diversified Operations	1.4
Building & Construction Products-Misc.	1.3
Auto/Truck Parts & Equipment-Original	1.3
Real Estate Management/Services	1.3
Internet Application Software	1.2
Sugar	1.2
Beverages-Wine/Spirits	1.1
Food-Retail	1.1
Power Converter/Supply Equipment	1.1
Steel-Producers	1.0
Internet Content-Entertainment	0.9
Internet Infrastructure Software	0.9
Gold Mining	0.9
Retail-Major Department Stores	0.9
Finance-Consumer Loans	0.9
Hotels/Motels	0.8
Machinery-Construction & Mining	0.8
Cellular Telecom	0.8
Telecom Services	0.7
Wireless Equipment	0.7
Insurance-Multi-line	0.7
Auto/Truck Parts & Equipment-Replacement	0.7
Machinery-Thermal Process	0.7
Retail-Discount	0.6
Coal	0.6
Retail-Regional Department Stores	0.6
Airlines	0.6
Paper & Related Products	0.6
Engineering/R&D Services	0.5
Machinery-General Industrial	0.5
Electric-Generation	0.1
Food-Misc.	0.1

99.4%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Brazil	$42,055,120	$—	$—	$42,055,120
China	42,272,449	—	—	42,272,449
Russia	40,431,755	2,833,000	—	43,264,755
South Korea	41,031,756	—	2,070,508	43,102,264
Taiwan	31,272,393	—	—	31,272,393
Other Countries*	80,614,720	2,660,770	—	83,275,490
Preferred Stock	26,147,681	—	—	26,147,681
Repurchase Agreement	—	6,152,000	—	6,152,000

Total	$303,825,874	$11,645,770	$2,070,508	$317,542,152

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to Portfolio of Investments.
The following is a reconciliation of Level 3 assets which significant unobeservable inputs were used to determine fair value:

Common Stock
Balance as of 1/31/2011	$—
Accrued discounts	—
Accrued premiums	—
Realized gain	—
Realized loss	—
Change in unrealized appreciation	—
Change in unrealized depreciation	—
Net purchases	—
Net sales	—
Transfers in Level 3(1)	2,070,508
Transfers out of Level 3(1)	—

Balance as of 4/30/2011	$2,070,508

(1)	The Portfolio’s policy is to recognize transfers in and transfers out as of the end of thereporting period.

SUNAMERICA SERIES TRUST
FOREIGN VALUE PORTFOLIO
Portfolio of Investments — April 30, 2011
(unaudited)

	Shares/
	Principal	Value
Common Stock — 93.1%	Amount	(Note 1)

AUSTRIA — 0.6%
Telekom Austria AG	228,850	$3,538,755

CANADA — 0.8%
Talisman Energy, Inc.	191,000	4,612,746

CHINA — 1.4%
China Telecom Corp., Ltd.	14,762,000	8,534,541

FRANCE — 11.5%
Alstom SA	85,620	5,693,408
AXA SA	314,394	7,054,820
Compagnie Generale des Etablissements Michelin, Class B†	102,485	10,272,013
Credit Agricole SA	396,410	6,599,484
France Telecom SA	449,090	10,532,963
GDF Suez	73,437	3,004,805
Sanofi-Aventis SA	123,768	9,789,234
Thales SA	76,500	3,379,411
Total SA	150,690	9,646,467
Vivendi SA	163,960	5,144,764

		71,117,369

GERMANY — 10.0%
Bayer AG	29,450	2,588,839
Bayerische Motoren Werke AG	26,570	2,505,679
Celesio AG†	232,726	5,642,774
Deutsche Lufthansa AG	246,960	5,603,824
Deutsche Post AG †	246,453	4,876,853
E.ON AG	188,178	6,432,855
Merck KGaA	63,100	6,684,300
Muenchener Rueckversicherungs AG	40,690	6,716,869
Rhoen-Klinikum AG	110,282	2,522,851
SAP AG	100,990	6,506,789
Siemens AG	80,540	11,716,844

		61,798,477

HONG KONG — 2.2%
Cheung Kong Holdings, Ltd.	257,000	4,043,830
Citic Pacific, Ltd.	53,000	157,985
Hutchison Whampoa, Ltd.	401,000	4,585,070
Swire Pacific, Ltd., Class A	298,500	4,558,455

		13,345,340

IRELAND — 3.1%
CRH PLC	149,155	3,700,426
CRH PLC (London)	256,750	6,278,510
Elan Corp. PLC ADR†	1,097,090	8,886,429

		18,865,365

ISRAEL — 0.3%
Check Point Software Technologies, Ltd.†	36,380	1,998,353

ITALY — 4.4%
ENI SpA	245,607	6,566,244
Intesa Sanpaolo SpA	1,021,016	3,390,528
Telecom Italia SpA RSP	6,579,577	8,497,938
UniCredit SpA	3,318,201	8,541,842

		26,996,552

JAPAN — 9.3%
East Japan Railway Co.	75,500	4,165,228
FUJIFILM Holdings Corp.	138,600	4,288,800
ITOCHU Corp.	731,900	7,570,290
Koito Manufacturing Co., Ltd.	113,000	1,772,003
Konica Minolta Holdings, Inc.	573,000	5,022,536
Mazda Motor Corp.†	987,000	2,251,063
Nintendo Co., Ltd.	16,900	3,993,996
Nissan Motor Co., Ltd.	314,900	3,004,778
NKSJ Holdings, Inc.	679,000	4,336,091
Ricoh Co., Ltd.	372,000	4,081,613
Sony Corp.	114,300	3,184,590
Toyota Motor Corp.	189,500	7,545,892
Trend Micro, Inc.	210,700	5,976,955

		57,193,835

JERSEY — 0.4%
Wolseley PLC	63,564	2,301,855

NETHERLANDS — 7.2%
Akzo Nobel NV	137,940	10,714,008
ING Groep NV†	842,210	11,102,211
Koninklijke Philips Electronics NV	149,189	4,423,846
Randstad Holding NV	64,626	3,635,476
Reed Elsevier NV	424,803	5,566,506
SBM Offshore NV	104,750	3,064,998
Unilever NV	182,807	6,016,390

		44,523,435

NORWAY — 2.9%
Statoil ASA	330,920	9,681,741
Telenor ASA	456,140	7,881,121

		17,562,862

RUSSIA — 1.3%
Gazprom OAO ADR (New York)†	335,800	5,728,748
Gazprom OAO ADR (London)†	136,400	2,301,068

		8,029,816

SINGAPORE — 2.4%
DBS Group Holdings, Ltd.	900,950	11,025,882
Singapore Telecommunications, Ltd.	1,582,000	4,032,385

		15,058,267

SOUTH KOREA — 3.6%
Hyundai Motor Co.	10,332	2,376,558
KB Financial Group, Inc. ADR	122,396	6,522,483
POSCO	7,711	3,367,469
Samsung Electronics Co., Ltd. GDR†*	23,913	9,935,851

		22,202,361

SPAIN — 5.0%
Banco Santander SA	251,618	3,213,282
Gamesa Corp. Tecnologica SA†	592,017	5,565,469
Iberdrola SA	829,516	7,703,559
International Consolidated Airlines Group SA†	566,660	2,254,611
Telefonica SA	458,746	12,332,411

		31,069,332

SWEDEN — 1.4%
Telefonaktiebolaget LM Ericsson, Class B	581,144	8,824,229

SWITZERLAND — 6.4%
Adecco SA	49,870	3,560,084
Lonza Group AG†	63,616	5,464,357
Nestle SA	70,760	4,392,846
Novartis AG	128,640	7,636,606
Roche Holding AG	43,730	7,092,854
Swiss Reinsurance Co., Ltd.†	140,855	8,394,307
UBS AG†	133,038	2,659,222

		39,200,276

TAIWAN — 1.8%
Compal Electronics, Inc. GDR*	820,180	4,646,730
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	473,385	6,390,697

		11,037,427

UNITED KINGDOM — 17.1%
Aviva PLC	1,020,210	7,613,953
BAE Systems PLC	738,961	4,047,346
BP PLC	1,030,322	7,960,477
G4S PLC	780,400	3,600,380
GlaxoSmithKline PLC	435,897	9,505,352
Hays PLC	2,546,370	5,048,701
HSBC Holdings PLC ADR	115,760	6,305,447
Kingfisher PLC	1,061,470	4,866,957
Marks & Spencer Group PLC	1,368,170	8,867,051
Premier Foods PLC†	5,517,844	2,965,022
Rentokil Initial PLC†	900,344	1,417,416
Rexam PLC	1,130,937	7,378,670
Rolls-Royce Group PLC†	282,780	3,030,071
Rolls-Royce Group PLC, Class C†(1)	27,146,880	45,345
Royal Dutch Shell PLC ADR	140,618	11,018,826
Sage Group PLC	295,950	1,408,869
Tesco PLC	796,900	5,371,661
Vodafone Group PLC	4,207,268	12,059,377
WM Morrison Supermarkets PLC	620,660	3,056,248

		105,567,169

TOTAL COMMON STOCK (cost $480,885,577)		573,378,362

Preferred Stock — 2.0%

BRAZIL — 2.0%
Petroleo Brasileiro SA ADR	247,820	8,269,753
Vale SA ADR	139,750	4,178,525

TOTAL PREFERRED STOCK (cost $7,617,434)		12,448,278

TOTAL LONG-TERM INVESTMENT SECURITIES (cost $488,503,011)		585,826,640

Repurchase Agreement — 4.3%

Agreement with State Street Bank & Trust Co., bearing interest at 0.01% dated 04/30/11 to be repurchased 05/02/11 in the amount of $26,692,022 and collateralized by $26,665,000 of United States Treasury Notes, bearing interest at 1.38%, due 05/15/13 and having an approximate value of $27,225,842 (cost $26,692,000)	$26,692,000	26,692,000

TOTAL INVESTMENTS — (cost $515,195,011)(2)	99.4%	612,518,640
Other assets less liabilities	0.6	3,418,098

NET ASSETS —	100.0%	$615,936,738

†	Non-income producing security

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At April 30, 2011, the aggregate value of these securities was $14,582,581 representing 2.4% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.

(1)	Illiquid security. At April 30, 2011, the aggregate value of these securities was $3,030,071 representing 0.5% of net assets.

(2)	See Note 4 for cost of investments on a tax basis.

ADR	— American Depository Receipt

GDR	— Global Depository Receipt

RSP	— Risparmio Savings Shares

Industry Allocation*
Oil Companies-Integrated	8.7%
Medical-Drugs	8.1
Telephone-Integrated	5.7
Repurchase Agreements	4.3
Banks-Commercial	3.9
Diversified Banking Institutions	3.9
Telecom Services	3.3
Insurance-Multi-line	2.9
Auto-Cars/Light Trucks	2.9
Electric-Integrated	2.7
Insurance-Reinsurance	2.5
Chemicals-Diversified	2.1
Oil Companies-Exploration & Production	2.1
Human Resources	2.0
Cellular Telecom	2.0
Diversified Manufacturing Operations	1.9
Aerospace/Defense	1.7
Food-Misc.	1.7
Rubber-Tires	1.7
Building Products-Cement	1.6
Electronic Components-Semiconductors	1.6
Photo Equipment & Supplies	1.5
Diversified Operations	1.5
Retail-Major Department Stores	1.4
Wireless Equipment	1.4
Food-Retail	1.4
Airlines	1.3
Insurance-Life/Health	1.2
Import/Export	1.2
Containers-Metal/Glass	1.2
Enterprise Software/Service	1.1
Semiconductor Components-Integrated Circuits	1.0
Internet Security	1.0
Machinery-General Industrial	0.9
Medical-Wholesale Drug Distribution	0.9
Publishing-Books	0.9
Power Converter/Supply Equipment	0.9
Chemicals-Specialty	0.9
Multimedia	0.8
Transport-Services	0.8
Retail-Building Products	0.8
Computers	0.8
Electronic Components-Misc.	0.7
Insurance-Property/Casualty	0.7
Diversified Minerals	0.7
Transport-Rail	0.7
Office Automation & Equipment	0.7
Real Estate Operations & Development	0.7
Toys	0.6
Security Services	0.6
Applications Software	0.5
Steel-Producers	0.5
Audio/Video Products	0.5
Oil-Field Services	0.5
Food-Wholesale/Distribution	0.5
Medical-Hospitals	0.4
Distribution/Wholesale	0.4
Auto/Truck Parts & Equipment-Original	0.3
Diversified Operations/Commercial Services	0.2

99.4%

*	Calculated as a percentage of net assets
The following is a summary of the inputs used to value the Portfolio’s net assets as of April 30, 2011 (see Note 1):

			Level 3-Signifcant
	Level 1-Unadjusted	Level 2-Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
France	$71,117,369	$—	$—	$71,117,369
Germany	61,798,477	—	—	61,798,477
Japan	57,193,835	—		57,193,835
Netherlands	44,523,435	—	—	44,523,435
Spain	31,069,332	—	—	31,069,332
Switzerland	39,200,276	—	—	39,200,276
United Kingdom	105,567,169	—	—	105,567,169
Other Countries*	162,908,469	—	—	162,908,469
Preferred Stock	12,448,278	—	—	12,448,278
Repurchase Agreement	—	26,692,000	—	26,692,000

Total	$585,826,640	$26,692,000	$—	$612,518,640

*	Sum of all other countries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of common stocks by country, please refer to Portfolio of Investments.

See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS — April 30, 2011 — (unaudited)
Note 1. Security Valuations: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be the normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees (“the Board”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.
Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost of the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.
Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.
Futures contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Swap contracts are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers.
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.
The various inputs that may be used to determine the value of the Portfolios’ investments are summarized into three levels listed below:

Level 1	—	Unadjusted quoted prices in active markets for identical securities

Level 2	—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees, etc.)

Level 3	—	Significant unobservable inputs (includes inputs that reflect the Portfolios’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The summary of the inputs used to value the Portfolios’ net assets as of April 30, 2011, are reported on a schedule following the Portfolio of Investments.
Derivative Instruments:
The following tables present the value of derivatives held as of April 30, 2011, by their primary underlying risk exposure. For a detailed presentation of derivatives held as of April 30, 2011, please refer to the Portfolio of Investments.

	Corporate Bond Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Interest rate contracts
Futures contracts (variation margin)(2)(3)	$—	$84,375

(1)   The Portfolio’s derivative contracts held during the period ended April 30, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2) The average value outstanding for interest rate futures contracts was $36,025,781

(3) The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) $(908,008) as reported in the Portfolio of Investments.

	Global Bond Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Interest rate contracts
Futures contracts (variation margin)(2)(3)	$24,712	$—
Unrealized appreciation/(depreciation) on interest rate swaps(4)	2,329,038	2,529,319

Credit contracts
Unrealized appreciation/(depreciation) on credit default swaps(5)	25,320	—

Foreign exchange contracts(6)	3,153,320	4,631,540

	$5,532,390	$7,160,859

(1)   The Portfolio’s derivative contracts held during the period ended April 30, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2) The average value outstanding for interest rate futures contracts was $268,761,633

(3) The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) $200,401 as reported in the Portfolio of Investments.

(4) The average notional amount outstanding for interest rate swap contracts was $386,986,278

(5) The average notional amount outstanding for credit default swap contracts was $4,282,206

(6) The average notional amount outstanding for forward foreign currency contracts was $262,691,438

	Total Return Bond Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Interest rate contracts
Futures contracts (variation margin)(2)(8)	$—	$52,659
Put options purchased at value(3)	37,835	—
Put and call options written at value(9)(10)(11)	—	1,234,147
Unrealized appreciation/(depreciation) on interest rate swaps(5)	592,118	188,033

Credit contracts
Unrealized appreciation/(depreciation) on credit default swaps(6)	—	102,435
Put and call options written at value(4)	—	1,843

Foreign exchange contracts(7)	2,780,323	2,480,411

	$3,410,276	$4,059,528

(1)	The Portfolio’s derivative contracts held during the period ended April 30, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2)	The average value outstanding for interest rate futures contracts was $571,941,393

(3)	The average notional amount outstanding for purchased options contracts on interest rate swap contracts was $8,800,000

(4)	The average notional amount outstanding for written options on credit indices was $21,700,000

(5)	The average notional amount outstanding for interest rate swap contracts was $183,316,491

(6)	The average notional amount outstanding for credit default swap contracts was $9,333,333

(7)	The average notional amount outstanding for forward foreign currency contracts was $150,596,446

(8)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) $238,999 as reported in the Portfolio of Investments.

(9)	The average value outstanding for written options contracts on exchange traded futures was $142,802

(10)	The average notional amount outstanding for written straddle options was $18,600,000

(11)	The average notional amount outstanding for written options contracts on interest rate swap contracts was $91,689,866

	Balanced Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Equity contracts
Futures contracts (variation margin)(2)(5)	$2,860	$—

Interest rate contracts
Futures contracts (variation margin)(3)(5)	—	1,532
Put options purchased at value(4)	140	—

	$3,000	$1,532

(1)   The Portfolio’s derivative contracts held during the period ended April 30, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2) The average value outstanding for equity futures contracts was $397,370

(3) The average value outstanding for interest rate futures contracts was $8,305,008

(4) The average notional amount outstanding for interest rate put options written was $3,000

(5) The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) ($5,741) as reported in the Portfolio of Investments.

	Telecom Utility Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Foreign exchange contracts(2)	$3,399	$255,809

(1)   The Portfolio’s derivative contracts held during the period ended April 30, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2) The average notional amount outstanding for forward foreign currency contracts was $3,906,983

	Equity Index Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Equity contracts
Futures contracts (variation margin)(2)(3)	$1,200	$—

(1)   The Portfolio’s derivative contracts held during the period ended April 30, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2) The average value outstanding for equity futures contracts was $333,900

(3) The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) $21,079 as reported in the Portfolio of Investments.

	International Growth and Income Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Foreign exchange contracts(2)	$4,639,620	$3,359,364

(1)   The Portfolio’s derivative contracts held during the period ended April 30, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2) The average notional amount outstanding for forward foreign currency contracts was $203,291,468

	International Diversified Equities Portfolio
	Asset Derivatives	Liability Derivatives
Derivatives Contracts(1)	Value	Value

Equity contracts
Futures contracts (variation margin)(2)(4)	$65,839	$—

Foreign exchange contracts(3)	1,342,500	255,041

	$1,408,339	$255,041

(1)   The Portfolio’s derivative contracts held during the period ended April 30, 2011, are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

(2) The average value outstanding for equity futures contracts was $36,977,375

(3) The average notional amount outstanding for forward foreign currency contracts was $56,308,853

(4) The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) ($7,922) as reported in the Portfolio of Investments.

Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts (“forward contracts”) for various purposes, including to facilitate settlement of foreign currency denominated portfolio transactions, to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. During the three months ended April 30, 2011, the Global Bond, Total Return Bond, Telecom Utility, International Growth and Income, and International Diversified Equities Portfolios used forward currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. In addition, the Total Return Bond Portfolio also used forward currency contracts to enhance return. Forward contracts are reported on a schedule following the Portfolio of Investments. As of April 30, 2011, the following Portfolios had open forward contracts: Global Bond Portfolio, Total Return Bond Portfolio, Telecom Utility Portfolio, International Growth and Income Portfolio and International Diversified Equities Portfolio.
A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Risks to the Portfolios of entering into forward contracts include credit risk and market risk. Credit risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will generally consist of the net amount of contractual payments that the Portfolio has not yet received though the Portfolio’s maximum risk due to counterparty credit risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.
Futures Contracts. Certain of the Portfolios may enter into futures contracts for various purposes, including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or currency rates, to manage duration and yield curve positioning, or to enhance income or total return. During the three months ended April 30, 2011, the Corporate Bond Portfolio used futures contracts to hedge against changes in interest rates, and prices of bonds or other instruments. The Global Bond Portfolio used futures contracts to increase or decrease exposure to equity and bond markets. The Total Return Bond Portfolio used futures contracts to increase or decrease exposure to bond markets, to manage duration and yield curve positioning, and hedge against changes in interest rates. The Equity Index and International Diversified Equities Portfolios used futures contracts to increase or decrease exposure to equity markets. The Balanced Portfolio used futures contracts to increase or decrease exposure to equity and bond markets and to hedge against changes in interest rates, and prices of bonds. Futures contracts are reported on a schedule following the Portfolio of Investments. As of April 30, 2011, the following Portfolios had open futures contracts: Corporate Bond Portfolio, Global Bond Portfolio, Total Return Bond Portfolio, Balanced Portfolio, Equity Index Portfolio and International Diversified Equities Portfolio.
A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the “broker”). Common futures contracts include interest rate futures, single stock futures, stock index futures and currency futures. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect to a single stock futures contract, except that rather than being based on a specific security it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.
A Portfolio’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts may be conducted through regulated exchanges that minimize counter-party credit risks or they may be unlisted, or traded over-the-counter.
The primary risk to the Portfolios of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security(ies).
Options. Certain Portfolios may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Portfolio’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased, or to generate income. During the three months ended April 30, 2011, the Total Return Bond Portfolio and the Balanced Portfolio used option contracts to seek protection against a decline in the value of a Portfolio’s securities or an increase in prices of securities that may be purchased or to generate income. Option contracts are reported on a schedule following the Portfolio of Investments. As of April 30, 2011, the Total Return Bond Portfolio and the Balanced Portfolio had open option contracts.
An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Portfolio writes a call or a put option, it receives a premium which is equal to the current market value of the option written. If a Portfolio purchases a call or a put option, it pays a premium which reflects the current market value of the option. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (“OTC”) market.
Risks to the Portfolios of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Portfolio’s loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the portfolio may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.
Swap Contracts: Certain Portfolios may enter into credit default, interest rate, equity and/or total return swap contracts. Generally, a swap contract is a privately negotiated agreement between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either marked-to-market daily based upon quotations from market makers or are calculated using standard models and current market data. Any change, in market value is recorded as an unrealized gain or loss. In connection with these contracts, securities or cash may be identified as collateral in accordance with the terms of the respective swap contract to provide assets of value and recourse in the event of default or bankruptcy/insolvency. The Portfolios amortize upfront payments and receipts on the swap contracts on a daily basis. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments made or received by the Portfolios are included as part of realized gain (loss).
Credit Default Swap Agreements: Certain Portfolios may enter into credit default swap agreements (“credit default swaps”) for various purposes, including managing credit risk (i.e., hedging), enhancing returns, a substitute for physical securities or speculation. During the three months ended April 30, 2011, the Global Bond and Total Return Bond Portfolios used credit default swaps to manage credit risk (i.e., hedging). In additions, the Total Return Bond Portfolio also used credit default swaps as a substitute for physical securities. Credit default swaps are reported on a schedule following the Portfolio of Investments. As of April 30, 2011, Global Bond Portfolio and the Total Return Bond Portfolio had open credit default swaps.
Credit default swaps are bilateral contracts in which one party makes periodic fixed-rate payments or a one time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.
If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
As a buyer of protection on credit default swaps, a Portfolio will make periodic payments, similar to an insurance premium, the seller of protection agrees to compensate the Portfolio for future potential losses as a result of a credit event on the reference bond or other asset. The Portfolio effectively transfers the credit event risk of the reference bond or asset from it to the seller of protection.
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Credit default swaps on corporate issues or sovereign issues of an emerging country are bilateral contracts in which the buyer of protection makes periodic fixed payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce credit risk where a Portfolio owns or has exposure to the referenced obligation) or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular issuer’s default.
Credit default swaps on asset-backed securities are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular referenced obligation’s default.
Credit default swaps on credit indices are bilateral contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swaps outstanding as of April 30, 2011 for which a Portfolio is the seller of protection, if any, are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swaps entered into by a Portfolio for the same referenced entity or entities.
Equity Swap Agreements: Certain Portfolios may enter into equity swap agreements (“equity swaps”) for various purposes, including to hedge exposure to market risk or to gain exposure to a security or market index. Equity swaps are reported on a schedule following the Portfolio of Investments. As of April 30, 2011, none of the Portfolios had open equity swaps.
Equity swaps, a type of total return swap, are contracts that are typically entered into for the purpose of investing in a security or index without owning or taking physical custody of securities. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.
The counterparty to an equity swap will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets.
Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the counterparty to an equity swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of payments that the Portfolio is contractually entitled to receive, if any. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates.
Interest Rate Swap Agreements: Certain Portfolios may enter into interest rate swap agreements (“interest rate swaps”) for various purposes, including managing exposure to fluctuations in interest rates, a substitute for physical securities or for speculation. During the three months ended April 30, 2011, the Global Bond and Total Return Bond Portfolios used Interest Rate Swap agreements to manage exposure to fluctuations in interest rates. In addition, the Total Return Bond Portfolio also used interest rate swaps as a substitute for physical securities. Interest rate swaps are reported on a schedule following the Portfolio of Investments. As of April 30, 2011, the Global Bond Portfolio and Total Return Bond Portfolio had open interest rate swaps.
Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Since interest rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest rate positions. Portfolios will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio’s risk of loss consists of the net discounted amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
Risks of Entering into Swap Agreements: Risks to the Portfolios of entering into credit default swaps, equity swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk or documentation risk. By entering into swap agreements, the Portfolios may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that the subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, the Portfolio may suffer a loss.
Master Agreements.  Certain Portfolios that hold derivative instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative instruments entered into from time to time. The Master Agreement may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by the Portfolio and applicable counterparty. Collateral requirements are generally determined based on a Portfolio’s net position with each counterparty. The Master Agreements may contain certain provisions that require a Portfolio to post additional collateral upon the occurrence of certain events, such as when a Portfolio’s net assets fall below a specified level. The Master Agreements also typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Portfolio may also occur upon a decline in the Portfolio’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all derivative instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Portfolio’s counterparties to elect early termination could cause the Portfolio to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to the Portfolio’s financial statements.
Structured Securities: Certain of the Portfolios may invest in structured securities for various purposes, including managing exposure to fluctuations in currency exchange rates, interest rates, commodity prices, indices or other financial indicators or for speculation. As of April 30, 2011, none of the Portfolio had open structured securities.
Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio’s entire investment in the structured security. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference (i.e. leveraged structured securities). Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments (i.e. investment grade corporate bonds).
The risks of investing in a particular structured security will depend on the terms of the investment; however, structured securities generally will expose the Portfolio to credit risk, illiquidity risk and market risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contract. Structured securities are typically sold in private placement transactions with no active trading market. Market risk is the risk that there will be an unfavorable change in the Reference. Investments in structured securities may be more volatile than their underlying instruments; however, generally any loss is limited to the amount of the original investment.

Note 2. Repurchase Agreements:
As of April 30, 2011, the following Portfolios held an undivided interest in a joint repurchase agreement with State Street Bank and Trust Co.:

	Percentage	Principal
Portfolio	Interest	Amount
High Yield Bond	2.01%	$3,986,000
Equity Index	0.15	305,000
“Dogs” of Wall Street	0.75	1,478,000
Blue Chip Growth	1.49	2,949,000
As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:
State Street Bank and Trust Co., dated April 29, 2011, bearing interest at a rate of 0.01% per annum, with a principal amount of $197,952,000, a repurchase price of $197,952,165 and a maturity date of May 2, 2011. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	3.13%	04/30/2017	$191,040,000	$201,911,296
Note 3. Transactions with Affiliates: As disclosed in the Portfolio of Investments, certain Portfolios own common stock issued by American International Group, Inc. (“AIG”) or other affiliates of SunAmerica Asset Management Corp. (“Adviser”). During the three months ended April 30, 2011, the following Portfolios recorded realized gains (losses) and income on security transactions of AIG and other affiliates of the Adviser as follows:

			Value				Change in
			at January 31,	Cost of	Proceeds of	Realized	Unrealized	Value
Portfolio	Security	Income	2011	Purchases	Sales	Gain/(Loss)	Gain(Loss)	at April 30, 2011
Equity Index	American International Group, Inc.	$—	$8,070	$524	$—	$—	$(1,897)	$6,697
Note 4. Federal Income Taxes: The amount of aggregate unrealized gain (loss) and the cost of investment securities for Federal Income tax purposes, including short-term securities and repurchase agreement, were as follows:

	Aggregate	Aggregate	Net
	Unrealized	Unrealized	Unrealized	Cost of
	Gain	Loss	Gain/(Loss)	Investments
Cash Management	$26,005	$(50,247)	$(24,242)	$347,582,711
Corporate Bond	86,350,174	(9,606,303)	76,743,871	947,658,282
Global Bond	27,604,282	(5,965,453)	21,638,829	284,477,234
High-Yield Bond	16,496,631	(17,994,572)	(1,497,941)	299,982,489
Total Return Bond	23,976,467	(10,025,300)	13,951,167	809,304,920
Balanced	16,658,888	(8,492,484)	8,166,404	147,310,374
MFS Total Return	127,491,114	(21,661,345)	105,829,769	649,000,227
Telecom Utility	9,906,130	(2,304,489)	7,601,641	35,087,730
Equity Index	5,551,910	(4,101,928)	1,449,982	17,913,963
Growth-Income	31,697,485	(1,174,540)	30,522,945	210,159,679
Equity Opportunities	17,201,588	(720,937)	16,480,651	83,869,939
Davis Venture Value	525,913,590	(23,918,730)	501,994,860	945,122,707
“Dogs” of Wall Street	5,563,610	(2,886,779)	2,676,831	57,071,963
Alliance Growth	81,854,609	(12,858,664)	68,995,945	374,767,279
Capital Growth	18,083,411	(1,280,032)	16,803,379	54,608,015
MFS Massachusetts Investors Trust	65,373,721	(5,558,816)	59,814,905	256,191,458
Fundamental Growth	35,491,829	(2,524,125)	32,967,704	135,783,706
Blue Chip Growth	10,829,372	(1,730,161)	9,099,211	69,339,862
Real Estate	60,247,449	(3,026,383)	57,221,066	256,593,038
Small Company Value	52,662,026	(6,981,058)	45,680,968	165,889,188
Mid-Cap Growth	48,749,059	(4,592,859)	44,156,200	151,692,279
Aggressive Growth	8,168,035	(2,199,833)	5,968,202	74,230,700
Growth Opportunities	36,229,985	(2,764,727)	33,465,258	155,620,924
Marsico Focused Growth	23,095,740	(1,944,856)	21,150,884	97,359,383
Technology	6,341,361	(1,922,082)	4,419,279	40,861,184
Small & Mid Cap Value	114,313,552	(7,021,769)	107,291,783	470,156,103
International Growth and Income	72,137,138	(11,089,170)	61,047,968	333,272,991
Global Equities	27,461,928	(4,830,845)	22,631,083	102,324,307
International Diversified Equities	68,092,915	(21,341,830)	46,751,085	288,324,896
Emerging Markets	39,469,503	(8,333,255)	31,136,248	286,405,904
Foreign Value	121,425,570	(26,824,764)	94,600,806	517,917,834
ADDITIONAL INFORMATION
Additional information is available in the Trust’s Annual and Semiannual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

Item 2. Controls and Procedures.
a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Act of 1940 (17 CFR 270.30a-3 (c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant of Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Series Trust
By:	/s/ John T. Genoy
John T. Genoy
President
Date: June 29, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President
Date: June 29, 2011

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer
Date: June 29, 2011